As filed with the Securities and Exchange Commission on January 5, 2016
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811- 21715
NEUBERGER BERMAN ALTERNATIVE FUNDS
 (Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)
Registrant’s telephone number, including area code: (212) 476-8800
Robert Conti
Chief Executive Officer and President
Neuberger Berman Alternative Funds
c/o Neuberger Berman Investment Advisers LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2015
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following are copies of the annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.
Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Absolute Return Multi-Manager Fund

Long Short Multi-Manager Fund

Annual Report

October 31, 2015

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Absolute Return Multi-Manager Fund	2
Long Short Multi-Manager Fund	5
FUND EXPENSE INFORMATION	10
SCHEDULE OF INVESTMENTS
Absolute Return Multi-Manager Fund	12
Long Short Multi-Manager Fund	36
FINANCIAL STATEMENTS	58
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Absolute Return Multi-Manager Fund	93
Long Short Multi-Manager Fund	95
Report of Independent Registered Public Accounting Firm	99
Directory	100
Trustees and Officers	101
Proxy Voting Policies and Procedures	110
Quarterly Portfolio Schedule	110
Notice to Shareholders	110
Board Consideration of the Management and Sub-Advisory Agreements	111

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund.

The global financial markets were volatile at times and generated mixed results during the 12 month reporting period ended October 31, 2015. Investor risk appetite fluctuated given incoming global economic data, uncertainties regarding central bank monetary policies, falling commodity prices and numerous geopolitical issues. Despite experiencing its first correction (a decline of at least 10%) since 2011, the U.S. equity market, as measured by the S&P 500 Index, gained 5.20% over the 12-month period. In contrast, international developed market equities were largely flat, while emerging markets equities fell sharply. Within fixed income, longer-term U.S. Treasury yields declined and the overall bond market, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96% during the period. Hedge fund strategies, as measured by the HFRX Absolute Return Index, returned 3.15% for the period, underperforming the S&P 500 but outperforming the Barclays U.S. Aggregate Bond Index.

Looking ahead, we believe the U.S. economy will continue to expand, but growth could remain relatively muted. Against this backdrop, we anticipate the U.S. Federal Reserve will move toward policy normalization and begin to raise interest rates, which we believe could be a tailwind for hedge fund strategies. Additionally, hedge fund strategy alpha (returns due to strategic trading and stock picking) has been historically positive but cyclical, and we anticipate a rebound in hedge fund strategy performance following the recent period of negative alpha from these strategies. While the last few months have been challenging, we maintain high conviction in our subadvisers and believe they are well positioned for the current and coming environment.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Absolute Return Multi-Manager Fund Commentary (Unaudited)

Neuberger Berman Absolute Return Multi-Manager Fund Institutional Class generated a –2.10% total return for the 12 months ended October 31, 2015. During the period, the Fund underperformed its primary benchmark, the HFRX Absolute Return Index, which posted a 3.15% return. (Performance for all share classes is provided in the table following this letter.)

Global financial markets were volatile during the reporting period given mixed economic data, shifting central bank monetary policy and a number of geopolitical issues. Despite periods of weakness, the U.S. equity market generated positive results. Within fixed income, Treasury yields declined and the curve flattened, while high yield produced weak results.

After performing in line with expectations relative to the primary benchmark in the first 10 months of the period, the Fund underperformed in September and October 2015. Overall, gains from equity long/short and credit strategies were outpaced by losses from the event driven strategies.

Following several large deal breaks, crowded event driven trades experienced severe selling pressure in October 2014, but rebounded strongly over the next few months. Meanwhile, the pace of corporate activity accelerated throughout the 12-month period. Both of these factors were tailwinds for our event driven subadvisers. However, as the fiscal year progressed, several large event driven hedge funds that underperformed began to de-risk and raise cash to meet anticipated redemptions. This led to selling pressure in crowded trades, which intensified in September and October 2015, more than offsetting our subadvisers' previous gains.

The period also marked the end of U.S. Federal Reserve (Fed) quantitative easing. We thought this would lead to increased market volatility and therefore we increased our equity long/short allocation. This was prudent for most of the period and, as we entered September 2015, some of our sector-focused equity long/short subadvisers were among our best performers. However, this sharply reversed over the next two months. For example, the Health Care sector experienced a dramatic and rather indiscriminate decline following concerns about potential legislation against drug price increases. As such, our subadviser that is focused on the sector gave back all previous gains. That said, positive performance for the equity long/short strategy in aggregate was driven by outperformance from some of our global and sector diversified subadvisers.

In the credit allocation, our asset-backed securities subadviser was responsible for the majority of gains. Despite negative performance for high yield indices during the period, our credit long/short subadviser generated a small gain, driven by several positive events on both the long and short sides of the portfolio.

During the reporting period, the portfolio's aggregate use of financial futures contracts, forward contracts, swap contracts and options detracted from performance.

While the last few months have been challenging, we have high conviction in our subadvisers and believe they are well positioned for the current and coming environment. Rising interest rates seem elusive, but we are optimistic that the Fed will act sooner rather than later.

While "hedge fund alpha" (returns due to strategic trading and stock picking) has been historically positive in the long term, it can be cyclical over the short to medium terms. Broadly speaking, periods of negative alpha have often been followed by periods of strong positive alpha, and we anticipate a similar rebound in the medium term. For example, we think some of our equity long/short subadvisers, particularly those focused on the Health Care and Energy sectors, should benefit from what seem to be current valuation mismatches. Similarly, with merger arbitrage spreads near multi-year highs, we think those portions of our event driven subadvisers' portfolios have the ability to rebound strongly. Still, we anticipate further selling pressure in crowded special situations trades and have tactically reduced our non-merger event driven exposure. Lastly, we anticipate heightened fixed income volatility over the next several months and think our credit and global macro/managed futures subadvisers are well-positioned for such an environment.

Sincerely,

DAVID KUPPERMAN AND JEFF MAJIT
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

2

Absolute Return Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NABIX
Class A	NABAX
Class C	NABCX
Class R6	NRABX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Asset-Backed Securities	6.2%	—%
Bank Loan Obligations	8.0	—
Business Development Companies	0.2	—
Closed-End Funds	0.2	—
Common Stocks	51.9	(18.0)
Corporate Debt Securities	4.0	(0.6)
Exchange Traded Funds	0.5	(8.8)
Exchange Traded Notes	—	(0.4)
Master Limited Partnerships	2.2	(0.2)
Mortgage-Backed Securities	4.7	—
Municipal Notes	0.1	—
Preferred Stocks	0.1	—
Purchased Options	0.6	—
Rights	0.0	—
U.S. Treasury Securities	0.1	—
Warrants	0.0	—
Short-Term Investments	15.7	—
Cash, receivables and other
assets, less liabilities	33.5 *	—
Total	128.0%	(28.0)%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS3

	Inception	Average Annual Total Return Ended 10/31/2015
	Date	1 Year	Life of Fund
At NAV
Institutional Class	05/15/2012	–2.10%	2.52%
Class A	05/15/2012	–2.47%	2.14%
Class C	05/15/2012	–3.21%	1.37%
Class R6[4]	12/31/2013	–2.14%	2.53%
With Sales Charge
Class A		–8.11%	0.41%
Class C		–4.15%	1.37%
Index
HFRX Absolute Return Index[1,2]		3.15%	2.58%
S&P 500® Index[1,2]		5.20%	15.99%
Barclays U.S. Aggregate Bond Index[1,2]		1.96%	2.09%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 2.68%, 3.05%, 3.80% and 2.58% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 2.57% for Class R6 shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class, Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the annual period ending October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Absolute Return Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

4

Long Short Multi-Manager Fund Commentary (Unaudited)

The Neuberger Berman Long Short Multi-Manager Fund Institutional Class generated a –2.36% total return for the 12 months ended October 31, 2015. During this period, the Fund underperformed its benchmarks, the HFRX Equity Hedge Index and the S&P 500® Index, which returned –0.96% and 5.20%, respectively. (Performance for all share classes is provided in the table immediately following this letter.)

The global financial markets were volatile during the reporting period given mixed economic data, shifting central bank monetary policy and a number of geopolitical issues. Despite periods of weakness, U.S. equities generated positive results. Elsewhere, international developed equities were flat overall and emerging market equities fell sharply.

Over the 12-month period, performance was due predominantly to losses from the long side of the portfolio, while shorts in aggregate were approximately flat for the period. From a sector perspective, losses were driven by the Energy, Industrials and Utilities sectors. In contrast, Consumer Discretionary, Communications and Health Care provided gains.

Within Energy, the bulk of the losses occurred during the third quarter of 2015, as extreme price volatility in stocks tied to energy commodities challenged performance on the long side of the portfolio. This was particularly frustrating for our long positons in natural gas pipeline companies, which fell as much as the broader energy sector despite operating under take-or-pay contracts and as a result having limited direct exposure to the underlying commodity price. The Fund's exposure to industrials also struggled, driven largely by losses from long positions in transportation companies.

Some of the largest individual winners over the period were from the Health Care sector. Two of our holdings benefited from merger and acquisition activity, including a long position in a biopharmaceutical company that reached a deal to be acquired by a competitor, and a long position in a provider of injectable pharmaceutical drugs and infusion technologies that agreed to be bought by a large global biopharmaceutical company. Both companies received bids that represented substantial premiums from where their stocks were trading. Long positions within Consumer Discretionary also performed well. Examples include a long position in an owner and operator of amusement parks and a long position in a provider of horseracing events, casino gaming and entertainment. Both reported strong earnings results.

During the reporting period, the portfolio's aggregate use of financial forward contracts, swap contracts and options contributed to performance.

While the last few months have been challenging, we have high conviction in our subadvisers and believe they are well positioned for the current and coming environment. "Hedge fund alpha" (returns due to strategic trading and stock picking) is historically positive in the long term, but it can be highly cyclical over the short to medium terms. Broadly speaking, we believe the recent period of negative alpha may be followed by a period of strong positive alpha as has typically been the case historically. Further, we believe that heightened equity market volatility should be beneficial to the Fund over the medium term if our subadvisers are able to find and monetize shorts more effectively and use periodic selloffs to build attractive long positions.

Sincerely,

DAVID KUPPERMAN AND JEFF MAJIT
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers and subadvisers. The opinions are as of the date of this report and are subject to change without notice.

5

Long Short Multi-Manager Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NLMIX
Class A	NLMAX
Class C	NLMCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Business Development Companies	0.6%	—%
Common Stocks	65.4	(32.5)
Closed-End Funds	0.6	—
Exchange Traded Funds	1.2	(4.2)
Exchange Traded Notes	—	(1.1)
Master Limited Partnerships	5.6	(0.4)
Preferred Stocks	0.3	—
Purchased Options	0.4	—
Short-Term Investments	17.4	—
Cash, receivables and other
assets, less liabilities	46.7 *	—
Total	138.2%	(38.2)%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Average Annual Total Return Ended 10/31/2015
	Date	1 Year	Life of Fund
At NAV
Institutional Class	12/19/2013	–2.36%	0.77%
Class A	12/19/2013	–2.71%	0.43%
Class C	12/19/2013	–3.41%	–0.33%
With Sales Charge
Class A		–8.28%	–2.71%
Class C		–4.37%	–0.33%
Index
HFRX Equity Hedge Index[1,2]		–0.96%	0.76%
S&P 500® Index[1,2]		5.20%	9.89%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2014 were 5.12%, 5.90% and 8.21% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 2.80%, 3.14% and 3.90% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ending October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

6

Long Short Multi-Manager Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

7

Endnotes

1  Please see "Glossary of Indices" on page 9 for a description of indices. Please note that individuals cannot invest directly in any index. The S&P 500® and the Barclays U.S. Aggregate Bond indices do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. The HFRX Absolute Return and HFRX Equity Hedge indices do take into account fees and expenses of investing since they are based on the underlying hedge funds' net returns. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

4  The performance information for Class R6 prior to the class' inception date is that of the Institutional Class of Neuberger Berman Absolute Return Multi-Manager Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

*  On or about January 1, 2016, it is anticipated that Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (NB LLC) will transfer to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provide to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI will be renamed Neuberger Berman Investment Advisers LLC (NBIA). In addition, on the date of the transfer, the services previously provided by NB Alternative Investment Management LLC (NBAIM) will be provided by NBIA.

  NBM currently serves as each Fund's investment manager and administrator and NB LLC, NBFI and NBAIM currently serve as certain Funds' adviser or sub-adviser. Following the consolidation, the investment professionals of NBM, NB LLC, NBFI and NBAIM who currently provide services to the Funds under the Agreements will continue to provide the same services, except that they will provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation will not result in any change in the investment processes currently employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

8

Glossary of Indices

Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and non-agency).

HFRX Absolute Return Index:

The index is designed to be representative of the overall composition of the hedge fund universe. The index comprises all eligible hedge fund strategies including, but not limited to, convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The index employs a constituent weighting methodology that selects constituent funds which characteristically exhibit lower volatilities and lower correlations to standard directional benchmarks of equity market and hedge fund industry performance. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

9

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2015 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

10

Expense Information as of 10/31/15 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio
Absolute Return Multi-Manager Fund
Institutional Class	$1,000.00	$947.50	$13.55	2.76%	$1,000.00	$1,011.29	$13.99	2.76%
Class A	$1,000.00	$945.50	$15.30	3.12%	$1,000.00	$1,009.48	$15.80	3.12%
Class C	$1,000.00	$942.40	$18.95	3.87%	$1,000.00	$1,005.70	$19.56	3.87%
Class R6	$1,000.00	$947.50	$13.20	2.69%	$1,000.00	$1,011.64	$13.64	2.69%
Long Short Multi-Manager Fund
Institutional Class	$1,000.00	$949.10	$14.30	2.91%	$1,000.00	$1,010.54	$14.75	2.91%
Class A	$1,000.00	$947.90	$16.05	3.27%	$1,000.00	$1,008.72	$16.56	3.27%
Class C	$1,000.00	$943.60	$19.74	4.03%	$1,000.00	$1,004.89	$20.37	4.03%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

11

Schedule of Investments Neuberger Berman Absolute Return
Multi-Manager Fund 10/31/15

	Number of Shares	Value†
Long Positions (94.5%)
Common Stocks (51.9%)
Aerospace & Defense (1.6%)
B/E Aerospace, Inc.	114,449	$5,373,380
Honeywell International, Inc.	36,910	3,812,065	£b
Precision Castparts Corp.	77,332	17,848,999	Ø
		27,034,444
Air Freight & Logistics (0.6%)
FedEx Corp.	35,133	5,482,505	Ø
Norbert Dentressangle SA	2,000	435,461	Ø
TNT Express NV	201,010	1,690,961	Ø
UTi Worldwide, Inc.	59,600	424,948	*
XPO Logistics, Inc.	91,548	2,541,372	*£b
		10,575,247
Airlines (0.2%)
AMR Corp.	14,383	54,943	*fN
Delta Air Lines, Inc.	29,216	1,485,341
United Continental Holdings, Inc.	32,058	1,933,418	*
		3,473,702
Auto Components (0.8%)
Delphi Automotive PLC	18,420	1,532,360	Ø
Remy International, Inc.	25,000	737,250	Ø
Visteon Corp.	96,022	10,473,119	*£bØ
		12,742,729
Automobiles (0.2%)
Bayerische Motoren Werke AG	33,713	3,461,089	Ø
Banks (1.7%)
Banca Popolare di Milano Scarl	335,636	315,565
Banco Popolare SC	20,192	302,198	*
Bank of America Corp.	379,500	6,368,010	Ø
	Number of Shares	Value†
BOC Hong Kong Holdings Ltd.	406,000	$1,298,261	Ø
City National Corp.	28,865	2,586,304	Ø
DBS Group Holdings Ltd.	149,500	1,838,110	Ø
Mitsubishi UFJ Financial Group, Inc.	265,700	1,718,424	Ø
Mizuho Financial Group, Inc.	978,500	2,015,558	Ø
National Penn Bancshares, Inc.	26,500	319,060
Royal Bank of Canada	4,451	254,513
Sumitomo Mitsui Financial Group, Inc.	45,000	1,795,215	Ø
Sumitomo Mitsui Trust Holdings, Inc.	429,000	1,646,738	Ø
SunTrust Banks, Inc.	108,550	4,506,996
Swedbank AB Class A	99,870	2,292,315	Ø
Unione di Banche Italiane SpA	42,585	318,903
		27,576,170
Beverages (1.0%)
Anheuser-Busch InBev SA	14,479	1,730,703
Carlsberg A/S Class B	14,326	1,174,409	Ø
Cott Corp.	431,541	4,509,603
Davide Campari- Milano SpA	130,649	1,119,175
Marie Brizard Wine & Spirits SA	16,788	361,096	*
SABMiller PLC ADR	20,000	1,229,000
The Coca-Cola Co.	157,250	6,659,538	£bØ
		16,783,524
Biotechnology (1.4%)
Actelion Ltd.	13,947	1,938,710	*Ø
Alexion Pharmaceuticals, Inc.	21,865	3,848,240	*Ø
Biogen, Inc.	10,319	2,997,773	*
Cepheid	91,022	3,040,135	*
Incyte Corp.	38,847	4,565,688	*
	Number of Shares	Value†
QLT, Inc.	697,316	$1,938,538	*
United Therapeutics Corp.	9,252	1,356,621	*£b
Vertex Pharmaceuticals, Inc.	31,660	3,949,268	*
		23,634,973
Building Products (0.1%)
LIXIL Group Corp.	38,000	813,582	Ø
Capital Markets (1.2%)
Flow Traders	14,294	557,925	ñ
GP Investments Acquisition Corp. Class U	214,260	2,121,174	*Ø
Jafco Co. Ltd.	42,600	1,627,391	Ø
Morgan Stanley	54,300	1,790,271
Nomura Holdings, Inc.	290,400	1,826,716	Ø
NorthStar Asset Management Group, Inc.	107,069	1,566,419
RCS Capital Corp. Class A	338,492	256,611	*£b
WL Ross Holding Corp.	989,700	9,916,794	*£b
		19,663,301
Chemicals (1.8%)
AgroFresh Solutions, Inc.	136,037	961,782	*
Air Products & Chemicals, Inc.	52,800	7,338,144
Asahi Kasei Corp.	121,000	742,533	Ø
Cytec Industries, Inc.	51,312	3,818,639	Ø
Monsanto Co.	26,050	2,428,381	Ø
Nissan Chemical Industries Ltd.	51,300	1,274,112	Ø
Nitto Denko Corp.	18,800	1,205,539	Ø
Olin Corp.	190,572	3,655,171	Ø
Shin-Etsu Chemical Co. Ltd.	16,300	969,347	Ø
Sigma-Aldrich Corp.	44,500	6,217,540	Ø
Ube Industries Ltd.	298,000	625,729	Ø
		29,236,917

See Notes to Schedule of Investments

12

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Commercial Services & Supplies (0.3%)
Spotless Group Holdings Ltd.	1,102,315	$1,683,314	Ø
Tyco International PLC	84,415	3,076,082	£b
		4,759,396
Communications Equipment (0.1%)
Alcatel-Lucent ADR	109,000	439,270	*Ø
ARRIS Group, Inc.	71,490	2,020,307	*Ø
		2,459,577
Construction & Engineering (0.1%)
Taisei Corp.	358,000	2,326,468	Ø
Consumer Finance (0.4%)
PRA Group, Inc.	58,417	3,201,252	*Ø
Springleaf Holdings, Inc.	11,219	526,283	*£b
Synchrony Financial	116,225	3,575,081	*£b
		7,302,616
Containers & Packaging (0.4%)
Berry Plastics Group, Inc.	200,291	6,709,749	*Ø
Pact Group Holdings Ltd.	160,422	582,112
		7,291,861
Diversified Consumer Services (0.4%)
Houghton Mifflin Harcourt Co.	129,350	2,533,966	*
Service Corp. International	74,114	2,094,462	Ø
ServiceMaster Global Holdings, Inc.	34,761	1,239,230	*
Steiner Leisure Ltd.	4,858	307,803	*
		6,175,461
Diversified Financial Services (1.4%)
Acasta Enterprises, Inc. Class A	416,192	3,071,469	*Ø
Alignvest Acquisition Corp. Class A	254,139	1,928,005	*
Double Eagle Acquisition Corp.	180,403	1,876,191	*
Gores Holdings, Inc.	195,856	2,044,737*
	Number of Shares	Value†
ORIX Corp.	121,800	$1,778,740	Ø
Pace Holdings Corp.	1,169,431	12,279,025	*£bØ
		22,978,167
Diversified Telecommunication Services (0.2%)
AT&T, Inc.	9,910	332,084	Ø
FairPoint Communications, Inc.	20,220	324,329	*Ø
Globalstar, Inc.	283,836	510,905	*Ø
Intelsat SA	238,270	1,577,347	*Ø
Koninklijke KPN NV	35,000	128,549	Ø
Premiere Global Services, Inc.	42,000	574,560	*Ø
		3,447,774
Electric Utilities (1.0%)
American Electric Power Co., Inc.	7,645	433,089	Ø
Cleco Corp.	68,000	3,604,000	Ø
Edison International	23,910	1,447,033
Exelon Corp.	15,303	427,260	Ø
Hawaiian Electric Industries, Inc.	28,500	833,910	Ø
ITC Holdings Corp.	13,699	448,231	Ø
NextEra Energy, Inc.	30,135	3,093,659
OGE Energy Corp.	26,685	760,790
Pepco Holdings, Inc.	92,900	2,473,927	Ø
The Kansai Electric Power Co., Inc.	73,100	936,610	*Ø
UIL Holdings Corp.	22,448	1,144,624	Ø
		15,603,133
Electrical Equipment (0.1%)
Nidec Corp.	14,700	1,107,735	Ø
Electronic Equipment, Instruments & Components (0.1%)
Axis Communications AB	16,400	654,576	Ø
Hitachi Ltd.	73,000	421,122	Ø
Keyence Corp.	2,500	1,301,521	Ø
		2,377,219
	Number of Shares	Value†
Energy Equipment & Services (0.5%)
Baker Hughes, Inc.	13,600	$716,448	Ø
Cameron International Corp.	84,071	5,717,669	*Ø
Halliburton Co.	29,446	1,130,137	£b
		7,564,254
Food & Staples Retailing (0.5%)
CVS Health Corp.	39,031	3,855,482	Ø
Rite Aid Corp.	491,585	3,873,690	*
		7,729,172
Food Products (1.4%)
Boulder Brands, Inc.	232,519	2,060,118	*
Diamond Foods, Inc.	3,500	138,670	*
GrainCorp. Ltd. Class A	18,000	115,391	Ø
Nomad Foods Ltd.	1,322,763	18,849,373	*fØ
The JM Smucker Co.	9,876	1,159,344	£b
Warrnambool Cheese & Butter Factory Co. Holding Ltd.	10,000	68,458	*Ø
		22,391,354
Gas Utilities (0.2%)
AGL Resources, Inc.	33,586	2,099,125	Ø
Atmos Energy Corp.	6,048	381,024	Ø
The Laclede Group, Inc.	3,143	184,086
		2,664,235
Health Care Equipment & Supplies (0.8%)
ArthroCare Corp.	46,000	16,100	*fN
CR Bard, Inc.	19,360	3,607,736
Edwards Lifesciences Corp.	26,700	4,195,905	*
Greatbatch, Inc.	9,239	493,825	*£b
Intuitive Surgical, Inc.	9,104	4,521,046	*Ø
Sirona Dental Systems, Inc.	5,865	640,047	*
		13,474,659

See Notes to Schedule of Investments

13

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Health Care Providers & Services (2.0%)
Accretive Health, Inc.	141,702	$290,489	*
Amica Mature Lifestyles, Inc.	14,000	196,467	Ø
Brookdale Senior Living, Inc.	408,784	8,547,673	*£b
Centene Corp.	49,760	2,959,725	*
Cigna Corp.	30,300	4,061,412	Ø
Fresenius SE & Co. KGaA	17,567	1,289,447
Health Net, Inc.	23,387	1,502,849	*Ø
Humana, Inc.	10,857	1,939,386	Ø
IPC Healthcare, Inc.	36,000	2,826,000	*
Kindred Healthcare, Inc.	45,866	614,604	£b
Laboratory Corp. of America Holdings	21,844	2,681,133	*Ø
Molina Healthcare, Inc.	52,186	3,235,532	*
Synergy Health PLC	2,000	78,112	[f]
WellCare Health Plans, Inc.	33,982	3,010,805	*
		33,233,634
Health Care Technology (0.3%)
athenahealth, Inc.	16,384	2,497,741	*
Cerner Corp.	40,050	2,654,914	*Ø
		5,152,655
Hotels, Restaurants & Leisure (1.1%)
Ainsworth Game Technology Ltd.	323,303	727,915	Ø
Belmond Ltd. Class A	3,000	32,220	*Ø
Bloomin' Brands, Inc.	200,350	3,399,939	£bØ
Bob Evans Farms, Inc.	76,829	3,324,391
Hilton Worldwide Holdings, Inc.	79,997	1,999,125	Ø
MGM Resorts International	287,326	6,663,090	*
	Number of Shares	Value†
Morgans Hotel Group Co.	166,330	$597,125	*£b
Pinnacle Entertainment, Inc.	40,874	1,430,999	*Ø
Starwood Hotels & Resorts Worldwide, Inc.	2,000	159,740	Ø
		18,334,544
Household Durables (0.3%)
Lennar Corp. Class B	59,573	2,468,705	Ø
Rinnai Corp.	7,500	594,571	Ø
Sony Corp.	59,700	1,696,998	Ø
		4,760,274
Independent Power & Renewable Electricity Producers (0.5%)
Abengoa Yield PLC	83,844	1,553,629	Ø
Calpine Corp.	64,557	1,001,279	*
Dynegy, Inc.	43,407	843,398	*
NextEra Energy Partners LP	39,049	1,025,427
NRG Yield, Inc. Class A	57,204	785,411
Pattern Energy Group, Inc.	83,643	1,956,410
TerraForm Power, Inc. Class A	36,458	665,358	*Ø
Vivint Solar, Inc.	15,500	183,365	*Ø
		8,014,277
Industrial Conglomerates (1.0%)
Alliance Global Group, Inc.	1,997,600	775,341
Danaher Corp.	30,460	2,842,223
General Electric Co.	438,538	12,682,519	£bØ
Toshiba Corp.	270,000	761,686	*Ø
		17,061,769
Insurance (1.8%)
Aspen Insurance Holdings Ltd.	2,000	97,220	Ø
National Interstate Corp.	83,906	2,408,102	Ø
PartnerRe Ltd.	33,050	4,593,950	Ø
Sampo OYJ Class A	57,163	2,795,981	Ø
StanCorp Financial Group, Inc.	8,500	975,120	Ø
	Number of Shares	Value†
Symetra Financial Corp.	8,750	$277,638	Ø
Syncora Holdings Ltd.	22,879	8,923	*Ø
Talanx AG	36,788	1,180,041
The Chubb Corp.	55,967	7,239,332	Ø
The Dai-ichi Life Insurance Co. Ltd.	85,500	1,479,089	Ø
The Hartford Financial Services Group, Inc.	58,859	2,722,817	Ø
WMIH Corp.	437,180	1,023,001	*£b
XL Group PLC	125,504	4,779,192	£b
		29,580,406
Internet & Catalog Retail (0.3%)
Liberty Ventures Series A	119,438	5,203,914	*Ø
Travelport Worldwide Ltd.	24,553	332,693
		5,536,607
Internet Software & Services (1.3%)
Alphabet, Inc. Class A	6,038	4,452,361	*
Alphabet, Inc. Class C	1,762	1,252,447	*£b
eBay, Inc.	33,324	929,739	*
Jiayuan.com International Ltd. ADR	12,500	82,500	*Ø
Rocket Fuel, Inc.	300	1,380	*£b
Xoom Corp.	58,250	1,452,755	*Ø
Yahoo!, Inc.	352,311	12,549,318	*£b
Youku Tudou, Inc. ADR	46,126	1,122,707	*£b
		21,843,207
IT Services (0.8%)
Computer Sciences Corp.	133,150	8,866,459	Ø
InterXion Holding NV	200	5,876	*Ø
Link Administration Holdings Ltd.	227,000	1,145,931	*[f]
Visa, Inc. Class A	46,200	3,584,196	£b
		13,602,462
Life Sciences Tools & Services (0.3%)
Affymetrix, Inc.	171,890	1,581,388	*£b
Illumina, Inc.	18,690	2,677,903	*

See Notes to Schedule of Investments

14

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Number of Shares	Value†
WuXi PharmaTech Cayman, Inc. ADR	9,500	$424,650	*
		4,683,941
Machinery (1.1%)
EnPro Industries, Inc.	22,461	1,103,060	Ø
FANUC Corp.	12,400	2,187,874	Ø
Makita Corp.	19,300	1,057,501	Ø
Mueller Water Products, Inc. Class A	757,026	6,661,829	£bØ
SPX FLOW, Inc.	138,822	4,706,066	*
Xylem, Inc.	75,600	2,752,596	£b
		18,468,926
Marine (0.0%)
Nippon Yusen KK	158,000	413,394Ø
Media (3.5%)
Altice NV Class A	46,532	805,910*Ø
Cablevision Systems Corp. Class A	86,300	2,812,517	£bØ
CBS Corp. Class B	90,164	4,194,429	Ø
Cineplex, Inc.	12,545	483,437
Cumulus Media, Inc. Class A	131,550	60,395	*
DISH Network Corp. Class A	46,733	2,942,777	*Ø
Gray Television, Inc.	266,000	4,226,740	*Ø
Journal Media Group, Inc.	8,500	104,040
Liberty Global PLC Class A	3,994	177,813	*
Liberty Global PLC LiLAC Series A	199	7,685	*
Liberty Global PLC LiLAC Series C	434	16,778	*
Loral Space & Communications, Inc.	77,360	3,458,766	*Ø
	Number of Shares	Value†
Martha Stewart Living Omnimedia, Inc. Class A	18,000	$108,720	*Ø
Media General, Inc.	50,000	743,000	*Ø
Meredith Corp.	4,500	211,590	Ø
New Media Investment Group, Inc.	61,128	984,161
Nexstar Broadcasting Group, Inc. Class A	28,190	1,500,554	Ø
SFX Entertainment, Inc.	47,500	44,180	*
Sinclair Broadcast Group, Inc. Class A	23,910	717,539	Ø
Starz Class A	2,495	83,607	*
The EW Scripps Co. Class A	75,041	1,655,404	Ø
Time Warner Cable, Inc.	109,709	20,778,885	£bØ
Time Warner, Inc.	5,000	376,700
Tribune Co. Class 1C Litigation	300,000	750	*N
Tribune Media Co. Class A	94,514	3,811,750	Ø
Twenty-First Century Fox, Inc. Class A	120,200	3,688,938	£b
Videocon d2h Ltd. ADR	66,792	652,558	*£b
Wolters Kluwer NV	105,321	3,566,561	Ø
		58,216,184
Metals & Mining (0.4%)
Electrum Special Acquisition Corp. Class U	224,632	2,268,783	*Ø
Gold Fields Ltd. ADR	616,671	1,560,178
	Number of Shares	Value†
Nippon Steel & Sumitomo Metal Corp.	18,900	$383,151	Ø
SunCoke Energy, Inc.	473,675	2,349,428	Ø
		6,561,540
Multiline Retail (0.1%)
Europris ASA	97,669	462,094	*ñ
Takashimaya Co. Ltd.	87,000	777,711	Ø
		1,239,805
Multi-Utilities (0.4%)
CMS Energy Corp.	14,383	518,795	Ø
Dominion Resources, Inc.	27,033	1,930,967	Ø
DTE Energy Co.	9,017	735,697	Ø
NiSource, Inc.	12,071	231,281	Ø
Sempra Energy	32,671	3,345,837	Ø
TECO Energy, Inc.	18,100	488,700	Ø
		7,251,277
Oil, Gas & Consumable Fuels (2.4%)
Anadarko Petroleum Corp.	53,152	3,554,806	Ø
BG Group PLC ADR	241,810	3,860,497	Ø
BG Group PLC	13,000	205,418	Ø
Caltex Australia Ltd.	25,300	566,373
Canadian Natural Resources Ltd.	115,600	2,684,232	Ø
Cheniere Energy Partners LP Holdings LLC	238,639	4,696,416	Ø
Cheniere Energy, Inc.	69,383	3,435,846	*
Columbia Pipeline Group, Inc.	49,822	1,034,803	Ø
Enbridge, Inc.	33,932	1,448,557	Ø
Encana Corp.	118,020	900,493	£b
EQT GP Holdings LP	24,527	648,494

See Notes to Schedule of Investments

15

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Freehold Royalties Ltd.	59,700	$463,410
Golar LNG Ltd.	11,077	321,344	Ø
Hess Corp.	40,350	2,268,073
HollyFrontier Corp.	4,882	239,072
Kinder Morgan, Inc.	17,261	472,088	Ø
Noble Energy, Inc.	6,775	242,816
Penn Virginia Corp.	31,555	19,529	*
Phillips 66	7,373	656,566	Ø
Plains GP Holdings LP Class A	89,580	1,392,969	Ø
SemGroup Corp. Class A	43,393	1,976,551
Tallgrass Energy GP LP	26,626	637,426
Teekay Corp.	52,691	1,692,962
The Williams Cos., Inc.	156,344	6,166,207	Ø
Whiting Petroleum Corp.	2,000	34,460	*
		39,619,408
Paper & Forest Products (0.0%)
Wausau Paper Corp.	18,250	186,333
Personal Products (0.1%)
Asaleo Care Ltd.	1,389,411	1,733,861	Ø
Pharmaceuticals (3.2%)
Allergan PLC	71,436	22,035,863	*Ø
Bristol-Myers Squibb Co.	84,414	5,567,103
Horizon Pharma PLC	1,938	30,465	*
Impax Laboratories, Inc.	84,978	2,942,788	*Ø
Mylan NV	148,360	6,541,193	*Ø
Perrigo Co. PLC	27,076	4,270,968	Ø
Revance Therapeutics, Inc.	25,541	1,000,441	*£b
Shire PLC ADR	14,568	3,307,665
Zoetis, Inc.	157,308	6,765,817	£b
		52,462,303
	Number of Shares	Value†
Professional Services (0.0%)
Towers Watson & Co. Class A	600	$74,136	Ø
Real Estate Investment Trusts (2.5%)
Apollo Commercial Real Estate Finance, Inc.	119,613	1,986,772	Ø
BioMed Realty Trust, Inc.	160,217	3,750,680	Ø
Colony Capital, Inc. Class A	34,848	708,808
CyrusOne, Inc.	43,673	1,540,783	Ø
Equinix, Inc.	9,239	2,741,027
Host Hotels & Resorts, Inc.	92,143	1,596,838
Mack-Cali Realty Corp.	167,700	3,649,152	Ø
New Senior Investment Group, Inc.	790,482	7,920,630
New York REIT, Inc.	239,146	2,726,264
Newcastle Investment Corp.	215,576	1,060,634
NorthStar Realty Finance Corp.	336,622	4,042,830	Ø
Simon Property Group, Inc.	13,485	2,716,688	Ø
STAG Industrial, Inc.	136,982	2,810,871	Ø
Strategic Hotels & Resorts, Inc.	136,500	1,924,650	*Ø
Ventas, Inc.	49,057	2,635,342	Ø
		41,811,969
Real Estate Management & Development (1.4%)
Altus Group Ltd.	28,750	418,849
CBRE Group, Inc. Class A	92,759	3,458,056	*
Conwert Immobilien Invest SE	2,000	28,668	*Ø
Daiwa House Industry Co. Ltd.	195,600	5,134,559	Ø
Hulic Co. Ltd.	118,800	1,109,584	Ø
	Number of Shares	Value†
Kennedy Wilson Europe Real Estate PLC	268,125	$4,943,564	Ø
LEG Immobilien AG	31,449	2,508,989	*Ø
Megaworld Corp.	8,281,000	827,924
Mitsubishi Estate Co. Ltd.	36,000	772,074	Ø
Pruksa Real Estate PCL	1,070,100	841,908
Tokyo Tatemono Co. Ltd.	101,600	1,262,416	Ø
Tokyu Fudosan Holdings Corp.	210,300	1,478,230	Ø
		22,784,821
Road & Rail (0.9%)
Canadian Pacific Railway Ltd.	27,605	3,878,503
Hertz Global Holdings, Inc.	318,153	6,203,983	*Ø
Swift Transportation Co.	270,179	4,222,898	*Ø
Union Pacific Corp.	8,243	736,512	£b
		15,041,896
Semiconductors & Semiconductor Equipment (2.7%)
Altera Corp.	143,928	7,563,416	Ø
Atmel Corp.	470,303	3,574,303	Ø
Broadcom Corp. Class A	473,415	24,333,531	Ø
EZchip Semiconductor Ltd.	42,550	1,038,645	*
Freescale Semiconductor Ltd.	42,250	1,414,952	*
Integrated Silicon Solution, Inc.	30,000	674,400	Ø
KLA-Tencor Corp.	23,047	1,546,915
Magnachip Semiconductor Corp.	30,655	162,165	*Ø

See Notes to Schedule of Investments

16

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Micron Technology, Inc.	55,373	$916,977	*
OmniVision Technologies, Inc.	9,250	267,048	*Ø
Pericom Semiconductor Corp.	8,000	139,600	Ø
PMC-Sierra, Inc.	132,100	1,574,632	*
SCREEN Holdings Co. Ltd.	179,000	1,057,593	Ø
SunPower Corp.	27,839	747,199	*Ø
		45,011,376
Software (1.2%)
Epiq Systems, Inc.	12,000	165,600	Ø
Nintendo Co. Ltd.	3,100	495,586	£b
Nuance Communications, Inc.	368,674	6,256,398	*
PTC, Inc.	93,100	3,299,464	*Ø
SolarWinds, Inc.	24,550	1,424,636	*
Solera Holdings, Inc.	60,765	3,321,415	Ø
Synchronoss Technologies, Inc.	4,700	165,346	*
Verint Systems, Inc.	90,200	4,291,716	*£b
Yodlee, Inc.	39,151	656,954	*
		20,077,115
Specialty Retail (0.7%)
Gulliver International Co. Ltd.	197,300	1,987,665	Ø
Office Depot, Inc.	953,325	7,264,336	*Ø
Vitamin Shoppe, Inc.	70,382	2,019,260	*
		11,271,261
Technology Hardware, Storage & Peripherals (1.4%)
EMC Corp.	593,917	15,572,504	£b
Hewlett- Packard Co.	124,482	3,356,034
NCR Corp.	147,405	3,920,973	*Ø
SanDisk Corp.	3,250	250,250
		23,099,761
	Number of Shares	Value†
Textiles, Apparel & Luxury Goods (0.5%)
Coach, Inc.	126,670	$3,952,104	Ø
PVH Corp.	44,780	4,072,741	Ø
		8,024,845
Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	204,179	2,066,291
Trading Companies & Distributors (0.5%)
AerCap Holdings NV	144,574	5,999,821	*Ø
Avolon Holdings Ltd.	7,895	240,876	*Ø
Mitsubishi Corp.	21,900	398,155	Ø
United Rentals, Inc.	15,187	1,136,899	*£b
		7,775,751
Transportation Infrastructure (0.4%)
Macquarie Infrastructure Corp.	94,671	7,531,078	Ø
Water Utilities (0.1%)
American Water Works Co., Inc.	35,634	2,043,966	Ø
Wireless Telecommunication Services (0.1%)
T-Mobile US, Inc.	22,475	851,578	*
Total Common Stocks (Cost $898,806,197)		860,071,410
Business Development Companies (0.2%)
Solar Capital Ltd. (Cost $3,276,040)	173,313	3,000,049	Ø
Preferred Stocks (0.1%)
National Bank of Greece SA, Ser. A, 9.00% (Cost $3,572,349)	222,541	2,341,131	*Ø
Exchange Traded Funds (0.5%)
iShares MSCI Brazil Capped ETF	74,104	1,694,758	£b
PowerShares DB U.S. Dollar Index Bullish Fund	286,025	7,222,131	*Ø
Total Exchange Traded Funds (Cost $8,371,353)		8,916,889
	Number of Shares	Value†
Closed-End Funds (0.2%)
AP Alternative Assets LP	87,325	$3,231,025	*
BlackRock Floating Rate Income Strategies Fund, Inc.	45,148	588,278	Ø
Blackstone/GSO Strategic Credit Fund	36,389	529,096	Ø
Invesco Senior Income Trust	142,579	590,277	Ø
Voya Prime Rate Trust	114,577	579,760	Ø
Total Closed-End Funds (Cost $5,024,915)		5,518,436
Master Limited Partnerships (2.2%)
Capital Markets (0.4%)
Apollo Global Management LLC, Class A	170,837	3,121,192	Ø
The Blackstone Group LP	106,664	3,526,312	Ø
		6,647,504
Oil, Gas & Consumable Fuels (1.8%)
Antero Midstream Partners LP	27,914	664,911
Boardwalk Pipeline Partners LP	182,559	2,340,406	Ø
Cheniere Energy Partners LP	198,470	5,559,145	Ø
Delek Logistics Partners LP	78	2,554
Dominion Midstream Partners LP	30,378	995,183
Energy Transfer Equity LP	133,029	2,866,775	Ø
Energy Transfer Partners LP	61,020	2,694,643
Enterprise Products Partners LP	72,031	1,990,217
EQT Midstream Partners LP	20,134	1,490,721

See Notes to Schedule of Investments

17

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Magellan Midstream Partners LP	1,100	$70,191	Ø
MPLX LP	33,658	1,305,594	Ø
NuStar GP Holdings LLC	74,096	2,164,344
Phillips 66 Partners LP	13,014	789,169
Rose Rock Midstream LP	21,737	588,855
Sunoco Logistics Partners LP	66,336	1,926,397	Ø
Sunoco LP	47,589	1,641,345
Tallgrass Energy Partners LP	11,929	516,764
Valero Energy Partners LP	10,933	546,541
Western Gas Equity Partners LP	501	21,608
Western Gas Partners LP	9,752	498,522
Western Refining Logistics LP	21,407	555,083	£b
		29,228,968
Total Master Limited Partnerships (Cost $39,465,722)		35,876,472
	Number of Rights
Rights (0.0%)
Biotechnology (0.0%)
Ambit Biosciences Corp. (Daiichi Sankyo Co. Ltd.)	70,000	42,000	*fN
Chelsea Therapeutics International Ltd. (H Lundbeck A/S)	3,500	385	*fN
Durata Therapeutics, Inc. (Actavis PLC)	40,000	6,400	*fN
Prosensa Holding NV	20,000	19,800	*fN
	Number of Rights	Value†
Trius Therapeutics Inc. (Cubist Pharmaceuticals Inc.)	24,000	$3,120	*fN
		71,705
Food & Staples Retailing (0.0%)
Safeway, Inc. (Casa Ley)	112,000	39,200	*N
Safeway, Inc. (Property Development Centers)	112,000	5,600	*N
		44,800
Health Care Providers & Services (0.0%)
Community Health Systems, Inc., due 1/4/16	23,891	227	*Ø
Life Sciences Tools & Services (0.0%)
Furiex Pharmaceuticals, Inc. (Actavis PLC)	1,500	14,655	*fN
Pharmaceuticals (0.0%)
Omthera Pharmaceuticals, Inc. (AstraZeneca PLC)	100	—	*fN
Wireless Telecommunication Services (0.0%)
Leap Wireless International, Inc. (AT&T Inc.)	60,000	222,000	*N
Total Rights (Cost $474)		353,387
	Number of Warrants
Warrants (0.0%)
Diversified Financial Services (0.0%)
Acasta Enterprises, Inc., due 9/8/20	219,049	55,282	*
Alignvest Acquisition Corp., due 6/15/23	149,494	38,871	*
		94,153
Insurance (0.0%)
TIG Holdings, Inc., due 12/31/15	73	—	*fN
	Number of Warrants	Value†
Metals & Mining (0.0%)
HudBay Minerals, Inc., due 7/20/18	1,360	$551	*
Total Warrants (Cost $133,616)		94,704
	Principal Amount
Bank Loan Obligationsµ (8.0%)
Advertising (0.3%)
Affinion Group, Inc., 1st Lien Term Loan B, 6.75%, due 4/30/18	$3,224,093	3,090,518	Ø
Extreme Reach, Inc., 1st Lien Term Loan, 6.75%, due 12/31/25	727,413	724,685
Extreme Reach, Inc., 2nd Lien Term Loan, 10.50%, due 12/31/25	1,593,000	1,573,088	N
		5,388,291
Aerospace & Defense (0.2%)
Standard Aero Ltd., 1st Lien Term Loan, 5.25%, due 6/25/22	1,879,000	1,871,954	Ø
The SI Organization, Inc., 1st Lien Term Loan, 5.75%, due 10/24/19	1,432,221	1,424,344	Ø
		3,296,298
Biotechnology (0.2%)
AgroFresh, Inc., Term Loan, 5.75%, due 7/2/21	2,956,590	2,939,353	Ø
Building Materials (0.0%)
Jeld-Wen, Inc., Term Loan, 5.00%, due 6/26/22	593,000	593,374	Ø

See Notes to Schedule of Investments

18

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Principal Amount	Value†
Building Products (0.1%)
Builders FirstSource, Inc., Term Loan B, 6.00%, due 7/24/22	$1,616,000	$1,601,860	Ø
Commercial Services & Supplies (0.9%)
Accuvant, Inc., Term Loan B, 6.25%, due 12/15/21	3,092,460	3,073,132	Ø
Capstone Logistics Acquisition, Inc., Term Loan B, 5.50%, due 10/3/21	1,255,658	1,244,671	N
First Advantage Corp., Term Loan B, 6.25%, due 6/29/22	1,895,336	1,871,644	N
Insight Global, Inc., Term Loan, 6.00%, due 12/31/19	489,924	487,784	N
iQor US, Inc., 2nd Lien Term Loan, 9.75%, due 2/18/22	293,667	224,655	N
Merrill Communications LLC, 1st Lien Term Loan, 6.25%, due 5/29/22	457,249	448,104	N
Protection One, Inc., 1st Lien Term Loan, 5.00%, due 6/19/21	2,003,000	1,988,478	Ø
Protection One, Inc., 2nd Lien Term Loan, 9.75%, due 6/19/22	1,019,000	1,001,168	N
SITEL Worldwide Corp., 1st Lien Term Loan, 6.50%, due 8/17/21	2,652,000	2,613,891
	Principal Amount	Value†
Universal Services of America, Delayed Draw Term Loan, 4.75%, due 7/27/22	$84,575	$81,756
Universal Services of America, Term Loan B, 4.75%, due 7/27/22	1,199,425	1,159,448
		14,194,731
Communications Equipment (0.1%)
Riverbed Technology, Inc., Term Loan B, 6.00%, due 2/25/22	1,559,165	1,559,165	Ø
Containers & Packaging (0.0%)
Prolamina Corp., Term Loan B, 5.00%, due 8/6/22	622,000	615,780	Ø
Diversified Consumer Services (0.0%)
Weight Watchers International, Inc., Initial Tranch, due 4/2/16	318,000	310,050	^^¢
Diversified Financial Services (0.3%)
4L Technologies, Inc., Term Loan B, 5.50%, due 4/3/20	1,805,760	1,706,443	N
BATS Global Markets Holdings, Inc., Term Loan, 5.75%, due 1/31/20	316,839	317,631	N
Environmental Resources Management, 1st Lien Term Loan, 5.00%, due 5/9/21	2,881,000	2,866,595	N
		4,890,669
	Principal Amount	Value†
Diversified Telecommunication Services (0.3%)
Fairpoint Communications, Inc., Term Loan B, 7.50%, due 2/14/19	$2,289,411	$2,290,235	Ø
Global Telcom Link Corp., 2nd Lien Term Loan, 9.00%, due 5/21/20	2,825,000	2,154,062	N
		4,444,297
Electric Utilities (0.2%)
Texas Competitive Electric Holdings Co., Term Loan, 4.25%, due 6/6/16	3,300,000	3,297,954	Ø
Electronic Equipment, Instruments & Components (0.1%)
Lixens France SA, 2nd Lien Term Loan, due 7/31/23	693,000	682,605	^^N
Lixens France SA, Term Loan B, 5.00%, due 7/31/22	522,000	515,042
TTM Technologies, Inc., Term Loan B, 6.00%, due 5/8/21	309,225	289,125	Ø
		1,486,772
Energy Equipment & Services (0.0%)
Pacific Drilling SA, Term Loan, 4.50%, due 5/18/18	1,320,000	710,596	^^
Food Products (0.2%)
Del Monte Corp., 2nd Lien Term Loan, 8.25%, due 7/26/21	1,917,000	1,738,489	N

See Notes to Schedule of Investments

19

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Principal Amount	Value†
Ferrara Candy Co., Term Loan, 7.50%, due 6/8/17	$1,866,276	$1,842,947
		3,581,436
Health Care Equipment & Supplies (0.1%)
Physio- Control International, Inc., 1st Lien Term Loan, 5.50%, due 5/19/22	775,000	761,437	N
Health Care Providers & Services (0.3%)
21st Century Oncology, Inc., Term Loan, 6.50%, due 4/28/22	2,796,990	2,688,607	N
Beacon Health Strategies LLC, Term Loan B, 4.75%, due 9/30/21	1,374,095	1,347,987	Ø
Genesis HealthCare DE LLC, Term Loan, 10.00%, due 10/2/17	169,254	171,581	N
		4,208,175
Healthcare—Products (0.1%)
Curo Health Services Holdings, Inc., Term Loan B, 6.50%, due 2/2/22	1,538,270	1,534,424	N
Hotels, Restaurants & Leisure (0.5%)
Amaya Holdings BV, 1st Lien Term Loan, 5.00%, due 7/29/21	3,004,707	2,930,130	Ø
Amaya Holdings BV, 1st Lien Term Loan, 8.00%, due 7/29/22	287,438	288,516	Ø
	Principal Amount	Value†
Caesars Entertainment Operating Co., Inc., Term Loan B, due 3/1/17	$1,119,810	$995,231	≠Ø
Caesars Entertainment Resort Properties LLC, 1st Lien Term Loan, 7.00%, due 10/9/20	1,473,750	1,392,458	Ø
Harrah's Entertainment, Inc., Term Loan B5, due 1/28/18	1,835,830	1,652,761	≠Ø
Harrah's Entertainment, Inc., Term Loan B6, due 1/28/18	837,804	766,239	≠Ø
		8,025,335
Household Products (0.1%)
Huish Detergent, Inc., 1st Lien Term Loan, 5.50%, due 3/23/20	2,018,336	1,945,675	Ø
KIK Custom Products, Inc., Term Loan B, 6.00%, due 8/24/22	380,000	376,200
		2,321,875
Independent Power & Renewable Electricity Producers (0.2%)
Invenergy Thermal Operating I LLC, Term Loan B, 6.50%, due 10/9/22	694,000	687,060	N
NRG Energy, Inc., Term Loan, 4.50%, due 2/4/21	1,970,000	1,918,287	Ø
		2,605,347
	Principal Amount	Value†
Insurance (0.4%)
Asurion LLC, 1st Lien Term Loan, 5.00%, due 12/31/20	$409,118	$389,685	Ø
Asurion LLC, 2nd Lien Term Loan, 8.50%, due 2/19/21	4,124,000	3,703,022
Asurion LLC, Term Loan B, 5.00%, due 7/30/22	1,193,450	1,126,319
Confie	421,913	421,913
Seguros Holding II Co., 1st Lien Term Loan B, 5.75%, due 11/9/18
Cunningham Lindsey US, Inc., 2nd Lien Initial Term Loan, 9.25%, due 6/10/20	1,000,000	695,000	N
Hyperion Insurance Group Ltd., Term Loan B, 5.50%, due 3/26/22	348,916	348,916
		6,684,855
Internet Software & Services (0.6%)
AF Borrower LLC, Initial Term Loan, 10.00%, due 1/30/23	534,000	523,988	N
Ancestry.com, Inc., Term Loan B, 5.00%, due 8/17/22	1,657,500	1,653,356
Answers Corp., Term Loan, 6.25%, due 10/3/21	2,141,361	1,570,324	N
ProQuest LLC, Term Loan B, 5.25%, due 9/23/21	1,750,749	1,723,034	N

See Notes to Schedule of Investments

20

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Principal Amount	Value†
Travel-	$456,371	$452,378	N
click, 1st Lien Term Loan, 5.50%, due 5/8/21
Travelport LLC, Term Loan B, 5.75%, due 8/15/21	4,033,032	3,996,614	Ø
		9,919,694
Media (0.9%)
Cablevision Systems Corp., Term Loan B, 5.00%, due 9/25/22	896,000	898,563
Cirque du Soleil, Inc., 2nd Lien Term Loan, 9.25%, due 6/25/23	830,000	814,437	N
Endemol, 1st Lien Term Loan, 6.75%, due 8/6/21	2,692,800	2,561,526	Ø
NEP/NCP Holdco, Inc., Incremental Term Loan, 4.25%, due 1/22/20	1,681,666	1,610,195	Ø
NEP/NCP Holdco, Inc., Term Loan, 10.00%, due 7/22/20	766,000	746,214	N
Numericable U.S. LLC, Tranche Loan B-6, due 1/22/23	998,000	986,204	^^
RentPath, Inc., 1st Lien Term Loan, 6.25%, due 12/11/21	1,076,012	954,067	Ø
Springer Science+ Business Media GmbH, Term Loan B, 4.75%,due 8/14/20	2,208,979	2,186,889	Ø
	Principal Amount	Value†
Thomson Learning, 1st Lien Term Loan, 7.00%, due 3/6/21	$2,994,617	$2,972,906	Ø
Top Right Group Ltd., Term Loan B, 6.00%, due 4/13/22	1,305,728	1,298,389	N
		15,029,390
Miscellaneous Manufacturing (0.1%)
Novolex Holdings, Inc., 1st Lien Term Loan, 6.00%, due 12/4/21	1,458,915	1,457,092	Ø
Novolex Holdings, Inc., 2st Lien Term Loan, 9.75%, due 6/3/22	950,000	939,711	N
		2,396,803
Multiline Retail (0.3%)
JC Penney Co., Inc., 1st Lien Term Loan, 5.00%, due 6/13/19	963,800	958,682	Ø
JC Penney Corp., Inc., Term Loan, 6.00%, due 5/21/18	4,065,670	4,050,424	Ø
		5,009,106
Oil & Gas Services (0.1%)
Expro Oilfield Services PLC, Term Loan B, 5.75%, due 8/12/21	1,293,930	1,063,106	Ø
Preferred Proppants LLC, Term Loan B, 6.75%, due 8/12/20	403,389	229,427	N
		1,292,533
	Principal Amount	Value†
Oil, Gas & Consumable Fuels (0.1%)
Arch Coal,Inc., 1st Lien Term Loan, 6.25%, due 5/16/18	$774,009	$399,102	Ø
Bowie Resources Holdings LLC, 2nd Lien Term Loan, 11.75%, due 12/31/20	35,100	33,696	N
Fieldwood Energy LLC, 2nd Lien Term Loan, 8.38%, due 9/30/20	3,347,000	1,212,083	Ø
		1,644,881
Packaging & Containers (0.0%)
Kloeckner Pentaplast of America, Inc., Initial Term Loan, 5.00%, due 4/22/20	214,134	214,401	Ø
Kloeckner Pentaplast of America, Inc., Term Loan B, 5.00%, due 4/22/20	501,074	501,700	Ø
		716,101
Personal Products (0.1%)
Coty/Galleria, Term Loan A, due 10/22/22	1,007,333	1,008,280	^^N
Coty/Galleria, Term Loan B, due 10/22/22	503,667	505,556	^^
		1,513,836
Pharmaceuticals (0.1%)
Alvogen Pharma US, Inc., 1st Lien Term Loan, 6.00%, due 4/2/22	305,178	299,074	N

See Notes to Schedule of Investments

21

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Principal Amount	Value†
Atrium Innovations, Inc., 1st Lien Term Loan, 4.25%, due 1/29/21	$1,743,201	$1,626,982	N
Packaging Coordinators, Inc., Term Loan, 5.25%, due 8/12/21	321,912	318,693	N
		2,244,749
Professional Services (0.2%)
Duff & Phelps Corp., 2nd Lien Term Loan, 9.50%, due 8/14/21	2,679,000	2,652,210	N
Real Estate Investment Trusts (0.0%)
Communications Sales & Leasing, Inc., Term Loan B, 5.00%, due 10/16/22	475,808	448,449	Ø
Road & Rail (0.0%)
Quality Distribution, Inc., 1st Lien Term Loan, 5.75%, due 7/31/22	700,000	682,500	Ø
Software (0.5%)
Ascend Learning LLC, 2nd Lien Term Loan, 9.50%, due 11/28/20	2,000,000	1,978,340	N
Ascend Learning LLC, Term Loan B, 5.50%, due 12/31/20	732,697	730,865
CT Technologies Intermediate Holdings, Inc., Term Loan, 5.25%, due 11/5/21	550,620	547,179
	Principal Amount	Value†
P2 Energy Solutions, Inc., 2nd Lien Term Loan, 9.00%, due 4/30/21	$605,000	$529,375	N
Progressive Solutions, Inc., 1st Lien Term Loan, 5.50%, due 10/16/20	1,271,651	1,272,452
Progressive Solutions, Inc., 2nd Lien Term Loan, 9.50%, due 10/22/21	2,073,000	2,047,088
TeamViewer US LCC, 1st Lien Term Loan, 6.00%, due 12/11/20	927,630	920,673	N
		8,025,972
Technology Hardware, Storage & Peripherals (0.1%)
Eastman Kodak Co., Term Loan, 7.25%, due 7/31/19	1,961,137	1,863,904	Ø
Telecommunications (0.2%)
ConvergeOne Holdings Corp., 1st Lien Term Loan, 6.00%, due 6/16/20	2,425,082	2,400,831	N
Textiles, Apparel & Luxury Goods (0.0%)
FULLBEAUTY Brands, Inc., Term Loan B, 5.75%, due 10/15/22	658,000	624,001	N
Trading Companies & Distributors (0.1%)
US LBM Holdings LLC, 1st Lien Term Loan, 6.25%, due 8/19/22	1,390,000	1,338,751
Total Bank Loan Obligations (Cost $137,454,672)		132,855,785
	Principal Amount	Value†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (0.1%)
U.S. Treasury Bond, 3.00%, due 5/15/45 (Cost $1,054,417)	$1,025,000	$1,038,680	£b
Mortgage-Backed Securities (4.7%)
Collateralized Mortgage Obligations (1.3%)
Alternative Loan Trust, Ser. 2005-21CB, Class A17, 6.00%, due 6/25/35	962,823	982,472	Ø
Alternative Loan Trust, Ser. 2005-J2 Class 1A5, 0.70%, due 4/25/35	2,319,216	2,017,114	µ
Banc of America Alternative Loan Trust, Ser. 2005-6, Class 2CB2, 6.00%, due 7/25/35	620,732	594,153	Ø
Bellemeade Re Ltd., Ser. 2015-1A, Class M2, 4.50%, due 7/25/25	630,000	627,289	ñµ
Chase Mortgage Finance Trust, Ser. 2007-A2, Class 3A2, 2.64%, due 7/25/37	460,984	440,272	µ
CHL Mortgage Pass-Through Trust, Ser. 2005-19, Class 1A1, 5.50%, due 8/25/35	254,277	243,384

See Notes to Schedule of Investments

22

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Principal Amount	Value†
Citicorp Mortgage Securities, Inc., Ser. 2006-3, Class 1A10, 6.25%, due 6/25/36	$2,770,337	$2,915,755
Citicorp Mortgage Securities, Inc., Ser. 2006-3, Class 1A9, 5.75%, due 6/25/36	621,912	642,731	Ø
Citicorp Mortgage Securities, Inc., Ser. 2006-4, Class 1A2, 6.00%, due 8/25/36	670,781	677,373	Ø
Fannie Mae Connecticut Avenue Securities, Ser. 2015-C02, Class 1M2, 4.20%, due 5/25/25	250,000	237,804	µ
Freddie Mac Structured Agency Credit Risk Debt Notes, Ser. 2015-HQA1, Class B, 8.99%, due 3/25/28	4,000,000	3,950,019	µ
GSR Mortgage Loan Trust, Ser. 2005-AR6, Class 3A2, 2.73%, due 9/25/35	435,610	417,820	µ
JP Morgan Alternative Loan Trust, Ser. 2005-A2, Class 1A1, 0.72%, due 1/25/36	114,144	105,146	µ
	Principal Amount	Value†
JP Morgan Alternative Loan Trust, Ser. 2006-S4, Class A3A, 5.78%, due 12/25/36	$661,245	$633,135	aØ
JP Morgan Alternative Loan Trust, Ser. 2006-S4, Class A6, 5.71%, due 12/25/36	558,849	537,174	[a]
JP Morgan Mortgage Trust, Ser. 2007-A1, Class 4A1, 2.73%, due 7/25/35	239,290	239,613	µ
JP Morgan Mortgage Trust, Ser. 2007-A1, Class 5A6, 2.64%, due 7/25/35	290,034	279,439	µ
MASTR Alternative Loans Trust, Ser. 2004-10, Class 4A1, 6.00%, due 9/25/19	109,777	112,933
WaMu Mortgage Pass-Through Certificates Trust, Ser. 2004-S1, Class 1A11, 5.50%, due 3/25/34	170,922	179,954
Washington Mutual Mortgage Pass-Through Certificates Trust, Ser. 2005-1, Class 1A1, 5.50%, due 3/25/35	893,641	896,618
	Principal Amount	Value†
Wells Fargo Mortgage Backed Securities Trust, Ser. 2005-9, Class 1A12, 5.50%, due 10/25/35	$950,587	$955,128
Wells Fargo Mortgage Backed Securities Trust, Ser. 2006-13, Class A5, 6.00%, due 10/25/36	279,107	287,904
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-10, Class 2A5, 6.25%, due 7/25/37	971,223	973,835
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-12, Class A6, 5.50%, due 9/25/37	670,571	684,056
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-14, Class 1A1, 6.00%, due 10/25/37	759,747	772,023	Ø
Wells Fargo Mortgage Backed Securities Trust, Ser. 2007-16, Class 1A7, 6.00%, due 12/28/37	193,730	199,498
		20,602,642

See Notes to Schedule of Investments

23

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Principal Amount	Value†
Commercial Mortgage-Backed (3.4%)
ACRE Commercial Mortgage Trust, Ser. 2014-FL2, Class D, 3.60%, due 8/15/31	$1,500,000	$1,484,965	ñµ
BAMLL Commercial Mortgage Securities Trust, Ser. 2013-DSNY, Class F, 3.70%, due 9/15/26	4,600,000	4,567,107	ñØµ
BAMLL Commercial Mortgage Securities Trust, Ser. 2014-ICTS, Class E, 3.15%, due 6/15/28	3,450,000	3,435,905	ñØµ
BAMLL Commercial Mortgage Securities Trust, Ser. 2014-INLD, Class D, 3.71%, due 12/15/29	100,000	99,560	ñµ
Boca Hotel Portfolio Trust, Ser. 2013-BOCA, Class E, 3.95%, due 8/15/26	1,500,000	1,499,313	ñØµ
CDGJ Commercial Mortgage Trust, Ser. 2014-BXCH, Class DPB, 4.05%, due 12/15/27	1,400,000	1,378,967	ñµ
CDGJ Commercial Mortgage Trust, Ser. 2014-BXCH, Class EPA, 4.45%, due 12/15/27	1,900,000	1,880,863	ñµ
	Principal Amount	Value†
CDGJ Commercial Mortgage Trust, Ser. 2014-BXCH, Class EPB, 5.20%, due 12/15/27	$1,500,000	$1,477,464	ñµ
Citigroup Commercial Mortgage Trust, Ser. 2015-SHP2, Class E, 4.55%, due 7/15/27	550,000	548,445	ñµ
COMM Mortgage Trust, Ser. 2007-C9, Class G, 5.80%, due 12/10/49	1,200,000	1,182,935	ñµ
COMM Mortgage Trust, Ser. 2014-PAT, Class E, 3.35%, due 8/13/27	4,800,000	4,742,171	ñØµ
CSMC Trust, Ser. 2015-DEAL, Class E, 4.20%, due 4/15/29	2,600,000	2,569,727	ñµ
CSMC Trust, Ser. 2015-SAND, Class E, 4.05%, due 8/15/30	2,300,000	2,295,567	ñµ
CSMC Trust, Ser. 2015-SAND, Class F, 4.90%, due 8/15/30	1,100,000	1,098,849	ñµ
Hilton USA Trust, Ser. 2013-HLT, Class DFX, 4.41%, due 11/5/30	600,000	601,516	ñ
Hilton USA Trust, Ser. 2013-HLT, Class EFX, 4.45%, due 11/5/30	2,200,000	2,215,166	ñµ
	Principal Amount	Value†
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2014-BXH, Class E, 3.95%, due 4/15/27	$1,400,000	$1,393,648	ñµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2014-CBM, Class E, 4.05%, due 10/15/29	1,700,000	1,689,153	ñµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2014-FL5, Class D, 3.70%, due 7/15/31	1,150,000	1,142,478	ñµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2014-INN, Class E, 3.80%, due 6/15/29	1,800,000	1,786,669	ñµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2015-CSMO, Class D, 3.50%, due 1/15/32	7,000,000	6,942,883	ñØµ
JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2015-CSMO, Class E, 4.15%, due 1/15/32	800,000	786,112	ñØµ
NorthStar, Ser. 2013-1A, Class B, 5.20%, due 8/25/29	500,000	505,350	ñµ

See Notes to Schedule of Investments

24

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Principal Amount	Value†
PFP III Ltd., Ser. 2014-1, Class D, 4.30%, due 6/14/31	$3,300,000	$3,295,661	ñµ
PFP Ltd., Ser. 2015-2, Class D, 4.19%, due 7/14/34	1,800,000	1,800,462	ñµ
PFP Ltd., Ser. 2015-2, Class E, 4.79%, due 7/14/34	1,900,000	1,895,372	ñµ
Resource Capital Corp., Ser. 2015-CRE3, Class D, 4.20%, due 3/15/32	2,400,000	2,399,993	ñµ
Wells Fargo Commercial Mortgage Trust, Ser. 2014-TISH, Class WTS2, 3.45%, due 2/15/27	1,700,000	1,652,470	ñµ
		56,368,771
Total Mortgage-Backed Securities (Cost $77,389,998)		76,971,413
Corporate Debt Securities (4.0%)
Air Freight & Logistics (0.0%)
UTi Worldwide, Inc., 4.50%, due 3/1/19	311,000	308,279	£b
XPO Logistics, Inc., 6.50%, due 6/15/22	643,000	573,877	£bñ
		882,156
Banks (1.1%)
First National of Colorado Statutory Trust, 1.57%, due 9/15/37	5,000,000	3,400,000	N
	Principal Amount	Value†
First National of Nebraska Statutory Trust, 2.03%, due 3/15/37	$7,500,000	$5,287,500	N
Sterling Capital Trust,1.63%, due 10/1/37	14,000,000	9,870,000	N
		18,557,500
Biotechnology (0.0%)
AMAG Pharmaceuticals, Inc., 7.88%, due 9/1/23	664,000	619,180	ñØ
Capital Markets (0.4%)
Emigrant Capital Trust V, 1.88%, due 7/1/37	10,000,000	6,200,000	#µ
Chemicals (0.0%)
Momentive Performance Materials, Inc., 10.00%, due 10/15/20	613,000	766	≠Ø
Commercial Services & Supplies (0.1%)
Constellis Holdings LLC, 9.75%, due 5/15/20	560,000	506,800	ñØ
Eco-Bat Finance PLC, 7.75%, due 2/15/17	864,000	931,291
		1,438,091
Communications Equipment (0.1%)
Avaya, Inc., 7.00%, due 4/1/19	1,437,000	1,167,563	£bñ
Construction & Engineering (0.0%)
Michael Baker Holdings LLC, 8.88% Cash/9.63% PIK, due 4/15/19	318,630	259,683	c#
Diversified Financial Services (0.1%)
Corolla Trust, 0.00%, due 8/28/39	2,954,000	2,112,110	ñØµ
	Principal Amount	Value†
Diversified Telecommunication Services (0.3%)
FairPoint Communications, Inc., 8.75%, due 8/15/19	$1,115,000	$1,148,450	ñØ
Intelsat Jackson Holdings SA, 5.50%, due 8/1/23	4,683,000	3,886,890	£b
Intelsat Luxembourg SA, 7.75%, due 6/1/21	1,200,000	708,000	Ø
		5,743,340
Electric Utilities (0.2%)
Energy Future Intermediate Holding Co. LLC, 11.75%, due 3/1/22	2,528,649	2,708,816	≠ñ
Gas Utilities (0.2%)
Niska Gas Storage Canada Finance Corp., 6.50%, due 4/1/19	3,012,000	2,680,680	Ø
Hotels, Restaurants & Leisure (0.0%)
Caesars Entertainment Resort Properties LLC, 8.00%, due 10/1/20	856,000	849,580	£b
Household Products (0.2%)
Reynolds Group Issuer, Inc., 7.13%, due 4/15/19	550,000	559,969	£b
The Sun Products Corp., 7.75%, due 3/15/21	2,407,000	2,256,562	£bñ
		2,816,531
Insurance (0.5%)
Ambac Assurance Corp., 5.10%, due 6/7/20	2,433,885	2,586,002	ñ£bØ

See Notes to Schedule of Investments

25

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Principal Amount	Value†
Syncora Holdings Ltd., Ser. A, 6.88%, due 9/30/17	$665,000	$152,950	µ
TIG FINCO PLC, 8.50%, due 3/2/20	140,000	225,774	Øµ
TIG FINCO PLC, 8.50%, due 3/2/20	2,149,500	3,466,429	ñØµ
Wayne Merger Sub LLC, 8.25%, due 8/1/23	1,660,600	1,654,373	£bñ
		8,085,528
IT Services (0.0%)
First Data Corp., 7.00%, due 12/1/23	379,000	386,580	ñ
Media (0.2%)
Cenveo Corp., 8.50%, due 9/15/22	389,000	285,915	£bñ
DISH DBS Corp., 5.00%, due 3/15/23	639,000	591,075	£b
Neptune Finco Corp., 10.13%, due 1/15/23	1,000,000	1,057,500	£bñ
Neptune Finco Corp., 6.63%, due 10/15/25	200,000	210,500	£bñ
WideOpenWest Finance LLC, 10.25%, due 7/15/19	800,000	799,000	£b
		2,943,990
Metals & Mining (0.1%)
United States Steel Corp., 2.75%, due 4/1/19	1,500,000	1,497,188	£b
Oil, Gas & Consumable Fuels (0.2%)
Cobalt International Energy, Inc., 3.13%, due 5/15/24	2,943,000	1,892,717	Ø
	Principal Amount	Value†
Midstates Petroleum Co., Inc., 10.00%, due 6/1/20	$2,506,800	$1,740,672	ñ
		3,633,389
Semiconductors & Semiconductor Equipment (0.1%)
SunEdison, Inc., 2.63%, due 6/1/23	2,778,000	1,293,506	£bñ
Specialty Retail (0.1%)
Petco Holdings, Inc., 8.50% Cash/9.25% PIK, due 10/15/17	944,000	960,520	£bcñ
Transportation (0.1%)
OPE KAG Finance Sub, Inc., 7.88%, due 7/31/23	1,323,000	1,375,920	£bñ
Total Corporate Debt Securities (Cost $68,821,121)		66,212,617
Asset-Backed Securities (6.2%)
Allegro CLO II Ltd., Ser. 2014-1A, Class C, 4.47%, due 1/21/27	1,400,000	1,326,672	ñµ
AMMC CLO 16 Ltd., Ser. 2015-16A, Class E, 5.92%, due 4/14/27	750,000	654,552	ñµ
AMMC CLO XII Ltd., Ser. 2013-12A, Class D1, 4.06%, due 5/10/25	750,000	724,077	ñµ
Ares XXVIII CLO Ltd., Ser. 2013-3A, Class D, 3.82%, due 10/17/24	1,100,000	1,047,086	ñµ
	Principal Amount	Value†
Atlas Senior Loan Fund II Ltd., Ser. 2012-2A, Class D, 4.57%, due 1/30/24	$2,200,000	$2,147,810	ñµ
Atlas Senior Loan Fund V Ltd., Ser. 2014-1A, Class C, 3.32%, due 7/16/26	900,000	866,940	ñµ
Babson CLO Ltd., Ser. 2013-IA, Class D, 3.82%, due 4/20/25	1,450,000	1,323,892	ñµ
Babson CLO Ltd., Ser. 2015-2A, Class E, 5.84%, due 7/20/27	550,000	479,489	ñµ
Bear Stearns Asset Backed Securities Trust, Ser. 2007-2, Class A2, 0.52%, due 1/25/47	1,170,602	1,101,351	µ
Canyon Capital CLO Ltd., Ser. 2012-1A, Class D, 4.59%, due 1/15/24	500,000	491,885	ñµ
Carlyle Global Market Strategies CLO Ltd., Ser. 2014-1A, Class D, 3.77%, due 4/17/25	700,000	654,213	ñµ

See Notes to Schedule of Investments

26

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Principal Amount	Value†
Carlyle Global Market Strategies CLO Ltd., Ser. 2014-2A, Class D, 3.82%, due 5/15/25	$1,400,000	$1,318,249	ñµ
Carlyle Global Market Strategies CLO Ltd., Ser. 2015-2A, Class D, 5.57%, due 4/27/27	1,100,000	956,283	ñµ
Catamaran CLO Ltd., Ser. 2015-1A, Class D, 3.97%, due 4/22/27	600,000	550,139	ñµ
Catamaran CLO Ltd., Ser. 2015-1A, Class E, 5.47%, due 4/22/27	800,000	652,833	ñµ
Cedar Funding III CLO Ltd., Ser. 2014-3A, Class E, 5.23%, due 5/20/26	1,200,000	984,887	ñµ
CIFC Funding Ltd., Ser. 2006-1BA, Class B2L, 4.32%, due 12/22/20	1,900,000	1,904,333	ñµ
CIFC Funding Ltd., Ser. 2013-2A, Class A3L, 2.97%, due 4/21/25	800,000	778,848	ñµ
ColumbusNova CLO IV Ltd., Ser. 2007-2A, Class D, 4.82%, due 10/15/21	900,000	895,400	ñµ
	Principal Amount	Value†
Country- wide Asset-Backed Certificates, Ser. 2005-7, Class AF4, 4.87%, due 10/25/35	$403,315	$412,785	µ
Cumberland Park CLO Ltd., Ser. 2015-2A, Class E, 5.27%, due 7/20/26	550,000	460,645	ñµ
Drive Auto Receivables Trust, Ser. 2015-AA, Class D, 4.12%, due 7/15/22	1,000,000	996,494	ñ
Drive Auto Receivables Trust, Ser. 2015-DA, Class C, 3.38%, due 11/15/21	3,600,000	3,604,505	ñ
DT Auto Owner Trust, Ser. 2015-1A, Class D, 4.26%, due 2/15/22	1,500,000	1,507,914	ñ
Exeter Automobile Receivables Trust, Ser. 2013-1A, Class C, 3.52%, due 2/15/19	1,800,000	1,811,489	ñ
Exeter Automobile Receivables Trust, Ser. 2013-2A, Class D, 6.81%, due 8/17/20	1,800,000	1,859,854	ñ
Exeter Automobile Receivables Trust, Ser. 2014-1A, Class D, 5.53%, due 2/16/21	3,000,000	3,019,493	ñ
	Principal Amount	Value†
Exeter Automobile Receivables Trust, Ser. 2014-2A, Class D, 4.93%, due 12/15/20	$2,700,000	$2,690,309	ñ
Exeter Automobile Receivables Trust, Ser. 2014-3A, Class C, 4.17%, due 6/15/20	300,000	303,734	ñ
Exeter Automobile Receivables Trust, Ser. 2014-3A, Class D, 5.69%, due 4/15/21	2,200,000	2,205,602	ñ
Exeter Automobile Receivables Trust, Ser. 2015-3A, Class C, 4.83%, due 8/16/21	1,000,000	994,378	ñ
Flagship Credit Auto Trust, Ser. 2015-2, Class C, 4.08%, due 12/15/21	1,400,000	1,396,960	ñ
Gale Force 4 CLO Ltd., Ser. 2007-4A, Class E, 6.73%, due 8/20/21	1,300,000	1,285,495	ñµ
Golub Capital Partners CLO 22B Ltd., Ser. 2015-22A, Class C, 4.42%, due 2/20/27	900,000	868,922	ñµ

See Notes to Schedule of Investments

27

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Principal Amount	Value†
Golub Capital Partners CLO Ltd., Ser. 2011-10AR, Class DR, 4.17%, due 10/20/21	$750,000	$737,816	ñµ
Halcyon Loan Advisors Funding Ltd., Ser. 2012-2A, Class E, 5.75%, due 12/20/24	300,000	236,084	ñµ
Invitation Homes Trust, Ser. 2015-SFR3, Class E, 3.95%, due 8/17/32	4,250,000	4,151,521	ñØµ
Jamestown CLO VII Ltd., Ser. 2015-7A, Class C, 4.03%, due 7/25/27	400,000	363,602	ñµ
JP Morgan Mortgage Acquisition Trust, Ser. 2007-CH1, Class AF3, 4.57%, due 11/25/36	505,187	512,137	aØ
JP Morgan Mortgage Acquisition Trust, Ser. 2007-CH1, Class AF6, 4.57%, due 11/25/36	561,463	564,525	[a]
Kingsland VI Ltd., Ser. 2013-6A, Class D, 3.94%, due 10/28/24	3,000,000	2,870,013	ñµ
KKR CLO Trust, Ser. 2012-1A, Class C, 4.79%, due 12/15/24	600,000	608,914	ñµ
LCM XI LP, Ser. 11A, Class D2, 4.27%, due 4/19/22	2,600,000	2,538,255	ñµ
	Principal Amount	Value†
Madison Park Funding XVI Ltd., Ser. 2015-16A, Class C, 4.00%, due 4/20/26	$450,000	$425,079	ñµ
Magnetite XV Ltd., Ser. 2015-15A, Class D, 4.32%, due 10/25/27	750,000	712,035	fñµ
Magnetite XV Ltd., Ser. 2015-15A, Class E, 6.77%, due 10/25/27	700,000	642,971	fñµ
Morgan Stanley ABS Capital I, Inc. Trust, Ser. 2006-HE3, Class A2C, 0.36%, due 4/25/36	1,174,928	1,156,259	Øµ
Morgan Stanley ABS Capital I, Inc. Trust, Ser. 2006-NC4, Class A2C, 0.35%, due 6/25/36	1,395,630	1,251,138	Øµ
Nationstar Home Equity Loan Trust, Ser. 2007-C, Class 2AV2, 0.33%, due 6/25/37	466,793	452,474	µ
Nelder Grove CLO Ltd., Ser. 2014-1A, Class D1, 4.85%, due 8/28/26	1,400,000	1,382,150	ñµ
Ocean Trails CLO IV, Ser. 2013-4A, Class D, 4.31%, due 8/13/25	400,000	389,389	ñµ
	Principal Amount	Value†
Ocean Trails CLO V, Ser. 2014-5A, Class D, 4.25%, due 10/13/26	$2,050,000	$1,973,298	ñØµ
Ocean Trails CLO V, Ser. 2014-5A, Class E, 5.64%, due 10/13/26	400,000	337,093	ñµ
Octagon Investment Partners XII Ltd., Ser. 2012-1A, Class DR, 4.08%, due 5/5/23	2,300,000	2,252,994	ñµ
Octagon Investment Partners XIV Ltd., Ser. 2012-1A, Class C, 4.32%, due 1/15/24	400,000	389,233	ñµ
Octagon Investment Partners XVII Ltd., Ser. 2013-1A, Class E, 4.80%, due 10/25/25	600,000	493,171	ñµ
Octagon Investment Partners XX Ltd., Ser. 2014-1A, Class E, 5.56%, due 8/12/26	250,000	207,292	ñµ
Octagon Investment Partners XXII Ltd., Ser. 2014-1A, Class E1, 5.57%, due 11/22/25	600,000	519,499	ñµ
OZLM Funding IV Ltd., Ser. 2013-4A, Class C, 3.52%, due 7/22/25	1,200,000	1,101,400	ñµ

See Notes to Schedule of Investments

28

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Principal Amount	Value†
OZLM Funding IV Ltd., Ser. 2013-4A, Class D, 4.97%, due 7/22/25	$700,000	$584,699	ñµ
OZLM Funding V Ltd., Ser. 2013-5A, Class D, 5.07%, due 1/17/26	1,650,000	1,443,782	ñØµ
OZLM VII Ltd., Ser. 2014-7A, Class C, 3.92%, due 7/17/26	3,200,000	3,024,669	ñØµ
OZLM XI Ltd., Ser. 2015-11A, Class D, 5.70%, due 1/30/27	1,200,000	1,042,074	ñµ
OZLM XII Ltd., Ser. 2015-12A, Class SUB, due 4/30/27	1,000,000	737,385	ñ
Pinnacle Park CLO Ltd., Ser. 2014-1A, Class C, 3.42%, due 4/15/26	600,000	592,521	ñµ
Sound Point CLO I Ltd., Ser. 2012-1A, Class D, 4.90%, due 10/20/23	3,000,000	2,935,123	ñµ
Sound Point CLO I Ltd., Ser. 2012-1A, Class E, 6.32%, due 10/20/23	300,000	297,557	ñµ
Sound Point CLO IX Ltd., Ser. 2015-2A, Class D, 4.02%, due 7/20/27	1,600,000	1,442,693	ñµ
	Principal Amount	Value†
Sound Point CLO IX Ltd., Ser. 2015-2A, Class E, 5.97%, due 7/20/27	$1,000,000	$854,534	ñµ
Structured Asset Securities Corp. Mortgage Loan Trust, Ser. 2005-4XS, Class 1A3, 5.00%, due 3/25/35	149,802	150,365	[a]
Symphony CLO IX LP, Ser. 2012-9A, Class E, 5.32%, due 4/16/22	1,000,000	957,398	ñµ
Symphony CLO XI Ltd., Ser. 2013-11A, Class D, 4.32%, due 1/17/25	1,700,000	1,655,232	ñµ
Symphony CLO XII Ltd., Ser. 2013-12A, Class D, 3.82%, due 10/15/25	750,000	713,390	ñµ
Symphony CLO XVI Ltd., Ser. 2015-16A, Class D, 3.93%, due 7/15/28	1,300,000	1,218,281	ñµ
Venture IX CDO Ltd., Ser. 2007-9A, Class D, 4.47%, due 10/12/21	2,500,000	2,468,354	ñØµ
Venture X CLO Ltd., Ser. 2012-10A, Class D, 4.52%, due 7/20/22	500,000	488,755	ñµ
Venture XIV CLO Ltd., Ser. 2013-14A, Class D, 4.08%, due 8/28/25	2,400,000	2,209,437	ñµ
	Principal Amount	Value†
Venture XIX CLO Ltd., Ser. 2014-19A, Class D, 4.32%, due 1/15/27	$2,500,000	$2,336,075	ñµ
VOLT XXXVI LLC, Ser. 2015-NP10, Class A1, 3.63%, due 7/25/45	4,035,512	4,015,301	añØ
VOLT XXXVIII LLC, Ser. 2015-NP12, Class A1, 3.88%, due 9/25/45	4,238,730	4,230,844	añ
Voya CLO Ltd., Ser. 2013-2A, Class D, 5.30%, due 4/25/25	450,000	384,132	ñµ
Voya CLO Ltd., Ser. 2014-3A, Class SUB, 0.00%, due 7/25/26	2,000,000	1,167,437	ñµ
Total Asset-Backed Securities (Cost $105,934,126)		103,495,898
Municipal Notes (0.1%)
Puerto Rico (0.1%)
Puerto Rico Commonwealth GO Bonds, Ser. A, 8.00%, due 7/1/35 (Cost $2,620,469)	2,875,000	2,087,969	Ø
	Number of Contracts
Purchased Options (0.6%)
Call Options (0.1%)
Boardwalk Pipeline Partners LP, Dec 2015 @ 14	145	2,900
Boardwalk Pipeline Partners LP, Jan 2016 @ 14	206	5,150
Cheniere Energy Partners LP, Mar 2016 @ 28	64	11,072

See Notes to Schedule of Investments

29

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Number of Contracts	Value†
Cheniere Energy Partners LP Holdings LLC, Jan 2016 @ 22.5	13	$130	[f]
Columbia Pipeline Partners LP, Jan 2016 @ 22.5	13	—	[f]
Crestwood Equity Partners LP, Jan 2016 @ 5	257	—	[f]
Crestwood Equity Partners LP, Apr 2016 @ 2.5	257	12,850
DCP Midstream Partners LP, Jan 2016 @ 30	77	9,625
GasLog Ltd., Feb 2016 @ 15	206	2,060
Macy's, Inc., Feb 2016 @ 65	624	49,920
Maxim Integrated Products, Inc., Nov 2015 @ 41	117	25,740
Monsanto Co., Jan 2017 @ 135	300	18,900
NRG Yield, Inc., Nov 2015 @ 22.5	73	—	[f]
Pattern Energy Group, Inc., Mar 2016 @ 22.5	8	360
Pfizer, Inc., Mar 2016 @ 34	1,291	213,015
Plains GP Holdings LP, Feb 2016 @ 20	154	3,080
Plains GP Holdings LP, Feb 2016 @ 21	26	260
SanDisk Corp., Jan 2016 @ 62.5	195	284,700
Starwood Hotels & Resorts Worldwide, Inc., Nov 2015 @ 87.5	616	43,120
SunEdison, Inc., Jan 2016 @ 20	1,232	4,928
	Number of Contracts	Value†
Time Warner, Inc., Jan 2016 @ 77.5	559	$147,017
		834,827
Put Options (0.5%)
Allergan PLC, Nov 2015 @ 300	24	23,040
Altera Corp., Jan 2016 @ 45	399	21,945
Atmel Corp., Nov 2015 @ 9	799	103,870
Brookdale Senior Living, Inc., Nov 2015 @ 22.5	745	167,625
Cigna Corp., Jan 2017 @ 130	295	392,350
Cumulus Media, Inc., Dec 2015 @ 2.5	1,316	250,040
DISH Network Corp., Jan 2016 @ 57.5	150	26,250
EURO STOXX 50 Index, Nov 2015 @ 3100	325	16,082
General Electric Co., Nov 2015 @ 35	2,322	1,388,556
Humana, Inc., Jan 2016 @ 185	99	122,760
iShares Russell 2000 ETF, Dec 2015 @ 112	2,783	528,770
iShares Russell 2000 ETF, Dec 2015 @ 108	1,944	262,440
Magnachip Semiconductor Corp., Jun 2016 @ 5	235	35,250
MGM Resorts International, Jan 2016 @ 18	698	18,846
Micron Technology, Inc., Jan 2016 @ 14	502	29,116
	Number of Contracts	Value†
Micron Technology, Inc., Jan 2016 @ 19	493	$162,690
Mylan NV, Jan 2016 @ 42	392	111,720
Office Depot, Inc., Jan 2016 @ 7	1,500	97,500
Perrigo Co. PLC, Dec 2015 @ 145	60	33,000
S&P 500 Index, Mar 2016 @ 1975	350	1,746,500
S&P 500 Index, Mar 2016 @ 1900	600	2,286,000
SPDR S&P 500 ETF Trust, Nov 2015 @ 200	174	13,572
SPDR S&P 500 ETF Trust, Dec 2015 @ 185	3,341	314,054
SPDR S&P 500 ETF Trust, Dec 2015 @ 195	2,661	494,946
United Continental Holdings, Inc., Dec 2015 @ 55	320	34,880
Yahoo!, Inc., Jan 2016 @ 33	740	85,100
		8,766,902
Total Purchased Options (Cost $18,691,689)		9,601,729
	Number of Shares
Short-Term Investments (15.7%)
Morgan Stanley Institutional Liquidity Fund Treasury Portfolio Institutional Class, 0.01% (Cost $259,368,124)	259,368,124	259,368,124	Ø²
Total Long Positions (94.5%) (Cost $1,629,985,282)		1,567,804,693	##
Cash, receivables and other assets, less liabilities (33.5%)		554,736,086	±†††Ø

See Notes to Schedule of Investments

30

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Short Positions (see summary below) ((28.0)%)		$(464,205,861)
Total Net Assets (100.0%)		$1,658,334,918
Short Positions ((28.0)%)£ØØ
Common Stocks Sold Short (18.0%)
Air Freight & Logistics (0.3%)
Expeditors International of Washington, Inc.	(49,072)	(2,443,295)
FedEx Corp.	(5,400)	(842,670)
Royal Mail PLC	(320,000)	(2,196,718)
		(5,482,683)
Airlines (0.2%)
American Airlines Group, Inc.	(4,455)	(205,910)
Deutsche Lufthansa AG	(246,996)	(3,647,711)*
		(3,853,621)
Automobiles (0.4%)
Nissan Motor Co. Ltd.	(206,300)	(2,138,552)
Tata Motors Ltd. ADR	(85,500)	(2,528,235)*
Toyota Motor Corp.	(30,500)	(1,868,565)
		(6,535,352)
Banks (0.8%)
BB&T Corp.	(3,396)	(126,161)
Canadian Western Bank	(63,000)	(1,210,760)
Commonwealth Bank of Australia	(15,088)	(819,248)
DNB ASA	(80,079)	(1,019,749)
M&T Bank Corp.	(14,442)	(1,730,874)
National Australia Bank Ltd.	(36,385)	(776,989)
National Bank of Canada	(26,200)	(867,790)
	Number of Shares	Value†
Royal Bank of Canada	(36,568)	$(2,078,160)
Standard Bank Group Ltd.	(113,795)	(1,183,504)
The PNC Financial Services Group, Inc.	(29,850)	(2,694,261)
UniCredit SpA	(101,934)	(659,099)
		(13,166,595)
Beverages (0.1%)
The Boston Beer Co., Inc. Class A	(6,026)	(1,323,249)*
Biotechnology (0.3%)
Amgen, Inc.	(7,721)	(1,221,308)
Gilead Sciences, Inc.	(10,509)	(1,136,338)
Intrexon Corp.	(17,488)	(587,597)*
Kite Pharma, Inc.	(9,813)	(667,774)*
Regeneron Pharmaceuticals, Inc.	(1,320)	(735,755)*
Sarepta Therapeutics, Inc.	(27,717)	(666,871)*
		(5,015,643)
Capital Markets (0.1%)
Eaton Vance Corp.	(32,140)	(1,160,575)
Chemicals (0.6%)
Kaneka Corp.	(178,000)	(1,578,372)
Kuraray Co. Ltd.	(19,700)	(242,977)
Novozymes A/S Class B	(18,313)	(849,180)
Praxair, Inc.	(24,150)	(2,682,824)
Syngenta AG ADR	(27,100)	(1,823,559)
The Valspar Corp.	(17,200)	(1,392,340)
Tronox Ltd. Class A	(169,254)	(1,051,067)
		(9,620,319)
	Number of Shares	Value†
Commercial Services & Supplies (0.2%)
MSA Safety, Inc.	(40,716)	$(1,770,331)
Stericycle, Inc.	(8,537)	(1,036,136)*
		(2,806,467)
Communications Equipment (0.2%)
Motorola Solutions, Inc.	(26,300)	(1,840,211)
NETGEAR, Inc.	(15,515)	(642,321)*
Nokia OYJ ADR	(59,950)	(444,829)
Palo Alto Networks, Inc.	(5,700)	(917,700)*
		(3,845,061)
Containers & Packaging (0.2%)
Silgan Holdings, Inc.	(28,700)	(1,459,969)
WestRock Co.	(33,350)	(1,792,896)
		(3,252,865)
Diversified Financial Services (0.1%)
FirstRand Ltd.	(306,725)	(1,125,700)
Electric Utilities (0.1%)
Duke Energy Corp.	(8,564)	(612,069)
NextEra Energy, Inc.	(7,239)	(743,156)
The Southern Co.	(4,736)	(213,593)
		(1,568,818)
Electrical Equipment (0.1%)
Sensata Technologies Holding NV	(40,400)	(1,942,836)*
Electronic Equipment, Instruments & Components (0.2%)
Hirose Electric Co. Ltd.	(3,100)	(375,211)
Ibiden Co. Ltd.	(36,200)	(498,805)
Japan Display, Inc.	(301,100)	(945,944)*
Kyocera Corp.	(4,700)	(212,603)
Ryosan Co. Ltd.	(9,200)	(222,639)

See Notes to Schedule of Investments

31

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Taiyo Yuden Co. Ltd.	(52,800)	$(743,482)
Yaskawa Electric Corp.	(37,000)	(438,891)
		(3,437,575)
Energy Equipment & Services (0.3%)
Calfrac Well Services Ltd.	(244,300)	(431,579)
Halliburton Co.	(13,440)	(515,827)
Schlumberger Ltd.	(60,214)	(4,706,327)
		(5,653,733)
Food & Staples Retailing (0.4%)
CVS Health Corp.	(21,240)	(2,098,087)
Sysco Corp.	(73,123)	(3,016,324)
Walgreens Boots Alliance, Inc.	(12,607)	(1,067,561)
Wal-Mart Stores, Inc.	(11,685)	(668,849)
		(6,850,821)
Food Products (0.6%)
B&G Foods, Inc.	(30,160)	(1,094,506)
Campbell Soup Co.	(34,500)	(1,752,255)
Ezaki Glico Co. Ltd.	(15,200)	(725,986)
House Foods Group, Inc.	(31,600)	(545,974)
Kewpie Corp.	(33,500)	(765,169)
Kikkoman Corp.	(21,000)	(657,748)
MEIJI Holdings Co. Ltd.	(11,200)	(882,557)
Mondelez International, Inc. Class A	(24,348)	(1,123,904)
Nestle SA	(24,530)	(1,876,137)
Yakult Honsha Co. Ltd.	(9,800)	(518,828)
		(9,943,064)
Gas Utilities (0.0%)
Piedmont Natural Gas Co., Inc.	(8,041)	(460,830)
	Number of Shares	Value†
Health Care Equipment & Supplies (1.0%)
Coloplast A/S Class B	(48,723)	$(3,495,634)
CR Bard, Inc.	(5,255)	(979,269)
DENTSPLY International, Inc.	(10,692)	(650,608)
Getinge AB Class B	(33,033)	(827,029)
LivaNova PLC	(43,900)	(2,909,692)*
Medtronic PLC	(18,739)	(1,385,187)
Sirona Dental Systems, Inc.	(15,223)	(1,661,286)*
St. Jude Medical, Inc.	(13,137)	(838,272)
Stryker Corp.	(13,720)	(1,311,906)
Sysmex Corp.	(25,500)	(1,457,549)
Varian Medical Systems, Inc.	(6,599)	(518,220)*
		(16,034,652)
Health Care Providers & Services (0.8%)
Amerisource Bergen Corp.	(34,847)	(3,363,084)
Anthem, Inc.	(11,035)	(1,535,520)
Cardinal Health, Inc.	(10,755)	(884,061)
Centene Corp.	(14,759)	(877,865)*
HCA Holdings, Inc.	(15,496)	(1,065,970)*
Henry Schein, Inc.	(8,309)	(1,260,558)*
McKesson Corp.	(5,893)	(1,053,669)
Patterson Cos., Inc.	(27,076)	(1,283,402)
UnitedHealth Group, Inc.	(6,699)	(789,008)
VCA, Inc.	(15,763)	(863,340)*
		(12,976,477)
Hotels, Restaurants & Leisure (0.2%)
Cracker Barrel Old Country Store, Inc.	(12,188)	(1,675,362)
Jack in the Box, Inc.	(4,750)	(354,018)
Sonic Corp.	(68,100)	(1,943,574)
		(3,972,954)
Household Durables (0.3%)
DR Horton, Inc.	(62,050)	(1,826,752)
	Number of Shares	Value†
Lennar Corp. Class A	(53,608)	$(2,684,153)
		(4,510,905)
Independent Power & Renewable Electricity Producers (0.0%)
NRG Yield, Inc. Class C	(32,574)	(470,369)
Industrial Conglomerates (0.1%)
Danaher Corp.	(16,178)	(1,509,569)
Insurance (0.9%)
ACE Ltd.	(33,371)	(3,788,943)
Hannover Rueck SE	(10,813)	(1,250,882)
Insurance Australia Group Ltd.	(219,040)	(870,653)
Primerica, Inc.	(127,338)	(6,065,109)
The Progressive Corp.	(46,100)	(1,527,293)
The Travelers Cos., Inc.	(14,609)	(1,649,210)
		(15,152,090)
Internet & Catalog Retail (0.2%)
Expedia, Inc.	(19,111)	(2,604,829)
Internet Software & Services (0.6%)
Alibaba Group Holding Ltd. ADR	(117,276)	(9,831,247	)*
Envestnet, Inc.	(5,850)	(174,681	)*
		(10,005,928)
IT Services (0.1%)
International Business Machines Corp.	(12,900)	(1,807,032)
iPayment Holdings, Inc.	(27,027)	(121,622	)*N
		(1,928,654)
Life Sciences Tools & Services (0.2%)
Illumina, Inc.	(5,834)	(835,896	)*

See Notes to Schedule of Investments

32

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Quintiles Transnational Holdings, Inc.	(18,041)	$(1,148,310)*
Thermo Fisher Scientific, Inc.	(8,731)	(1,141,840)
Waters Corp.	(6,638)	(848,336)*
		(3,974,382)
Machinery (1.0%)
Cummins, Inc.	(15,975)	(1,653,572)
Deere & Co.	(32,600)	(2,542,800)
Dover Corp.	(34,792)	(2,241,649)
Hitachi Construction Machinery Co. Ltd.	(74,100)	(1,147,575)
Lincoln Electric Holdings, Inc.	(26,017)	(1,556,077)
Parker- Hannifin Corp.	(16,700)	(1,748,490)
Pentair PLC	(48,206)	(2,695,679)
Tennant Co.	(23,215)	(1,344,613)
Wabtec Corp.	(11,263)	(933,365)
		(15,863,820)
Marine (0.0%)
Mitsui OSK Lines Ltd.	(198,000)	(528,742)
Media (1.0%)
Cablevision Systems Corp. Class A	(8,024)	(261,502)
Charter Communications, Inc. Class A	(37,212)	(7,105,259)*
John Wiley & Sons, Inc. Class A	(26,500)	(1,386,745)
Lions Gate Entertainment Corp.	(2,073)	(80,785)
New Media Investment Group, Inc.	(46,520)	(748,972)
	Number of Shares	Value†
Omnicom Group, Inc.	(32,350)	$(2,423,662)
TEGNA, Inc.	(52,000)	(1,406,080)
Viacom, Inc. Class B	(55,751)	(2,749,082)
		(16,162,087)
Metals & Mining (0.0%)
United States Steel Corp.	(42,862)	(500,628)
Multiline Retail (0.3%)
JC Penney Co., Inc.	(500,613)	(4,590,621)*
Multi-Utilities (0.1%)
Consolidated Edison, Inc.	(24,436)	(1,606,667)
Oil, Gas & Consumable Fuels (0.4%)
Cobalt International Energy, Inc.	(76,506)	(586,801)*
ONEOK, Inc.	(4,783)	(162,239)
Range Resources Corp.	(90,400)	(2,751,776)
Royal Dutch Shell PLC Class B ADR	(53,853)	(2,837,515)
Targa Resources Corp.	(5,183)	(296,208)
Tesoro Corp.	(1,860)	(198,890)
Western Refining, Inc.	(5,666)	(235,819)
		(7,069,248)
Paper & Forest Products (0.1%)
Domtar Corp.	(47,100)	(1,942,404)
Personal Products (0.3%)
Coty, Inc. Class A	(66,700)	(1,930,965)
The Estee Lauder Cos., Inc. Class A	(28,726)	(2,311,294)
		(4,242,259)
Pharmaceuticals (0.7%)
Eisai Co. Ltd.	(19,600)	(1,225,972)
	Number of Shares	Value†
Horizon Pharma PLC	(47,277)	$(743,194)*
Johnson & Johnson	(14,128)	(1,427,352)
Mallinckrodt PLC	(14,446)	(948,669)*
Merck & Co., Inc.	(24,958)	(1,364,204)
Novartis AG ADR	(15,883)	(1,436,300)
Ono Pharmaceutical Co. Ltd.	(12,700)	(1,739,834)
Sanofi ADR	(17,072)	(859,404)
Shionogi & Co. Ltd.	(40,700)	(1,669,373)
Valeant Pharmaceuticals International, Inc.	(8,142)	(763,475)*
		(12,177,777)
Professional Services (0.0%)
Nielsen Holdings PLC	(10,704)	(508,547)
Real Estate Investment Trusts (0.8%)
Digital Realty Trust, Inc.	(23,797)	(1,760,026)
Duke Realty Corp.	(54,687)	(1,132,021)
Federal Realty Investment Trust	(4,034)	(578,839)
Gaming and Leisure Properties, Inc.	(16,816)	(490,523)
Mack-Cali Realty Corp.	(77,053)	(1,676,673)
Pennsylvania Real Estate Investment Trust	(130,800)	(2,940,384)
Regency Centers Corp.	(24,493)	(1,664,544)
SL Green Realty Corp.	(9,122)	(1,082,052)
Sun Communities, Inc.	(15,988)	(1,071,516)

See Notes to Schedule of Investments

33

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Tanger Factory Outlet Centers, Inc.	(28,731)	$(1,004,148)
		(13,400,726)
Real Estate Management & Development (0.1%)
The Howard Hughes Corp.	(13,500)	(1,668,330)*
Road & Rail (0.7%)
Canadian National Railway Co.	(26,955)	(1,646,681)
JB Hunt Transport Services, Inc.	(24,363)	(1,860,603)
Knight Transportation, Inc.	(75,567)	(1,920,913)
Landstar System, Inc.	(19,681)	(1,240,690)
Norfolk Southern Corp.	(18,931)	(1,515,048)
Werner Enterprises, Inc.	(92,511)	(2,447,841)
		(10,631,776)
Semiconductors & Semiconductor Equipment (0.7%)
Avago Technologies Ltd.	(58,667)	(7,223,668)
Lam Research Corp.	(11,416)	(874,351)
Maxim Integrated Products, Inc.	(2,369)	(97,082)
NXP Semiconductors NV	(14,877)	(1,165,613)*
SunEdison, Inc.	(32,324)	(235,965)*
Texas Instruments, Inc.	(30,700)	(1,741,304)
		(11,337,983)
Software (0.2%)
FactSet Research Systems, Inc.	(3,108)	(544,273)
	Number of Shares	Value†
VMware, Inc. Class A	(4,265)	$(256,540)*
Workday, Inc. Class A	(27,600)	(2,179,572)*
		(2,980,385)
Specialty Retail (0.7%)
Fast Retailing Co. Ltd.	(1,300)	(474,867)
Foot Locker, Inc.	(12,000)	(813,000)
L Brands, Inc.	(20,100)	(1,929,198)
Outerwall, Inc.	(64,463)	(3,867,780)
Staples, Inc.	(208,488)	(2,708,259)
Tiffany & Co.	(8,736)	(720,196)
Tractor Supply Co.	(12,178)	(1,125,126)
		(11,638,426)
Technology Hardware, Storage & Peripherals (0.1%)
SanDisk Corp.	(9,741)	(750,057)
Textiles, Apparel & Luxury Goods (0.4%)
Coach, Inc.	(16,118)	(502,881)
lululemon athletica, Inc.	(62,299)	(3,063,242)*
Michael Kors Holdings Ltd.	(83,900)	(3,241,896)*
		(6,808,019)
Thrifts & Mortgage Finance (0.3%)
BofI Holding, Inc.	(36,988)	(2,959,410)*
Home Capital Group, Inc.	(92,900)	(2,262,821)
		(5,222,231)
Trading Companies & Distributors (0.5%)
Applied Industrial Technologies, Inc.	(11,471)	(473,867)
Fastenal Co.	(82,553)	(3,232,776)
	Number of Shares	Value†
MSC Industrial Direct Co., Inc. Class A	(37,698)	$(2,366,303)
WW Grainger, Inc.	(10,106)	(2,122,260)
		(8,195,206)
Wireless Telecommunication Services (0.0%)
NII Holdings, Inc.	(86,404)	(606,556)*
Total Common Stocks Sold Short ($(302,252,646))		(298,619,111)
Exchange Traded Funds Sold Short (8.8%)
Alerian MLP ETF	(200,114)	(2,719,549)
Energy Select Sector SPDR Fund	(187,152)	(12,731,951)
Health Care Select Sector SPDR Fund	(199,944)	(14,264,005)
iShares Russell 2000 ETF	(182,476)	(21,046,782)
iShares U.S. Real Estate ETF	(195,766)	(14,752,926)
Materials Select Sector SPDR Fund	(47,602)	(2,155,419)
SPDR S&P 500 ETF Trust	(185,572)	(38,585,986)
SPDR S&P MidCap 400 ETF Trust	(123,616)	(32,475,159)
SPDR S&P Oil & Gas Exploration & Production ETF	(45,913)	(1,702,454)
Utilities Select Sector SPDR Fund	(128,691)	(5,630,231)
Total Exchange Traded Funds Sold Short (Proceeds ($148,027,599))		(146,064,462)

See Notes to Schedule of Investments

34

Schedule of Investments Neuberger Berman Absolute Return Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Exchange Traded Notes Sold Short (0.4%)
JPMorgan	(166,535)	$(5,528,962)
Alerian MLP Index ETN
(Proceeds $(5,832,440))
Master Limited Partnerships Sold Short (0.2%)
Capital Markets (0.1%)
KKR & Co. LP	(105,150)	(1,803,322)
Gas Utilities (0.0%)
Ferrellgas Partners LP	(16,282)	(332,153)
Oil, Gas & Consumable Fuels (0.1%)
Holly Energy Partners LP	(1,465)	(50,176)
Legacy Reserves LP	(96)	(383)
Memorial Production Partners LP	(29,655)	(165,475)
ONEOK Partners LP	(13,866)	(441,355)
Targa Resources Partners LP	(6,288)	(188,640)
TC PipeLines LP	(8,486)	(438,387)
		(1,284,416)
Total Master Limited Partnerships Sold Short (Proceeds $(3,441,927))		(3,419,891)
	Principal Amount
Corporate Debt Securities Sold Short (0.6%)
Hotels, Restaurants & Leisure (0.1%)
Wynn Las Vegas LLC, 5.50%, due 3/1/25	$(1,470,000)	(1,390,694	)ñ
IT Services (0.1%)
iPayment, Inc., 9.50%, due 12/15/19	(431,775)	(450,125	)ñ
	Principal Amount	Value†
Sungard Availability Services Capital, Inc., 8.75%, due 4/1/22	$(3,036,000)	$(1,927,860	)ñ
		(2,377,985)
Metals & Mining (0.0%)
Cliffs Natural Resources, Inc., 7.75%, due 3/31/20	(230,000)	(96,600	)ñ
Cliffs Natural Resources, Inc., 7.75%, due 3/31/20	(5,000)	(2,100)
Cliffs Natural Resources, Inc., 6.25%, due 10/1/40	(133,000)	(39,900)
		(138,600)
Multiline Retail (0.1%)
Macy's Retail Holdings, Inc., 4.50%, due 12/15/34	(1,844,000)	(1,662,956)
Oil, Gas & Consumable Fuels (0.1%)
SandRidge Energy, Inc., 8.75%, due 6/1/20	(1,736,000)	(1,065,470	)ñ
SESI LLC, 7.13%, due 12/15/21	(1,028,000)	(1,003,667)
		(2,069,137)
	Principal Amount	Value†
Specialty Retail (0.2%)
Staples, Inc., 4.38%, due 1/12/23	$(3,000,000)	$(2,934,063)
Total Corporate Debt Securities Sold Short (Proceeds $(10,859,156))		(10,573,435)
Total Short Positions (Proceeds $(470,413,768))		(464,205,861)

See Notes to Schedule of Investments

35

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund 10/31/15

	Number of Shares	Value†
Long Positions (91.5%)
Common Stocks (65.4%)
Aerospace & Defense (0.5%)
Honeywell International, Inc.	1,775	$183,322	Ø
Air Freight & Logistics (1.0%)
FedEx Corp.	2,348	366,405	Ø
Airlines (0.6%)
Delta Air Lines, Inc.	1,955	99,392	£b
United Continental Holdings, Inc.	2,145	129,365*£b
		228,757
Auto Components (1.2%)
Delphi Automotive PLC	1,233	102,573	£b
Visteon Corp.	2,885	314,667	*£b
		417,240
Automobiles (0.3%)
Bayerische Motoren Werke AG	1,176	120,732	Ø
Banks (2.8%)
Banca Popolare	11,600	10,907	Ø
di Milano Scarl
Banco Popolare SC	698	10,447	*Ø
Bank of America Corp.	18,500	310,430	Ø
DBS Group Holdings Ltd.	5,200	63,934
Mitsubishi UFJ Financial Group, Inc.	10,500	67,909	Ø
Mizuho Financial Group, Inc.	36,900	76,008	Ø
Sumitomo Mitsui Financial Group, Inc.	1,800	71,809	Ø
Sumitomo Mitsui Trust Holdings, Inc.	18,000	69,094	Ø
SunTrust Banks, Inc.	5,300	220,056	Ø
Swedbank AB Class A	3,461	79,440	Ø
Unione di Banche Italiane SpA	1,472	11,023	Ø
		991,057
	Number of Shares	Value†
Beverages (1.3%)
Anheuser-Busch InBev SA	505	$60,364
Carlsberg A/S Class B	500	40,989	Ø
Davide Campari- Milano SpA	4,559	39,054
The Coca-Cola Co.	7,650	323,977	Ø
		464,384
Biotechnology (3.3%)
Actelion Ltd.	486	67,557	*Ø
Alexion Pharmaceuticals, Inc.	1,277	224,752	*Ø
Biogen, Inc.	603	175,177	*Ø
Cepheid	5,318	177,621	*
Incyte Corp.	2,269	266,676	*Ø
United Therapeutics Corp.	324	47,508	*Ø
Vertex Pharmaceuticals, Inc.	1,850	230,769	*
		1,190,060
Building Products (0.1%)
LIXIL Group Corp.	1,400	29,974	Ø
Capital Markets (2.0%)
Flow Traders	499	19,477	ñ
Jafco Co. Ltd.	1,600	61,123	Ø
Morgan Stanley	2,650	87,370
Nomura Holdings, Inc.	11,000	69,194	Ø
WL Ross Holding Corp.	48,275	483,715	*£b
		720,879
Chemicals (1.8%)
Air Products & Chemicals, Inc.	2,580	358,568
Asahi Kasei Corp.	5,000	30,683	Ø
Monsanto Co.	1,275	118,856	Ø
Nissan Chemical Industries Ltd.	2,000	49,673	Ø
Nitto Denko Corp.	700	44,887	Ø
Shin-Etsu Chemical Co. Ltd.	600	35,682	Ø
	Number of Shares	Value†
Ube Industries Ltd.	11,000	$23,097	Ø
		661,446
Commercial Services & Supplies (1.2%)
Covanta Holding Corp.	13,563	227,316	Ø
Spotless Group Holdings Ltd.	38,518	58,819	Ø
Tyco International PLC	4,120	150,133	£b
		436,268
Construction & Engineering (0.2%)
Taisei Corp.	13,000	84,481	Ø
Consumer Finance (1.1%)
PRA Group, Inc.	3,902	213,830	*£bØ
Springleaf Holdings, Inc.	366	17,169	*Ø
Synchrony Financial	5,650	173,794	*£b
		404,793
Containers & Packaging (1.3%)
Berry Plastics Group, Inc.	13,395	448,732	*Ø
Pact Group Holdings Ltd.	5,537	20,092	Ø
		468,824
Diversified Consumer Services (1.0%)
Houghton Mifflin Harcourt Co.	6,350	124,397	*
Service Corp. International	4,951	139,915	£b
ServiceMaster Global Holdings, Inc.	2,351	83,813	*£b
		348,125
Diversified Financial Services (1.3%)
ORIX Corp.	5,200	75,940	Ø
Pace Holdings Corp.	38,200	401,100	*Ø
		477,040
Electric Utilities (3.3%)
American Electric Power Co., Inc.	3,263	184,849	Ø
Edison International	1,182	71,535

See Notes to Schedule of Investments

36

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Enel SpA	5,952	$27,463	Ø
Exelon Corp.	1,888	52,713	Ø
ITC Holdings Corp.	634	20,744	Ø
NextEra Energy, Inc.	1,863	191,256	Ø
OGE Energy Corp.	4,078	116,264	Ø
Pinnacle West Capital Corp.	1,028	65,288	Ø
PPL Corp.	7,623	262,231	Ø
The Kansai Electric Power Co., Inc.	2,800	35,876	*Ø
UIL Holdings Corp.	781	39,823	Ø
Westar Energy, Inc.	2,226	88,372	Ø
Xcel Energy, Inc.	748	26,651	Ø
		1,183,065
Electrical Equipment (0.1%)
Nidec Corp.	600	45,214	Ø
Electronic Equipment, Instruments & Components (0.2%)
Hitachi Ltd.	3,000	17,306	Ø
Keyence Corp.	100	52,061	Ø
		69,367
Energy Equipment & Services (0.1%)
Halliburton Co.	1,014	38,917	Ø
Food & Staples Retailing (0.7%)
CVS Health Corp.	2,608	257,618	Ø
Food Products (0.1%)
The JM Smucker Co.	345	40,500
Gas Utilities (0.1%)
Atmos Energy Corp.	289	18,207	Ø
The Laclede Group, Inc.	149	8,727
		26,934
Health Care Equipment & Supplies (1.9%)
CR Bard, Inc.	940	175,169	Ø
Edwards Lifesciences Corp.	1,560	245,154	*Ø
Greatbatch, Inc.	320	17,104	*Ø
Intuitive Surgical, Inc.	532	264,191	*Ø
		701,618
	Number of Shares	Value†
Health Care Providers & Services (2.4%)
Accretive Health, Inc.	5,968	$12,235	*£b
Brookdale Senior Living, Inc.	5,914	123,662	*£b
Centene Corp.	2,907	172,908	*Ø
Fresenius SE & Co. KGaA	612	44,922
Laboratory Corp. of America Holdings	1,276	156,616	*Ø
Molina Healthcare, Inc.	3,049	189,038	*Ø
WellCare Health Plans, Inc.	1,985	175,871	*Ø
		875,252
Health Care Technology (0.8%)
athenahealth, Inc.	957	145,895	*Ø
Cerner Corp.	2,340	155,118	*Ø
		301,013
Hotels, Restaurants & Leisure (0.9%)
Ainsworth Game Technology Ltd.	11,141	25,084	Ø
Bloomin' Brands, Inc.	9,775	165,882	Ø
Hilton Worldwide Holdings, Inc.	5,345	133,571
		324,537
Household Durables (0.3%)
Rinnai Corp.	300	23,783	Ø
Sony Corp.	2,400	68,221	Ø
		92,004
Independent Power & Renewable Electricity Producers (1.8%)
Abengoa Yield PLC	3,683	68,246
AES Corp.	5,562	60,904
Calpine Corp.	2,741	42,513	*
Dynegy, Inc.	1,522	29,573	*
EDP Renovaveis SA	4,557	33,138	Ø
NextEra Energy Partners LP	3,005	78,911
NRG Energy, Inc.	13,958	179,919	Ø
NRG Yield, Inc. Class A	2,811	38,595	Ø
	Number of Shares	Value†
NRG Yield, Inc. Class C	3,257	$47,031
Pattern Energy Group, Inc.	3,544	82,894
		661,724
Industrial Conglomerates (1.8%)
Alliance Global Group, Inc.	68,990	26,777
Danaher Corp.	1,480	138,099
General Electric Co.	15,100	436,692	£b
Toshiba Corp.	10,000	28,211	*Ø
		629,779
Insurance (0.5%)
Sampo OYJ Class A	1,987	97,189	Ø
Talanx AG	1,282	41,123
The Dai-ichi Life Insurance Co. Ltd.	2,800	48,438	Ø
		186,750
Internet Software & Services (0.8%)
Alphabet, Inc. Class A	295	217,530	*Ø
Alphabet, Inc. Class C	64	45,492	*
eBay, Inc.	1,160	32,364	*
		295,386
IT Services (1.8%)
Computer Sciences Corp.	6,305	419,850	£bØ
Link Administration Holdings Ltd.	9,300	46,949*[f]
Visa, Inc. Class A	2,250	174,555	£b
		641,354
Life Sciences Tools & Services (0.4%)
Illumina, Inc.	1,092	156,462	*Ø
Machinery (1.6%)
FANUC Corp.	400	70,576	Ø
Makita Corp.	700	38,355	Ø
Mueller Water Products, Inc. Class A	36,850	324,280	Ø
Xylem, Inc.	3,675	133,807	£b
		567,018
Marine (0.0%)
Nippon Yusen KK	6,000	15,699	Ø

See Notes to Schedule of Investments

37

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Media (1.5%)
CBS Corp. Class B	4,602	$214,085	£bØ
Cineplex, Inc.	435	16,763	Ø
Twenty-First Century Fox, Inc. Class A	5,850	179,536	£b
Wolters Kluwer NV	3,635	123,095	Ø
		533,479
Metals & Mining (0.2%)
Nippon Steel & Sumitomo Metal Corp.	700	14,191	Ø
SunCoke Energy, Inc.	13,540	67,158	Ø
		81,349
Multiline Retail (0.1%)
Europris ASA	3,400	16,086	*ñØ
Takashimaya Co. Ltd.	3,000	26,818	Ø
		42,904
Multi-Utilities (1.3%)
CMS Energy Corp.	1,489	53,708	Ø
Dominion Resources, Inc.	2,278	162,717	Ø
DTE Energy Co.	508	41,448	Ø
NiSource, Inc.	555	10,634	Ø
SCANA Corp.	562	33,282
Sempra Energy	1,482	151,772	Ø
		453,561
Oil, Gas & Consumable Fuels (4.3%)
Caltex Australia Ltd.	865	19,364	Ø
Canadian Natural Resources Ltd.	5,650	131,193	Ø
Cheniere Energy Partners LP Holdings LLC	15,950	313,896	Ø
Cheniere Energy, Inc.	522	25,850	*
Columbia Pipeline Group, Inc.	2,057	42,724	Ø
Enbridge, Inc.	1,871	79,873	Ø
Encana Corp.	4,137	31,565	Ø
EQT GP Holdings LP	1,296	34,266
Freehold Royalties Ltd.	2,052	15,928	Ø
	Number of Shares	Value†
GasLog Ltd.	3,876	$44,845	Ø
Golar LNG Ltd.	3,642	105,654	Ø
Kinder Morgan, Inc.	3,028	82,816	Ø
Phillips 66	434	38,648	Ø
Plains GP Holdings LP Class A	5,447	84,701
SemGroup Corp. Class A	4,295	195,637	Ø
Tallgrass Energy GP LP	1,312	31,409
Teekay Corp.	2,100	67,473	Ø
The Williams Cos., Inc.	5,249	207,021	Ø
		1,552,863
Personal Products (0.2%)
Asaleo Care Ltd.	47,834	59,693	Ø
Pharmaceuticals (4.5%)
Allergan PLC	2,196	677,400	*£bØ
Bristol-Myers Squibb Co.	4,087	269,538	Ø
Impax Laboratories, Inc.	4,965	171,938	*Ø
Shire PLC ADR	851	193,219	Ø
Zoetis, Inc.	6,892	296,425	£b
		1,608,520
Real Estate Investment Trusts (3.9%)
Apollo Commercial Real Estate Finance, Inc.	7,992	132,747	Ø
BioMed Realty Trust, Inc.	8,760	205,072	Ø
CyrusOne, Inc.	2,922	103,088	£b
Equinix, Inc.	451	133,803	Ø
Host Hotels & Resorts, Inc.	6,172	106,961
Mack-Cali Realty Corp.	8,200	178,432	Ø
Simon Property Group, Inc.	901	181,515	£b
STAG Industrial, Inc.	9,151	187,779
Ventas, Inc.	3,281	176,255	£b
		1,405,652
Real Estate Management & Development (2.7%)
Altus Group Ltd.	995	14,496	Ø
CBRE Group, Inc. Class A	6,207	231,397	*£b
Daiwa House Industry Co. Ltd.	7,300	191,627	Ø
	Number of Shares	Value†
Hulic Co. Ltd.	4,100	$38,294	Ø
Kennedy Wilson Europe Real Estate PLC	13,125	241,993	Ø
LEG Immobilien AG	1,086	86,641	*Ø
Megaworld Corp.	290,000	28,994
Mitsubishi Estate Co. Ltd.	1,000	21,446	Ø
Pruksa Real Estate PCL	36,977	29,092
Tokyo Tatemono Co. Ltd.	3,600	44,731	Ø
Tokyu Fudosan Holdings Corp.	7,900	55,530	Ø
		984,241
Road & Rail (1.6%)
Canadian Pacific Railway Ltd.	1,847	259,504	Ø
Swift Transportation Co.	18,078	282,559	*£bØ
Union Pacific Corp.	287	25,643	£b
		567,706
Semiconductors & Semiconductor Equipment (1.3%)
Atmel Corp.	16,325	124,070	Ø
Broadcom Corp. Class A	5,125	263,425	Ø
SCREEN Holdings Co. Ltd.	7,000	41,358	Ø
SunPower Corp.	1,527	40,985	*Ø
		469,838
Software (1.1%)
Nintendo Co. Ltd.	100	15,987	Ø
PTC, Inc.	4,525	160,366	*Ø
Verint Systems, Inc.	4,400	209,352	*£b
		385,705
Specialty Retail (0.2%)
Gulliver International Co. Ltd.	6,800	68,505	Ø

See Notes to Schedule of Investments

38

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Textiles, Apparel & Luxury Goods (1.1%)
Coach, Inc.	6,200	$193,440	Ø
PVH Corp.	2,180	198,271	Ø
		391,711
Trading Companies & Distributors (0.2%)
Mitsubishi Corp.	900	16,362	Ø
United Rentals, Inc.	530	39,676	*
		56,038
Transportation Infrastructure (0.2%)
Macquarie Infrastructure Corp.	928	73,822	Ø
Water Utilities (0.4%)
American Water Works Co., Inc.	2,523	144,719	Ø
Total Common Stocks (Cost $24,157,754)		23,584,304
Business Development Companies (0.6%)
Solar Capital Ltd.	11,570	200,277	£b
(Cost $226,810)
Preferred Stocks (0.3%)
Banks (0.3%)
National Bank of Greece SA, Ser. A, 9.00% (Cost $205,657)	11,804	124,178	*£b
Exchange Traded Funds (1.2%)
iShares MSCI Brazil Capped ETF	2,587	59,165
PowerShares DB U.S. Dollar Index Bullish Fund	13,950	352,237	*Ø
(Cost $387,184)		411,402
Closed-End Funds (0.6%)
AP Alternative Assets LP (Cost $183,913)	5,833	215,821	*Ø
Master Limited Partnerships (5.6%)
Capital Markets (1.2%)
Apollo Global Management LLC, Class A	11,412	208,497	Ø
The Blackstone Group LP	7,137	235,949	Ø
		444,446
	Number of Shares	Value†
Oil, Gas & Consumable Fuels (4.4%)
Antero Midstream Partners LP	1,382	$32,919	Ø
Boardwalk Pipeline Partners LP	9,488	121,636	Ø
Cheniere Energy Partners LP	12,152	340,378	Ø
Delek Logistics Partners LP	4	131
Dominion Midstream Partners LP	1,708	55,954	Ø
Energy Transfer Equity LP	6,691	144,191	Ø
Energy Transfer Partners LP	3,025	133,584	Ø
Enterprise Products Partners LP	3,713	102,590
EQT Midstream Partners LP	1,136	84,109	Ø
Magellan Midstream Partners LP	65	4,148	Ø
MPLX LP	1,768	68,581	Ø
NuStar GP Holdings LLC	3,956	115,555
Phillips 66 Partners LP	668	40,508
Rose Rock Midstream LP	1,156	31,316
Sunoco Logistics Partners LP	3,581	103,992	Ø
Sunoco LP	1,665	57,426
Tallgrass Energy Partners LP	610	26,425
Valero Energy Partners LP	425	21,246	Ø
Western Gas Equity Partners LP	25	1,078
Western Gas Partners LP	947	48,411
Western Refining Logistics LP	1,055	27,356	Ø
		1,561,534
Total Master Limited Partnerships (Cost $2,217,479)		2,005,980
	Number of Contracts	Value†
Purchased Options (0.4%)
Call Options (0.0%)
Boardwalk Pipeline Partners LP, Dec 2015 @ 14	6	$120
Boardwalk Pipeline Partners LP, Jan 2016 @ 14	9	225
Cheniere Energy Partners LP, Mar 2016 @ 28	4	692
Cheniere Energy Partners LP Holdings LLC, Jan 2016 @ 22.5	1	10	[f]
Columbia Pipeline Partners LP, Jan 2016 @ 22.5	1	—	[f]
Crestwood Equity Partners LP, Jan 2016 @ 5	12	—	[f]
Crestwood Equity Partners LP, Apr 2016 @ 2.5	12	600
DCP Midstream Partners LP, Jan 2016 @ 30	3	375
GasLog Ltd., Feb 2016 @ 15	9	90
NRG Yield, Inc., Nov 2015 @ 22.5	3	—	[f]
Plains GP Holdings LP, Feb 2016 @ 20	7	140
Plains GP Holdings LP, Feb 2016 @ 21	1	10
		2,262
Put Options (0.4%)
Brookdale Senior Living, Inc., Nov 2015 @ 22.5	50	11,250
EURO STOXX 50 Index, Nov 2015 @ 3100	10	495
General Electric Co., Nov 2015 @ 35	113	67,574
iShares Russell 2000 ETF, Dec 2015 @ 112	135	25,650

See Notes to Schedule of Investments

39

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

	Number of Contracts	Value†
SPDR S&P 500 ETF Trust, Nov 2015 @ 200	5	$390
SPDR S&P 500 ETF Trust, Dec 2015 @ 185	163	15,322
SPDR S&P 500 ETF Trust, Dec 2015 @ 195	131	24,366
United Continental Holdings, Inc., Dec 2015 @ 55	21	2,289
		147,336
Total Purchased Options (Cost $266,628)		149,598
	Number of Shares	Value†
Short-Term Investments (17.4%)
Morgan Stanley Institutional Liquidity Fund Treasury Portfolio Institutional Class, 0.01% (Cost $6,255,896)	6,255,896	6,255,896	Ø²
Total Long Positions (91.5%) (Cost $33,901,321)		32,947,456	##
Cash, receivables and other assets, less liabilities (46.7%)		16,806,531	±†††Ø
Short Positions (see summary below) ((38.2)%)		(13,742,321)
Total Net Assets (100.0%)		$36,011,666
Short Positions ((38.2)%)£ØØ
Common Stocks Sold Short (32.5%)
Air Freight & Logistics (0.8%)
Expeditors International of Washington, Inc.	(3,279)	(163,262)
FedEx Corp.	(200)	(31,210)
	Number of Shares	Value†
Royal Mail PLC	(15,725)	$(107,948)
		(302,420)
Airlines (0.5%)
Deutsche Lufthansa AG	(11,627)	(171,711)*
Automobiles (0.8%)
Nissan Motor Co. Ltd.	(7,900)	(81,893)
Tata Motors Ltd. ADR	(4,200)	(124,194)*
Toyota Motor Corp.	(1,200)	(73,518)
		(279,605)
Banks (1.1%)
Canadian Western Bank	(3,050)	(58,616)
Common wealth Bank of Australia	(522)	(28,344)
DNB ASA	(2,790)	(35,529)
National Australia Bank Ltd.	(1,259)	(26,885)
National Bank of Canada	(1,300)	(43,058)
Standard Bank Group Ltd.	(3,966)	(41,248)
The PNC Financial Services Group, Inc.	(1,450)	(130,877)
UniCredit SpA	(3,559)	(23,012)
		(387,569)
Beverages (0.2%)
The Boston Beer Co., Inc. Class A	(403)	(88,495)*
Biotechnology (0.6%)
Amgen, Inc.	(270)	(42,709)
Gilead Sciences, Inc.	(614)	(66,392)
Intrexon Corp.	(610)	(20,496)*
Kite Pharma, Inc.	(342)	(23,273)*
Regeneron Pharmaceuticals, Inc.	(45)	(25,082)*
Sarepta Therapeutics, Inc.	(1,000)	(24,060)*
		(202,012)
	Number of Shares	Value†
Capital Markets (0.1%)
Eaton Vance Corp.	(1,112)	$(40,154)
Chemicals (1.2%)
Kaneka Corp.	(7,000)	(62,071)
Kuraray Co. Ltd.	(700)	(8,634)
Novozymes A/S Class B	(638)	(29,584)
Praxair, Inc.	(1,175)	(130,531)
Syngenta AG ADR	(1,350)	(90,841)
The Valspar Corp.	(850)	(68,808)
Tronox Ltd. Class A	(8,244)	(51,195)
		(441,664)
Commercial Services & Supplies (0.5%)
MSA Safety, Inc.	(2,723)	(118,396)
Stericycle, Inc.	(499)	(60,564)*
		(178,960)
Communications Equipment (0.5%)
Motorola Solutions, Inc.	(1,250)	(87,463)
NETGEAR, Inc.	(633)	(26,206)*
Palo Alto Networks, Inc.	(300)	(48,300)*
		(161,969)
Containers & Packaging (0.5%)
Silgan Holdings, Inc.	(1,920)	(97,670)
WestRock Co.	(1,625)	(87,360)
		(185,030)
Diversified Financial Services (0.1%)
FirstRand Ltd.	(10,691)	(39,237)
Electric Utilities (0.7%)
Duke Energy Corp.	(1,096)	(78,331)
Edison International	(236)	(14,283)
Iberdrola SA	(2,276)	(16,261)
IDACORP, Inc.	(307)	(20,523)
Otter Tail Corp.	(1,751)	(48,047)
The Southern Co.	(1,459)	(65,801)
		(243,246)
Electrical Equipment (0.3%)
Sensata Technologies Holding NV	(1,950)	(93,775)*

See Notes to Schedule of Investments

40

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Electronic Equipment, Instruments & Components (0.4%)
Hirose Electric Co. Ltd.	(100)	$(12,104)
Ibiden Co. Ltd.	(1,400)	(19,291)
Japan Display, Inc.	(11,400)	(35,814)*
Kyocera Corp.	(200)	(9,047)
Ryosan Co. Ltd.	(300)	(7,260)
Taiyo Yuden Co. Ltd.	(2,000)	(28,162)
Yaskawa Electric Corp.	(1,400)	(16,607)
		(128,285)
Energy Equipment & Services (0.1%)
Calfrac Well Services Ltd.	(12,500)	(22,082)
Food & Staples Retailing (0.6%)
CVS Health Corp.	(1,241)	(122,586)
Walgreens Boots Alliance, Inc.	(736)	(62,324)
Wal-Mart Stores, Inc.	(782)	(44,762)
		(229,672)
Food Products (1.0%)
B&G Foods, Inc.	(1,051)	(38,141)
Campbell Soup Co.	(1,675)	(85,073)
Ezaki Glico Co. Ltd.	(600)	(28,657)
House Foods Group, Inc.	(1,200)	(20,733)
Kewpie Corp.	(1,300)	(29,693)
Kikkoman Corp.	(1,000)	(31,321)
MEIJI Holdings Co. Ltd.	(400)	(31,520)
Nestle SA	(852)	(65,164)
Yakult Honsha Co. Ltd.	(400)	(21,177)
		(351,479)
Gas Utilities (0.1%)
Northwest Natural Gas Co.	(807)	(38,550)
Piedmont Natural Gas Co., Inc.	(193)	(11,061)
		(49,611)
Health Care Equipment & Supplies (2.1%)
Coloplast A/S Class B	(2,239)	(160,637)
CR Bard, Inc.	(307)	(57,209)
	Number of Shares	Value†
Getinge AB Class B	(1,139)	$(28,517)
LivaNova PLC	(2,150)	(142,502)*
Medtronic PLC	(1,095)	(80,942)
Sirona Dental Systems, Inc.	(889)	(97,017)*
St. Jude Medical, Inc.	(768)	(49,006)
Stryker Corp.	(801)	(76,592)
Sysmex Corp.	(1,000)	(57,159)
Varian Medical Systems, Inc.	(229)	(17,983)*
		(767,564)
Health Care Providers & Services (1.6%)
Amerisource Bergen Corp.	(1,758)	(169,664)
Cardinal Health, Inc.	(628)	(51,622)
HCA Holdings, Inc.	(905)	(62,255)*
Henry Schein, Inc.	(484)	(73,428)*
McKesson Corp.	(344)	(61,507)
Patterson Cos., Inc.	(1,582)	(74,987)
UnitedHealth Group, Inc.	(391)	(46,052)
VCA, Inc.	(921)	(50,443)*
		(589,958)
Hotels, Restaurants & Leisure (0.3%)
Jack in the Box, Inc.	(250)	(18,632)
Sonic Corp.	(3,350)	(95,609)
		(114,241)
Household Durables (0.2%)
DR Horton, Inc.	(3,050)	(89,792)
Independent Power & Renewable Electricity Producers (0.1%)
NRG Yield, Inc. Class C	(1,894)	(27,349)
Industrial Conglomerates (0.2%)
Danaher Corp.	(945)	(88,178)
Insurance (0.7%)
Hannover Rueck SE	(375)	(43,381)
Insurance Australia Group Ltd.	(7,577)	(30,118)
Primerica, Inc.	(2,150)	(102,404)
The Progressive Corp.	(2,200)	(72,886)
		(248,789)
	Number of Shares	Value†
IT Services (0.2%)
International Business Machines Corp.	(625)	$(87,550)
Life Sciences Tools & Services (0.6%)
Illumina, Inc.	(202)	(28,942)*
Quintiles Transnational Holdings, Inc.	(1,052)	(66,960)*
Thermo Fisher Scientific, Inc.	(510)	(66,698)
Waters Corp.	(382)	(48,820)*
		(211,420)
Machinery (2.2%)
Cummins, Inc.	(800)	(82,808)
Deere & Co.	(1,600)	(124,800)
Dover Corp.	(2,328)	(149,993)
Hitachi Construction Machinery Co. Ltd.	(2,900)	(44,912)
Lincoln Electric Holdings, Inc.	(1,741)	(104,129)
Parker-Hannifin Corp.	(825)	(86,377)
Pentair PLC	(800)	(44,736)
Tennant Co.	(1,553)	(89,950)
Wabtec Corp.	(753)	(62,401)
		(790,106)
Marine (0.1%)
Mitsui OSK Lines Ltd.	(7,000)	(18,693)
Media (0.7%)
John Wiley & Sons, Inc. Class A	(1,300)	(68,029)
Omnicom Group, Inc.	(1,550)	(116,126)
TEGNA, Inc.	(2,500)	(67,600)
		(251,755)
Multi-Utilities (1.9%)
Alliant Energy Corp.	(1,354)	(79,913)
Ameren Corp.	(13)	(568)
Avista Corp.	(2,089)	(70,713)
Consolidated Edison, Inc.	(2,936)	(193,042)
DTE Energy Co.	(782)	(63,803)
NorthWestern Corp.	(938)	(50,830)
PG&E Corp.	(273)	(14,578)
Public Service Enterprise Group, Inc.	(1,533)	(63,298)

See Notes to Schedule of Investments

41

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

	Number of Shares	Value†
WEC Energy Group, Inc.	(2,734)	$(140,965)
		(677,710)
Oil, Gas & Consumable Fuels (0.7%)
ONEOK, Inc.	(513)	(17,401)
Range Resources Corp.	(4,425)	(134,697)
Spectra Energy Corp.	(2,876)	(82,168)
Targa Resources Corp.	(275)	(15,716)
		(249,982)
Paper & Forest Products (0.3%)
Domtar Corp.	(2,250)	(92,790)
Personal Products (0.6%)
Coty, Inc. Class A	(3,200)	(92,640)
The Estee Lauder Cos., Inc. Class A	(1,485)	(119,483)
		(212,123)
Pharmaceuticals (1.7%)
Eisai Co. Ltd.	(700)	(43,785)
Horizon Pharma PLC	(2,762)	(43,419)*
Johnson & Johnson	(826)	(83,451)
Mallinckrodt PLC	(844)	(55,425)*
Merck & Co., Inc.	(1,458)	(79,694)
Novartis AG ADR	(928)	(83,919)
Ono Pharmaceutical Co. Ltd.	(500)	(68,497)
Sanofi ADR	(997)	(50,189)
Shionogi & Co. Ltd.	(1,500)	(61,525)
Valeant Pharmaceuticals International, Inc.	(476)	(44,635)*
		(614,539)
Professional Services (0.1%)
Nielsen Holdings PLC	(716)	(34,017)
Real Estate Investment Trusts (2.3%)
Digital Realty Trust, Inc.	(1,594)	(117,892)
Duke Realty Corp.	(3,654)	(75,638)
Federal Realty Investment Trust	(270)	(38,742)
	Number of Shares	Value†
Mack-Cali Realty Corp.	(5,148)	$(112,021)
Pennsylvania Real Estate Investment Trust	(6,350)	(142,748)
Regency Centers Corp.	(1,631)	(110,843)
SL Green Realty Corp.	(610)	(72,358)
Sun Communities, Inc.	(1,067)	(71,510)
Tanger Factory Outlet Centers, Inc.	(1,922)	(67,174)
		(808,926)
Real Estate Management & Development (0.2%)
The Howard Hughes Corp.	(640)	(79,091)*
Road & Rail (1.8%)
Canadian National Railway Co.	(1,800)	(109,962)
JB Hunt Transport Services, Inc.	(1,301)	(99,357)
Knight Transportation, Inc.	(4,133)	(105,061)
Landstar System, Inc.	(1,317)	(83,023)
Norfolk Southern Corp.	(1,258)	(100,678)
Werner Enterprises, Inc.	(5,245)	(138,783)
		(636,864)
Semiconductors & Semiconductor Equipment (0.2%)
Texas Instruments, Inc.	(1,500)	(85,080)
Software (0.4%)
FactSet Research Systems, Inc.	(208)	(36,425)
Workday, Inc. Class A	(1,375)	(108,584)*
		(145,009)
Specialty Retail (0.7%)
Fast Retailing Co. Ltd. ADR	(447)	(16,244)
Foot Locker, Inc.	(600)	(40,650)
L Brands, Inc.	(925)	(88,782)
Tiffany & Co.	(584)	(48,145)
	Number of Shares	Value†
Tractor Supply Co.	(814)	$(75,205)
		(269,026)
Textiles, Apparel & Luxury Goods (0.8%)
lululemon athletica, Inc.	(2,706)	(133,054)*
Michael Kors Holdings Ltd.	(4,050)	(156,492)*
		(289,546)
Thrifts & Mortgage Finance (0.3%)
Home Capital Group, Inc.	(4,275)	(104,129)
Trading Companies & Distributors (1.4%)
Applied Industrial Technologies, Inc.	(600)	(24,786)
Fastenal Co.	(4,711)	(184,483)
MSC Industrial Direct Co., Inc. Class A	(2,518)	(158,055)
WW Grainger, Inc.	(676)	(141,960)
		(509,284)
Total Common Stocks Sold Short (Proceeds $(11,879,934))		(11,690,487)
Exchange Traded Funds Sold Short (4.2%)
Alerian MLP ETF	(8,328)	(113,178)
Energy Select Sector SPDR Fund	(3,098)	(210,757)
SPDR S&P 500 ETF Trust	(1,748)	(363,462)
SPDR S&P Oil & Gas Exploration & Production ETF	(2,087)	(77,386)
Utilities Select Sector SPDR Fund	(16,948)	(741,475)
Total Exchange Traded Funds Sold Short (Proceeds $(1,492,763))		(1,506,258)
Exchange Traded Notes Sold Short (1.1%)
JPMorgan Alerian MLP Index ETN (Proceeds $(382,948))	(11,449)	(380,107)

See Notes to Schedule of Investments

42

Schedule of Investments Neuberger Berman Long Short
Multi-Manager Fund (cont'd)

	Number of Shares	Value†
Master Limited Partnerships Sold Short (0.4%)
Capital Markets (0.2%)
KKR & Co. LP	(5,150)	$(88,322)
Gas Utilities (0.0%)
Ferrellgas Partners LP	(369)	(7,528)
Oil, Gas & Consumable Fuels (0.2%)
Holly Energy Partners LP	(86)	(2,945)
Legacy Reserves LP	(4)	(16)
Memorial Production Partners LP	(1,345)	(7,505)
ONEOK Partners LP	(815)	(25,941)
Targa Resources Partners LP	(358)	(10,740)
TC PipeLines LP	(435)	(22,472)
		(69,619)
Total Master Limited Partnerships Sold Short (Proceeds $(166,492))		(165,469)
Total Short Positions (Proceeds $(13,922,137))		(13,742,321)

See Notes to Schedule of Investments

43

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Absolute Return Multi-Manager Fund ("Absolute Return Multi-Manager") and Neuberger Berman Long Short Multi-Manager Fund ("Long Short Multi-Manager"), (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, business development companies, exchange traded funds, exchange traded notes, preferred stocks, exchange traded purchased option contracts and written option contracts, rights, closed-end funds, master limited partnerships and warrants, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing services may value the security based on reported market quotations.

The value of the Funds' investments (long and short positions) in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

44

Notes to Schedule of Investments (cont'd)

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

Municipal Notes. Inputs used to value municipal notes include current trades, bid-wanted lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

The value of bank loan obligations is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of total return swap contracts ("total return swaps") is determined by Management by obtaining valuations from independent pricing services using the underlying index and stated London Interbank Offered Rate ("LIBOR") (Level 2 inputs).

The value of equity swap contracts ("equity swaps") is determined by Management by obtaining valuations from independent pricing services using the underlying security and stated LIBOR rate or Federal Funds floating rate (Level 2 inputs).

The value of credit default swap contracts ("credit default swaps") is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from independent pricing services, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved in the good faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures contracts ("financial futures") or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m. Eastern time. The

See Notes to Financial Statements

45

Notes to Schedule of Investments (cont'd)

Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Absolute Return Multi-Manager
Investments:
Common Stocks
Airlines	$3,418,759	$54,943	$—	$3,473,702
Banks	17,263,864	10,312,306	—	27,576,170
Building Products	—	813,582	—	813,582
Capital Markets	16,209,194	3,454,107	—	19,663,301
Chemicals	24,419,657	4,817,260	—	29,236,917
Commercial Services & Supplies	3,076,082	1,683,314	—	4,759,396
Construction & Engineering	—	2,326,468	—	2,326,468
Containers & Packaging	6,709,749	582,112	—	7,291,861
Diversified Financial Services	21,199,427	1,778,740	—	22,978,167
Electric Utilities	14,666,523	936,610	—	15,603,133
Electrical Equipment	—	1,107,735	—	1,107,735
Electronic Equipment, Instruments & Components	654,576	1,722,643	—	2,377,219
Food Products	3,358,132	19,033,222	—	22,391,354
Health Care Equipment & Supplies	13,458,559	—	16,100	13,474,659
Health Care Providers & Services	33,155,522	78,112	—	33,233,634
Hotels, Restaurants & Leisure	17,606,629	727,915	—	18,334,544
Household Durables	2,468,705	2,291,569	—	4,760,274
Industrial Conglomerates	15,524,742	1,537,027	—	17,061,769

See Notes to Financial Statements

46

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3§		Total
Insurance	$28,101,317	$1,479,089	$—		$29,580,406
IT Services	12,456,531	1,145,931	—		13,602,462
Machinery	15,223,551	3,245,375	—		18,468,926
Marine	—	413,394	—		413,394
Media	58,215,434	—	750		58,216,184
Metals & Mining	6,178,389	383,151	—		6,561,540
Multiline Retail	462,094	777,711	—		1,239,805
Oil, Gas & Consumable Fuels	39,053,035	566,373	—		39,619,408
Personal Products	—	1,733,861	—		1,733,861
Real Estate Management & Development	11,358,126	11,426,695	—		22,784,821
Semiconductors & Semiconductor Equipment	43,953,783	1,057,593	—		45,011,376
Software	19,581,529	495,586	—		20,077,115
Specialty Retail	9,283,596	1,987,665	—		11,271,261
Trading Companies & Distributors	7,377,596	398,155	—		7,775,751
Other Common Stocks^	337,251,215	—	—		337,251,215
Total Common Stocks	781,686,316	78,368,244	16,850		860,071,410
Business Development Companies	3,000,049	—	—		3,000,049
Preferred Stocks^	2,341,131	—	—		2,341,131
Exchange Traded Funds	8,916,889	—	—		8,916,889
Closed-End Funds	—	5,518,436	—		5,518,436
Master Limited Partnerships^	35,876,472	—	—		35,876,472
Rights
Biotechnology	—	68,200	3,505		71,705
Food & Staples Retailing	—	—	44,800		44,800
Life Sciences Tools & Services	—	—	14,655		14,655
Pharmaceuticals	—	—	—		—
Wireless Telecommunication Services	—	—	222,000		222,000
Other Rights^	227	—	—		227
Total Rights	227	68,200	284,960		353,387
Warrants
Insurance	—	—	0	[z]	0	[z]
Other Warrants^	94,704	—	—		94,704
Total Warrants	94,704	—	—		94,704
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	1,038,680	—		1,038,680
Collateralized Mortgage Obligations	—	20,602,642	—		20,602,642
Commercial Mortgage-Backed Securities	—	56,368,771	—		56,368,771
Asset-Backed Securities	—	103,495,898	—		103,495,898

See Notes to Financial Statements

47

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Bank Loan Obligations
Commercial Services & Supplies	$—	$13,746,627	$448,104	$14,194,731
Diversified Financial Services	—	2,024,074	2,866,595	4,890,669
Electronic Equipment, Instruments & Components	—	1,197,647	289,125	1,486,772
Food Products	—	1,738,489	1,842,947	3,581,436
Household Products	—	1,945,675	376,200	2,321,875
Independent Power & Renewable Electricity Producers	—	1,918,287	687,060	2,605,347
Insurance	—	5,914,026	770,829	6,684,855
Professional Services	—	—	2,652,210	2,652,210
Other Bank Loan Obligations^	—	94,437,890	—	94,437,890
Total Bank Loan Obligations	—	122,922,715	9,933,070	132,855,785
Corporate Debt Securities
Banks	—	—	18,557,500	18,557,500
Capital Markets	—	—	6,200,000	6,200,000
Chemicals	—	—	766	766
Other Corporate Debt Securities^	—	41,454,351	—	41,454,351
Total Corporate Debt Securities	—	41,454,351	24,758,266	66,212,617
Municipal Notes	—	2,087,969	—	2,087,969
Purchased Options	9,601,599	130	—	9,601,729
Short-Term Investments	—	259,368,124	—	259,368,124
Total Long Positions	841,517,387	691,294,160	34,993,146	1,567,804,693
Long Short Multi-Manager
Investments:
Common Stocks
Banks	642,303	348,754	—	991,057
Building Products	—	29,974	—	29,974
Capital Markets	590,563	130,316	—	720,879
Chemicals	477,424	184,022	—	661,446
Commercial Services & Supplies	377,449	58,819	—	436,268
Construction & Engineering	—	84,481	—	84,481
Containers & Packaging	448,732	20,092	—	468,824
Diversified Financial Services	401,100	75,940	—	477,040
Electric Utilities	1,147,190	35,875	—	1,183,065
Electrical Equipment	—	45,214	—	45,214
Electronic Equipment, Instruments & Components	—	69,367	—	69,367
Hotels, Restaurants & Leisure	299,453	25,084	—	324,537
Household Durables	—	92,004	—	92,004
Industrial Conglomerates	574,791	54,988	—	629,779

See Notes to Financial Statements

48

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Insurance	$138,312	$48,438	$—	$186,750
IT Services	594,405	46,949	—	641,354
Machinery	458,087	108,931	—	567,018
Marine	—	15,699	—	15,699
Metals & Mining	67,158	14,191	—	81,349
Multiline Retail	16,086	26,818	—	42,904
Oil, Gas & Consumable Fuels	1,533,499	19,364	—	1,552,863
Personal Products	—	59,693	—	59,693
Real Estate Management & Development	574,526	409,715	—	984,241
Semiconductors & Semiconductor Equipment	428,479	41,359	—	469,838
Software	369,718	15,987	—	385,705
Specialty Retail	—	68,505	—	68,505
Trading Companies & Distributors	39,676	16,362	—	56,038
Other Common Stocks^	12,258,412	—	—	12,258,412
Total Common Stocks	21,437,363	2,146,941	—	23,584,304
Business Development Companies	200,277	—	—	200,277
Preferred Stocks^	124,178	—	—	124,178
Exchange Traded Funds	411,402	—	—	411,402
Closed-End Funds	—	215,821	—	215,821
Master Limited Partnerships^	2,005,980	—	—	2,005,980
Purchased Options	149,588	10	—	149,598
Short-Term Investments	—	6,255,896	—	6,255,896
Total Long Positions	24,328,788	8,618,668	—	32,947,456

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

z  A zero balance reflects actual amounts rounding to less than $1.

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/15
Investments in Securities:
Absolute Return Multi-Manager
Common Stocks‡
Health Care Equipment & Supplies	$—	$—	$—	$—	$—	$16,100	$—	$16,100	$—
Media	750	—	—	—	—	—	—	750	—
See Notes to Financial Statements

49

Notes to Schedule of Investments (cont'd)

Beginning balance as of 11/1/14		Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/15
Rights‡
Biotechnology	$—	$—	$—	$—	$—	$3,505	$—	$3,505	$—
Food & Staples Retailing	—	—	44,800	—	—	—	—	44,800	44,800
Life Sciences Tools & Services	—	—	—	—	—	14,655	—	14,655	—
Pharmaceuticals	—	—	—	—	—	—	—	—	—
Wireless Telecommunication Services	—	—	70,800	—	—	151,200	—	222,000	70,800
Warrants‡
Insurance	—	—	(132,197)	132,197	—	—	—	—	(132,197)
Bank Loan ObligationsΩ
Advertising	7,302,863	1,140	7,160	2,502	(4,717,228)	—	(2,596,437)	—	—
Commercial Services & Supplies	1,730,212	322	585,090	453,106	(2,320,626)	—	—	448,104	(2,613)
Diversified Financial Services	—	2,255	37,340	19	—	2,826,981	—	2,866,595	37,340
Electrical Components & Equipment	663,300	1,981	(1,981)	—	(663,300)	—	—	—	—
Electronic Equipment, Instruments & Components	—	645	(1,183)	635,941	(346,278)	—	—	289,125	(9,895)
Food Products	—	20,846	40,674	—	(19,257)	1,800,684	—	1,842,947	40,189
Health Care Providers & Services	179,144	—	—	—	—	—	(179,144)	—	—
Hotels, Restaurants & Leisure	494,518	360	(360)	—	(494,518)	—	—	—	—
Household Products	—	444	10,951	1,111,500	(746,695)	—	—	376,200	5,487

See Notes to Financial Statements

50

Notes to Schedule of Investments (cont'd)

	Beginning balance as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/15
Independent Power & Renewable Electricity Producers	$—	$32	$6,908	$680,120	$—	$—	$—	$687,060	$6,908
Insurance	1,000,000	461	9,222	1,697,480	(936,334)	—	(1,000,000)	770,829	3,574
Media	3,207,931	2,289	(35,193)	—	(3,175,027)	—	—	—	—
Oil & Gas Services	970,900	—	—	—	—	—	(970,900)	—	—
Oil, Gas & Consumable Fuels	35,276	—	—	—	—	—	(35,276)	—	—
Personal Products	940,275	818	11,540	578,928	(1,531,561)	—	—	—	—
Pharmaceuticals	2,160,956	79	6,803	744,268	(1,087,891)	—	(1,824,215)	—	—
Professional Services	—	1,602	25,183	2,625,425	—	—	—	2,652,210	25,188
Software	4,620,490	—	—	—	—	—	(4,620,490)	—	—
Corporate Debt SecuritiesΩ
Banks	—	56,960	(154,460)	18,655,000	—	—	—	18,557,500	(154,460)
Capital Markets	—	24,432	(129,432)	6,305,000	—	—	—	6,200,000	(129,432)
Chemicals	—	—	(2,322)	—	(13,770)	16,858	—	766	(16,091)
Diversified Financial Services	2,304,120	—	—	—	—	—	(2,304,120)	—	—
Total	$25,610,735	$114,666	$399,343	$33,621,486	$(16,052,485)	$4,829,983	$(13,530,582)	$34,993,146	$(210,402)

‡  As of the year ended October 31, 2015, these investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

Ω  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended October 31, 2015, certain securities were transferred from one level (as of October 31, 2014) to another. Based on beginning of period market values as of November 1, 2014, $13,530,582 was transferred from Level 3 to Level 2 for Absolute Return Multi-Manager. In addition, $4,829,983 was transferred from Level 2 to Level 3 for Absolute Return Multi-Manager. Bank loans, contingent value rights and corporate debt securities that transferred in or out of Level 3 were primarily due to the pricing methodology being based on a single broker quote (Level 3) or the pricing methodology being based on dated inputs by Management (Level 3). In addition, $58,458,180 and $1,642,639 was transferred from Level 1 to Level 2 for Absolute Return Multi-Manager and Long

See Notes to Financial Statements

51

Notes to Schedule of Investments (cont'd)

Short Multi-Manager, respectively. Interactive provided adjusted prices for these securities as of October 31, 2015, as stated in the description of the valuation methods of foreign equity securities in footnote † above.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Absolute Return Multi-Manager
Forward contracts (unrealized appreciation)	$—	$1,339,144	$—	$1,339,144
OTC swap contracts (unrealized appreciation)	—	3,287,641	171,716	3,459,357
Total	$—	$4,626,785	$171,716	$4,798,501
Long Short Multi-Manager
Forward contracts (unrealized appreciation)	$—	$51,609	$—	$51,609
OTC swap contracts (unrealized appreciation)	—	37,663	—	37,663
Total	$—	$89,272	$—	$89,272

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/15
Investments in Securities:
Absolute Return Multi-Manager
Equity SwapsΩ
United States	$—	$—	$171,716	$—	$—	$—	$—	$171,716	$171,716
Total	$—	$—	$171,716	$—	$—	$—	$—	$171,716	$171,716

Ω  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level, of inputs used to value the Funds' short investments as of October 31, 2015:

Liability Valuation Inputs
	Level 1	Level 2	Level 3§	Total
Absolute Return Multi-Manager
Investments:
Common Stocks Sold Short
Automobiles	$(2,528,235)	$(4,007,117)	$—	$(6,535,352)
Banks	(11,570,358)	(1,596,237)	—	(13,166,595)
Chemicals	(7,798,970)	(1,821,349)	—	(9,620,319)
Electronic Equipment, Instruments & Components	—	(3,437,575)	—	(3,437,575)

See Notes to Financial Statements

52

Notes to Schedule of Investments (cont'd)

	Level 1	Level 2	Level 3§	Total
Food Products	$(5,846,802)	$(4,096,262)	$—	$(9,943,064)
Health Care Equipment & Supplies	(14,577,103)	(1,457,549)	—	(16,034,652)
Insurance	(14,281,437)	(870,653)	—	(15,152,090)
IT Services	(1,807,032)	—	(121,622)	(1,928,654)
Machinery	(14,716,245)	(1,147,575)	—	(15,863,820)
Marine	—	(528,742)	—	(528,742)
Pharmaceuticals	(7,542,598)	(4,635,179)	—	(12,177,777)
Specialty Retail	(11,163,559)	(474,867)	—	(11,638,426)
Other Common Stocks Sold Short^	(182,592,045)	—	—	(182,592,045)
Total Common Stocks Sold Short	(274,424,384)	(24,073,105)	(121,622)	(298,619,111)
Exchange Traded Funds Sold Short	(146,064,462)	—	—	(146,064,462)
Exchange Traded Notes Sold Short	(5,528,962)	—	—	(5,528,962)
Master Limited Partnerships Sold Short^	(3,419,891)	—	—	(3,419,891)
Corporate Debt Securities Sold Short^	—	(10,573,435)	—	(10,573,435)
Total Short Positions	$(429,437,699)	$(34,646,540)	$(121,622)	$(464,205,861)
Long Short Multi-Manager
Investments:
Common Stocks Sold Short
Automobiles	$(124,194)	$(155,411)	$—	$(279,605)
Banks	(332,340)	(55,229)	—	(387,569)
Chemicals	(370,959)	(70,705)	—	(441,664)
Electronic Equipment, Instruments & Components	—	(128,285)	—	(128,285)
Food Products	(188,378)	(163,101)	—	(351,479)
Health Care Equipment & Supplies	(710,405)	(57,159)	—	(767,564)
Insurance	(218,671)	(30,118)	—	(248,789)
Machinery	(745,194)	(44,912)	—	(790,106)
Marine	—	(18,693)	—	(18,693)
Pharmaceuticals	(440,732)	(173,807)	—	(614,539)
Other Common Stocks Sold Short^	(7,662,194)	—	—	(7,662,194)
Total Common Stocks Sold Short	(10,793,067)	(897,420)	—	(11,690,487)
Exchange Traded Funds Sold Short	(1,506,258)	—	—	(1,506,258)
Exchange Traded Notes Sold Short	(380,107)	—	—	(380,107)
Master Limited Partnerships Sold Short^	(165,469)	—	—	(165,469)
Total Short Positions	$(12,844,901)	$(897,420)	$—	$(13,742,321)

^  The Schedule of Investments provides information on the industry categorization for the portfolio.

See Notes to Financial Statements

53

Notes to Schedule of Investments (cont'd)

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/loss and change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 10/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/15
Investments in Securities:
Absolute Return Multi-Manager
Common Stocks Sold ShortΩ
IT Services	$—	$—	$(77,687)	$(43,935)	$—	$—	$—	$(121,622)	$(77,687)
Total	$—	$—	$(77,687)	$(43,935)	$—	$—	$—	$(121,622)	$(77,687)

Ω  These securities are valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

As of the year ended October 31, 2015, certain securities were transferred from one level (as of October 31, 2014) to another. Based on beginning of period market values as of November 1, 2014, ($6,347,353) and (200,662) was transferred from Level 1 to Level 2 for Absolute Return Multi-Manager and Long Short Multi-Manager, respectively. Interactive provided adjusted prices for these securities as of October 31, 2015, as stated in the description of the valuation methods of foreign equity securities in footnote † above.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2015:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Absolute Return Multi-Manager
Forward contracts (unrealized depreciation)	$—	$(3,459,789)	$—	$(3,459,789)
OTC swap contracts (unrealized depreciation)	—	(7,472,048)	—	(7,472,048)
Centrally cleared swap contracts (unrealized depreciation)	—	(1,131,898)	—	(1,131,898)
Options written	(2,784,183)	—	—	(2,784,183)
Total	$(2,784,183)	$(12,063,735)	$—	$(14,847,918)
Long Short Multi-Manager
Forward contracts (unrealized depreciation)	$—	$(145,999)	$—	$(145,999)
OTC swap contracts (unrealized depreciation)	—	(94,041)	—	(94,041)
Options written	(8,930)	—	—	(8,930)
Total	$(8,930)	$(240,040)	$—	$(248,970)

See Notes to Financial Statements

54

Notes to Schedule of Investments (cont'd)

##  At October 31, 2015, selected Fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Absolute Return Multi-Manager	$1,663,652,085	$27,338,195	$(123,185,587)	$(95,847,392)
Long Short Multi-Manager	34,880,087	590,284	(2,522,915)	(1,932,631)

*  Security did not produce income during the last twelve months.

^^  All or a portion of this security has not settled as of October 31, 2015 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

±  At October 31, 2015, outstanding call and put options written were as follows:

Absolute Return Multi-Manager
Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Brookdale Senior Living, Inc., Call	745	$25	November 2015	$(14,900)
Brookdale Senior Living, Inc., Put	745	20	November 2015	(59,600)
Cablevision Systems Corp., Call	703	33	December 2015	(24,605)
EMC Corp., Call	787	30	November 2015	(3,148)
General Electric Co., Call	2,322	35	November 2015	(6,966)
iShares Russell 2000 ETF, Put	1,944	90	December 2015	(34,992)
Macy's, Inc., Put	624	57.5	February 2016	(570,960)
Monsanto Co., Put	300	105	January 2017	(525,000)
Pfizer, Inc., Put	1,291	30	March 2016	(96,825)
Rite Aid Corp., Call	109	8	December 2015	(1,308)
S&P 500 Index, Put	600	1,700	March 2016	(1,002,000)
Starwood Hotels & Resorts Worldwide, Inc., Put	616	82.5	November 2015	(308,000)
SunEdison, Inc., Call	1,232	25	January 2016	(4,928)
Time Warner Cable, Inc., Call	163	195	November 2015	(28,525)
Time Warner, Inc., Call	559	90	January 2016	(15,652)
Time Warner, Inc., Put	559	62.5	January 2016	(31,304)
United Continental Holdings, Inc., Call	320	65	December 2015	(41,920)
United Continental Holdings, Inc., Put	320	50	December 2015	(12,800)
Youku Tudou, Inc., Call	30	25	November 2015	(750)
Total				$(2,784,183)
Long Short Multi-Manager
Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Brookdale Senior Living, Inc., Call	50	$25	November 2015	$(1,000)
Brookdale Senior Living, Inc., Put	50	20	November 2015	(4,000)
General Electric Co., Call	113	35	November 2015	(339)
United Continental Holdings, Inc., Call	21	65	December 2015	(2,751)
United Continental Holdings, Inc., Put	21	50	December 2015	(840)
Total				$(8,930)

See Notes to Financial Statements

55

Notes to Schedule of Investments (cont'd)

≠  Security had an event of default.

¢  All or a portion of this security was purchased on a delayed delivery basis.

£  At October 31, 2015, Absolute Return Multi-Manager had pledged securities in the amount of $107,920,513 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written. At October 31, 2015, Long Short Multi-Manager had pledged securities in the amount of $4,685,518 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written.

a  Step Bond: Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

b  All or a portion of this security has been pledged as collateral.

c  Payment-in-kind ("PIK") security for which part of the income earned may be paid as additional principal.

f  Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

ñ  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2015, these securities amounted to $182,022,218 of long positions and $(4,930,749) of short positions, or 11.0% and (0.3)%, respectively, of net assets for Absolute Return Multi-Manager. At October 31, 2015, these securities amounted to $35,563 of long positions or 0.1% of net assets for Long Short Multi-Manager.

N  These securities have been deemed by the investment manager to be illiquid. At October 31, 2015, these securities amounted to $62,527,558 of long positions and $(121,622) of short positions, or 3.8% and (0.0)%, of net assets for Absolute Return Multi-Manager.

Ø  All or a portion of this security and/or cash is segregated in connection with obligations for securities sold short and/or delayed delivery purchase commitments and/or call and put options contracts written and/or forward contracts and/or swap contracts.

ØØ  At October 31, 2015, Absolute Return Multi-Manager had deposited $471,088,911 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short. At October 31, 2015, Long Short Multi-Manager had deposited $14,292,788 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of October 31, 2015 and their final maturities.

²  The rate shown is the annualized seven day yield as of October 31, 2015.

†††  See Note A in the Notes to Financial Statements for the Funds' open positions in derivatives at October 31, 2015.

#  These securities have been deemed by the investment manager to be illiquid, and are restricted securities subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors.

See Notes to Financial Statements

56

Notes to Schedule of Investments (cont'd)

At October 31, 2015, these securities amounted to $6,459,683 or 0.4% of net assets for Absolute Return Multi-Manager.

Fund:	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as 10/31/15	Fair Value Percentage of Net Assets as of 10/31/15
Absolute Return Multi-Manager	Emigrant Capital Trust V, 1.88%, due 7/1/37	7/29/15	$6,305,000	0.4%	$6,200,000	0.4%
Absolute Return Multi-Manager	Michael Baker Holdings LLC, 8.88% Cash/9.63% PIK, due 4/15/19	4/4/14	$599,940	0.0%	$259,683	0.0%
Total			$6,904,940	0.4%	$6,459,683	0.4%

See Notes to Financial Statements

57

Statements of Assets and Liabilities

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	October 31, 2015	October 31, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$1,567,804,693	$32,947,456
Due from custodian	378,444	—
Foreign currency*	76,694,957	3,198,393
Cash collateral segregated for short sales (Note A)	471,088,911	14,292,788
Cash collateral segregated for swap contracts (Note A)	37,632,652	—
Dividends and interest receivable	3,188,793	63,736
Foreign tax reclaims	154,471	2,982
Receivable for securities sold	99,264,028	3,048,629
Receivable for Fund shares sold	2,029,380	30
Receivable from administrator—net (Note B)	—	54,459
OTC swap contracts, at value (Note A)	3,459,357	37,663
Receivable for forward foreign currency contracts (Note A)	1,339,144	51,609
Prepaid expenses and other assets	85,349	12,586
Total Assets	2,263,120,179	53,710,331
Liabilities
Investments sold short, at value** (Note A)	464,205,861	13,742,321
Option contracts written, at value*** (Note A)	2,784,183	8,930
Due to custodian	31,146,480	1,203,825
Dividends and interest payable for short sales	851,212	24,150
OTC swap contracts, at value (Note A)	7,472,048	94,041
Payable to administrator—net (Note B)	275,109	—
Payable to investment manager (Note B)	2,328,338	54,321
Payable for securities purchased	87,328,432	2,326,380
Payable for Fund shares redeemed	4,505,338	—
Payable for variation margin on centrally cleared swap contracts (Note A)	12,497	—
Payable for forward foreign currency contracts (Note A)	3,459,789	145,999
Accrued expenses and other payables	415,974	98,698
Total Liabilities	604,785,261	17,698,665
Net Assets	$1,658,334,918	$36,011,666
Net Assets consist of:
Paid-in capital	$1,742,836,636	$37,134,160
Undistributed net investment income (loss)	4,301,704	35,414
Accumulated net realized gains (losses) on investments	(28,483,751)	(218,022)
Net unrealized appreciation (depreciation) in value of investments	(60,319,671)	(939,886)
Net Assets	$1,658,334,918	$36,011,666
Net Assets
Institutional Class	$1,343,277,662	$33,493,767
Class A	210,616,828	1,214,615
Class C	87,052,676	1,303,284
Class R6	17,387,752	—

See Notes to Financial Statements

58

Statements of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	October 31, 2015	October 31, 2015
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	128,291,953	3,328,527
Class A	20,245,238	121,317
Class C	8,572,943	132,014
Class R6	1,660,376	—
Net Asset Value, offering and redemption price per share
Institutional Class	$10.47	$10.06
Class R6	$10.47	—
Net Asset Value and redemption price per share
Class A	$10.40	$10.01
Offering Price per share
Class A‡	$11.03	$10.62
Net Asset Value and offering price per share
Class C^	$10.15	$9.87
*Cost of Investments:
Unaffiliated issuers	$1,629,985,282	$33,901,321
Total cost of foreign currency	$76,660,777	$3,215,206
**Proceeds from investments sold short	$470,413,768	$13,922,137
***Premium received from option contracts written	$4,939,440	$9,074

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

59

Statements of Operations

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$16,991,876	$520,834
Interest income—unaffiliated issuers	21,333,568	465
Foreign taxes withheld (Note A)	(380,581)	(13,090)
Total income	$37,944,863	$508,209
Expenses:
Investment management fees (Note B)	26,777,867	614,925
Administration fees (Note B)	981,993	21,703
Administration fees (Note B):
Institutional Class	1,166,493	31,181
Class A	447,986	1,854
Class C	185,330	1,200
Class R6	4,791	—
Distribution fees (Note B):
Class A	559,976	2,317
Class C	926,642	5,998
Shareholder servicing agent fees:
Institutional Class	81,855	1,906
Class A	68,353	363
Class C	17,780	241
Class R6	1,475	—
Audit fees	104,400	59,300
Custodian and accounting fees (Note A)	787,809	182,929
Legal fees	330,578	174,940
Registration and filing fees	246,653	65,108
Reimbursement of expenses previously assumed by Management (Note B)	1,045,688	—
Shareholder reports	170,659	—
Trustees' fees and expenses	35,371	28,349
Short sales expense (Note A)	2,802,962	56,713
Dividend and interest expense on securities sold short (Note A)	9,234,379	264,607
Miscellaneous	103,357	—
Total expenses	46,082,397	1,513,634
Expenses reimbursed by Management (Note B)	—	(469,554)
Expenses reduced by custodian fee expense offset arrangement (Note A)	(1,537)	—
Total net expenses	46,080,860	1,044,080
Net investment income (loss)	$(8,135,997)	$(535,871)

See Notes to Financial Statements

60

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	ABSOLUTE RETURN MULTI-MANAGER FUND	LONG SHORT MULTI-MANAGER FUND
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	1,093,250	181,787
Sales of investment securities of unaffiliated issuers sold short	1,427,766	(2,919)
Forward foreign currency contracts	20,332,813	754,285
Foreign currency	(2,664,637)	(173,710)
Financial futures contracts	(86,561)	—
Option contracts written	6,383,180	22,871
Swap contracts	(7,659,897)	10,128
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(65,266,954)	(1,591,252)
Unaffiliated investment securities sold short	16,773,210	493,460
Forward foreign currency contracts	(11,074,231)	(428,522)
Foreign currency	1,038,154	23,387
Financial futures contracts	38,769	—
Option contracts written	1,274,401	144
Swap contracts	507,698	(41,853)
Net gain (loss) on investments	(37,883,039)	(752,194)
Net increase (decrease) in net assets resulting from operations	$(46,019,036)	$(1,288,065)

See Notes to Financial Statements

61

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	ABSOLUTE RETURN MULTI-MANAGER FUND		LONG SHORT MULTI-MANAGER FUND
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Period from December 19, 2013 (Commencement of Operations) to October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(8,135,997)	$(2,746,039)	$(535,871)	$(240,221)
Net realized gain (loss) on investments	18,825,914	14,520,979	792,442	68,059
Change in net unrealized appreciation (depreciation) of investments	(56,708,953)	(8,859,928)	(1,544,636)	604,750
Net increase (decrease) in net assets resulting from operations	(46,019,036)	2,915,012	(1,288,065)	432,588
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(8,525,491)	—	(45,980)	—
Class A	(487,888)	—
Class R6	(230,674)	—
Net realized gain on investments:
Institutional Class	(27,552,033)	(2,978,909)	(215,474)	—
Class A	(5,035,780)	(1,210,727)	(4,770)	—
Class C	(2,071,630)	(239,295)	(2,078)	—
Class R6	(688,496)	—
Total distributions to shareholders	(44,591,992)	(4,428,931)	(268,302)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	777,256,787	1,255,772,758	15,632,134	31,805,466
Class A	100,675,177	410,998,109	938,672	1,304,866
Class C	24,880,211	82,073,906	1,321,493	263,695
Class R6	25,419,293	39,264,828
Proceeds from reinvestment of dividends and distributions:
Institutional Class	31,496,277	2,604,571	253,039	—
Class A	4,809,481	1,098,266	4,770	—
Class C	1,512,286	179,005	2,058	—
Class R6	919,170	—
Payments for shares redeemed:
Institutional Class	(668,142,543)	(305,059,216)	(11,780,124)	(1,405,540)
Class A	(126,053,207)	(296,348,593)	(541,005)	(445,888)
Class C	(29,562,427)	(7,428,396)	(199,995)	(18,196)
Class R6	(39,577,206)	(6,625,000)
Net increase (decrease) from Fund share transactions	103,633,299	1,176,530,238	5,631,042	31,504,403
Net Increase (Decrease) in Net Assets	13,022,271	1,175,016,319	4,074,675	31,936,991
Net Assets:
Beginning of year	1,645,312,647	470,296,328	31,936,991	—
End of year	$1,658,334,918	$1,645,312,647	$36,011,666	$31,936,991
Undistributed net investment income (loss) at end of period	4,301,704	(3,573,831)	35,414	(266,354)

See Notes to Financial Statements

62

Notes to Financial Statements Alternative and
Multi-Asset Class Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. Each Fund is a separate operating series of the Trust, and is diversified. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Absolute Return Multi-Manager also offers Class R6 shares. Long Short Multi-Manager had no operations until December 19, 2013, other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each fund to continue to qualify for treatment as regulated investment companies ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

63

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2015, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: netting of net ordinary losses with short-term capital gains, income recognized on swap transactions, non-deductible stock issuance costs, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of each Fund. For the year ended October 31, 2015, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Absolute Return Multi-Manager	$(41,484)	$25,255,585	$(25,214,101)
Long Short Multi-Manager	(868)	883,619	(882,751)

The tax character of distributions paid during the year ended October 31, 2015 and the period ended October 31, 2014 was as follows:

	Distributions Paid From:
	Ordinary Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2015	2014		2015	2014		2015	2014		2015	2014		2015	2014
Absolute Return Multi-Manager	$43,555,538	$4,428,931		$—	$—		$1,036,454	$—		$—	$—		$44,591,992	$4,428,931
Long Short Multi-Manager	268,302	—	(1)	—	—	(1)	—	—	(1)	—	—	(1)	268,302	—	(1)

(1)  Period from December 19, 2013 (commencement of operations) to October 31, 2014.

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Absolute Return Multi-Manager	$13,192,016	$—	$(91,484,690)	$—	$(6,209,044)	$(84,501,718)
Long Short Multi-Manager	811,119	128,619	(1,953,351)	—	(108,881)	(1,122,494)

The differences between book basis and tax basis distributable earnings are primarily due to: wash sale loss deferrals, amortization of organizational costs, mark-to-market on certain swap contract transactions, unsettled

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wash sale loss deferrals, straddle loss deferrals, mark-to-market adjustments on passive foreign investment companies, constructive sales gains and delayed settlement compensation on bank loans.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of each Fund not to distribute such gains.

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2015, there were no outstanding balances of accrued capital gains taxes for the Funds.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of each of Absolute Return Multi-Manager and Long Short Multi-Manager to pass through to its shareholders substantially all Real Estate Investment Trust ("REIT") distributions and other income it receives, less operating expenses. The distributions received from REITs held by Absolute Return Multi-Manager and Long Short Multi-Manager are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Absolute Return Multi-Manager and Long Short Multi-Manager until the following calendar year. At October 31, 2015, Absolute Return Multi-Manager and Long Short Multi-Manager estimated these amounts for the period January 1, 2015 to October 31, 2015 within the financial statements since the information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to Absolute Return Multi-Manager and Long Short Multi-Manager together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2015, the character of distributions paid to shareholders of Absolute Return Multi-Manager and Long Short Multi-Manager disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of Absolute Return Multi-Manager's and Long Short Multi-Manager's distributions during the current fiscal year, if any, will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Absolute Return Multi-Manager and Long Short Multi-Manager learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Absolute Return Multi-Manager and Long Short Multi-Manager of the actual breakdown of distributions paid to Absolute Return Multi-Manager and Long Short Multi-Manager during its fiscal year, estimates previously recorded are adjusted on the books of Absolute Return Multi-Manager and Long Short Multi-Manager to reflect actual results. As a result, the composition Absolute Return Multi-Manager's and Long Short Multi-Manager's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Absolute Return Multi-Manager and Long Short Multi-Manager shareholders on IRS Form 1099-DIV.

8  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

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9  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

10  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender). The Funds are contractually responsible to the lender for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Funds and are excluded from the contractual expense limitation. At October 31, 2015, Absolute Return Multi-Manager and Long Short Multi-Manager had pledged cash in the amount of $471,088,911 and $14,292,788, respectively, to J.P. Morgan Chase Bank, N.A. ("JPM"), as collateral for short sales. In addition, JPM has a perfected security interest in these Absolute Return Multi-Manager and Long Short Multi-Manager assets. At October 31, 2015, Absolute Return Multi-Manager and Long Short Multi-Manager had pledged securities in the amount of $107,920,513 and $4,685,518, respectively, to JPM to cover collateral requirements for borrowing in connection with securities sold short.

11  Investment company securities, exchange-traded funds and exchange-traded notes: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns. The Funds may also invest in exchange-traded notes ("ETNs"). ETNs are senior, unsecured, unsubordinated debt securities that are linked to the performance of a particular market index or strategy. The issuer of the ETN pays the Fund an amount based on the returns of the underlying index or strategy, plus principal at maturity. A Fund will bear any applicable fees to the issuer upon redemption or maturity, which will increase expenses and decrease returns.

12  Derivative instruments: During the year ended October 31, 2015, the Funds' use of derivatives, as described below, for each Fund, was limited to over the counter ("OTC") credit default swaps, centrally cleared credit default swaps, financial futures, equity swaps, total return swaps, forward contracts, and purchased and written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a

66

Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Credit default swap contracts: During the year ended October 31, 2015, Absolute Return Multi-Manager used centrally cleared and OTC credit default swaps as part of its investment strategies, to hedge against unfavorable changes in the value of investments and to protect against adverse movements in interest rates or credit performance with counterparties. When a Fund is the buyer of an OTC credit default swap contract, it is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation of the swap. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps.

At October 31, 2015, Absolute Return Multi-Manager had outstanding OTC credit default swaps as follows:

OTC Credit Default Swap Contracts—Buy Protection

Swap Counterparty	Reference Entity	Notional Amount(1)	Contract Annual Fixed Rate*	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
J.P. Morgan Chase Bank, N.A.	Avon Products, Inc., 6.500%, 03/01/19	$2,000,000	5.000	September 20, 2020	$320,330	$(126,297)	$194,033	$(11,111)	$182,922
J.P. Morgan Chase Bank, N.A.	Avon Products, Inc., 6.500%, 03/01/19	1,000,000	5.000	December 20, 2020	171,257	(173,611)	(2,354)	(5,556)	(7,910)
J.P. Morgan Chase Bank, N.A.	Best Buy Co., Inc., 5.500%, 03/15/21	3,000,000	5.000	September 20, 2020	(464,595)	358,129	(106,466)	(16,666)	(123,132)
J.P. Morgan Chase Bank, N.A.	Darden Restaurants, Inc., 6.200%, 10/15/17	5,000,000	1.000	September 20, 2020	(22,392)	34,546	12,154	(5,556)	6,598

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Swap Counterparty	Reference Entity	Notional Amount(1)	Contract Annual Fixed Rate*	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
J.P. Morgan Chase Bank, N.A.	JC Penney Co., Inc., 6.375%, 10/15/36	$3,000,000	5.000	September 20, 2020	$156,527	$(140,330)	$16,197	$(16,667)	$(470)
J.P. Morgan Chase Bank, N.A.	Staples, Inc., 2.750%, 01/12/18	3,000,000	1.000	September 20, 2020	95,913	(86,859)	9,054	(3,333)	5,721
J.P. Morgan Chase Bank, N.A.	United States Steel Corp., 6.650%, 06/01/37	1,000,000	5.000	December 20, 2018	198,715	(184,356)	14,359	(5,556)	8,803
J.P. Morgan Chase Bank, N.A.	United States Steel Corp., 6.650%, 06/01/37	2,000,000	5.000	September 20, 2020	592,663	(43,953)	548,710	(11,111)	537,599
Total					$1,048,418	$(362,731)	$685,687	$(75,556)	$610,131

*  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the OTC credit default swaps.

(1)  For the year ended October 31, 2015, the average notional value of OTC credit default swaps for Absolute Return Multi-Manager was $18,307,692.

Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps. For the year ended October 31, 2015, only the credit default index swaps in Absolute Return were centrally cleared.

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At October 31, 2015, Absolute Return Multi-Manager had outstanding centrally cleared credit default index swaps as follows:

Centrally Cleared Credit Default Swap Index Contracts—Buy Protection

Clearinghouse	Reference Entity	Notional Amount(1)	Contract Annual Fixed Rate*	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
ICE Clear Credit	CDX North America Investment Grade	$10,000,000	1.000	June 20, 2020	$(112,700)	$131,929	$19,229	$(11,111)	$8,118
ICE Clear Credit	iTraxx Europe Crossover Index	11,000,000	5.000	June 20, 2020	(940,886)	863,525	(77,361)	(67,201)	(144,562)
Total					$(1,053,586)	$995,454	$(58,132)	$(78,312)	$(136,444)

*  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the centrally cleared credit default index swaps.

(1)  For the year ended October 31, 2015, the average notional value of credit default index swaps for Absolute Return Multi-Manager was $18,875,831.

Financial futures contracts: During the year ended October 31, 2015, Absolute Return Multi-Manager used financial futures for economic hedging purposes. At October 31, 2015, Absolute Return Multi-Manager and Long Short Multi-Manager did not have any outstanding financial futures.

At the time a Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some financial futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

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During the year ended October 31, 2015, the average notional value of financial futures contracts for Absolute Return Multi-Manager was $(6,067,806) for short positions.

Equity swap contracts: During the year ended October 31, 2015, Absolute Return Multi-Manager used equity swaps to provide investment exposure to certain investments, primarily foreign securities. Long Short Multi-Manager used equity swaps to provide investment exposure to certain foreign investments.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by a Fund are recorded as realized gains or losses.

At October 31, 2015, the outstanding equity swaps* for the Funds were as follows:

Absolute Return Multi-Manager
Counterparty	Description	Expiration Date(s)	Value
J.P. Morgan Chase Bank, N.A.	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	12/17/15-9/19/16	$(4,924,242)

*  The following table represents the individual long and short positions and related values of the equity swaps as of October 31, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Brazil
Porto Sudeste Royalties FIP	3,867,765	$4,670,237	$(2,313,403)
Canada
Athabasca Oil Corp.	1,608,346	2,811,280	(892,483)
France
Alstom SA	56,182	1,737,899	94,512
Klepierre	50,392	2,324,419	68,062
Schneider Electric SE	38,550	2,270,629	64,295
Societe Television Francaise 1	117,270	1,645,987	(135,268)
Vivendi SA	34,288	819,938	6,362
			97,963
Ireland
Bank of Ireland	6,201,035	2,386,032	(74,402)
CRH PLC	123,345	3,454,741	(82,822)
Kerry Group PLC	14,779	1,081,813	120,002
Permanent TSB Group Holdings PLC	209,296	1,115,286	(109,520)
Shire PLC	31,995	2,325,404	103,778
			(42,964)

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Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Netherlands
Euronext NV	26,047	$1,135,032	$10,099
United Kingdom
Alent PLC	327,817	2,414,483	106,266
Associated British Foods PLC	45,555	2,240,552	185,811
AstraZeneca PLC	17,028	1,124,105	(34,583)
BG Group PLC	758,327	12,185,537	(202,909)
Diageo PLC	41,397	1,131,934	66,880
Pearson PLC	40,700	692,039	(151,507)
Premier Oil PLC	427,700	787,474	(335,825)
Prudential PLC	62,792	1,370,761	99,633
Rexam PLC	935,914	8,166,217	(375,070)
RSA Insurance Group PLC	281,851	1,806,651	22,166
SABMiller PLC	227,119	13,875,526	112,033
Spire Healthcare Group PLC	98,847	508,929	62,353
UBM PLC	136,651	1,107,146	(28,560)
			(473,312)
United States
Atlas Energy Group LLC	103,890	252,788	(37,735)
MarkWest Energy Partners LP	68,113	4,477,179	(1,502,003)
Northern Tier Energy LP	24,819	653,861	12,281
Safeway, Inc.	429,292	0 [z]	150,252
Safeway, Inc.	429,292	0 [z]	21,464
The Williams Cos., Inc.	89,691	3,424,788	112,625
			(1,243,116)
Total Long Positions of Portfolio Equity Swaps			(4,857,216)
Short Positions
France
Legrand SA	(20,649)	(1,076,673)	(57,298)
L'Oreal SA	(6,527)	(1,116,718)	(75,092)
LVMH Moet Hennessy Louis Vuitton SE	(6,659)	(1,093,744)	(148,164)
Sanofi	(11,783)	(1,099,364)	(90,752)
			(371,306)
Ireland
Experian PLC	(84,359)	(1,355,224)	(85,706)
Ryanair Holdings PLC	(37,329)	(553,310)	(849)
			(86,555)
Netherlands
Royal Dutch Shell PLC	(337,761)	(9,220,252)	368,482
Spain
Banco Bilbao Vizcaya Argentaria SA	(212,082)	(1,853,304)	24,890
Mediaset Espana Comunicacion SA	(104,444)	(1,182,004)	(87,683)
Repsol SA	(46,176)	(591,109)	8,438
			(54,355)

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Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
United Kingdom
Aberdeen Asset Management PLC	(225,033)	$(1,197,298)	$(5,442)
Barratt Developments PLC	(68,859)	(645,892)	(4,295)
Berkeley Group Holdings PLC	(11,053)	(559,098)	(6,267)
easyJet PLC	(20,917)	(562,565)	(1,733)
			(17,737)
United States
Energy Transfer Equity LP	(136,993)	(2,948,405)	(3,795)
Total Short Positions of Equity Swaps			(165,266)
Total Long and Short Positions of Equity Swaps			(5,022,482)
Financing Costs and Other Receivables (Payables)			98,240
J.P. Morgan Chase Bank, N.A. Equity Swaps, at value			$(4,924,242)

z  A zero balance reflects actual amounts rounding to less than $1.

Counterparty	Description	Expiration Date(s)	Value
Morgan Stanley	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign
	currencies based on the local currencies of the positions. The Fund pays the
	total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	7/11/16	$(1,524)

*  The following table represents the individual short position and related values of the equity swaps as of October 31, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Short Positions
United States
Utilities Select Sector SPDR Fund	(960)	$(40,537)	$(1,463)
Total Short Positions of Equity Swaps			(1,463)
Financing Costs and Other Receivables (Payables)			(61)
Morgan Stanley Equity Swaps, at value			$(1,524)
Total Equity Swaps, at value			$(4,925,766)

(a)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(b)  For the year ended October 31, 2015, the average notional value of equity swaps was $63,939,293 for long positions and $(16,413,364) for short positions, respectively for Absolute Return Multi-Manager.

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Long Short Multi-Manager
Counterparty	Description	Expiration Date(s)	Value
J.P. Morgan Chase Bank, N.A.	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	3/17/16- 9/19/16	$(44,779)

*  The following table represents the individual long and short positions and related values of the equity swaps as of October 31, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Canada
Veresen, Inc.	4,453	$49,015	$(10,260)
France
Alstom SA	1,939	59,706	3,536
Klepierre	1,737	79,437	3,031
Schneider Electric SE	1,346	78,981	2,545
Societe Television Francaise 1	4,095	56,775	(4,022)
Vivendi SA	1,197	28,289	557
			5,647
Ireland
Bank of Ireland	213,544	81,743	(2,138)
CRH PLC	4,304	120,756	(3,096)
Kerry Group PLC	510	37,168	4,304
Permanent TSB Group Holdings PLC	7,229	38,626	(3,887)
Shire PLC	1,117	81,271	3,536
			(1,281)
Netherlands
Euronext NV	908	39,548	372
United Kingdom
Associated British Foods PLC	1,579	76,863	7,238
AstraZeneca PLC	591	39,302	(1,487)
Diageo PLC	1,446	39,360	2,514
Pearson PLC	1,661	28,243	(6,183)
Premier Oil PLC	14,898	29,181	(13,449)
Prudential PLC	2,192	47,161	4,169
Spire Healthcare Group PLC	3,391	16,975	2,623
UBM PLC	4,720	38,470	(1,215)
			(5,790)
United States
Williams Partners LP	2,967	111,820	(11,536)
Total Long Positions of Portfolio Equity Swaps			(22,848)
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Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Short Positions
France
Legrand SA	(720)	$(37,179)	$(2,361)
L'Oreal SA	(228)	(38,309)	(3,323)
LVMH Moet Hennessy Louis Vuitton SE	(232)	(37,226)	(6,042)
Sanofi	(411)	(37,761)	(3,751)
			(15,477)
Ireland
Experian PLC	(2,940)	(46,665)	(3,553)
Ryanair Holdings PLC	(1,303)	(19,313)	(30)
			(3,583)
Spain
Banco Bilbao Vizcaya Argentaria SA	(7,404)	(64,477)	645
Mediaset Espana Comunicacion SA	(3,575)	(41,555)	(1,905)
Repsol SA	(1,612)	(20,680)	339
			(921)
United Kingdom
Aberdeen Asset Management PLC	(7,840)	(41,129)	(774)
Barratt Developments PLC	(2,380)	(22,063)	(410)
Berkeley Group Holdings PLC	(380)	(19,237)	(200)
easyJet PLC	(730)	(19,633)	(61)
			(1,445)
Total Short Positions of Equity Swaps			(21,426)
Total Long and Short Positions of Equity Swaps			(44,274)
Financing Costs and Other Receivables (Payables)			(505)
J.P. Morgan Chase Bank, N.A. Equity Swaps, at value			$(44,779)
Counterparty	Description	Expiration Date(s)	Value
Morgan Stanley	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	7/11/16	$(73)

*  The following table represents the individual short position and related values of the equity swaps as of October 31, 2015.

74

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Short Positions
United States
Utilities Select Sector SPDR Fund	(40)	$(1,689)	$(61)
Total Short Positions of Equity Swaps			(61)
Financing Costs and Other Receivables (Payables)			(12)
Morgan Stanley Equity Swaps, at value			$(73)
Total Equity Swaps, at value			$(44,852)

(a)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(b)  For the year ended October 31, 2015, the average notional value of equity swaps was $1,000,102 for long positions and $(190,948) for short positions, respectively for Long Short Multi-Manager.

Total return swap contracts: During the year ended October 31, 2015, Absolute Return Multi-Manager used total return swaps to hedge certain indices and provide investment exposure to certain investments, primarily foreign securities. Long Short Multi-Manager used total return swaps to hedge certain indices and provide investment exposure to certain foreign investments. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the total return swaps is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

At October 31, 2015, the Funds had outstanding total return swaps as follows:

Absolute Return Multi-Manager Fund

Short Total Return Swaps

Swap Counterparty	Notional Amount(1)(2)	Termination Date	Variable-rate		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank, N.A.	$553,618	September 6, 2016	0.303	% (3)	Amorepacific Corp.	$(52)	$(55,723)	$(55,775)
J.P. Morgan Chase Bank, N.A.	568,988	September 19, 2016	0.304	% (3)	Delta Electronics, Inc.	(72)	(23,453)	(23,525)
J.P. Morgan Chase Bank, N.A.	109,297	September 19, 2016	0.306	% (3)	Delta Electronics, Inc.	(2)	2,140	2,138
J.P. Morgan Chase Bank, N.A.	105,791	September 6, 2016	0.556	% (4)	Amorepacific Corp.	(3)	(124)	(127)
J.P. Morgan Chase Bank, N.A.	294,544	June 30, 2016	2.804	% (5)	Bank Mandiri	(344)	45,223	44,879

75

Swap Counterparty	Notional Amount(1)(2)	Termination Date	Variable-rate		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank, N.A.	$305,316	July 11, 2016	2.804	% (5)	Bank Rakyat Indonesia	$(357)	$11,702	$11,345
J.P. Morgan Chase Bank, N.A.	917,503	August 22, 2016	2.804	% (5)	Bank Central Asia	(1,072)	(37,650)	(38,722)
Totals						$(1,902)	$(57,885)	$(59,787)

(1)  Notional value represents the value (including any fees or commissions) of the short positions when they were established.

(2)  For the year ended October 31, 2015, the average notional value of total return swaps of Absolute Return Multi-Manager was $4,786,373.

(3)  1 month LIBOR minus 0.50% at October 15, 2015.

(4)  1 month LIBOR minus 0.75% at October 15, 2015.

(5)  1 month LIBOR minus 3.00% at October 15, 2015.

Long Short Multi-Manager Fund

Long Total Return Swaps

Swap Counterparty	Notional Amount(1)(2)			Termination Date	Variable-rate		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank, N.A.	HKD	(3	) 412,721	April 15, 2016	0.741	% (4)	BOC Hong Kong Holdings Ltd.	$(16)	$(8,983)	$(8,999)
Short Total Return Swaps
Swap Counterparty	Notional Amount(1)(2)			Termination Date	Variable-rate		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank, N.A.		$22,554		September 6, 2016	0.303	% (5)	Amorepacific Corp.	$(2)	$(2,270)	$(2,272)
J.P. Morgan Chase Bank, N.A.		23,277		September 19, 2016	0.304	% (5)	Delta Electronics, Inc.	(3)	(959)	(962)
J.P. Morgan Chase Bank, N.A.		11,792		June 30, 2016	2.804	% (5)	Bank Mandiri	(14)	1,810	1,796
J.P. Morgan Chase Bank, N.A.		12,317		July 11, 2016	2.804	% (6)	Bank Rakyat Indonesia	(14)	472	458

76

Swap Counterparty	Notional Amount(1)(2)	Termination Date	Variable-rate		Reference Entity	Accrued Net Interest Receivable (Payable)	Unrealized Appreciation (Depreciation)	Total Fair Value
J.P. Morgan Chase Bank, N.A.	$37,505	August 22, 2016	2.804	% (6)	Bank Central Asia	$(44)	$(1,503)	$(1,547)

Totals						$(77)	$(2,450)	$(2,527)
Total total return swaps						$(93)	$(11,433)	$(11,526)

(1)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(2)  For the year ended October 31, 2015, the average notional value of total return swaps of Long Short Multi-Manager was $205,041.

(3)  HKD Hong Kong Dollar

(4)  1 month HIBOR plus 0.50% at October 15, 2015.

(5)  1 month LIBOR minus 0.50% at October 15, 2015.

(6)  1 month LIBOR minus 3.00% at October 15, 2015.

Forward foreign currency contracts: During the year ended October 31, 2015, each Fund used forward contracts to hedge foreign currency.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At October 31, 2015, open forward contracts for each Fund were as follows:

Absolute Return Multi-Manager

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank, N.A	2,806,415	$1,958,142	11/18/15	$41,567
Australian Dollar	J.P. Morgan Chase ank, N.A	27,700	20,253	11/18/15	(515)
Australian Dollar	J.P. Morgan Chase ank, N.A	350,800	256,587	11/18/15	(6,625)
Canadian Dollar	J.P. Morgan Chase ank, N.A	306,300	230,960	11/18/15	3,263
Canadian Dollar	J.P. Morgan Chase ank, N.A	965,700	731,555	11/18/15	6,902
Canadian Dollar	J.P. Morgan Chase ank, N.A	432,000	330,338	11/18/15	6
Czech Koruna	J.P. Morgan Chase ank, N.A	14,588	594	11/18/15	(2)

77

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Czech Koruna	J.P. Morgan Chase Bank, N.A	27,070,600	$1,119,716	11/18/15	$(20,866)
Danish Krone	J.P. Morgan Chase Bank, N.A	423,400	62,699	11/18/15	(250)
Danish Krone	J.P. Morgan Chase Bank, N.A	2,259,650	338,867	11/18/15	(5,585)
Euro	J.P. Morgan Chase Bank, N.A	220,400	246,234	11/18/15	(3,827)
Euro	J.P. Morgan Chase Bank, N.A	2,069,592	2,331,869	11/18/15	(55,626)
Euro	J.P. Morgan Chase Bank, N.A	2,247,800	2,590,520	11/18/15	(118,274)
Euro	J.P. Morgan Chase Bank, N.A	1,719,500	1,943,099	11/18/15	(51,905)
Euro	J.P. Morgan Chase Bank, N.A	3,532,879	4,024,843	11/18/15	(139,202)
Euro	J.P. Morgan Chase Bank, N.A	5,905,593	6,678,700	11/18/15	(183,426)
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A	4,953,300	638,991	11/18/15	122
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A	4,784,100	617,277	11/18/15	5
Israeli New Shekel	J.P. Morgan Chase Bank, N.A	716,100	185,018	11/18/15	72
Israeli New Shekel	J.P. Morgan Chase Bank, N.A	3,599,700	917,789	11/18/15	12,623
Japanese Yen	J.P. Morgan Chase Bank, N.A	306,883,500	2,507,224	11/18/15	36,270
Japanese Yen	J.P. Morgan Chase Bank, N.A	595,145,000	5,000,000	11/18/15	(67,354)
Japanese Yen	J.P. Morgan Chase Bank, N.A	599,169,550	5,000,000	11/18/15	(33,998)
Japanese Yen	J.P. Morgan Chase Bank, N.A	253,864,832	2,115,260	11/18/15	(11,192)
Norwegian Krone	J.P. Morgan Chase Bank, N.A	8,459,700	1,017,391	11/18/15	(22,002)
Norwegian Krone	J.P. Morgan Chase Bank, N.A	232,300	28,242	11/18/15	(909)
Norwegian Krone	J.P. Morgan Chase Bank, N.A	8,169,032	1,009,046	11/18/15	(47,858)
Norwegian Krone	J.P. Morgan Chase Bank, N.A	306,900	36,247	11/18/15	(136)
Philippine Peso	J.P. Morgan Chase Bank, N.A	46,006,600	977,201	11/17/15	5,673
Philippine Peso	J.P. Morgan Chase Bank, N.A	12,742,500	272,043	11/17/15	185
Pound Sterling	J.P. Morgan Chase Bank, N.A	252,087	385,106	11/18/15	3,476
Pound Sterling	J.P. Morgan Chase Bank, N.A	358,200	561,362	11/18/15	(9,212)
Pound Sterling	J.P. Morgan Chase Bank, N.A	420,144	655,404	11/18/15	(7,770)
Pound Sterling	J.P. Morgan Chase Bank, N.A	305,700	467,845	11/18/15	3,379
Singapore Dollar	J.P. Morgan Chase Bank, N.A	1,360,000	966,385	11/18/15	3,889
South African Rand	J.P. Morgan Chase Bank, N.A	31,981,288	2,286,267	11/18/15	18,758
South African Rand	J.P. Morgan Chase Bank, N.A	25,593,700	1,951,907	11/18/15	(107,262)
South African Rand	J.P. Morgan Chase Bank, N.A	5,101,900	371,876	11/18/15	(4,161)
South African Rand	J.P. Morgan Chase Bank, N.A	13,108,600	975,686	11/18/15	(30,894)
South African Rand	J.P. Morgan Chase Bank, N.A	1,211,848	89,754	11/18/15	(2,411)
South African Rand	J.P. Morgan Chase Bank, N.A	7,465,500	553,439	11/18/15	(15,369)
Swedish Krona	J.P. Morgan Chase Bank, N.A	15,449,000	1,811,132	11/18/15	(2,302)
Swedish Krona	J.P. Morgan Chase Bank, N.A	8,815,300	1,054,691	11/18/15	(22,561)
Swedish Krona	J.P. Morgan Chase Bank, N.A	6,331,414	738,324	11/18/15	2,983
Swedish Krona	J.P. Morgan Chase Bank, N.A	12,103,472	1,471,379	11/18/15	(54,257)
Swiss Franc	J.P. Morgan Chase Bank, N.A	22,600	23,771	11/18/15	(897)
Swiss Franc	J.P. Morgan Chase Bank, N.A	2,146,500	2,205,774	11/18/15	(33,210)
Swiss Franc	J.P. Morgan Chase Bank, N.A	1,005,000	1,033,529	11/18/15	(16,326)
Thai Baht	J.P. Morgan Chase Bank, N.A	12,029,100	339,067	11/18/15	(1,050)
Thai Baht	J.P. Morgan Chase Bank, N.A	1,031,700	28,530	11/18/15	461
Total					$(937,600)

78

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank, N.A	506,400	$364,496	11/18/15	$3,661
Australian Dollar	J.P. Morgan Chase Bank, N.A	5,908,724	4,333,565	11/18/15	123,308
Australian Dollar	J.P. Morgan Chase Bank, N.A	726,020	517,277	11/18/15	(48)
Canadian Dollar	J.P. Morgan Chase Bank, N.A	274,200	210,899	11/18/15	1,222
Canadian Dollar	J.P. Morgan Chase Bank, N.A	287,700	216,913	11/18/15	(3,087)
Canadian Dollar	J.P. Morgan Chase Bank, N.A	2,982,315	2,293,838	11/18/15	13,306
Czech Koruna	J.P. Morgan Chase Bank, N.A	25,878,788	1,086,392	11/18/15	35,920
Czech Koruna	J.P. Morgan Chase Bank, N.A	1,206,400	50,506	11/18/15	1,536
Euro	J.P. Morgan Chase Bank, N.A	3,021,700	3,388,332	11/18/15	64,911
Euro	J.P. Morgan Chase Bank, N.A	4,395,300	4,853,150	11/18/15	18,974
Euro	J.P. Morgan Chase Bank, N.A	11,952,301	13,357,748	11/18/15	211,994
Euro	J.P. Morgan Chase Bank, N.A	1,755,112	1,987,657	11/18/15	57,295
Euro	J.P. Morgan Chase Bank, N.A	971,349	1,082,539	11/18/15	14,200
Euro	J.P. Morgan Chase Bank, N.A	154,629	174,075	11/18/15	4,006
Euro	J.P. Morgan Chase Bank, N.A	265,600	296,402	11/18/15	4,281
Euro	J.P. Morgan Chase Bank, N.A	10,909,894	12,039,428	11/18/15	40,167
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A	19,505,441	2,514,124	11/18/15	(2,620)
Israeli New Shekel	J.P. Morgan Chase Bank, N.A	54,200	13,989	11/18/15	(20)
Israeli New Shekel	J.P. Morgan Chase Bank, N.A	6,126,437	1,609,154	11/18/15	25,658
Japanese Yen	J.P. Morgan Chase Bank, N.A	1,179,046,900	9,500,000	11/18/15	(272,107)
Japanese Yen	J.P. Morgan Chase Bank, N.A	8,243,829,526	66,423,465	11/18/15	(1,902,557)
Japanese Yen	J.P. Morgan Chase Bank, N.A	318,645,291	2,568,821	11/18/15	(72,156)
Japanese Yen	J.P. Morgan Chase Bank, N.A	2,003,085,150	16,500,000	11/18/15	(101,852)
Japanese Yen	J.P. Morgan Chase Bank, N.A	304,195,769	2,518,794	11/18/15	(2,423)
Japanese Yen	J.P. Morgan Chase Bank, N.A	263,212,700	2,196,111	11/18/15	14,567
Japanese Yen	J.P. Morgan Chase Bank, N.A	179,398,600	1,490,746	11/18/15	3,865
Norwegian Krone	J.P. Morgan Chase Bank, N.A	3,805,500	466,130	11/18/15	18,366
Norwegian Krone	J.P. Morgan Chase Bank, N.A	8,355,500	1,017,307	11/18/15	34,178
Philippine Peso	J.P. Morgan Chase Bank, N.A	12,320,700	263,055	11/17/15	(161)
Philippine Peso	J.P. Morgan Chase Bank, N.A	94,132,600	2,009,877	11/17/15	(1,149)
Pound Sterling	J.P. Morgan Chase Bank, N.A	240,200	367,738	11/18/15	(2,520)
Pound Sterling	J.P. Morgan Chase Bank, N.A	229,100	347,181	11/18/15	(5,967)
Pound Sterling	J.P. Morgan Chase Bank, N.A	304,700	467,178	11/18/15	(2,504)
Pound Sterling	J.P. Morgan Chase Bank, N.A	77,000	116,654	11/18/15	(2,038)
Pound Sterling	J.P. Morgan Chase Bank, N.A	438,157	680,129	11/18/15	4,728
Singapore Dollar	J.P. Morgan Chase Bank, N.A	1,360,000	966,127	11/18/15	(4,147)
Singapore Dollar	J.P. Morgan Chase Bank, N.A	410,900	294,131	11/18/15	980
Singapore Dollar	J.P. Morgan Chase Bank, N.A	2,283,525	1,643,669	11/18/15	14,519
South African Rand	J.P. Morgan Chase Bank, N.A	52,084,888	4,015,034	11/18/15	261,058
Swedish Krona	J.P. Morgan Chase Bank, N.A	6,920,400	819,021	11/18/15	8,753
Swedish Krona	J.P. Morgan Chase Bank, N.A	8,915,300	1,057,752	11/18/15	13,914
Swedish Krona	J.P. Morgan Chase Bank, N.A	9,258,379	1,122,021	11/18/15	38,014

79

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Swedish Krona	J.P. Morgan Chase Bank, N.A	12,098,900	$1,480,625	11/18/15	$64,038
Swedish Krona	J.P. Morgan Chase Bank, N.	8,243,100	970,072	11/18/15	4,937
Swiss Franc	J.P. Morgan Chase Bank, N.A	701,500	712,086	11/18/15	2,068
Swiss Franc	J.P. Morgan Chase Bank, N.A	1,267,255	1,303,342	11/18/15	20,699
Swiss Franc	J.P. Morgan Chase Bank, N.A	893,800	919,916	11/18/15	15,263
Swiss Franc	J.P. Morgan Chase Bank, N.A	612,029	643,284	11/18/15	23,823
Swiss Franc	J.P. Morgan Chase Bank, N.A	347,700	356,895	11/18/15	4,973
Swiss Franc	J.P. Morgan Chase Bank, N.A	1,022,200	1,064,940	11/18/15	30,328
Thai Baht	J.P. Morgan Chase Bank, N.A	43,866,073	1,225,436	11/18/15	(7,199)
Total					$(1,183,045)

Long Short Multi-Manager

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank, N.A	106,656	$74,418	11/18/15	$1,580
Australian Dollar	J.P. Morgan Chase Bank, N.A.	13,400	9,801	11/18/15	(253)
Australian Dollar	J.P. Morgan Chase Bank, N.A	1,100	804	11/18/15	(20)
Canadian Dollar	J.P. Morgan Chase Bank, N.A	15,300	11,700	11/18/15	0 [z]
Canadian Dollar	J.P. Morgan Chase Bank, N.A	35,800	27,120	11/18/15	256
Czech Koruna	J.P. Morgan Chase Bank, N.A	1,036,085	42,855	11/18/15	(798)
Czech Koruna	J.P. Morgan Chase Bank, N.A	556	23	11/18/15	0 [z]
Danish Krone	J.P. Morgan Chase Bank, N.A	85,889	12,880	11/18/15	(212)
Euro	J.P. Morgan Chase Bank, N.A	85,400	98,421	11/18/15	(4,494)
Euro	J.P. Morgan Chase Bank, N.A	241,089	272,650	11/18/15	(7,488)
Euro	J.P. Morgan Chase Bank, N.A	8,900	9,943	11/18/15	(154)
Euro	J.P. Morgan Chase Bank, N.A	78,678	88,649	11/18/15	(2,115)
Euro	J.P. Morgan Chase Bank, N.A	64,600	73,000	11/18/15	(1,950)
Euro	J.P. Morgan Chase Bank, N.A	147,785	168,365	11/18/15	(5,823)
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A	52,400	6,761	11/18/15	0 [z]
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A	154,700	19,957	11/18/15	4
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A	183,500	23,676	11/18/15	1
Israeli New Shekel	J.P. Morgan Chase Bank, N.A	136,600	34,828	11/18/15	479
Israeli New Shekel	J.P. Morgan Chase Bank, N.A	10,900	2,813	11/18/15	4
Japanese Yen	J.P. Morgan Chase Bank, N.A	10,946,650	91,210	11/18/15	(483)
Japanese Yen	J.P. Morgan Chase Bank, N.A	27,852,786	234,000	11/18/15	(3,152)
Japanese Yen	J.P. Morgan Chase Bank, N.A	8,975,500	73,330	11/18/15	1,060
Norwegian Krone	J.P. Morgan Chase Bank, N.A	321,800	38,701	11/18/15	(837)
Norwegian Krone	J.P. Morgan Chase Bank, N.A	8,900	1,082	11/18/15	(35)
Philippine Peso	J.P. Morgan Chase Bank, N.A	1,778,600	37,778	11/17/15	219
Philippine Peso	J.P. Morgan Chase Bank, N.A	390,700	8,341	11/17/15	6
Pound Sterling	J.P. Morgan Chase Bank, N.A	10,900	16,681	11/18/15	121
Pound Sterling	J.P. Morgan Chase Bank, N.A	12,914	20,145	11/18/15	(239)
Pound Sterling	J.P. Morgan Chase Bank, N.A	10,700	16,769	11/18/15	(275)

80

Buy	Counterparty	Contracts to Receive	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Pound Sterling	J.P. Morgan Chase Bank, N.A	11,806	$18,036	11/18/15	$162
Singapore Dollar	J.P. Morgan Chase Bank, N.A	51,700	36,737	11/18/15	148
South African Rand	J.P. Morgan Chase Bank, N.A	107,800	7,696	11/18/15	74
South African Rand	J.P. Morgan Chase Bank, N.A	104,300	8,041	11/18/15	(524)
South African Rand	J.P. Morgan Chase Bank, N.A	974,400	74,313	11/18/15	(4,084)
South African Rand	J.P. Morgan Chase Bank, N.A	249,400	18,489	11/18/15	(514)
South African Rand	J.P. Morgan Chase Bank, N.A	46,144	3,418	11/18/15	(92)
South African Rand	J.P. Morgan Chase Bank, N.A	500,300	37,238	11/18/15	(1,179)
South African Rand	J.P. Morgan Chase Bank, N.A	18,000	1,312	11/18/15	(15)
South African Rand	J.P. Morgan Chase Bank, N.A	1,216,674	86,977	11/18/15	714
Swedish Krona	J.P. Morgan Chase Bank, N.A	494,138	60,071	11/18/15	(2,215)
Swedish Krona	J.P. Morgan Chase Bank, N.A	241,343	28,144	11/18/15	113
Swedish Krona	J.P. Morgan Chase Bank, N.A	335,500	40,140	11/18/15	(858)
Swedish Krona	J.P. Morgan Chase Bank, N.A	587,400	68,863	11/18/15	(88)
Swiss Franc	J.P. Morgan Chase Bank, N.A	38,200	39,284	11/18/15	(620)
Swiss Franc	J.P. Morgan Chase Bank, N.A	81,800	84,059	11/18/15	(1,265)
Thai Baht	J.P. Morgan Chase Bank, N.A	38,600	1,067	11/18/15	17
Thai Baht	J.P. Morgan Chase Bank, N.A	552,000	15,559	11/18/15	(48)
Total					$(34,872)

z  A zero balance reflects actual amounts rounding to less than $1.

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Australian Dollar	J.P. Morgan Chase Bank, N.A	225,558	$165,428	11/18/15	$4,707
Australian Dollar	J.P. Morgan Chase Bank, N.A	27,581	19,651	11/18/15	(2)
Canadian Dollar	J.P. Morgan Chase Bank, N.A	113,533	87,324	11/18/15	507
Canadian Dollar	J.P. Morgan Chase Bank, N.A	9,400	7,230	11/18/15	42
Czech Koruna	J.P. Morgan Chase Bank, N.A	50,900	2,131	11/18/15	65
Czech Koruna	J.P. Morgan Chase Bank, N.A	985,741	41,381	11/18/15	1,368
Euro	J.P. Morgan Chase Bank, N.A	9,900	11,048	11/18/15	159
Euro	J.P. Morgan Chase Bank, N.A	67,801	76,784	11/18/15	2,213
Euro	J.P. Morgan Chase Bank, N.A	22,400	25,019	11/18/15	382
Euro	J.P. Morgan Chase Bank, N.A	37,273	41,540	11/18/15	545
Euro	J.P. Morgan Chase Bank, N.A	454,311	507,733	11/18/15	8,058
Euro	J.P. Morgan Chase Bank, N.A	72,200	79,721	11/18/15	312
Euro	J.P. Morgan Chase Bank, N.A	115,500	129,514	11/18/15	2,481
Euro	J.P. Morgan Chase Bank, N.A	465,235	513,402	11/18/15	1,713
Hong Kong Dollar	J.P. Morgan Chase Bank, N.A	290,613	37,458	11/18/15	(39)
Israeli New Shekel	J.P. Morgan Chase Bank, N.A	245,675	64,528	11/18/15	1,029
Japanese Yen	J.P. Morgan Chase Bank, N.A	2,292,100	19,047	11/18/15	49
Japanese Yen	J.P. Morgan Chase Bank, N.A	445,262,097	3,587,635	11/18/15	(102,760)
Japanese Yen	J.P. Morgan Chase Bank, N.A	10,941,011	88,203	11/18/15	(2,478)
Japanese Yen	J.P. Morgan Chase Bank, N.A	11,520,200	96,119	11/18/15	638

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Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Japanese Yen	J.P. Morgan Chase Bank, N.A	11,453,334	$94,836	11/18/15	$(91)
Norwegian Krone	J.P. Morgan Chase Bank, N.A	327,200	39,838	11/18/15	1,338
Norwegian Krone	J.P. Morgan Chase Bank, N.A	146,200	17,908	11/18/15	706
Philippine Peso	J.P. Morgan Chase Bank, N.A	3,609,400	77,066	11/17/15	(44)
Pound Sterling	J.P. Morgan Chase Bank, N.A	12,900	19,779	11/18/15	(106)
Pound Sterling	J.P. Morgan Chase Bank, N.A	8,400	12,729	11/18/15	(219)
Pound Sterling	J.P. Morgan Chase Bank, N.A	16,668	25,873	11/18/15	180
Singapore Dollar	J.P. Morgan Chase Bank, N.A	93,132	67,036	11/18/15	592
Singapore Dollar	J.P. Morgan Chase Bank, N.A	51,700	36,727	11/18/15	(158)
South African Rand	J.P. Morgan Chase Bank, N.A	2,087,830	160,943	11/18/15	10,464
Swedish Krona	J.P. Morgan Chase Bank, N.A	321,000	37,776	11/18/15	192
Swedish Krona	J.P. Morgan Chase Bank, N.A	479,300	58,655	11/18/15	2,537
Swedish Krona	J.P. Morgan Chase Bank, N.A	264,900	31,351	11/18/15	335
Swedish Krona	J.P. Morgan Chase Bank, N.A	351,830	42,638	11/18/15	1,444
Swedish Krona	J.P. Morgan Chase Bank, N.A	338,900	40,209	11/18/15	529
Swiss Franc	J.P. Morgan Chase Bank, N.A	11,700	12,306	11/18/15	464
Swiss Franc	J.P. Morgan Chase Bank, N.A	34,700	35,714	11/18/15	593
Swiss Franc	J.P. Morgan Chase Bank, N.A	40,200	41,881	11/18/15	1,193
Swiss Franc	J.P. Morgan Chase Bank, N.A	48,218	49,591	11/18/15	788
Swiss Franc	J.P. Morgan Chase Bank, N.A	18,700	18,982	11/18/15	55
Swiss Franc	J.P. Morgan Chase Bank, N.A	25,001	26,278	11/18/15	973
Thai Baht	J.P. Morgan Chase Bank, N.A	1,655,157	46,238	11/18/15	(272)
Total					$(59,518)

For the year ended October 31, 2015, Absolute Return Multi-Manager's and Long Short Multi-Manager's investments in forward contracts had an average notional value of $106,207,041 and $4,130,972, respectively.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When a Fund writes a call option on an underlying asset it does not own, its exposure on such an option is theoretically unlimited. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that a Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Written option transactions were used in an attempt to generate incremental returns for Absolute Return Multi-Manager and Long Short Multi-Manager for the year ended October 31, 2015. Written option transactions for

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Absolute Return Multi-Manager and Long Short Multi-Manager for the year ended October 31, 2015 were as follows:

Absolute Return Multi-Manager
	Number of Contracts	Premium Received
Outstanding 10/31/14	29,136	$3,120,532
Options written	50,660	11,651,477
Options closed	(55,780)	(8,007,764)
Options exercised	(33)	(5,568)
Options expired	(10,014)	(1,819,237)
Outstanding 10/31/15	13,969	$4,939,440
Long Short Multi-Manager
	Number of Contracts	Premium Received
Outstanding 10/31/14	—	$—
Options written	433	34,502
Options closed	(114)	(12,755)
Options exercised	—	—
Options expired	(64)	(12,673)
Outstanding 10/31/15	255	$9,074

Premiums paid by a Fund upon purchasing a call or put option are recorded in the Assets section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used in an attempt to manage or adjust the risk profile and the investment exposure of each Fund to certain securities and enhance returns for the year ended October 31, 2015.

For the year ended October 31, 2015, Absolute Return Multi-Manager and Long Short Multi-Manager had an average market value of $6,621,623 and $52,572 in purchased options, respectively, and $(2,247,445) and $(5,647) in written options, respectively.

At October 31, 2015, the Funds had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Total
Absolute Return Multi-Manager
OTC swap contracts	OTC swap contracts, at value(2)	$1,482,071	$—	$1,977,286	$3,459,357
Forward contracts	Receivable for forward foreign currency contracts	—	1,339,144	—	1,339,144
Option contracts purchased	Investments in securities, at value	—	—	9,601,729	9,601,729
Total Value—Assets		$1,482,071	$1,339,144	$11,579,015	$14,400,230

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Derivative Type	Statements of Assets and Liabilities Location	Credit Risk	Currency Risk	Equity Risk	Total
Long Short Multi-Manager
OTC swap contracts	OTC swap contracts, at value(2)		$—	$37,663	$37,663
Forward contracts	Receivable for forward foreign currency contracts		51,609	—	51,609
Option contracts purchased	Investments in securities, at value		—	149,598	149,598
Total Value—Assets			$51,609	$187,261	$238,870

Liability Derivatives

Absolute Return Multi-Manager
OTC swap contracts	OTC swap contracts, at value(2)	$(509,209)	$—	$(6,962,839)	$(7,472,048)
Centrally cleared credit default index swaps	Receivable/Payable for variation margin on centrally cleared swap contracts(1)	(1,131,898)	—	—	(1,131,898)
Forward contracts	Payable for forward foreign currency contracts	—	(3,459,789)	—	(3,459,789)
Option contracts written	Option contracts written, at value	—	—	(2,784,183)	(2,784,183)
Total Value—Liabilities		$(1,641,107)	$(3,459,789)	$(9,747,022)	$(14,847,918)
Long Short Multi-Manager
OTC swap contracts	OTC swap contracts, at value(2)		$—	$(94,041)	$(94,041)
Forward contracts	Payable for forward foreign currency contracts		(145,999)	—	(145,999)
Option contracts written	Option contracts written, at value		—	(8,930)	(8,930)
Total Value—Liabilities			$(145,999)	$(102,971)	$(248,970)

(1)  "Centrally cleared swap contracts" reflects the cumulative unrealized appreciation (depreciation) of centrally cleared default index swaps as of October 31, 2015, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments". Only the current day's variation margin on centrally cleared swap contracts is reported within the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on centrally cleared swap contracts."

(2)  "OTC swap contracts" reflects the appreciation (depreciation) of the OTC swap contracts plus accrued interest as of October 31, 2015, which is reflected in the Statements of Assets and Liabilities under the caption "OTC swap contracts, at value."

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The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2015, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Credit Risk	Currency Risk	Equity Risk	Total
Absolute Return Multi-Manager
Forward contracts	Net realized gain (loss) on: Forward foreign currency contracts	$—	$20,332,813	$—	$20,332,813
Financial futures	Net realized gain (loss) on: Financial futures contracts	—	—	(86,561)	(86,561)
Option contracts written	Net realized gain (loss) on: Option contracts written	—	—	6,383,180	6,383,180
Option contracts purchased	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers	—	—	(11,726,577)	(11,726,577)
Swap contracts	Net realized gain (loss) on: Swaps contracts	(1,527,228)	—	(6,132,669)	(7,659,897)
Total Realized Gain (Loss)		$(1,527,228)	$20,332,813	$(11,562,627)	$7,242,958
Long Short Multi-Manager
Forward contracts	Net realized gain (loss) on: Forward foreign currency contracts		$754,285	$—	$754,285
Option contracts written	Net realized gain (loss) on: Option contracts written		—	22,871	22,871
Option contracts purchased	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers		—	11,479	11,479
Swap contracts	Net realized gain (loss) on: Swap contracts		—	10,128	10,128
Total Realized Gain (Loss)			$754,285	$44,478	$798,763

Change in Appreciation
(Depreciation)

Derivative Type	Statements of Operations Location	Credit Risk	Currency Risk	Equity Risk	Total
Absolute Return Multi-Manager
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: Forward foreign currency contracts	$—	$20,332,813	$—	$20,332,813
Financial futures	Change in net unrealized appreciation (depreciation) in value of : Financial futures contracts	—	—	(86,561)	(86,561)

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Derivative Type	Statements of Operations Location	Credit Risk	Currency Risk	Equity Risk	Total
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: Option contracts written	$—	$—	$1,274,401	$1,274,401
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: Unaffiliated investment securities	—	—	(6,299,175)	(6,299,175)
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: Swap contracts	551,802	—	(44,104)	507,698
Total Change in Appreciation (Depreciation)		$551,802	$(11,074,231)	$(5,030,109)	$(15,552,538)
Derivative Type	Statements of Operations Location	Credit Risk	Currency Risk	Equity Risk	Total
Long Short Multi-Manager
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: Forward foreign currency contracts		$(428,522)	$—	$(428,522)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: Option contracts written		—	144	144
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: Unaffiliated investment securities		—	(117,030)	(117,030)
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: Swap contracts		—	(41,853)	(41,853)
Total Change in Appreciation (Depreciation)			$(428,522)	$(158,739)	$(587,261)

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Funds disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present the Funds' derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Funds for assets and pledged by the Funds for liabilities as of October 31, 2015.

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Absolute Return Multi-Manager

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
OTC swap contracts	$3,459,357	$—	$3,459,357
Forward contracts	1,339,144	—	1,339,144
Total	$4,798,501	$—	$4,798,501

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
J.P. Morgan Chase Bank, N.A.	$4,798,501	$(4,798,501)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
OTC swap contracts	$(7,472,048)	$—	$(7,472,048)
Forward contracts	(3,459,789)	—	(3,459,789)
Total	$(10,931,837)	$—	$(10,931,837)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase Bank, N.A.	$(10,930,313)	$4,798,501	$—	$(6,131,812)
Morgan Stanley	(1,524)	—	—	$(1,524)
	$(10,931,837)	$4,798,501	$—	$(6,133,336)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2015, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2015.

Long Short Multi-Manager

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
OTC swap contracts	$37,663	$—	$37,663
Forward contracts	51,609	—	51,609
Total	$89,272	$—	$89,272

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
J.P. Morgan Chase Bank, N.A.	$89,272	$(89,272)	$—	$—

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Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
OTC swap contracts	$(94,041)	$—	$(94,041)
Forward contracts	(145,999)	—	(145,999)
Total	$(240,040)	$—	$(240,040)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
J.P. Morgan Chase Bank, N.A.	$(239,967)	$89,272	$—	$(150,695)
Morgan Stanley	(73)	—	—	(73)
	$(240,040)	$89,272	$—	$(150,768)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2015, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2015.

13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

14  Expense offset arrangement: Absolute Return Multi-Manager has an expense offset arrangement in connection with its custodian contract. For the year ended October 31, 2015, the impact of this arrangement was a reduction of expenses of $1,537.

15  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under an Investment Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 1.700% of the first $250 million of the Fund's average daily net assets, 1.675% of the next $250 million, 1.650% of the next $250 million, 1.625% of the next $250 million, 1.600% of the next $500 million, 1.575% of the next $2.5 billion, and 1.550% of average daily net assets in excess of $4 billion. Accordingly, for the year ended October 31, 2015, the Investment Management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.64% and 1.70% of Absolute Return Multi-Manager's and Long Short Multi- Manager's average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, Class A and Class C of each Fund pays Management an administration fee at the

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annual rate of 0.20% of its average daily net assets and Class R6 of Absolute Return Multi-Manager pays Management an administration fee at the annual rate of 0.02% of its average daily net assets under this agreement. Additionally, Management retains JPM as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to each Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, as of August 12, 2014, fees related to short sales and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2015, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Absolute Return Multi-Manager Institutional Class	$877,087
Absolute Return Multi-Manager Class A	99,667
Absolute Return Multi-Manager Class C	51,481
Absolute Return Multi-Manager Class R6	17,453

At October 31, 2015, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Year Ending, October 31,
			2013	2014		2015
			Subject to Repayment until October 31,
Class	Contractual Expense Limitation(1)	Expiration	2016	2017		2018
Absolute Return Multi-Manager Institutional Class(2)	1.97%	10/31/18	$386,940	$759,554		$—
Absolute Return Multi-Manager Class A(2)	2.33%	10/31/18	90,488	316,015		—
Absolute Return Multi-Manager Class C(2)	3.08%	10/31/18	—	48,666		—
Absolute Return Multi-Manager Class R6	1.90%	10/31/18	—	700	(4)	—
Long Short Multi-Manager Institutional Class	1.97%	10/31/18	—	459,171	(3)	448,751
Long Short Multi-Manager Class A	2.33%	10/31/18	—	13,772	(3)	12,486
Long Short Multi-Manager Class C	3.08%	10/31/18	—	6,443	(3)	8,317

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Prior to February 28, 2013, the contractual expense limitations were 2.45%, 2.81% and 3.56% for the Institutional Class, Class A and Class C shares, respectively. In addition, from January 2, 2013 to February 28, 2013, Management had voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Institutional Class, Class A and Class C shares so that their Operating Expenses were limited to 1.97%, 2.33% and 3.08%, respectively, per annum of their average daily net assets. These voluntarily waived fees are not subject to recovery by Management.

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(3)  Period from December 19, 2013 (Commencement of Operations) to October 31, 2014.

(4)  Period from December 31, 2013 (Commencement of Operations) to October 31, 2014.

NB Alternative Investment Management LLC ("NBAIM"), as the investment adviser to the Funds, is retained by Management to provide day-to-day investment management services, including oversight of each Fund's investments and handling its day-to-day business, including the oversight of the subadvisers' investment activities, and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBAIM. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBAIM and/or Management.

Management and NBAIM engage Blue Jay Capital Management, LLC, Cloud Gate Capital LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, L.P., SLS Management, LLC, Sound Point Capital Management, L.P., TPH Asset Management , LLC, and Visium Asset Management, LP as subadvisers of Absolute Return Multi-Manager to provide investment management services. Management and NBAIM engage Blue Jay Capital Management, LLC, Cloud Gate Capital LLC, Cramer Rosenthal McGlynn, LLC, Lazard Asset Management LLC, Levin Capital Strategies, L.P., SLS Management, LLC, and TPH Asset Management, LLC as subadvisers of Long Short Multi-Manager to provide investment management services. Management compensates the subadvisers out of the investment advisory fees it receives from each Fund.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Absolute Return Multi-Manager Class A	$24,619	$—	$—	$—
Absolute Return Multi-Manager Class C	—	50,849	—	—
Long Short Multi-Manager Class A	—	—	—	—
Long Short Multi-Manager Class C	—	939	—	—

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Note C—Securities Transactions:

During the year ended October 31, 2015, there were purchase and sale transactions of long-term securities (excluding equity swaps, total return swaps, credit default swaps, forward contracts, financial futures and option contracts) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short of U.S. Government and Agency Obligations	Securities Sold Short excluding U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short of U.S. Government and Agency Obligations	Covers excluding U.S. Government and Agency Obligations on Securities Sold Short
Absolute Return Multi-Manager	$1,054,468	$7,395,457,657	$603,909	$1,671,410,376	$7,176,336,015	$596,609	$1,601,482,434
Long Short Multi-Manager	—	206,432,262	—	55,934,369	195,124,125	—	51,217,738

During the year ended October 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2015 and October 31, 2014 was as follows:

	For the Year Ended October 31, 2015				For the Year Ended October 31, 2014
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Absolute Return Multi-Manager
Institutional Class	71,125,409	2,935,348	(61,686,045)	12,374,712	113,457,577	238,078	(27,639,014)	86,056,641
Class A	9,264,349	449,484	(11,646,620)	(1,932,787)	37,374,025	100,758	(26,819,529)	10,655,254
Class C	2,336,117	143,890	(2,791,308)	(311,301)	7,568,959	16,621	(687,034)	6,898,546
Class R6	2,320,277	85,584	(3,693,288)	(1,287,427)	3,539,971	—	(592,168)	2,947,803	(2)
Long Short Multi-Manager
Institutional Class	1,472,166	24,496	(1,134,638)	362,024	3,102,815	—	(136,312)	2,966,503	(1)
Class A	89,290	463	(52,122)	37,631	126,914	—	(43,228)	83,686	(1)
Class C	127,351	201	(19,845)	107,707	26,084	—	(1,777)	24,307	(1)

(1)  Period from December 19, 2013 (Commencement of Operations) to October 31, 2014.

(2)  Period from December 30, 2013 (Commencement of Operations) to October 31, 2014.

Other: At October 31, 2015, there was an affiliated investor owning 37.5% of Long Short Multi-Manager's outstanding shares.
91

Note E—Lines of Credit:

At October 31, 2015, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Absolute Return Multi-Manager Fund, Long Short Multi-Manager Fund, and another multi-managed fund in the complex are subject to a separate limitation under the Credit Facility and collectively can only borrow $200,000,000 at any one time. Series of other investment companies managed by Management also participate in this line of credit on the substantially the same terms except that they are not subject to that $200,000,000 limitation. Under the terms of the Credit Facility, each Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2015. During the period from June 12, 2015 (the date the Funds became participants in the Credit Facility) through October 31, 2015, neither of the Funds utilized this line of credit.

92

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that round to [$0.00 to less than $0.01] per share or [$(0.01) to less than $0.00] per share are presented as $0.00 or $(0.00), respectively. Ratios that round to [0.00% to less than 0.01%] or [(0.01)% to less than 0.00%] are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Absolute Return Multi-Manager Fund
Institutional Class
10/31/2015	$11.00	$(0.04)	$(0.19)	$(0.23)	$(0.07)	$(0.23)	$—	$(0.30)	$10.47	(2.10)%		$1,343.3	2.71%	1.97%	2.71	%Ø§	1.97	%Ø§	(0.40)%		433%		452%
10/31/2014	$10.86	$(0.01)	$0.22	$0.21	$—	$(0.07)	$—	$(0.07)	$11.00	1.96%		$1,275.3	2.64%	2.13%	2.55	%Ø	2.04	%Ø	(0.10)%		329%		257%
10/31/2013	$10.00	$(0.08)	$1.00	$0.92	$(0.02)	$(0.04)	$—	$(0.06)	$10.86	9.19%		$324.3	2.89%	2.60%	2.30	%Ø	2.01	%Ø	(0.74)%		421%		330%
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.08)	$0.08	$—	$—	$—	$—	$—	$10.00	0.00	%**	$33.2	7.86%*‡	7.50%*‡	2.81	%*‡	2.45	%*‡	(1.81	)%*‡	270	%**	213	%**
Class A
10/31/2015	$10.92	$(0.08)	$(0.18)	$(0.26)	$(0.03)	$(0.23)	$—	$(0.26)	$10.40	(2.47)%		$210.6	3.06%	2.33%	3.06	%Ø§	2.33	%Ø§	(0.71)%		433%		452%
10/31/2014	$10.82	$(0.04)	$0.21	$0.17	$—	$(0.07)	$—	$(0.07)	$10.92	1.60%		$242.2	3.02%	2.49%	2.90	%Ø	2.38	%Ø	(0.40)%		329%		257%
10/31/2013	$9.99	$(0.12)	$0.99	$0.87	$—	$(0.04)	$—	$(0.04)	$10.82	8.70%		$124.7	3.27%	2.99%	2.62	%Ø	2.34	%Ø	(1.17)%		421%		330%
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.09)	$0.08	$(0.01)	$—	$—	$—	$—	$9.99	(0.10	)%**	$1.8	8.67%*‡	8.26%*‡	3.22	%*‡	2.81	%*‡	(2.02	)%*‡	270	%**	213	%**
Class C
10/31/2015	$10.72	$(0.16)	$(0.18)	$(0.34)	$—	$(0.23)	$—	$(0.23)	$10.15	(3.21)%		$87.1	3.81%	3.08%	3.81	%Ø§	3.08	%Ø§	(1.48)%		433%		452%
10/31/2014	$10.71	$(0.13)	$0.21	$0.08	$—	$(0.07)	$—	$(0.07)	$10.72	0.77%		$95.3	3.77%	3.26%	3.66	%Ø	3.15	%Ø	(1.18)%		329%		257%
10/31/2013	$9.95	$(0.21)	$1.01	$0.80	$—	$(0.04)	$—	$(0.04)	$10.71	8.03%		$21.3	4.01%	3.72%	3.38	%Ø	3.09	%Ø	(1.94)%		421%		330%
Period from 5/15/2012^ to 10/31/2012	$10.00	$(0.13)	$0.08	$(0.05)	$—	$—	$—	$—	$9.95	(0.50	)%**	$0.2	13.12%*‡	12.74%*‡	3.94	%*‡	3.56	%*‡	(2.86	)%*‡	270	%**	213	%**
Class R6
10/31/2015	$11.01	$(0.01)	$(0.22)	$(0.23)	$(0.08)	$(0.23)	$—	$(0.31)	$10.47	(2.14)%		$17.4	2.66%	1.90%	2.66	%Ø§	1.90	%Ø§	(0.08)%		433%		452%
Period from 12/31/2013^ to 10/31/2014	$10.99	$0.01	$0.01	$0.02	$—	$—	$—	$—	$11.01	0.18	%**	$32.5	2.56%*	2.08%*	2.46	%*Ø	1.98	%*Ø	0.10	%*	329	%ØØ	257	%ØØ

See Notes to Financial Highlights

93

94

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Long Short Multi-Manager Fund
Institutional Class
10/31/2015	$10.39	$(0.15)	$(0.09)	$(0.24)	$(0.02)	$(0.07)	$—	$(0.09)	$10.06	(2.36)%		$33.5	4.15%		3.26%		2.86%		1.97%		(1.46)%		536%		570%
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.11)	$0.50	$0.39	$—	$—	$—	$—	$10.39	3.90	%**	$30.8	5.09	%*‡	4.50	%*‡	2.64	%*‡	2.05	%*‡	(1.26	)%*‡	293	%**	168	%**
Class A
10/31/2015	$10.36	$(0.19)	$(0.09)	$(0.28)	$—	$(0.07)	$—	$(0.07)	$10.01	(2.71)%		$1.2	4.58%		3.68%		3.23%		2.33%		(1.79)%		536%		570%
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.15)	$0.51	$0.36	$—	$—	$—	$—	$10.36	3.60	%**	$0.9	5.87	%*‡	5.30	%*‡	2.99	%*‡	2.42	%*‡	(1.66	)%*‡	293	%**	168	%**
Class C
10/31/2015	$10.29	$(0.26)	$(0.09)	$(0.35)	$—	$(0.07)	$—	$(0.07)	$9.87	(3.41)%		$1.3	5.38%		4.46%		4.00%		3.08%		(2.52)%		536%		570%
Period from 12/19/2013^ to 10/31/2014	$10.00	$(0.21)	$0.50	$0.29	$—	$—	$—	$—	$10.29	2.90	%**	$0.3	8.18	%*‡	7.59	%*‡	3.73	%*‡	3.15	%*‡	(2.34	)%*‡	293	%**	168	%**

See Notes to Financial Highlights

95

96

Notes to Financial Highlights

@  Calculated based on the average number of shares outstanding during each fiscal period.

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

**  Not annualized.

*  Annualized.

^  The date investment operations commenced.

Ø  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales		Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2015		Year Ended October 31, 2014			Year Ended October 31, 2013
Absolute Return Multi-Manager Fund Institutional Class	2.71%	1.97%	2.55%	2.04%		2.30%	2.01%
Absolute Return Multi-Manager Fund Class A	3.06%	2.33%	2.90%	2.38%		2.63%	2.35%
Absolute Return Multi-Manager Fund Class C	3.81%	3.08%	3.66%	3.15%		3.39%	3.10%
Absolute Return Multi-Manager Fund Class R6	2.66%	1.90%	2.46%	1.98	%(1)	—	—

(1)  Period from December 31, 2014 (Commencement of Operations) to October 31, 2014.

ØØ  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2014 for Absolute Return Multi-Manager.

97

Notes to Financial Highlights (cont'd)

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had Absolute Return Multi-Manager not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2015
Absolute Return Multi-Manager Fund Institutional Class	2.64%	1.90%
Absolute Return Multi-Manager Fund Class A	3.02%	2.29%
Absolute Return Multi-Manager Fund Class C	3.75%	3.02%
Absolute Return Multi-Manager Fund Class R6	2.59%	1.83%

98

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds and Shareholders of
Neuberger Berman Absolute Return Multi-Manager Fund
Neuberger Berman Long Short Multi-Manager Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund (the "Funds"), two of the series constituting the Neuberger Berman Alternative Funds, including the schedules of investments, as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund, at October 31, 2015, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 23, 2015

99

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

NB Alternative Investment Management LLC
605 Third Avenue, 22nd Floor
New York, NY 10158

Blue Jay Capital Management, LLC
2121 Avenue of the Stars, Suite 2420
Los Angeles, CA 90067

Cloud Gate Capital LLC
900 North Michigan Avenue, Suite 1600
Chicago, IL 60611

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

GAMCO Asset Management Inc.
One Corporate Center
Rye, NY 10580

Good Hill Partners LP
1599 Post Road East
Westport, CT 06880

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112

Levin Capital Strategies, L.P.
595 Madison Avenue, 17th Floor
New York, NY 10022

SLS Management, LLC
140 West 57th Street, 7th Floor
New York, New York 10019

Sound Point Capital Management, L.P.
375 Park Avenue
New York, NY 10152

TPH Asset Management, LLC
Heritage Plaza
1111 Bagby, Suite 4920
Houston, Texas 77002

Visium Asset Management, LP
888 Seventh Avenue, 22nd Floor
New York, NY 10019

Custodian

J.P. Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, TX 75254

Shareholder Servicing Agent

State Street Bank and Trust Company
2 Avenue de Lafayette
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A, Class C and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

100

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and/or NBAIM. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	59

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

101

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	59

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

102

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

103

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

104

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

105

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

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Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

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(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since inception

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years

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Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Notice to Shareholders

In early 2016 you will receive information to be used in filing your 2015 tax returns, which will include a notice of the exact tax status of all distributions paid to you by a Fund during calendar year 2015. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

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Board Consideration of the Existing Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management ("Management Agreement"), the advisory agreement between Management and NB Alternative Investment Management LLC ("NBAIM") ("Advisory Agreement") and separate sub-advisory agreements among Management, NBAIM and each subadviser with respect to Neuberger Berman Absolute Return Multi-Manager Fund ("ARMM") and Long Short Multi-Manager Fund ("LSMM") (each a "Fund"). With respect to ARMM, the Board considered the sub-advisory agreements among Management, NBAIM and each of the following subadvisers: Blue Jay Capital Management, LLC, Cloud Gate Capital LLC, Cramer Rosenthal McGlynn, LLC, GAMCO Asset Management, Inc., Good Hill Partners LP, Lazard Asset Management LLC, Levin Capital Strategies, L.P., SLS Management, LLC, Sound Point Capital Management, L.P., and Visium Asset Management, LP (each, a "Sub-Advisory Agreement"; collectively with the Management Agreement and Advisory Agreement, the "Agreements"). With respect to LSMM, the Board considered the sub-advisory agreements among Management, NBAIM and each of the following subadvisers: Blue Jay Capital Management, LLC, Cloud Gate Capital LLC, Cramer Rosenthal McGlynn, LLC, Lazard Asset Management LLC, Levin Capital Strategies, L.P., and SLS Management, LLC (each, a "Sub-Advisory Agreement"; collectively with the Management Agreement and Advisory Agreement, the "Agreements"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management, NBAIM, and each Subadviser in response to questions submitted by or on behalf of the Independent Fund Trustees and Independent Counsel and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least three regular meetings of the Board to ensure that Management, NBAIM and each Subadviser have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, NBAIM and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management, NBAIM and the Subadvisers.

In connection with its approval of the continuation of the Agreements, the Board evaluated the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management, NBAIM and the Subadvisers; (2) the investment performance of each Fund compared to a market index and a peer group of investment companies, and the contribution of each sleeve to each Fund's overall performance; (3) the costs of the services provided and the loss realized by Management, and its affiliates from its relationship with each Fund; (4) the extent to which economies of scale have been or might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the

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benefit of each Fund's shareholders. The Board also inquires whether there are any other business relationships between Neuberger Berman and the Subadvisers that might result in the negotiations between them being less than arms-length.

The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to each Fund and, through each Fund, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management, NBAIM and each Subadviser, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management, NBAIM and each Subadviser who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board noted that Management and NBAIM, together with the Funds, had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace subadvisers to the Funds without a shareholder vote, provided the Independent Fund Trustees approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for each Fund and then identifying the Subadvisers who will carry out the different portions of that program based on NBAIM's due diligence of those Subadvisers. The Board noted that under the multi-manager arrangement, NBAIM is continually assessing the need for new subadvisers and the appropriateness of potential candidates, and noted the likelihood Management and/or NBAIM would in the future have to due diligence additional subadvisers. The Board noted that NBAIM is responsible for allocating each Fund's portfolio among the various Subadvisers and determining when and how to rebalance the allocations among the Subadvisers in the wake of disparate growth and changes in the markets and the broader economy, and to make certain other investment decisions, subject to Management's general oversight.

The Board further noted that Management and NBAIM are responsible for overseeing the Subadvisers pursuant to the Agreements and related subadviser oversight policies and procedures approved by the Board. Under these procedures, NBAIM is responsible for overseeing the investment performance of the Subadvisers and evaluating the risk and return of each Subadviser and each Fund as a whole, in addition to other significant oversight responsibilities, subject to Management's general oversight. The Board also considered that Management's responsibilities include daily monitoring of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's process for managing risk. The Board also considered the experience and staffing of the portfolio management and investment research personnel of NBAIM, and the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each Fund.

The Board also considered the size and scope of the activities necessary to periodically evaluate the compliance programs and other operational aspects of each Subadviser. In addition, the Board considered the scope and compliance history of the compliance programs of Management, NBAIM and each Subadviser, including the Funds' Chief Compliance Officer's and NBAIM's assessment of the compliance programs of the Subadvisers. The Board noted the positive compliance history of Management, NBAIM, and each Subadviser as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving Management, NBAIM or any Subadviser, and reviewed information regarding their financial condition, history of operations and any conflicts of interests in managing the Funds. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBAIM in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and NBAIM in this context.

The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of each of the Subadvisers and noted that Management and NBAIM monitored the quality of the execution services provided by

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each Subadviser. The Board also reviewed whether the Subadvisers would use brokers to execute Fund transactions that provide research and other services to the Subadvisers, and the types of benefits potentially derived from such services by the Subadvisers, the Funds and other clients of the Subadvisers.

With respect to investment performance, the Board considered information regarding each Fund's performance on both an absolute basis and relative to a market index and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also considered information regarding each Subadviser's performance. The Board also reviewed the Funds' performance in relation to certain measures of the degree of investment risk undertaken by the Fund. The Board factored into its evaluation of the Funds' performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. It also considered that the nature of the Funds makes it difficult to find an appropriate market index or truly comparable peer group. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Funds' Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structures for the Funds under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management and NBAIM or their affiliates from their relationship with the Funds. The Board also considered the profitability of Management and its affiliates from their association with the Funds, and year-over-year changes in each of Management's reported expense categories.

The Board reviewed a comparison of the Funds' management fees and overall expense ratios to a peer group of broadly comparable funds. The Board noted that the comparative management fee analysis includes, in the Funds' management fees, the separate administrative fees paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of the peer group. Noting that the Funds' management fees were higher than the peer group mean and median, the Board considered whether specific portfolio management, administration or oversight needs contributed to the size of the management fee. In addition, the Board considered the contractual limit on expenses for each class of the Funds. Management indicated that similar comparative information was not available with respect to the amount paid to NBAIM or to each Subadviser. The Board did, however, consider the allocation of duties and responsibilities among Management, NBAIM, and the Subadvisers and, in light of that, the amount of fees retained by each. The Board noted, however, that Management, and not the Funds, pays the fee to NBAIM and the Subadvisers. In this connection, the Board considered whether there are other business arrangements between Management or NBAIM and any Subadviser that could give rise to potential conflicts in the selection of subadvisers. The Board also monitors throughout the year the potential effect on the profitability of Management and NBAIM resulting from changes in Subadvisers and/or their fees. The Board considered the fees the Subadvisers charge for similar products, if any. The Board also considered fees charged to an unregistered fund of funds managed by NBAIM that uses some of the same strategies used by the Funds and noted differences that reduced the usefulness of the comparison. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Funds. The Board considered that each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether those breakpoints are set at appropriate asset levels. It also considered whether the fees were set at an appropriate level and compared the fee structures to that of the peer group. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Funds, the Board reviewed specific data as to Management's loss on the Funds for a recent period. The Board also carefully examined Management's cost allocation methodology. It also considered whether any of the Sub-Advisory Agreements will provide for breakpoints in the fees and, as a general matter, the way in which such breakpoints should factor into the fees paid by the Funds. The Board considered the profitability of Management and NBAIM and recognized that Management and NBAIM should each be entitled to earn a reasonable level of profits for services they provide to the Funds, and, based on its review, concluded that the reported level of profitability of Management and NBAIM, if any, was reasonable.

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With regard to the investment performance of each Fund and the costs of the services provided to each Fund, the Board considered the following information. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below and the Board looked at the Institutional Class fees as a proxy for all of the Fund's classes:

•  Neuberger Berman Absolute Return Multi-Manager Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee net of fees waived by Management were both higher than the median. The Board considered that as compared to its peer group, the Fund's performance was lower than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance as of December 31, 2014 was lower for the 1-year period, however, as of July 31, 2015, it was higher for the 1- and 3-year periods. The Fund was launched in 2012 and therefore does not have long-term performance.

•  Neuberger Berman Long Short Multi-Manager Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but the actual management fee net of fees waived by Management was lower than the median. The Board considered that as compared to its peer group, the Fund's performance was higher than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period. The Fund was launched in 2013 and therefore does not have intermediate- and long-term performance.

Conclusions as to Existing Agreements

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management, NBAIM, and each Subadviser could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of an underperforming Fund, that it retained confidence in Management's, NBAIM's, and each Subadviser's capabilities to manage the Fund; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the Agreements in prior years and on the Board's ongoing regular review of each Fund's performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Board Consideration of Additional Sub-Advisory Agreement

TPH Asset Management, LLC

At meetings held on March 25-26, 2015, the Board of the Trust, including the Independent Fund Trustees, considered and approved a separate sub-advisory agreement ("Sub-Advisory Agreement") among Management, NBAIM and TPH Asset Management, LLC (an "Additional Subadviser"), which will be responsible for managing a portion of the assets of Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund. The Independent Fund Trustees were advised by Independent Counsel.

In evaluating the Sub-Advisory Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials furnished by the Additional Subadviser in response to questions submitted by management, NBAIM, the Board and Independent Counsel, and met with senior representatives of Management regarding the Subadviser's personnel, operations and financial condition as they relate to the Funds. In addition, the Board, including the Independent Trustees, met with senior representatives of the Additional Subadviser regarding its personnel and operations.

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The Board noted that Management and NBAIM, together with the Funds, had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace subadvisers to the Funds without a shareholder vote, provided the Independent Fund Trustees approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for each Fund and then identifying the Subadvisers who will carry out the different portions of that program based on NBAIM's due diligence of those Subadvisers. The Board further noted that Management and NBAIM, pursuant to their agreements with each Fund and related subadviser oversight policies and procedures approved by the Board, are responsible for overseeing the subadvisers.

The Board evaluated the overall fairness of the Sub-Advisory Agreement to each Fund and whether the Sub-Advisory Agreement was in the best interests of each Fund and its shareholders. The Board considered the following factors with respect to each Fund, among others, in connection with its approval of the Sub-Advisory Agreement: (1) the nature, extent, and quality of the services to be provided by the Additional Subadviser; and (2) the expected costs of the services to be provided. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.

The Board received and considered information regarding the nature, extent and quality of services to be provided to each Fund by the Additional Subadviser under the Sub-Advisory Agreement. The Board considered the experience and staffing of the portfolio management and investment research personnel of the Additional Subadviser who would perform services for the Funds, as well as the resources available to it. The Board reviewed the performance for accounts managed by the Additional Subadviser that were substantially similar in strategy to the strategy the Additional Subadviser will use for the Funds, noting that the accounts may not be subject to the same 1940 Act restrictions as the Funds. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of the Additional Subadviser and noted that Management and NBAIM would monitor the quality of the execution services provided by the Additional Subadviser.

The Board also reviewed whether the Additional Subadviser would use brokers to execute transactions for each Fund that provide research and other services to the Additional Subadviser, and the types of benefits potentially derived from such services by the Additional Subadviser, the Funds and other clients of the Additional Subadviser. The Board also considered the compliance program and compliance history of the Additional Subadviser, including the Funds' Chief Compliance Officer's and NBAIM's assessment of the compliance program of the Additional Subadviser. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Additional Subadviser, and reviewed information regarding its financial condition, history of operations and any conflicts of interests in managing the Funds.

With respect to the overall fairness of the Sub-Advisory Agreement, the Board had previously considered each Fund's fee structure as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or its affiliates. Management indicated that similar comparative information was not available with respect to the amount paid to the Additional Subadviser. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profit or loss that would be realized by management and NBAIM as a result of adding the Additional Subadviser, as well as the fees the Additional Subadviser charges for similar products. The Board noted, however, that Management, and not the Funds, pays the fee to the Additional Subadviser and therefore the fees charged by the Additional Subadviser will not change the overall expenses of each Fund. The Board also considered whether there are other business arrangements between Management or NBAIM and the Additional Subadviser that could give rise to potential conflicts. It considered whether the Sub-Advisory Agreement will or should provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by each Fund.

Conclusions as to Additional Sub-Advisory Agreement

In approving the Sub-Advisory Agreement, the Board concluded that the Sub-Advisory Agreement is fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that the Additional Subadviser could be expected to provide a high level of

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service to each Fund; that the Additional Subadviser's fees appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to the Additional Subadviser and its affiliates and Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the expected costs of providing the sub-advisory services and the expected benefits accruing to each Fund.

Board Consideration of Additional Sub-Advisory Agreement

GSA Capital Partners LLP

At meetings held on March 25-26, 2015, the Board of the Trust, including Independent Fund Trustees, considered and approved a separate sub-advisory agreement ("Sub-Advisory Agreement") among Management, NBAIM and GSA Capital Partners LLP (an "Additional Subadviser"), which will be responsible for managing a portion of the assets of Neuberger Berman Absolute Return Multi-Manager Fund. The Independent Fund Trustees were advised by Independent Counsel.

In evaluating the Sub-Advisory Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials furnished by the Additional Subadviser in response to questions submitted by management, NBAIM, the Board and Independent Counsel, and met with representatives of Management regarding the Subadviser's personnel, operations and financial condition as they relate to the Fund. In addition, the Board, including the Independent Trustees, met with senior representatives of the Additional Subadviser regarding its personnel and operations.

The Board noted that Management and NBAIM, together with the Fund, had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace subadvisers to the Fund without a shareholder vote, provided the Independent Fund Trustees approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for the Fund and then identifying the Subadvisers who will carry out the different portions of that program based on NBAIM's due diligence of those Subadvisers. The Board further noted that Management and NBAIM, pursuant to their agreements with the Fund and related subadviser oversight policies and procedures approved by the Board, are responsible for overseeing the subadvisers.

The Board evaluated the overall fairness of the Sub-Advisory Agreement to the Fund and whether the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders. The Board considered the following factors with respect to the Fund, among others, in connection with its approval of the Sub-Advisory Agreement: (1) the nature, extent, and quality of the services to be provided by the Additional Subadviser; and (2) the expected costs of the services to be provided. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and the Trustee may have attributed different weights to the various factors.

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Fund by the Additional Subadviser under the Sub-Advisory Agreement. The Board considered the experience and staffing of the portfolio management and investment research personnel of the Additional Subadviser who would perform services for the Fund, as well as the resources available to it. The Board reviewed the performance for accounts managed by the Additional Subadviser that were substantially similar in strategy to the strategy the Additional Subadviser will use for the Fund, noting that the accounts may not be subject to the same 1940 Act restrictions as the Fund. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of the Additional Subadviser and noted that Management and NBAIM would monitor the quality of the execution services provided by the Additional Subadviser.

The Board also reviewed whether the Additional Subadviser would use brokers to execute transactions for the Fund that provide research and other services to the Additional Subadviser, and the types of benefits potentially derived from such services by the Additional Subadviser, the Fund and other clients of the Additional Subadviser. The Board also considered the compliance program and compliance history of the Additional Subadviser, including the Fund's Chief Compliance Officer's and NBAIM's assessment of the compliance program of the Additional Subadviser. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the

116

Additional Subadviser, and reviewed information regarding its financial condition, history of operations and any conflicts of interests in managing the Fund.

With respect to the overall fairness of the Sub-Advisory Agreement, the Board had previously considered the Fund's fee structure as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or its affiliates. Management indicated that similar comparative information was not available with respect to the amount paid to the Additional Subadviser. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profit or loss that would be realized by management and NBAIM as a result of adding the Additional Subadviser, as well as the fees the Additional Subadviser charges for similar products. The Board noted, however, that Management, and not the Fund, pays the fee to the Additional Subadviser and therefore the fees charged by the Additional Subadviser will not change the overall expenses of the Fund. The Board also considered whether there are other business arrangements between Management or NBAIM and the Additional Subadviser that could give rise to potential conflicts. It considered whether the Sub-Advisory Agreement will or should provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by the Fund.

Conclusions as to Additional Sub-Advisory Agreement

In approving the Sub-Advisory Agreement, the Board concluded that the Sub-Advisory Agreement is fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that the Additional Subadviser could be expected to provide a high level of service to the Fund; that the Additional Subadviser's fees appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to the Additional Subadviser and its affiliates and Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the expected costs of providing the sub-advisory services and the expected benefits accruing to the Fund.

Board Consideration of Additional Sub-Advisory Agreement

Portland Hill Capital LLP

At meetings held on September 8-9, 2015, the Board of the Trust, including Independent Fund Trustees, considered and approved a separate sub-advisory agreement ("Sub-Advisory Agreement") among Management, NBAIM and Portland Hill Capital LLP (an "Additional Subadviser"), which will be responsible for managing a portion of the assets of Neuberger Berman Absolute Return Multi-Manager Fund and Neuberger Berman Long Short Multi-Manager Fund. The Independent Fund Trustees were advised by Independent Counsel.

In evaluating the Sub-Advisory Agreement, the Board, including the Independent Fund Trustees, reviewed extensive materials furnished by the Additional Subadviser in response to questions submitted by management, NBAIM, the Board and Independent Counsel, and met with representatives of Management regarding the Subadviser's personnel, operations and financial condition as they relate to the Funds. In addition, the Board, including the Independent Trustees, met with senior representatives of the Additional Subadviser regarding its personnel and operations.

The Board noted that Management and NBAIM, together with the Funds, had obtained from the Securities and Exchange Commission an exemptive order that permitted Management to add or replace subadvisers to the Funds without a shareholder vote, provided the Independent Fund Trustees approve the new subadviser and certain other steps are taken. In this context, the Board considered Management's and NBAIM's responsibilities for designing an overall investment program for the Funds and then identifying the Subadvisers who will carry out the different portions of that program based on NBAIM's due diligence of those Subadvisers. The Board further noted that Management and NBAIM, pursuant to their agreements with the Funds and related subadviser oversight policies and procedures approved by the Board, are responsible for overseeing the subadvisers.

The Board evaluated the overall fairness of the Sub-Advisory Agreement to the Funds and whether the Sub-Advisory Agreement was in the best interests of each Fund and its shareholders. The Board considered the following factors with

117

respect to the Funds, among others, in connection with its approval of the Sub-Advisory Agreement: (1) the nature, extent, and quality of the services to be provided by the Additional Subadviser; and (2) the expected costs of the services to be provided. In their deliberations, the Board members did not identify any particular information that was allimportant or controlling, and the Trustee may have attributed different weights to the various factors.

The Board received and considered information regarding the nature, extent and quality of services to be provided to the Funds by the Additional Subadviser under the Sub-Advisory Agreement. The Board considered the experience and staffing of the portfolio management and investment research personnel of the Additional Subadviser who would perform services for the Funds, as well as the resources available to it. The Board reviewed the performance for accounts managed by the Additional Subadviser that were substantially similar in strategy to the strategy the Additional Subadviser will use for the Funds, noting that the accounts may not be subject to the same 1940 Act restrictions as the Funds. The Board considered the policies and practices regarding brokerage and allocation of portfolio transactions of the Additional Subadviser and noted that Management and NBAIM would monitor the quality of the execution services provided by the Additional Subadviser.

The Board also reviewed whether the Additional Subadviser would use brokers to execute transactions for the Funds that provide research and other services to the Additional Subadviser, and the types of benefits potentially derived from such services by the Additional Subadviser, the Funds and other clients of the Additional Subadviser. The Board also considered the compliance program and compliance history of the Additional Subadviser, including the Funds' Chief Compliance Officer's and NBAIM's assessment of the compliance program of the Additional Subadviser. The Board also considered whether there were any pending lawsuits, enforcement proceedings or regulatory investigations involving the Additional Subadviser, and reviewed information regarding its financial condition, history of operations and any conflicts of interests in managing the Funds.

With respect to the overall fairness of the Sub-Advisory Agreement, the Board had previously considered each Fund's fee structure as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or its affiliates. Management indicated that similar comparative information was not available with respect to the amount paid to the Additional Subadviser. The Board did, however, consider an estimate of the costs of the services to be provided and estimated profit or loss that would be realized by management and NBAIM as a result of adding the Additional Subadviser, as well as the fees the Additional Subadviser charges for similar products. The Board noted, however, that Management, and not the Funds, pays the fee to the Additional Subadviser and therefore the fees charged by the Additional Subadviser will not change the overall expenses of the Funds. The Board also considered whether there are other business arrangements between Management or NBAIM and the Additional Subadviser that could give rise to potential conflicts. It considered whether the Sub-Advisory Agreement will or should provide for breakpoints in the fees and, as a general matter, the way in which any such breakpoints should factor into the fees paid by the Funds.

Conclusions as to Additional Sub-Advisory Agreement

In approving the Sub-Advisory Agreement, the Board concluded that the Sub-Advisory Agreement is fair and reasonable and that approval of the Sub-Advisory Agreement is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that the Additional Subadviser could be expected to provide a high level of service to each Fund; that the Additional Subadviser's fees appeared to the Board to be reasonable given the nature and quality of services expected to be provided; and that the expected benefits accruing to the Additional Subadviser and its affiliates and Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the expected costs of providing the sub-advisory services and the expected benefits accruing to each Fund.

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Investment manager: Neuberger Berman Management LLC

Investment adviser: NB Alternative Investment Management LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

M0257 12/15

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares
Class R6 Shares

Flexible Select Fund

Global Allocation Fund

Inflation Managed Fund
(Formerly Inflation Navigator Fund)

Long Short Fund

Long Short Credit Fund

Multi-Asset Income Fund

Annual Report

October 31, 2015

Contents

THE FUNDS
President's Letter	1
PORTFOLIO COMMENTARY
Flexible Select Fund	2
Global Allocation Fund	6
Inflation Managed Fund (Formerly Inflation Navigator Fund)	9
Long Short Fund	12
Long Short Credit Fund	15
Multi-Asset Income Fund	18
FUND EXPENSE INFORMATION	24
SCHEDULE OF INVESTMENTS
Flexible Select Fund	26
Global Allocation Fund	28
Positions by Industry	39
Inflation Managed Fund (Formerly Inflation Navigator Fund)	42
Long Short Fund	46
Long Short Credit Fund	50
Multi-Asset Income Fund	52
FINANCIAL STATEMENTS	68
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA
Flexible Select Fund	124
Global Allocation Fund	124
Inflation Managed Fund (Formerly Inflation Navigator Fund)	126
Long Short Fund	128
Long Short Credit Fund	130
Multi-Asset Income Fund	130

Reports of Independent Registered Public Accounting Firms	133
Directory	135
Trustees and Officers	136
Proxy Voting Policies and Procedures	145
Quarterly Portfolio Schedule	145
Board Consideration of the Management and Sub-Advisory Agreements	146
Notice to Shareholders	150

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Inflation Managed Fund, Neuberger Berman Long Short Fund and Neuberger Berman Multi-Asset Income Fund. This report also includes the new Neuberger Berman Long Short Credit Fund, which was launched on June 29, 2015.

The global financial markets were volatile at times and generated mixed results during the 12 months ended October 31, 2015. Investor risk appetite fluctuated given incoming global economic data, uncertainties regarding central bank monetary policy, falling commodity prices and numerous geopolitical issues. Despite experiencing its first correction (a decline of at least 10%) since 2011, the U.S. equity market, as measured by the S&P 500® Index, gained 5.20% over the 12-month period. In contrast, international developed market equities were largely flat, while emerging markets equities fell sharply. Within fixed income, longer-term U.S. Treasury yields declined and the overall bond market, as measured by the Barclays U.S. Aggregate Bond Index, gained 1.96% during the period. Finally, inflation remained tepid, partially a reflection of moderating growth in many countries and lower commodity prices.

Looking ahead, we believe the U.S. economy will continue to expand. However, growth could remain relatively muted, while inflation could edge somewhat higher as the year progresses. Against this backdrop, we expect the U.S. Federal Reserve (Fed) to move toward policy normalization. In our view, the Fed will be very gradual in its tightening cycle and we anticipate two to three rate hikes over the next 12 months, with a fed funds rate of 0.75%—1.0% by the end of 2016. From an investment perspective, the last few months have been challenging, but we maintain high conviction in our portfolio managers and believe they are well positioned for the current and coming environment.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

Flexible Select Fund Commentary (Unaudited)

Neuberger Berman Flexible Select Fund Institutional Class generated a 0.13% total return for the 12 months ended October 31, 2015 but underperformed its benchmark, the Russell 3000® Index, which provided a 4.49% return. (Performance for all share classes is provided in the table immediately following this letter.)

Effective October 1, 2015, the Flexible Select Fund underwent a number of structural changes and enhancements. The Fund is now being co-managed by Joseph V. Amato, who has been managing the Fund since its inception in 2013, and Erik Knutzen, CFA, CAIA, Neuberger Berman's Multi-Asset Class Chief Investment Officer. The portfolio managers determine the Fund's asset allocation using a variety of fundamental and quantitative analyses, and may use Neuberger Berman's fundamental research capabilities, as well as the views of Neuberger Berman's Asset Allocation Committee.

The method for determining the equity sleeve of the Flexible Select Fund has been redesigned to result in a more concentrated, highest-conviction portfolio, consisting of approximately 45–65 names. In selecting the underlying equity securities, the Fund now employs a methodology to systematically extract security selection insights from a select group of underlying managers with a track record of security selection skill. These insights are packaged and delivered in a portfolio that we seek to optimize for risk/reward subject to target levels of risk, as well as limits on sector, market capitalization and individual security weight deviations from the Russell 3000 Index.

The range of eligible strategies for implementing the fixed income allocation of the Fund has been broadened to include a larger group of Neuberger Berman bond funds across different types and maturities of fixed income instruments. In addition to the Neuberger Berman Core Bond Fund, eligible strategies include the Neuberger Berman High Income Bond Fund, Neuberger Berman Short Duration Bond Fund, Neuberger Berman Short Duration High Income Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman Emerging Markets Debt Fund and Neuberger Berman Unconstrained Bond Fund.

As of October 31, 2015, the allocation was approximately 85.0% equity, 11.8% fixed income and 3.2% cash and cash equivalents.

A wave of policy-related developments in the U.S. were instrumental in stabilizing investor sentiment and supporting risk assets during October after a pronounced sell-off in August and September. Positive resolutions were reached with respect to the debt ceiling (suspended through March 2017) and budget (agreement for fiscal years 2016 and 2017) and Paul Ryan assumed the position of Speaker of the House of Representatives. The U.S. continues to be among the strongest developed economies as domestic growth remains positive.

Since the Fund's repositioning on October 1, 2015 through the end of the reporting period, industry sector allocations in the equity portion of the portfolio delivered positive contributions to relative performance led by an underweight to Utilities and an overweight to Energy. Security selection had a negative contribution to relative performance, driven by holdings in the Health Care and Industrials sectors. Our fixed income holdings contributed positively to absolute performance during the month.

Over the 12-month reporting period, industry sector allocation in the equity portion of the portfolio had a positive contribution to relative performance, led by underweights to Utilities and Telecommunication Services. Security selection had a negative contribution to relative performance, driven by holdings in the Consumer Discretionary and Energy sectors. The portfolio's fixed income holdings contributed positively to absolute performance during the 12-month period.

Recent economic data have reflected a more resilient growth backdrop. In the U.S., October's employment report was strong on nearly every metric—the headline payroll figure increased by 271,000, the prior two months were revised higher by 12,000 and the unemployment rate edged down to 5.0%. Perhaps most encouraging was the gain in average hourly earnings, which were up 0.4% month-over-month and 2.5% year-over-year. Overall, we anticipate a stable growth backdrop. We remain constructive on risk assets, with a bias towards equities and to credit over government securities.

Sincerely,

JOSEPH V. AMATO AND ERIK KNUTZEN*
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

*  Erik Knutzen became a Portfolio Manager of Neuberger Berman Flexible Select Fund effective October 1, 2015.

Flexible Select Fund

TICKER SYMBOLS

Institutional Class	NFLIX
Class A	NFLAX
Class C	NFLCX

SECTOR ALLOCATION

(as a % of Total Investments*)
Consumer Discretionary	10.2%
Consumer Staples	6.2
Energy	7.1
Financials	16.8
Health Care	14.2
Industrials	11.1
Information Technology	17.3
Materials	1.5
Utilities	0.5
Mutual Funds	11.8
Short-Term Investments	3.3
Total	100.0%

*  Derivatives, if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2015
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	05/31/2013	0.13%	7.90%
Class A	05/31/2013	–0.23%	7.51%
Class C	05/31/2013	–0.95%	6.70%
With Sales Charge
Class A		–5.99%	4.91%
Class C		–1.92%	6.70%
Index
Russell 3000® Index[1,2]		4.49%	11.77%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.22%, 1.70% and 2.44% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.89%, 1.25% and 2.00% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ending October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Flexible Select Fund

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Global Allocation Fund Commentary (Unaudited)

Neuberger Berman Global Allocation Fund Institutional Class generated a –1.12% total return for the 12 months ended October 31, 2015 and underperformed its custom benchmark, a 60/40 combination of the MSCI All Country World Index and the Barclays Global Aggregate Index, which provided a –0.73% return for the period. (Performance for all share classes is provided in the table immediately following this letter.) The benchmark changed during the reporting period; the prior custom benchmark was a 50/50 combination of the MSCI World Index and the J.P. Morgan Global Government Bond Index.

In January of 2015, the Fund was enhanced to include broader access to the firm's entire investment platform and two new portfolio managers were added to the portfolio. The Fund employs a diversified, flexible approach to accessing opportunities across the global marketplace and incorporates both strategic and tactical asset allocation decision making and active management. As part of the change, the benchmark was modified as noted above.

The global equity markets generated mixed returns during the reporting period. U.S. stocks outperformed other regions; non-U.S. developed stocks performed positively, while emerging markets stocks were challenged. In the fixed income markets, returns for non-U.S. and emerging markets were negative, while U.S. fixed income generated positive returns. The U.S. continues to be among the strongest developed economies as domestic growth remains positive. The eurozone is benefiting from the European Central Bank's monetary policies as business conditions have improved amidst lower oil prices and a weaker euro, contributing to increased GDP growth. Japan is aided by stimulus from the Bank of Japan and a weaker yen, but the economy faces threats from slowing growth in China, stagnating business and consumer confidence, and low wage inflation.

In the period since the Fund's enhancement mentioned above, equities have been the largest positive contributors to the Fund's performance. The overweight to the asset class as a whole added to performance, particularly security selection within non-U.S. developed equities. Security selection within U.S. equity markets was a drag on returns.

During the period, the Fund was underweighted to fixed income relative to its benchmark, a decision that added to performance as equity markets broadly outperformed fixed income markets. Security selection within fixed income detracted from returns primarily due to allocations within non-U.S. developed bonds and to emerging markets debt. The Fund's aggregate use of derivatives (futures contracts, forward contracts and swaps) detracted from performance.

Looking ahead, we are optimistic on the global economy, although financial markets remain dynamic and risks, of course, remain. Recent economic data have reflected a more resilient growth backdrop. In the U.S., October's employment report was strong on nearly every metric. Data outside of the U.S. is also showing signs of improvement as the purchasing manager indices for China, the eurozone and Japan all rose in October. Overall, we anticipate a more stable growth backdrop in the U.S. and abroad as the positive effects of additional monetary stimulus, low interest rates and low commodity prices work their way through the global economy. We remain constructive on risk assets, with a bias towards equities, particularly in the U.S. and Europe. In fixed income, we currently favor credit over developed market government securities. We are cautious on both emerging markets equities and debt.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK, WAI LEE AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Allocation Fund

TICKER SYMBOLS

Institutional Class	NGLIX
Class A	NGLAX
Class C	NGLCX

PERFORMANCE HIGHLIGHTS3

		Average Annual Total Return Ended 10/31/2015
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2010	–1.12%	5.50%
Class A	12/29/2010	–1.52%	5.13%
Class C	12/29/2010	–2.29%	4.34%
With Sales Charge
Class A		–7.22%	3.85%
Class C		–3.25%	4.34%
Index
60% MSCI All Country World Index and 40% Barclays Global Aggregate Index[1,2]		–0.73%	5.28%
MSCI All Country World Index[1,2]		0.50%	7.58%
50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index[1,2]		0.20%	5.12%
MSCI World Index[1,2]		2.33%	9.04%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 3.13%, 3.51% and 4.26% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.53%, 1.89% and 2.64% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ending October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Allocation Fund

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Inflation Managed Fund Commentary* (Unaudited)

Neuberger Berman Inflation Managed Fund Institutional Class generated a –9.98% total return for the 12 months ended October 31, 2015. During this same time period, the Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index provided a –1.24% return while the U.S. Consumer Price Index was up 0.2%.1 (Performance for all share classes is provided in the table immediately following this letter.)

Despite periods of volatility, the overall fixed income market posted a positive return over the 12-month period. Short-term Treasury yields rose in anticipation of the first U.S. Federal Reserve (Fed) interest rate hike in nearly a decade. In contrast, longer-term rates declined given several flights to quality, triggered by signs of moderating global growth and numerous geopolitical issues. The yield on the 10-year Treasury began the period at 2.35% and fell to as low as 1.68% in late January 2015, before ending the period at 2.16%. Most non-Treasury securities produced modest gains but generated mixed results versus equal-duration Treasuries during the period. Inflation expectations remained muted during the period.

The Fund's underperformance during the reporting period was largely driven by its allocations to commodities, master limited partnerships (MLPs) and energy- and materials-related equities. The Fund's emerging markets equity exposure was also a headwind for performance. On the upside, the Fund's exposures to real estate investment trusts (REITs) and senior floating rate loans contributed the most to its performance. Elsewhere, the Fund's dynamic overlay (flexible use of strategies in an attempt to capitalize on short-term changes in inflation expectations) did not meaningfully impact performance during the period.

The Fund's use of financial futures contracts had a positive impact on its performance.

Looking ahead, we anticipate that growth in the U.S. will continue to be driven by solid consumer spending, supported by stronger corporate balance sheets, lower energy costs and subdued inflation. In our view, the U.S. economy could expand by 2.5% (+/– 0.5%) in 2016. The sharp decline in energy prices has kept inflation muted, but the base effects of this downward spiral are set to dissipate, which should put upward pressure on the Consumer Price Index. All told, we believe inflation could move up to 2.0% (+/– 0.3) in 2016. In terms of the Fed, we have long felt that the timing of its initial rate hike was not as important as the pace and magnitude of future rate hikes. While we believe a decision on rate hikes will be data dependent, we see this as being a very slow and moderate process, likely taking several years before normalization ultimately occurs.

Sincerely,

THANOS BARDAS, ANDREW JOHNSON AND THOMAS J. MARTHALER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

1  Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is one of the most frequently used statistics for identifying periods of inflation or deflation. The CPI is available monthly, so the value shown is from October 31, 2014 to October 31, 2015, and is not seasonally adjusted.

*  Effective February 28, 2015, Neuberger Berman Inflation Navigator Fund changed its name to Neuberger Berman Inflation Managed Fund.

Inflation Managed Fund

TICKER SYMBOLS

Institutional Class	NDRIX
Class A	NDRAX
Class C	NDRCX

PORTFOLIO BY TYPE OF

INVESTMENT STRATEGY

(as a % of Total Investment Strategies)

Commodities	9.1%
Emerging Markets	5.3
Global Treasury Inflation Protected Securities	28.2
High Yield Securities	10.2
Loans	3.7
Master Limited Partnerships	13.1
Real Estate Investment Trusts	9.3
S&P Energy	10.8
S&P Materials	10.3
Total	100.0%

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

Common Stocks	43.4%
Government Securities	12.9
U.S. Treasury Securities	13.7
Mutual Funds	28.3
Short-Term Investments	1.0
Cash, receivables and other assets, less liabilities	0.7 *
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS4

		Average Annual Total Return Ended 10/31/2015
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/19/2012	–9.98%	–0.42%
Class A	12/19/2012	–10.21%	–0.72%
Class C	12/19/2012	–10.92%	–1.49%
Class R6[5]	05/11/2015	–9.88%	–0.39%
With Sales Charge
Class A		–15.35%	–2.75%
Class C		–11.80%	–1.49%
Index
Barclays U.S. 1-10 Year Treasury TIPS Index[1,2]		–1.24%	–1.56%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 3.53%, 3.95% and 4.74% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.00%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ending October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Inflation Managed Fund

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Long Short Fund Commentary (Unaudited)

Neuberger Berman Long Short Fund Institutional Class generated a –1.45% total return for the 12 months ended October 31, 2015 and underperformed its primary benchmark, the HFRX Equity Hedge Index, which returned –0.96% for the period. The Fund also underperformed the S&P 500® Index, which provided a 5.20% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The global financial markets generally posted modest gains during the reporting period. The markets experienced periods of elevated volatility due to mixed economic data, uncertainties surrounding monetary policy, falling commodity prices and a host of geopolitical issues. Economic growth in the U.S. was uneven but remained in expansionary mode while inflation remained benign. During the period, expectations increased that the U.S. Federal Reserve (Fed) was getting closer to raising rates for the first time in nearly a decade. Elsewhere, growth was generally muted in Europe and Japan, whereas China's growth expansion moderated during the period.

We maintained our positive outlook on risk assets such as equities and high yield bonds during the reporting period. This was reflected in the Fund's net notional long exposure, which began the period at approximately 55% net long, then moved to a low of about 50%, before closing the period at roughly 52%. Given our outlook for an ongoing economic expansion in the U.S., we continued to favor more cyclical industries, including those within the Consumer Discretionary and Industrials sectors.

We categorize our long investment exposure into three groups: Capital Growth, Total Return and Opportunistic. During the period we reduced our allocation to Total Return in favor of Capital Growth. We found what seemed to us to be more compelling opportunities in Capital Growth relative to Total Return, as higher interest rates could negatively impact longer duration assets and cash flows. The portfolio's short exposure includes "Fundamental" shorts and "Market" shorts. During the period, our Market shorts consisted primarily of sector-based exchange traded funds, coupled with short futures positions on broad-based U.S. equity indices and U.S. Treasuries. During the period, we found more shorting opportunities based on underlying company fundamentals.

The Fund's aggregate use of derivatives (futures contracts, option contracts and swap contracts) detracted from performance during the period.

Looking ahead, we maintain our view that a mix of higher risk assets such as U.S. equities and high yield bonds can present attractive risk-adjusted returns for those market participants that can afford to take on longer-term time horizons, or who believe in the gradual normalization of future growth. We believe the U.S. economy will continue to grow steadily, while a still highly accommodative Fed may create a longer-than-expected (albeit certainly slower than expected) U.S. business cycle. Should more robust growth eventually appear, we believe markets are much more prepared today for an eventual interest rate hike, especially for monetary tightening related to higher inflation. For now, however, it seems to us that the market worry leans toward too little growth (stagnation) as opposed to too much growth (potential for more inflation).

Sincerely,

CHARLES KANTOR
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Long Short Fund

TICKER SYMBOLS

Institutional Class	NLSIX
Class A	NLSAX
Class C	NLSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	72.1%	(8.0)%
Corporate Debt Securities	4.0	—
Exchange Traded Funds	—	(3.9)
Purchased Options	0.0	—
Short-Term Investments	22.1	—
Cash, receivables and other assets, less liabilities	13.7 *	—
Total	111.9%	(11.9)%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

		Average Annual Total Return Ended 10/31/2015
	Inception Date	1 Year	Life of Fund
At NAV
Institutional Class	12/29/2011	–1.45%	7.07%
Class A	12/29/2011	–1.89%	6.67%
Class C	12/29/2011	–2.56%	5.90%
With Sales Charge
Class A		–7.55%	5.04%
Class C		–3.53%	5.90%
Index
HFRX Equity Hedge Index[1,2]		–0.96%	4.15%
S&P 500® Index[1,2]		5.20%	16.60%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.73%, 2.11% and 2.85% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the annual period ending October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Fund

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Long Short Credit Fund Commentary (Unaudited)

We are pleased to provide the first annual report for Neuberger Berman Long Short Credit Fund, which was launched on June 29, 2015. The Fund seeks total return, including current income, consistent with managing volatility and preservation of capital.

For the period since its inception through October 31, 2015, the Fund's Institutional Class generated a –2.06% total return, resulting in mixed performance versus its benchmarks. During the period, the Fund outperformed the HFRX Fixed Income-Credit Index, which provided a –2.68% return, and the BofA Merrill Lynch U.S. High Yield Master II Index, which provided a –2.69% return. The Fund underperformed the Barclays U.S. Aggregate Bond Index, which provided a 1.88% return. (Performance for all share classes is provided in the table immediately following this letter.)

The credit markets have been quite volatile since June. From June through September, the Merrill Lynch High Yield Index posted four consecutive months of negative returns, only the second time ever that this has occurred, the last time being 1994. U.S. Federal Reserve (Fed) induced macro gyrations, continued concerns over commodity prices, deteriorating growth trajectories in China and a sense of dread on earnings estimates for the third quarter of 2015 all contributed to the volatility. In October, we saw the high yield bond market, together with other risk assets, post a solid rally. Following months of weakness, we believed that risk assets were in a technically oversold position and investor sentiment was as bearish as we can remember. One spark that helped ignite the rally was the weak September payroll numbers, which helped allay concerns of a Fed rate hike. Together with the stabilization in Chinese growth data, we believed that this produced the foundation for the rally. As earnings season in the U.S. progressed and companies began to beat lowered expectations, we saw growth fears further allayed and the rally became a feeding frenzy, culminating in the historic rally.

The Fund's performance during the period was driven by the Energy, Mining and Materials sectors where there was overall downward pressure, as well as the Industrials sector, where we saw some adverse idiosyncratic events.

The Fund's aggregate use of derivatives (such as option contracts, swaptions, futures contracts, swap contracts and forward contracts) as overlay hedges to the portfolio had a negative impact to the Fund's performance.

Looking forward, we will continue to build a portfolio that we believe can capture significant idiosyncratic opportunities. As risk premiums and volatility in credit have increased, we see increased return possibilities. This has far reaching implications. While we can rationalize market behavior, it is not our intent to sell you a series of returns you can buy through the market. Our portfolio is meant to benefit from both long and short fundamental idiosyncratic positioning. We are encouraged by what we believe we can achieve in the current environment and are of the view that the portfolio has the potential to be handsomely rewarded from both our long and short positioning.

Sincerely,

RICK DOWDLE AND NORMAN MILNER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Long Short Credit Fund

TICKER SYMBOLS

Institutional Class	NLNIX
Class A	NLNAX
Class C	NLNCX
Class R6	NRLNX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

	Long	Short
Common Stocks	0.6%	—%
Corporate Debt Securities	26.9	(2.5)
Government Securities	—	(0.7)
Cash, receivables and other assets, less liabilities	75.7 *	—
Total	103.2%	(3.2)%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 10/31/2015 Life of Fund
At NAV
Institutional Class	06/29/2015	–2.06%
Class A	06/29/2015	–2.17%
Class C	06/29/2015	–2.41%
Class R6	06/29/2015	–2.03%
With Sales Charge
Class A		–6.30%
Class C		–3.39%
Index
HFRX Fixed Income-Credit Index[1,2]		–2.68%
Barclays U.S. Aggregate Bond Index[1,2]		1.88%
BofA Merrill Lynch U.S. High Yield Master II Index[1,2]		–2.69%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yields were 1.93%, 1.48%, 0.82% and 2.00% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.47%, 0.82% and 2.32% for Class A, Class C and Class R6 shares, respectively. Absent repayment, the 30-day SEC yield would have been 2.63% for Institutional Class shares.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2015 were 1.52%, 1.89%, 2.64% and 1.45% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios are 1.20%, 1.57%, 2.32% and 1.13% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from June 29, 2015 through October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Long Short Credit Fund

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Multi-Asset Income Fund Commentary (Unaudited)

Since its inception on March 27, 2015 through October 31, 2015, the Neuberger Berman Multi-Asset Income Fund Institutional Class generated a –3.43% total return and underperformed its custom benchmark, a 60/40 combination of the Barclays U.S. Aggregate Bond Index and the S&P 500® Index, which provided a 1.07% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Global equity markets generated mixed returns since the Fund's inception. U.S. stocks outperformed other regions, as non-U.S. developed and emerging markets stocks were challenged. In fixed income markets, non-U.S. developed fixed income was negative and U.S. fixed income was flat. The U.S. continues to be among the strongest developed economies as domestic growth remains positive. The eurozone appears to be benefiting from the European Central Bank's monetary policy actions as business conditions improve amidst lower oil prices and a weaker euro, contributing to increased GDP growth. Japan was aided by stimulus from the Bank of Japan and a weaker yen, but the economy faces threats from slowing growth in China, stagnating business and consumer confidence, and low wage inflation.

Since the Fund's launch, its overweight position to equities contributed positively to performance, as equities outperformed fixed income. Allocations to Master Limited Partnerships and non-U.S. developed equities, however, detracted from performance. Within equities, the Fund's holdings emphasized securities that, in our view, offered the potential for higher yields than the benchmark index. The Fund's underweight position to fixed income contributed positively to performance, but allocations to credit sectors hurt. Within fixed income, the Fund's holdings were focused less on government securities than was the benchmark index. The Fund's aggregate use of derivatives (futures contracts, forward contracts and option contracts), had a positive impact on performance.

Looking ahead, we are optimistic on the global economy, although financial markets remain dynamic and risks, of course, remain. Recent economic data have reflected a more resilient growth backdrop. In the U.S., October's employment report was strong on nearly every metric. Data outside of the U.S. is also showing signs of improvement as purchasing manager indices for China, the eurozone and Japan all rose in October. Overall, we anticipate a more stable growth backdrop in the U.S. and abroad as the positive effects of additional monetary stimulus, low interest rates and low commodity prices work their way through the global economy. We remain constructive on risk asset classes (e.g., high yield bonds, equities, currencies), with a bias towards equities, particularly in the U.S. and Europe, and currently favor credit over developed market government securities. We are cautious on both emerging markets equities and debt.

Sincerely,

ERIK KNUTZEN, BRADLEY TANK, WAI LEE AND AJAY JAIN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Multi-Asset Income Fund

TICKER SYMBOLS

Institutional Class	NANIX
Class A	NANAX
Class C	NANCX
Class R6	NRANX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)

Common Stocks	40.9%
Convertible Bonds	0.3
Exchange Traded Funds	5.7
Mutual Funds	43.3
Preferred Stocks	2.0
U.S. Government Agency Securities	0.8
U.S. Treasury Securities	6.3
Short-Term Investments	1.0
Liabilities, less cash, receivables and other assets	(0.3)*
Total	100.0%

*  Percentage includes appreciation/depreciation from derivatives, if any.

PERFORMANCE HIGHLIGHTS2

	Inception Date	Cumulative Total Return Ended 10/31/2015 Life of Fund
At NAV
Institutional Class	03/27/2015	–3.43%
Class A	03/27/2015	–3.64%
Class C	03/27/2015	–4.07%
Class R6	03/27/2015	–3.39%
With Sales Charge
Class A		–7.70%
Class C		–5.01%
Index
60% Barclays U.S. Aggregate Bond Index and 40% S&P 500 Index[1,2]		1.07%
Barclays U.S. Aggregate Bond Index[1,2]		–0.02%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended October 31, 2015, the 30-day SEC yields were 3.84%, 3.33%, 2.73% and 3.92% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.07%, –0.30%, –0.97% and 0.43% for Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2015 were 1.36%, 1.73%, 2.48% and 1.29% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios are 0.78%, 1.15%, 1.90% and 0.71% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from March 27, 2015 through October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Asset Income Fund

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

Endnotes

1  Please see "Glossary of Indices" on page 22 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index takes into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC* and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

3  During the period from December 29, 2010 through April 30, 2011, Neuberger Berman Global Allocation Fund had only one shareholder and the Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

4  Effective February 28, 2015, Neuberger Berman Inflation Navigator Fund changed its name to Neuberger Berman Inflation Managed Fund.

5  The performance information for Class R6 prior to the class' inception date is that of the Institutional Class of Neuberger Berman Inflation Managed Fund. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

*  On or about January 1, 2016, it is anticipated that Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (NB LLC) will transfer to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provide to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI will be renamed Neuberger Berman Investment Advisers LLC (NBIA). In addition, on the date of the transfer, the services previously provided by NB Alternative Investment Management LLC (NBAIM) will be provided by NBIA.

  NBM currently serves as each Fund's investment manager and administrator and each of NB LLC, NBFI and NBAIM currently serve as certain Funds' adviser or sub-adviser. Following the consolidation, the investment professionals of NBM, NB LLC, NBFI and NBAIM who currently provide services to the Funds under the Agreements will continue to provide the same services, except that they will provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation will not result in any change in the investment processes currently employed by any Fund, the nature or level of services provided to any Fund, or the fees any Fund pays under its Agreements.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Barclays Global Aggregate Index:

The index measures global investment grade debt from twenty-four different local currency markets and includes fixed-rate treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers. The index is largely comprised of three major regional aggregate components: the Barclays U.S. Aggregate Bond Index, the Barclays Pan-European Aggregate Bond Index, and the Barclays Asian-Pacific Aggregate Index. In addition to securities from these three indices, the Barclays Global Aggregate Index also includes investment grade Eurodollar, Euro-Yen, Canadian, and 144A Index-eligible securities not already in these three indices.

Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

60% Barclays U.S. Aggregate Bond Index and 40% S&P 500® Index:	The blended index is composed of 60% Barclays U.S. Aggregate Bond Index (described above) and 40% S&P 500® Index (described on following page), and is rebalanced monthly.
Barclays U.S. 1-10 Year Treasury Inflation-Protected Securities (TIPS) Index:

The index is the 1-10 year component of the Barclays U.S. TIPS Index (Series-L). The Barclays U.S. TIPS Index (Series-L) tracks the performance of inflation-protection securities issued by the U.S. Treasury.

BofA Merrill Lynch U.S. High Yield Index:

The index is an unmanaged market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Qualifying bonds must have at least one year remaining to maturity, a fixed coupon schedule and a minimum amount outstanding of $100 million. Qualifying bonds are capitalization weighted, provided the total allocation to an individual issuer does not exceed 2%.

HFRX Fixed Income-Credit Index:

The index tracks the performance of hedge fund strategies with exposure to credit across a broad continuum of credit sub-strategies, including Corporate, Sovereign, Distressed, Convertible, Asset Backed, Capital Structure Arbitrage, Multi-Strategy and other Relative Value and Event Driven sub-strategies. The investment thesis across all strategies is predicated on realization of a valuation discrepancy between the related credit instruments. Strategies may also include and utilize equity securities, credit derivatives, government fixed income, commodities, currencies or other hybrid securities. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. Constituents are weighted by a representative optimization methodology. The index is rebalanced quarterly.

Glossary of Indices (cont'd)

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

60% MSCI All Country World Index and 40% Barclays Global Aggregate Index:	The blended index is composed of 60% MSCI All Country World Index (described above) and 40% Barclays Global Aggregate Index (described above), and is rebalanced monthly.
MSCI World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. The index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index:

The blended index is composed of 50% MSCI World Index (described above) and 50% J.P. Morgan Global Government Bond Index, and is rebalanced monthly. The J.P. Morgan Global Government Bond Index tracks the performance of local currency denominated bonds issued by developed market governments. The index consists of issues from the following 13 developed international bond markets: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

Russell 3000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the 3,000 largest U.S. public companies based on total market capitalization. The index is rebalanced annually in June.

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2015 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 10/31/15 (Unaudited)

Neuberger Berman Alternative Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(5)
	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15		Expense Ratio	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio
Flexible Select Fund
Institutional Class	$1,000.00	$969.20	$4.12		0.83%	$1,000.00	$1,021.02	$4.03	0.83%
Class A	$1,000.00	$967.40	$5.95		1.20%	$1,000.00	$1,019.16	$6.11	1.20%
Class C	$1,000.00	$963.00	$9.60		1.94%	$1,000.00	$1,015.43	$9.86	1.94%
Global Allocation Fund
Institutional Class	$1,000.00	$943.80	$4.80		0.98%	$1,000.00	$1,020.27	$4.99	0.98%
Class A	$1,000.00	$941.80	$6.56		1.34%	$1,000.00	$1,018.45	$6.82	1.34%
Class C	$1,000.00	$938.20	$10.21		2.09%	$1,000.00	$1,014.67	$10.61	2.09%
Inflation Managed Fund(2)
Institutional Class	$1,000.00	$903.80	$3.41		0.71%	$1,000.00	$1,021.63	$3.62	0.71%
Class A	$1,000.00	$903.40	$5.13		1.07%	$1,000.00	$1,019.81	$5.45	1.07%
Class C	$1,000.00	$899.60	$8.71		1.82%	$1,000.00	$1,016.03	$9.25	1.82%
Class R6	$1,000.00	$907.30	$2.96	(3)	0.65%	$1,000.00	$1,021.93	$3.31	0.65%
Long Short Fund
Institutional Class	$1,000.00	$967.40	$8.18		1.65%	$1,000.00	$1,016.89	$8.39	1.65%
Class A	$1,000.00	$965.60	$10.01		2.02%	$1,000.00	$1,015.02	$10.26	2.02%
Class C	$1,000.00	$962.40	$13.65		2.76%	$1,000.00	$1,011.29	$13.99	2.76%
Long Short Credit Fund
Institutional Class	$1,000.00	$979.40	$3.90	(4)	1.15%	$1,000.00	$1,019.41	$5.85	1.15%
Class A	$1,000.00	$978.30	$5.08	(4)	1.50%	$1,000.00	$1,017.64	$7.63	1.50%
Class C	$1,000.00	$975.90	$7.44	(4)	2.20%	$1,000.00	$1,014.12	$11.17	2.20%
Class R6	$1,000.00	$979.70	$3.66	(4)	1.08%	$1,000.00	$1,019.76	$5.50	1.08%
Multi-Asset Income Fund
Institutional Class	$1,000.00	$954.00	$2.12		0.43%	$1,000.00	$1,023.04	$2.19	0.43%
Class A	$1,000.00	$952.30	$3.94		0.80%	$1,000.00	$1,021.17	$4.08	0.80%
Class C	$1,000.00	$948.60	$7.61		1.55%	$1,000.00	$1,017.39	$7.88	1.55%
Class R6	$1,000.00	$954.40	$1.77		0.36%	$1,000.00	$1,023.39	$1.84	0.36%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Effective February 28, 2015. Formerly, Inflation Navigator Fund through February 27, 2015.

(3)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 174/365 (to reflect the period May 11, 2015 (Commecement of Operations) to October 31, 2015).

(4)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 125/365 (to reflect the period June 29, 2015 (Commecement of Operations) to October 31, 2015).

(5)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

Schedule of Investments Flexible Select Fund 10/31/15

	Number of Shares	Value†
Road & Rail (1.5%)
Avis Budget Group, Inc.	29,916	$1,494,005	*
Semiconductors & Semiconductor Equipment (2.4%)
ASML Holding NV	13,778	1,278,461
NXP Semiconductors NV	13,247	1,037,902	*
		2,316,363
Software (8.8%)
Activision Blizzard, Inc.	90,940	3,161,074
Adobe Systems, Inc.	18,023	1,597,919	*
Check Point Software Technologies Ltd.	8,388	712,477	*
Intuit, Inc.	26,436	2,575,660
Mobileye NV	12,948	589,393	*
		8,636,523
Specialty Retail (2.1%)
Express, Inc.	36,495	704,354	*
Lithia Motors, Inc. Class A	11,493	1,349,163
		2,053,517
Technology Hardware, Storage & Peripherals (4.9%)
Apple, Inc.	24,062	2,875,409
SanDisk Corp.	25,619	1,972,663
		4,848,072
Textiles, Apparel & Luxury Goods (2.3%)
Deckers Outdoor Corp.	22,131	1,231,811	*
Luxottica Group SpA ADR	8,451	592,922
Under Armour, Inc. Class A	4,161	395,628	*
		2,220,361
Trading Companies & Distributors (1.3%)
AerCap Holdings NV	29,921	1,241,721	*
Total Common Stocks (Cost $77,571,601)		83,799,706
Mutual Funds (11.8%)
Neuberger Berman Core Bond Fund Institutional Class	840,510	8,730,925	§§

See Notes to Schedule of Investments

Schedule of Investments Flexible Select Fund (cont'd)

	Number of Shares	Value†
Neuberger Berman Unconstrained Bond Fund Institutional Class	313,065	$2,934,884	§§
Total Mutual Funds (Cost $11,632,509)		11,665,809
Short-Term Investments (3.3%)
State Street Institutional Treasury Money Market Fund Premier Class, 0.00% (Cost $3,211,986)	3,211,986	3,211,986	[d]
Total Investments (100.1%) (Cost $92,416,096)		98,677,501	##
Liabilities, less cash, receivables and other assets [(0.1%)]		(71,343)
Total Net Assets (100.0%)		$98,606,158

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund 10/31/15

	Number of Shares	Value†
Long Positions (109.7%)
Common Stocks (54.6%)
Australia (0.9%)
BHP Billiton Ltd. ADR	906	$29,798	È
Dexus Property Group	3,183	17,473
Echo Entertainment Group Ltd.	4,811	17,388
Fortescue Metals Group Ltd.	9,152	13,523	ØØ
Goodman Group	4,383	18,805
GPT Group	3,587	12,148
Harvey Norman Holdings Ltd.	1,830	5,141
Qantas Airways Ltd.	19,156	53,958	*
Scentre Group	15,512	45,499
		213,733
Austria (0.4%)
OMV AG	1,992	53,010
voestalpine AG	1,075	38,933
		91,943
Belgium (0.2%)
Cie d'Entreprises CFE	130	16,125
D'ieteren SA	662	22,407
		38,532
Canada (1.0%)
Alimentation Couche-Tard, Inc. Class B	456	19,616	ØØ
CGI Group, Inc. Class A	555	20,615	*
Empire Co. Ltd., A Shares	978	20,486
Finning International, Inc.	948	15,152
George Weston Ltd.	134	11,285
H&R Real Estate Investment Trust	1,117	17,922
Hudson's Bay Co.	952	16,549
	Number of Shares	Value†
Kinross Gold Corp.	6,463	$12,999	*ØØ
Loblaw Cos. Ltd.	106	5,585
Magna International, Inc.	528	27,846	ØØ
Metro, Inc.	1,799	51,441
Valeant Pharmaceuticals International, Inc.	72	6,720	*
		226,216
Denmark (0.1%)
AP Moeller— Maersk A/S Class A	9	12,892
AP Moeller— Maersk A/S Class B	5	7,372
		20,264
Finland (0.4%)
Fortum OYJ	1,171	17,577
Orion Oyj Class B	380	13,589
UPM— Kymmene OYJ	2,982	55,910
		87,076
France (0.5%)
Renault SA	715	67,405
Sanofi	160	16,160
Sanofi ADR	831	41,833	ØØ
		125,398
Germany (0.5%)
Daimler AG	295	25,618	ØØ
Freenet AG	795	26,821
Hannover Rueck SE	302	34,936	ØØ
Kabel Deutschland Holding AG	154	19,602	ØØ
Porsche Automobil Holding SE (Preference Shares)	84	3,935
		110,912
Hong Kong (0.3%)
Cathay Pacific Airways Ltd.	6,000	11,869
MTR Corp. Ltd.	2,000	9,074
	Number of Shares	Value†
SmarTone Telecommunications Holdings Ltd.	4,500	$7,909
WH Group Ltd.	32,000	17,605	ñ*
Wharf Holdings Ltd.	4,000	23,853
		70,310
Ireland (0.2%)
Ryanair Holdings PLC	1,566	23,248
Ryanair Holdings PLC ADR	465	36,364
		59,612
Israel (0.7%)
Check Point Software Technologies Ltd.	458	38,902	*ØØ
Teva Pharmaceutical Industries Ltd. ADR	2,319	137,262	g@
		176,164
Italy (1.4%)
ACEA SpA	1,432	20,581
Atlantia SpA	926	25,661
Banca Popolare di Sondrio SCARL	1,079	4,929
Banco Popolare SC	469	7,019	*
Buzzi Unicem SpA	777	13,150
Enel SpA	5,864	27,057	ØØ
Eni SpA	3,089	50,477
ERG SpA	1,603	22,757
Finmeccanica SpA	1,248	16,331	*
Intesa Sanpaolo SpA	2,896	10,089
Luxottica Group SpA	142	9,955
Luxottica Group SpA ADR	461	32,344	ØØ
Mediaset SpA	1,265	6,427
Mediobanca SpA	757	7,617
Recordati SpA	1,606	39,930
Salini Impregilo SpA	2,082	8,631
Societa Iniziative Autostradali e Servizi SpA	1,068	12,249

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value†
UniCredit SpA	1,552	$10,035
Unipol Gruppo Finanziario SpA	3,341	15,577
		340,816
Japan (2.5%)
Alps Electric Co. Ltd.	300	9,312
Dai Nippon Printing Co. Ltd.	1,000	10,342
Daiichi Sankyo Co. Ltd.	800	15,711
Dentsu, Inc.	200	11,244
Fuji Heavy Industries Ltd.	500	19,337
FUJIFILM Holdings Corp.	400	15,955
Iida Group Holdings Co. Ltd.	300	5,623
ITOCHU Corp.	1,100	13,764
Japan Airlines Co. Ltd.	1,500	56,510	ØØ
JX Holdings, Inc.	7,200	28,272
Medipal Holdings Corp.	2,100	36,649
Mitsubishi Corp.	2,500	45,451
Mitsubishi Materials Corp.	8,000	27,907
Mitsubishi UFJ Financial Group, Inc.	1,400	9,054	ØØ
MS&AD Insurance Group Holdings, Inc.	300	8,844
Nippon Telegraph & Telephone Corp.	1,200	43,994
Nippon Yusen KK	10,000	26,164
Nissan Motor Co. Ltd.	1,400	14,513
NTT DOCOMO, Inc.	400	7,790
Otsuka Holdings Co. Ltd.	200	6,656
	Number of Shares	Value†
Resona Holdings, Inc.	6,500	$34,394	ØØ
Sojitz Corp.	10,100	22,215
Sumitomo Corp.	900	9,843
Sumitomo Mitsui Financial Group, Inc.	600	23,936
Tokyo Broadcasting System Holdings, Inc.	1,500	22,286
Tokyo Electric Power Co., Inc.	4,600	31,379	*
Toppan Printing Co. Ltd.	2,000	17,935
Toyota Industries Corp.	200	10,510
		585,590
Netherlands (1.7%)
Aegon NV	868	5,349
AerCap Holdings NV	2,373	98,479	*g@
ASML Holding NV	701	65,046	ÈØØ
Heineken Holding NV	315	25,262	ØØ
ING Groep NV	806	11,730
Koninklijke Ahold NV	1,056	21,506
NN Group NV	1,421	44,644
NXP Semiconductors NV	696	54,532	*
Randstad Holding NV	326	19,476
Royal Dutch Shell PLC, A Shares	1,695	44,160
		390,184
Norway (0.0%)
Telenor ASA	262	4,943
Portugal (0.2%)
EDP—Energias de Portugal SA	4,828	17,881
Jeronimo Martins SGPS SA	470	6,608
Portucel SA	2,834	11,546
		36,035
Singapore (0.2%)
Mapletree Industrial Trust	233	254
	Number of Shares	Value†
Wilmar International Ltd.	20,800	$46,350
		46,604
South Africa (0.1%)
Mondi PLC	1,132	26,246	ØØ
Spain (0.5%)
Abengoa Yield PLC	481	8,913	È
Acciona SA	284	23,894
Gamesa Corporacion Tecnologica SA	1,228	19,425
Iberdrola SA	3,567	25,484
Repsol SA	3,380	42,651
		120,367
Sweden (0.5%)
Boliden AB	1,245	23,841
Skanska AB, B Shares	1,020	19,878	ØØ
Svenska Cellulosa AB SCA, B Shares	357	10,530
Tele2 AB, B Shares	2,294	22,957
Telefonaktiebolaget LM Ericsson B Shares	4,788	46,711
TeliaSonera AB	1,039	5,318
		129,235
Switzerland (1.3%)
Adecco SA	360	26,806	*
Baloise Holding AG	43	5,164
BKW AG	390	14,816
Clariant AG	1,180	21,727	*
Coca-Cola HBC AG	1,043	24,922	*
Flughafen Zuerich AG	27	20,459
Lonza Group AG	316	46,419	*
Novartis AG	54	4,909
Schindler Holding AG	124	20,147
Swiss Life Holding AG	253	60,431	*
Swiss Re AG	539	50,113	ØØ
		295,913
United Kingdom (3.6%)
3i Group PLC	6,820	52,674
Barclays PLC	2,077	7,428
BP PLC	8,033	47,851	ØØ

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value†
BT Group PLC	4,479	$32,107
Carillion PLC	3,893	18,334
Carnival PLC	370	20,631	ØØ
Domino's Pizza Group PLC	1,531	25,750
DS Smith PLC	7,552	45,055
Fiat Chrysler Automobiles NV	2,381	35,137	*
G4S PLC	60	224
GKN PLC	5,138	22,748
Grafton Group PLC	1,434	14,900
Halfords Group PLC	3,120	20,918
Home Retail Group PLC	7,721	13,367
HSBC Holdings PLC	1,304	10,204
Imperial Tobacco Group PLC	566	30,530	ØØ
Inchcape PLC	2,337	28,804	ØØ
J Sainsbury PLC	2,971	12,201
Keller Group PLC	1,916	24,087
Moneysuper- market.com Group PLC	8,548	44,040
National Express Group PLC	9,435	43,548
QinetiQ Group PLC	8,607	29,722
Rentokil Initial PLC	12,573	29,946
Rexam PLC	2,598	21,627	ØØ
Segro PLC	3,205	22,224	ØØ
Taylor Wimpey PLC	10	31
Unilever NV	1,017	45,745	ØØ
William Hill PLC	4,501	22,003
WM Morrison Supermarkets PLC	25,054	65,080
Workspace Group PLC	1,838	27,130
WPP PLC	1,085	24,387
		838,433
United States (37.4%)
Aaron's, Inc.	245	6,044
Abbott Laboratories	440	19,712
	Number of Shares	Value†
Acadia Healthcare Co., Inc.	386	$23,704	*È
Activision Blizzard, Inc.	4,515	156,941	ØØ
Adobe Systems, Inc.	894	79,262	*
Aetna, Inc.	540	61,981	ØØ
Alaska Air Group, Inc.	1,253	95,541	g@
Allergan PLC	217	66,938	*ØØ
Allison Transmission Holdings, Inc.	976	28,011	ØØ
Allscripts Healthcare Solutions, Inc.	3,001	42,194	*È
Alphabet, Inc. Class A	27	19,910	*
Alphabet, Inc. Class C	23	16,349	*
Ambarella, Inc.	156	7,713	*È
Amdocs Ltd.	950	56,591	ØØ
AMERCO	147	59,728	g@
American Express Co.	225	16,484
American Financial Group, Inc.	532	38,405
American International Group, Inc.	1,680	105,941	ÈØØ
Amgen, Inc.	112	17,716
Amicus Therapeutics, Inc.	757	5,678	*È
Anacor Pharmaceuticals, Inc.	316	35,522	*
Anthem, Inc.	114	15,863
Apple, Inc.	1,855	221,672	g@
Arrow Electronics, Inc.	704	38,713	*
Ashland, Inc.	198	21,725	ØØ
Assurant, Inc.	1,752	142,841	g@
Assured Guaranty Ltd.	236	6,476
AT&T, Inc.	2,032	68,092	g@
Avery Dennison Corp.	371	24,104
Avnet, Inc.	1,757	79,821	g@
AVX Corp.	3,792	51,192	g@
Baker Hughes, Inc.	250	13,170
Bank of America Corp.	3,639	61,062	g@
	Number of Shares	Value†
Bank of Hawaii Corp.	130	$8,512
Bank of the Ozarks, Inc.	367	18,357	È
BankUnited, Inc.	3,295	122,508	ØØ
Bemis Co., Inc.	812	37,173
Berkshire Hathaway, Inc. Class B	375	51,007	*g@
Best Buy Co., Inc.	1,044	36,571
Boeing Co.	345	51,084	ÈØØ
Bristol-Myers Squibb Co.	602	39,702
Bunge Ltd.	372	27,141
Burlington Stores, Inc.	804	38,656	*ØØ
CA, Inc.	1,335	36,993	ÈØØ
Cablevision Systems Corp. Class A	374	12,189
Cabot Corp.	703	25,266
Cabot Oil & Gas Corp.	6,229	135,232	g@
Capital One Financial Corp.	402	31,718	ØØ
Carnival Corp.	809	43,751
CDW Corp.	2,031	90,765	g@
Chemtura Corp.	631	20,154	*È
Chimera Investment Corp.	728	10,250
Cigna Corp.	192	25,736
Cintas Corp.	303	28,206	È
Cisco Systems, Inc.	3,874	111,765	g@
Citigroup, Inc.	2,095	111,391	g@
CME Group, Inc.	1,474	139,249	ØØ
Comcast Corp. Class A	285	17,847
Community Health Systems, Inc.	135	3,785	*
Compass Minerals International, Inc.	109	8,855
Computer Sciences Corp.	373	24,838
ConAgra Foods, Inc.	485	19,667
Concho Resources, Inc.	238	27,587	*

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value†
Cooper Tire & Rubber Co.	228	$9,528
Costco Wholesale Corp.	1,046	165,394	g@
CVS Health Corp.	2,485	245,468	g@
Deckers Outdoor Corp.	1,086	60,447	*Èg@
Delta Air Lines, Inc.	1,825	92,783	ØØ
Domtar Corp.	146	6,021
Dynegy, Inc.	640	12,435	*
Edison International	184	11,136
Electronic Arts, Inc.	219	15,783	*È
Ensco PLC Class A	1,102	18,326	È
Entergy Corp.	426	29,036
Eversource Energy	1,230	62,656	g@
Exelon Corp.	668	18,651
FedEx Corp.	388	60,547	g@
Fiserv, Inc.	223	21,522	*
Flowers Foods, Inc.	832	22,464
Foot Locker, Inc.	559	37,872
General Dynamics Corp.	263	39,077	ØØ
General Electric Co.	304	8,792	*
General Motors Co.	233	8,134	*
Genuine Parts Co.	259	23,507
Gilead Sciences, Inc.	211	22,815
GNC Holdings, Inc. Class A	995	29,601	ØØ
Goldman Sachs Group, Inc.	113	21,188	ØØ
Goodyear Tire & Rubber Co	794	26,075
Hartford Financial Services Group,Inc.	248	11,472
Hasbro, Inc.	266	20,437	È
HCA Holdings, Inc.	1,488	102,360	*g@
	Number of Shares	Value†
Health Net, Inc.	87	$5,591	*
Hewlett- Packard Co.	954	25,720
HollyFrontier Corp.	223	10,920
Hologic, Inc.	384	14,922	*
Home Depot, Inc.	500	61,820	g@
ICON PLC	589	37,619	*ØØ
Infinera Corp.	2,716	53,668	*È
Ingredion, Inc.	278	26,427
Intercontinental Exchange, Inc.	404	101,970	g@
Intuit, Inc.	873	85,056	ØØ
Isle of Capri Casinos, Inc.	493	9,431	*
JC Penney Co., Inc.	2,654	24,337	*È
JetBlue Airways Corp.	3,787	94,069	*ØØ
Johnson & Johnson	343	34,653
JPMorgan Chase & Co.	4,122	264,838	ÈØØ
Juniper Networks, Inc.	371	11,646
Keurig Green Mountain, Inc.	320	16,240	È
Kohl's Corp.	105	4,843	È
Kroger Co.	305	11,529
Lamar Advertising Co. Class A	565	31,883
Lennar Corp. Class A	964	48,267	ØØ
Liberty Interactive Corp. QVC Group Class A	1,092	29,888	*ØØ
Liberty Media Corp. Class C	653	25,565	*
Lithia Motors, Inc. Class A	604	70,904	ØØ
LyondellBasell Industries NV Class A	460	42,739	È
Manitowoc Co., Inc.	3,439	52,617	g@
Manpower Group, Inc.	237	21,752
Markit Ltd.	2,305	70,302	*ØØ
Medtronic PLC	96	7,096
Merck & Co., Inc.	379	20,716
MetLife, Inc.	926	46,652	ØØ
Microsoft Corp.	605	31,847	È
Mobileye NV	558	25,400	*
Mondelez International, Inc. Class A	1,411	65,132	g@
	Number of Shares	Value†
News Corp. Class A	1,105	$17,017
NIKE, Inc. Class B	258	33,806
Nuance Communications, Inc.	3,552	60,277	*ÈØØ
O'Reilly Automotive, Inc.	218	60,225	*g@
ONE Gas, Inc.	754	36,825	È
Patterson Cos., Inc.	736	34,886	ÈØØ
PBF Energy, Inc. Class A	166	5,644
People's United Financial, Inc.	1,699	27,099	ÈØØ
PepsiCo, Inc.	164	16,759
Pfizer, Inc.	4,244	143,532	ÈØØ
Pioneer Natural Resources Co.	234	32,091	ØØ
PNC Financial Services Group, Inc.	961	86,740	g@
Popular, Inc.	412	12,183
Priceline Group, Inc.	10	14,542	*
Procter & Gamble Co.	269	20,546
Prologis, Inc.	134	5,726
Prudential Financial, Inc.	365	30,113
Public Service Enterprise Group, Inc.	1,344	55,494	g@
Regions Financial Corp.	705	6,592
Reinsurance Group of America, Inc.	365	32,938
Rite Aid Corp.	1,655	13,041	*
Roper Technologies, Inc.	105	19,567
Rowan Cos. PLC Class A	422	8,305	È
Ryder System, Inc.	319	22,898	È
Sabre Corp.	188	5,512
SanDisk Corp.	2,261	174,097	ØØg@
Schlumberger Ltd.	1,176	91,916	g@
Sensient Technologies Corp.	1,083	70,687	ØØ
Skechers U.S.A., Inc. Class A	229	7,145	*

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value†
Spirit Aero Systems Holdings, Inc. Class A	2,835	$149,518	*ØØ
SS&C Technologies Holdings, Inc.	256	18,982
Stanley Black & Decker, Inc.	304	32,218
Starwood Property Trust, Inc.	1,067	21,436
SunTrust Banks, Inc.	898	37,285
SUPERVALU, Inc.	1,454	9,553	*
SYNNEX Corp.	70	6,191
Synopsys, Inc.	509	25,440	*ØØ
T-Mobile US, Inc.	373	14,133	*
Target Corp.	558	43,066
Teleflex, Inc.	266	35,378	ÈØØ
Telephone & Data Systems, Inc.	1,341	38,406
Teradyne, Inc.	1,190	23,229	g@
Tesoro Corp.	52	5,560
Texas Capital Bancshares, Inc.	326	17,995	*
Texas Instruments, Inc.	635	36,017	ØØ
Thermo Fisher Scientific, Inc.	552	72,191	ØØ
Thomson Reuters Corp.	246	10,091
Time Warner Cable, Inc.	105	19,887
Time Warner, Inc.	681	51,307	g@
Time, Inc.	743	13,805	È
Total System Services, Inc.	736	38,603
Triumph Group, Inc.	399	18,585
Twenty-First Century Fox, Inc. Class A	2,805	86,085	ØØ
Tyler Technologies, Inc.	66	11,244	*
Tyson Foods, Inc. Class A	1,018	45,158	ØØg@
UGI Corp.	768	28,163	ØØ
Under Armour, Inc. Class A	314	29,855	*È
United Continental Holdings, Inc.	354	21,350	*
	Number of Shares	Value†
UnitedHealth Group, Inc.	1,438	$169,368	g@
Universal Health Services, Inc. Class B	53	6,471
Valero Energy Corp.	1,784	117,601	ØØ
VeriFone Systems, Inc.	437	13,171	*
Verizon Communications, Inc.	1,108	51,943	g@
VF Corp.	292	19,716
Voya Financial, Inc.	636	25,803
Wal-Mart Stores, Inc.	237	13,566
Walgreens Boots Alliance, Inc.	129	10,924
Walt Disney Co.	1,045	118,858	ØØ
Waste Management, Inc.	578	31,073	È
Weatherford International PLC	1,971	20,183	*È
Wells Fargo & Co.	2,023	109,525	g@
WhiteWave Foods Co.	629	25,776	*
Whole Foods Market, Inc.	287	8,599
Xerox Corp.	2,122	19,926
Zebra Technologies Corp. Class A	767	58,982	*Èg@
Zimmer Biomet Holdings, Inc.	1,320	138,032	ØØ
		8,817,088
Total Common Stocks (Cost $12,382,770)		12,851,614
	Principal Amount[a]
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (4.6%)
U.S. Treasury Bonds, 5.50%, due 8/15/28	$30,000	40,452
U.S. Treasury Bonds, 4.50%, due 2/15/36	25,000	32,524
	Principal Amount[a]	Value†
U.S. Treasury Bonds, 3.88%, due 8/15/40	$15,000	$17,772
U.S. Treasury Inflation- Indexed Bonds, 0.25%, due 1/15/25	10,062	9,677
U.S. Treasury Inflation- Indexed Bonds, 3.88%, due 4/15/29	36,244	50,216
U.S. Treasury Inflation- Indexed Bonds, 3.38%, due 4/15/32	80,561	111,266
U.S. Treasury Inflation- Indexed Bonds, 2.38%, due 1/15/25	25,286	29,109
U.S. Treasury Inflation- Indexed Bonds, 2.38%, due 1/15/27	41,363	48,524
U.S. Treasury Inflation- Indexed Bonds, 1.75%, due 1/15/28	22,752	25,286
U.S. Treasury Inflation- Indexed Bonds, 2.50%, due 1/15/29	22,201	26,798

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (cont'd)

	Principal Amount[a]	Value†
U.S. Treasury Inflation- Indexed Bonds, 0.63%, due 1/15/24	$51,071	$51,004
U.S. Treasury Inflation- Indexed Bonds, 0.63%, due 2/15/43	72,563	62,633
U.S. Treasury Inflation- Indexed Bonds, 0.13%, due 4/15/17	47,218	47,186
U.S. Treasury Inflation- Indexed Bonds, 2.13%, due 2/15/40	5,513	6,617
U.S. Treasury Inflation- Indexed Notes, 0.13%, due 1/15/22	10,530	10,286
U.S. Treasury Inflation- Indexed Notes, 0.13%, due 1/15/23	25,813	24,962
U.S. Treasury Notes, 4.38%, due 11/15/39	25,000	31,914
U.S. Treasury Notes, 3.00%, due 11/15/44	95,000	96,227
	Principal Amount[a]	Value†
U.S. Treasury Notes, 2.38%, due 8/15/24	$55,000	$56,240
U.S. Treasury Notes, 0.75%, due 2/28/18	65,000	64,805
U.S. Treasury Notes, 2.75%, due 2/15/24	10,000	10,547
U.S. Treasury Notes, 1.13%, due 3/31/20	20,000	19,725
U.S. Treasury Notes, 0.38%, due 3/31/16	215,000	215,115
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $1,109,586)		1,088,885
U.S. Government Agency Securities (0.1%)
United States (0.1%)
Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36 (Cost $35,306)	25,000	33,338
Mortgage-Backed Securities (0.7%)
Fannie Mae (0.3%)
Pass- Through Certificates, 4.50%, TBA, 30 Year Maturity	60,000	65,004	Ø
	Principal Amount[a]		Value†
Freddie Mac (0.4%)
Pass- Through Certificates, 4.00%, TBA, 30 Year Maturity		$85,000	$90,292	Ø
Total Mortgage- Backed Securities (Cost $155,481)			155,296
Government Securities (7.8%)
Sovereign (7.8%)
Australia Government Bond, Senior Unsecured Notes, 2.00%, due 8/21/35	AUD	25,000	21,955
Australia Government Bond, Senior Unsecured Notes, 3.25%, due 4/21/29	AUD	45,000	33,115
Bundes- republik Deutschland, Bonds,, 2.50%, due 7/4/44	EUR	5,000	7,203
Canadian Government Bond, Bonds, 4.25%, due 12/1/21	CAD	22,985	22,427
Canadian Government Bond, Bonds, 4.25%, due 6/1/18	CAD	190,000	158,842
European Investment Bank, Senior Unsecured Euro Medium- Term Notes, 4.63%, due 4/15/20	EUR	55,000	72,946

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (cont'd)

	Principal Amount[a]		Value†
France Government Bond OAT, Bonds, 1.75%, due 11/25/24	EUR	125,000	$150,312
France Government Bond OAT, Unsecured Notes, 0.70%, due 7/25/30	EUR	10,004	12,486	ñ
Ireland Government Bond, Bonds, 2.00%, due 2/18/45	EUR	10,000	10,752
Ireland Government Bond, Bonds, 2.40%, due 5/15/30	EUR	10,000	12,111
Italy Buoni Poliennali Del Tesoro, Bonds, 2.35%, due 9/15/35	EUR	5,963	8,089
Italy Buoni Poliennali Del Tesoro, Bonds, 4.00%, due 2/1/37	EUR	30,000	41,897
Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	EUR	32,517	45,351
	Principal Amount[a]		Value†
Japan Government Ten Year Bond, Senior Unsecured Notes, 0.40%, due 3/20/25	JPY	11,000,000	$92,307
Japan Government Twenty Year Bond, Senior Unsecured Notes, 1.20%, due 3/20/35	JPY	7,000,000	59,610
Mexican Bonos, Senior Unsecured Bonds, Ser. M, 7.75%, due 11/13/42	MXN	690,000	46,875
New Zealand Government Bond, Senior Unsecured Notes, Ser. 423, 5.50%, due 4/15/23	NZD	5,000	3,939
New Zealand Government Bond, Senior Unsecured Notes, 2.00%, due 9/20/25	NZD	20,000	13,966
New Zealand Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/35	NZD	60,000	42,088
	Principal Amount[a]		Value†
New Zealand Government Bond, Senior Unsecured Notes, Ser. 427, 4.50%, due 4/15/27	NZD	120,000	$90,273
South Africa Government Bond, Bonds, Ser. R214, 6.50%, due 2/28/41	ZAR	730,000	39,587
Spain Government Bond, Senior Unsecured Notes, 4.65%, due 7/30/25	EUR	50,000	69,740	ñ
Spain Government Bond, Bonds, 5.15%, due 10/31/44	EUR	15,000	24,188	ñ
Spain Government Inflation Linked Bond, Senior Unsecured Notes, 1.00%, due 11/30/30	EUR	19,925	21,725	ñ
United Kingdom Gilt, Bonds, 1.75%, due 7/22/19	GBP	180,000	284,414
United Kingdom Gilt, Bonds, 4.25%, due 12/7/27	GBP	60,000	114,421

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (cont'd)

	Principal Amount[a]		Value†
United Kingdom Gilt, Bonds, 1.75%, due 9/7/22	GBP	115,000	$179,395
United Kingdom Gilt Inflation Linked Bonds, Senior Unsecured Notes, 0.13%, due 3/22/29	GBP	5,471	9,385
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/44	GBP	42,861	83,889
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.25%, due 3/22/52	GBP	16,098	35,422
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/24	GBP	10,715	17,753
Total Government Securities (Cost $1,873,199)			1,826,463
	Number of Shares
Exchange Traded Funds (2.3%)
iShares 10+ Year Credit Bond ETF		1,900	109,250
	Number of Shares	Value†
iShares Core U.S. Aggregate Bond ETF	477	$52,208
iShares iBoxx $ Investment Grade Corporate Bond ETF	500	58,210
iShares MSCI ACWI ETF	2,689	156,150
SPDR Barclays International Treasury Bond ETF	1,001	52,342
SPDR Barclays Long Term Corporate Bond ETF	2,700	104,922
Total Exchange Traded Funds (Cost $535,388)		533,082
Mutual Funds (36.9%)
Neuberger Berman Emerging Markets Debt Fund Institutional Class	76,021	639,154	§§ØØ
Neuberger Berman Emerging Markets Equity Fund Institutional Class	156,647	2,297,680	§§ØØ
Neuberger Berman High Income Bond Fund Institutional Class	134,797	1,147,477	§§ØØ
Neuberger Berman International Equity Fund Institutional Class	265,492	2,960,732	§§ØØ
Neuberger Berman Long Short Credit Fund Institutional Class	105,628	1,029,765	§§ØØ
	Number of Shares	Value†
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	101,752	$630,506	*§§ØØ
Total Mutual Funds (Cost $9,022,784)		8,705,314
Redeemable Preference Shares (0.0%)
Ireland (0.0%)
Ryanair Holdings PLC, B Shares (Cost $522)	1,607	520	Ñf*
Short-Term Investments (2.7%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.15% (Cost $642,894)	642,894	642,894	dØØ
Total Long Positions (109.7%) (Cost $25,757,930)		25,837,406	##
Short Positions (see summary below) ((15.7)%)		(3,689,915)
Cash, receivables and other assets, less liabilities (6.0%)		1,410,776	[e]
Total Net Assets (100.0%)		$23,558,267
Short Positions ((15.7)%)‡g
Common Stocks Sold Short (15.6%)
Australia (0.3%)
AMP Ltd.	(2,371)	(9,616)
BHP Billiton PLC	(761)	(12,207)
Commonwealth Bank of Australia	(194)	(10,534)
CSL Ltd.	(176)	(11,699)
Sydney Airport	(2,679)	(12,243)
Transurban Group	(1,774)	(13,145)
		(69,444)

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value†
Belgium (0.1%)
Anheuser- Busch InBev NV	(164)	$(19,603)
Canada (0.4%)
Element Financial Corp.	(955)	(12,350)*
Enbridge, Inc.	(270)	(11,541)
Gildan Activewear, Inc.	(438)	(12,592)
IGM Financial, Inc.	(543)	(15,697)
MacDonald Dettwiler & Associates Ltd.	(208)	(12,398)
Open Text Corp.	(319)	(14,786)
Peyto Exploration & Development Corp.	(500)	(10,324)
Potash Corp. of Saskatchewan, Inc.	(583)	(11,806)
		(101,494)
Chile (0.1%)
Antofagasta PLC	(2,247)	(18,238)
France (0.7%)
Accor SA	(436)	(21,690)
Bureau Veritas SA	(1,007)	(22,778)
Edenred	(520)	(9,564)
Essilor International SA	(173)	(22,753)
Imerys SA	(266)	(18,220)
Ingenico Group SA	(121)	(14,290)
Pernod Ricard SA	(187)	(22,044)
Remy Cointreau SA	(233)	(16,242)
Sodexo SA	(174)	(15,493)
		(163,074)
Germany (0.8%)
Bayer AG	(128)	(17,081)
Beiersdorf AG	(227)	(21,575)
HUGO BOSS AG	(150)	(15,437)
LEG Immobilien AG	(259)	(20,663)*
MTU Aero Engines AG	(179)	(16,568)
	Number of Shares	Value†
SAP SE	(302)	$(23,871)
Symrise AG	(359)	(23,647)
TUI AG	(786)	(14,649)
United Internet AG	(363)	(18,863)
Vonovia SE	(605)	(20,185)
		(192,539)
Hong Kong (0.2%)
ASM Pacific Technology Ltd.	(1,400)	(9,941)
Haitong International Securities Group Ltd.	(24,000)	(13,355)
Hong Kong & China Gas Co. Ltd.	(6,000)	(12,180)
		(35,476)
Ireland (0.1%)
Glanbia PLC	(1,039)	(20,154)
James Hardie Industries PLC	(1,097)	(14,201)
		(34,355)
Italy (0.2%)
Brunello Cucinelli SpA	(827)	(14,978)
Salvatore Ferragamo SpA	(697)	(18,932)
Yoox Net-A- Porter Group SpA	(327)	(11,093)*
		(45,003)
Japan (0.8%)
Honda Motor Co. Ltd.	(490)	(16,210)
Hulic Co. Ltd.	(1,813)	(16,933)
Inpex Corp.	(2,207)	(21,037)
Kubota Corp.	(1,000)	(15,502)
Odakyu Electric Railway Co. Ltd.	(2,428)	(23,733)
Oji Holdings Corp.	(4,000)	(20,716)
SoftBank Group Corp.	(400)	(22,411)
Sumitomo Realty & Development Co. Ltd.	(1,000)	(32,928)
Takeda Pharmaceutical Co. Ltd.	(338)	(16,505)
		(185,975)
	Number of Shares	Value†
Jordan (0.1%)
Hikma Pharmaceuticals PLC	(564)	$(18,815)
Mexico (0.1%)
Fresnillo PLC	(2,353)	(26,480)
Netherlands (0.2%)
Arcadis NV	(881)	(22,234)
ASML Holding NV	(161)	(14,980)
OCI NV	(494)	(13,974)*
		(51,188)
Singapore (0.1%)
Global Logistic Properties Ltd.	(9,400)	(15,034)
StarHub Ltd.	(5,200)	(13,340)
		(28,374)
South Africa (0.1%)
Randgold Resources Ltd.	(329)	(22,154)
Spain (0.4%)
Banco Bilbao Vizcaya Argentaria SA	(1,096)	(9,449)
Ferrovial SA	(750)	(18,936)
Gas Natural SDG SA	(917)	(19,875)
Red Electrica Corp. SA	(265)	(23,371)
Zardoya Otis SA	(1,727)	(21,270)
		(92,901)
Sweden (0.4%)
Alfa Laval AB	(1,261)	(22,184)
Assa Abloy AB, B Shares	(903)	(17,968)
Hennes & Mauritz AB, B shares	(522)	(20,303)
Lundin Petroleum AB	(1,644)	(23,764)*
Meda AB, A Shares	(742)	(10,917)
		(95,136)
Switzerland (0.6%)
Cie Financiere Richemont SA	(263)	(22,563)
LafargeHolcim Ltd.	(337)	(19,008)*
Nestle SA	(255)	(19,503)
Roche Holding AG	(64)	(17,372)
SGS SA	(12)	(22,872)

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value†
Syngenta AG	(57)	$(19,191)
Wolseley PLC	(261)	(15,358)
		(135,867)
United Kingdom (2.3%)
Admiral Group PLC	(557)	(13,850)
Amec Foster Wheeler PLC	(1,671)	(18,315)
AO World PLC	(4,510)	(11,013)*
Associated British Foods PLC	(385)	(20,506)
AVEVA Group PLC	(471)	(14,914)
Babcock International Group PLC	(1,229)	(18,264)
British American Tobacco PLC	(307)	(18,266)
BTG PLC	(1,907)	(16,228)*
Bunzl PLC	(643)	(18,427)
Burberry Group PLC	(634)	(12,980)
Compass Group PLC	(1,260)	(21,736)
Diageo PLC	(761)	(22,038)
Drax Group PLC	(2,924)	(11,747)
Hammerson PLC	(1,713)	(16,808)
Hargreaves Lansdown PLC	(714)	(15,894)
Imagination Technologies Group PLC	(3,570)	(12,190)*
Informa PLC	(2,031)	(17,784)
Inmarsat PLC	(1,024)	(15,549)
InterContinental Hotels Group PLC	(404)	(16,199)
Intertek Group PLC	(434)	(17,563)
Kier Group PLC	(904)	(19,190)
Pearson PLC	(1,003)	(13,321)
Pennon Group PLC	(1,478)	(18,479)
Petrofac Ltd.	(1,103)	(14,334)
RELX PLC	(1,318)	(23,610)
Rolls-Royce Holdings PLC	(1,840)	(19,501)
Rotork PLC	(6,897)	(19,925)
Smith & Nephew PLC	(1,239)	(21,201)
Telecity Group PLC	(1,074)	(19,454)
	Number of Shares	Value†
United Utilities Group PLC	(1,349)	$(20,557)
Weir Group PLC	(853)	(14,031)
Whitbread PLC	(264)	(20,211)
		(554,085)
United States (7.6%)
Adobe Systems, Inc.	(229)	(20,303)*
Affiliated Managers Group, Inc.	(88)	(15,863)*
Alliance Data Systems Corp.	(85)	(25,271)*
Amazon.com, Inc.	(33)	(20,655)*
American Tower Corp.	(205)	(20,957)
American Water Works Co., Inc.	(386)	(22,141)
AMETEK, Inc.	(412)	(22,586)
Amphenol Corp. Class A	(396)	(21,471)
Anadarko Petroleum Corp.	(309)	(20,666)
Analog Devices, Inc.	(337)	(20,260)
Annaly Capital Management, Inc.	(1,904)	(18,945)
Becton Dickinson and Co.	(137)	(19,525)
Brown & Brown, Inc.	(401)	(12,940)
Brown-Forman Corp. Class B	(181)	(19,219)
Chevron Corp.	(270)	(24,538)
Coca-Cola Co.	(329)	(13,933)
Colgate Palmolive Co.	(301)	(19,971)
ConocoPhillips	(419)	(22,354)
CONSOL Energy, Inc.	(1,115)	(7,426)
Cooper Cos., Inc.	(129)	(19,654)
CoStar Group, Inc.	(100)	(20,307)*
Crown Holdings, Inc.	(445)	(23,603)*
Dominion Resources, Inc.	(322)	(23,000)
Donaldson Co., Inc.	(721)	(21,774)
	Number of Shares	Value†
Emerson Electric Co.	(280)	$(13,224)
Exxon Mobil Corp.	(294)	(24,326)
Facebook, Inc. Class A	(218)	(22,229)*
Fastenal Co.	(572)	(22,399)
Federal Realty Investment Trust	(143)	(20,519)
FleetCor Technologies, Inc.	(152)	(22,019)*
General Electric Co.	(527)	(15,241)
Graco, Inc.	(332)	(24,369)
Hershey Co.	(240)	(21,286)
Howard Hughes Corp.	(166)	(20,514)*
Hudson City Bancorp, Inc.	(1,733)	(17,538)
IDEX Corp.	(305)	(23,412)
IDEXX Laboratories, Inc.	(279)	(19,145)*
ITC Holdings Corp.	(700)	(22,904)
J.B. Hunt Transport Services, Inc.	(213)	(16,267)
J.M. Smucker Co.	(175)	(20,543)
Kansas City Southern	(227)	(18,786)
Kennedy- Wilson Holdings, Inc.	(629)	(15,423)
Kimberly-Clark Corp.	(182)	(21,787)
Kinder Morgan, Inc.	(605)	(16,547)
KLA-Tencor Corp.	(400)	(26,848)
Lennox International, Inc.	(180)	(23,906)
Macquarie Infrastructure Corp.	(265)	(21,081)
Martin Marietta Materials, Inc.	(114)	(17,687)
MasterCard, Inc. Class A	(238)	(23,560)
McDonald's Corp.	(158)	(17,735)
Medtronic PLC	(279)	(20,624)
Monsanto Co.	(228)	(21,254)

See Notes to Schedule of Investments

Schedule of Investments Global Allocation Fund (cont'd)

	Number of Shares	Value†
National Fuel Gas Co.	(395)	$(20,749)
Netflix, Inc.	(154)	(16,690)*
Newell Rubbermaid, Inc.	(499)	(21,173)
Nordson Corp.	(344)	(24,507)
Oracle Corp.	(541)	(21,012)
Paychex, Inc.	(356)	(18,362)
Plum Creek Timber Co., Inc.	(463)	(18,863)
PPG Industries, Inc.	(233)	(24,293)
Precision Castparts Corp.	(97)	(22,389)
Priceline Group, Inc.	(18)	(26,176)*
PTC, Inc.	(689)	(24,418)*
QUALCOMM, Inc.	(379)	(22,520)
Realty Income Corp.	(474)	(23,444)
Restoration Hardware Holdings, Inc.	(141)	(14,536)*
Rice Energy, Inc.	(535)	(8,164)*
Sempra Energy	(242)	(24,783)
Signet Jewelers Ltd.	(158)	(23,849)
Sirius XM Holdings, Inc.	(4,603)	(18,780)*
Solera Holdings, Inc.	(315)	(17,218)
Southern Co.	(516)	(23,272)
Southern Copper Corp.	(830)	(23,041)
Starbucks Corp.	(353)	(22,087)
Stericycle, Inc.	(153)	(18,570)*
TFS Financial Corp.	(985)	(17,297)
Toro Co.	(315)	(23,710)
Tyco International PLC	(603)	(21,973)
Under Armour, Inc. Class A	(233)	(22,154)*
Union Pacific Corp.	(188)	(16,798)
United Technologies Corp.	(155)	(15,254)
Ventas, Inc.	(359)	(19,285)
Vornado Realty Trust	(218)	(21,920)
	Number of Shares	Value†
WEC Energy Group, Inc.	(445)	$(22,944)
WhiteWave Foods Co.	(412)	(16,884	)*
Williams Cos., Inc.	(471)	(18,576)
WR Grace & Co.	(226)	(22,668	)*
Wynn Resorts Ltd.	(215)	(15,039)
		(1,781,933)
Total Common Stocks Sold Short (Proceeds $(3,586,664))		(3,672,134)
Redeemable Preference Shares Sold Short (0.0%)
United Kingdom (0.0%)
Rolls-Royce Holdings PLC, C Shares (Proceeds $(263))	(170,568)	(263	)Ñ*[f]
Rights Sold Short (0.1%)
United States (0.1%)
Furiex Pharmaceuticals, Inc. (Proceeds $(17,518))	(1,793)	(17,518	)Ñ*[f]
Total Short Positions (Proceeds $(3,604,445))		(3,689,915)

See Notes to Schedule of Investments

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Mutual Funds	$8,705,314	36.9%
Government Securities	1,826,463	7.8%
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	1,088,885	4.6%
Diversified Financial Services	755,321	3.2%
Food & Staples Retailing	691,882	2.9%
Insurance	639,896	2.7%
Oil, Gas & Consumable Fuels	623,813	2.6%
Software	586,127	2.5%
Media	556,787	2.4%
Exchange Traded Funds	533,082	2.3%
Pharmaceuticals	526,014	2.2%
Airlines	486,212	2.1%
Health Care Providers & Services	479,923	2.0%
Computers & Peripherals	421,489	1.8%
Aerospace & Defense	402,796	1.7%
Commercial Banks	370,022	1.6%
Food Products	357,705	1.5%
Specialty Retail	286,083	1.2%
Electric Utilities	279,567	1.2%
Electronic Equipment, Instruments & Components	275,994	1.2%
Communications Equipment	223,790	0.9%
Health Care Equipment & Supplies	215,140	0.9%
Diversified Telecommunication Services	206,397	0.9%
Chemicals	202,298	0.9%
Textiles, Apparel & Luxury Goods	193,268	0.8%
Semiconductors & Semiconductor Equipment	186,537	0.8%
IT Services	180,852	0.8%
Automobiles	174,079	0.7%
Life Science Tools & Services	156,229	0.7%
Mortgage-Backed Securities	155,296	0.7%
Metals & Mining	155,856	0.7%
Energy Equipment & Services	151,900	0.6%
Thrifts & Mortgage Finance	149,607	0.6%
Commercial Services & Supplies	141,830	0.6%
Real Estate Investment Trusts	138,495	0.6%
Road & Rail	135,248	0.6%
Machinery	132,993	0.6%
Multiline Retail	132,592	0.6%
Wireless Telecommunication Services	118,016	0.5%
Hotels, Restaurants & Leisure	116,951	0.5%
Trading Companies & Distributors	106,425	0.5%
Containers & Packaging	103,855	0.4%
Paper & Forest Products	99,723	0.4%
Auto Components	96,707	0.4%
Construction & Engineering	87,055	0.4%
Biotechnology	81,731	0.3%
Capital Markets	81,479	0.3%
Internet Software & Services	80,299	0.3%
Office Electronics	78,908	0.3%
Multi-Utilities	76,075	0.3%
Distributors	74,718	0.3%
Beverages	66,943	0.3%
Gas Utilities	64,988	0.3%

See Notes to Schedule of Investments

LONG POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED) (cont'd)

Industry	Investments at Value†	Percentage of Net Assets
Household Durables	$64,451	0.3%
Pharmaceutical	62,297	0.3%
Air Freight & Logistics	60,547	0.3%
Transportation	58,369	0.2%
Banks	55,985	0.2%
Consumer Finance	48,202	0.2%
Marine	46,428	0.2%
Professional Services	46,282	0.2%
Retail REITs	45,499	0.2%
Health Care Technology	42,194	0.2%
Retail	37,872	0.2%
U.S. Government Agency Securities	33,338	0.1%
Tobacco	30,530	0.1%
Industrial Conglomerates	28,359	0.1%
Industrial & Office REITs	27,950	0.1%
Internet & Catalog Retail	27,909	0.1%
Real Estate Holding & Development	23,853	0.1%
Casinos & Gaming	22,003	0.1%
Business Services	21,752	0.1%
Independent Power and Renewable Electricity Producers	21,348	0.1%
Household Products	20,546	0.1%
Leisure Equipment & Products	20,437	0.1%
Heavy Electrical Equipment	19,425	0.1%
Diversified REITs	18,805	0.1%
Technology Hardware, Storage & Peripherals	15,955	0.1%
Capital Goods	14,900	0.1%
Materials	13,150	0.1%
Medical Services	6,471	0.0%
Short-Term Investments and Other Assets-Net	2,053,670	8.7%
Short Positions (see summary on the next page)	(3,689,915)	(15.7)%
	$23,558,267	100.0%

See Notes to Schedule of Investments

SHORT POSITIONS BY INDUSTRY GLOBAL ALLOCATION FUND (UNAUDITED)

Industry	Investments at Value†	Percentage of Net Assets
Machinery	$(210,684)	(0.9)%
Oil, Gas & Consumable Fuels	(209,263)	(0.9)%
Hotels, Restaurants & Leisure	(164,839)	(0.7)%
Real Estate Investment Trusts	(160,741)	(0.7)%
Real Estate Management & Development	(141,680)	(0.6)%
Chemicals	(136,833)	(0.6)%
Software	(136,522)	(0.6)%
Health Care Equipment & Supplies	(122,902)	(0.5)%
Textiles, Apparel & Luxury Goods	(119,636)	(0.5)%
Food Products	(118,876)	(0.5)%
Pharmaceuticals	(114,436)	(0.5)%
Beverages	(113,079)	(0.5)%
Metals & Mining	(102,120)	(0.4)%
IT Services	(89,212)	(0.4)%
Aerospace & Defense	(86,373)	(0.4)%
Internet & Catalog Retail	(85,627)	(0.4)%
Semiconductors & Semiconductor Equipment	(84,219)	(0.4)%
Internet Software & Services	(80,853)	(0.3)%
Road & Rail	(75,584)	(0.3)%
Media	(73,495)	(0.3)%
Multi-Utilities	(70,727)	(0.3)%
Electric Utilities	(69,547)	(0.3)%
Materials	(69,116)	(0.3)%
Commercial Services & Supplies	(68,371)	(0.3)%
Professional Services	(63,213)	(0.3)%
Water Utilities	(61,177)	(0.3)%
Capital Markets	(60,809)	(0.3)%
Construction & Engineering	(60,360)	(0.3)%
Specialty Retail	(58,688)	(0.2)%
Trading Companies & Distributors	(56,184)	(0.2)%
Gas Utilities	(52,804)	(0.2)%
Transportation	(46,469)	(0.2)%
Building Products	(41,874)	(0.2)%
Household Products	(41,758)	(0.2)%
Insurance	(36,406)	(0.1)%
Electrical Equipment	(35,810)	(0.1)%
Electronic Equipment, Instruments & Components	(35,761)	(0.1)%
Wireless Telecommunication Services	(35,751)	(0.1)%
Thrifts & Mortgage Finance	(34,835)	(0.1)%
Energy Equipment & Services	(32,649)	(0.1)%
Containers & Packaging	(23,603)	(0.1)%
Communications Equipment	(22,520)	(0.1)%
Personal Products	(21,575)	(0.1)%
Household Durables	(21,173)	(0.1)%
Paper & Forest Products	(20,716)	(0.1)%
Banks	(19,983)	(0.1)%
Tobacco	(18,266)	(0.1)%
Automobiles	(16,210)	(0.1)%
Diversified Telecommunication Services	(15,549)	(0.1)%
Industrial Conglomerates	(15,241)	(0.1)%
Diversified Financial Services	(12,350)	(0.1)%
Independent Power and Renewable Electricity Producers	(11,747)	0.0%
Biotechnology	(11,699)	0.0%
Total Common Stocks Sold Short	$(3,689,915)	(15.7)%

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fundb 10/31/15

	Number of Shares	Value†
Common Stocks (43.4%)
Chemicals (8.1%)
Air Products & Chemicals, Inc.	606	$84,222
Airgas, Inc.	154	14,809
Celanese Corp. Class A	81	5,755
CF Industries Holdings, Inc.	740	37,570
Chase Corp.	102	4,530	*
Chemtura Corp.	77	2,459	*
Core Molding Technologies, Inc.	135	2,705	*
Dow Chemical Co.	3,587	185,340
E.I. du Pont de Nemours & Co.	3,018	191,341
Eastman Chemical Co.	484	34,930
Ecolab, Inc.	796	95,799
FMC Corp.	207	8,427
FutureFuel Corp.	185	2,851
Hawkins, Inc.	80	3,315
Innophos Holdings, Inc.	22	935
International Flavors & Fragrances, Inc.	206	23,908
KMG Chemicals, Inc.	77	1,620
Kraton Performance Polymers, Inc.	197	4,017	*
Kronos Worldwide, Inc.	74	585
LSB Industries, Inc.	117	1,831	*
LyondellBasell Industries NV Class A	1,342	124,685
Monsanto Co.	1,519	141,601
Mosaic Co.	1,017	34,364
	Number of Shares	Value†
OMNOVA Solutions, Inc.	1,168	$8,386	*
PPG Industries, Inc.	823	85,806
Praxair, Inc.	720	79,985
Rayonier Advanced Materials, Inc.	137	1,263
Sensient Technologies Corp.	93	6,070
Sherwin- Williams Co.	241	64,306
Sigma- Aldrich Corp.	253	35,349
Stepan Co.	64	3,388
Trecora Resources	292	4,158	*
Tredegar Corp.	148	2,111
Trinseo SA	190	6,166	*
		1,304,587
Construction Materials (0.4%)
Martin Marietta Materials, Inc.	147	22,807
United States Lime & Minerals, Inc.	16	782
US Concrete, Inc.	18	998	*
Vulcan Materials Co.	367	35,445
		60,032
Containers & Packaging (0.9%)
AEP Industries, Inc.	38	3,040	*
AptarGroup, Inc.	37	2,722
Avery Dennison Corp.	352	22,869
Ball Corp.	364	24,934
Greif, Inc. Class A	52	1,705
Owens- Illinois, Inc.	520	11,206	*
Sealed Air Corp.	621	30,503
	Number of Shares	Value†
WestRock Co.	835	$44,890
		141,869
Electric Utilities (0.3%)
NextEra Energy, Inc.	450	46,197
Energy Equipment & Services (1.8%)
Baker Hughes, Inc.	616	32,451
Bristow Group, Inc.	110	3,820
Cameron International Corp.	162	11,018	*
Ensco PLC Class A	839	13,952
FMC Technologies, Inc.	226	7,645	*
Halliburton Co.	1,120	42,986
Hornbeck Offshore Services, Inc.	219	2,959	*
ION Geophysical Corp.	3,839	1,420	*
Key Energy Services, Inc.	3,104	1,631	*
National Oilwell Varco, Inc.	498	18,745
Noble Corp. PLC	580	7,813
PHI, Inc.	419	7,978	*
Schlumberger Ltd.	1,570	122,711
Superior Energy Services, Inc.	389	5,508
Tesco Corp.	487	3,896
		284,533
Gas Utilities (0.4%)
Suburban Propane Partners LP	1,750	60,200
Hotels, Restaurants & Leisure (1.2%)
Cedar Fair LP	3,000	168,000
Starwood Hotels & Resorts Worldwide, Inc.	340	27,156
		195,156
Independent Power and Renewable Electricity Producers (0.5%)
NRG Yield, Inc. Class C	6,000	86,640

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fundb (cont'd)

	Number of Shares	Value†
Metals & Mining (0.8%)
Alcoa, Inc.	3,947	$35,247
Century Aluminum Co.	106	384	*
Cliffs Natural Resources, Inc.	103	284
Commercial Metals Co.	175	2,515
Freeport- McMoRan, Inc.	2,437	28,683
Haynes International	71	2,801
Newmont Mining Corp.	1,250	24,325	ØØ
Nucor Corp.	854	36,124
Real Industry, Inc.	94	893	*
Reliance Steel & Aluminum Co.	11	660
Schnitzer Steel Industries, Inc. Class A	51	860
United States Steel Corp.	50	584
		133,360
Multi-Utilities (0.5%)
Sempra Energy	850	87,048
Oil, Gas & Consumable Fuels (19.0%)
Alliance Holdings GP LP	4,000	117,040
Alon USA Energy, Inc.	179	2,998
Anadarko Petroleum Corp.	655	43,806
Apache Corp.	538	25,356
Ardmore Shipping Corp.	230	3,301
Cabot Oil & Gas Corp.	231	5,015
Chesapeake Energy Corp.	637	4,542
Chevron Corp.	2,596	235,924
Cimarex Energy Co.	95	11,216
Clean Energy Fuels Corp.	615	3,475	*
ConocoPhillips	1,599	85,307
	Number of Shares	Value†
Crestwood Equity Partners LP	31,450	$90,890
Devon Energy Corp.	590	24,739
Energy Transfer Equity LP	9,200	198,260
Energy Transfer Partners LP	3,850	170,016
Enterprise Products Partners LP	7,700	212,751
EOG Resources, Inc.	678	58,206
EQT Corp.	153	10,109
Exxon Mobil Corp.	5,556	459,703	ØØ
Hess Corp.	311	17,481
Kinder Morgan, Inc.	2,109	57,681
Marathon Oil Corp.	905	16,634
Marathon Petroleum Corp.	753	39,005
Navios Maritime Acquisition Corp.	1,206	4,317
Newfield Exploration Co.	318	12,780	*
Noble Energy, Inc.	526	18,852
NuStar GP Holdings LLC	2,700	78,867
Occidental Petroleum Corp.	1,029	76,702
ONEOK, Inc.	2,604	88,328
PBF Energy, Inc. Class A	115	3,910
Phillips 66	745	66,342
Pioneer Natural Resources Co.	175	24,000
Renewable Energy Group, Inc.	332	2,619	*
REX American Resources Corp.	93	5,107	*
Ship Finance International Ltd.	258	4,409
	Number of Shares	Value†
Southwestern Energy Co.	323	$3,566	*
Spectra Energy Corp.	5,136	146,736
Teekay Corp.	3,200	102,816
Teekay LNG Partners LP	4,900	121,716
Teekay Tankers Ltd. Class A	448	3,423
Tesoro Corp.	182	19,461
Valero Energy Corp.	716	47,199
Western Gas Partners LP	3,400	173,808
Williams Cos., Inc.	4,296	169,434
		3,067,847
Paper & Forest Products (0.4%)
Domtar Corp.	139	5,732
International Paper Co.	1,234	52,680
Resolute Forest Products, Inc.	68	508	*
Wausau Paper Corp.	140	1,429
		60,349
Real Estate Investment Trusts (8.9%)
American Homes 4 Rent Class A	1,459	24,074
American Tower Corp.	842	86,078
AvalonBay Communities, Inc.	424	74,128
Boston Properties, Inc.	557	70,098
CoreSite Realty Corp.	415	22,804
Crown Castle International Corp.	644	55,036
DCT Industrial Trust, Inc.	415	15,405
Digital Realty Trust, Inc.	308	22,780
Douglas Emmett, Inc.	796	24,318
Equinix, Inc.	131	38,865
Equity Commonwealth	674	19,351	*
Equity Lifestyle Properties, Inc.	321	19,414

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fundb (cont'd)

	Number of Shares	Value†
Equity Residential	1,214	$93,866
Essex Property Trust, Inc.	264	58,196
Extra Space Storage, Inc.	213	16,878
Federal Realty Investment Trust	278 1,377	39,890 39,864
General Growth Properties, Inc.
HCP, Inc.	583	21,688	ØØ
Host Hotels & Resorts, Inc.	1,907	33,048
Hudson Pacific Properties, Inc.	371	10,599
Kimco Realty Corp.	1,471	39,379
LaSalle Hotel Properties	440	12,940
National Retail Properties, Inc.	692	26,296
OMEGA Healthcare Investors, Inc.	680	23,474
Plum Creek Timber Co., Inc.	376	15,318
Prologis, Inc.	1,132	48,370
Public Storage	387	88,801
Regency Centers Corp.	403	27,388
Simon Property Group, Inc.	735	148,073
SL Green Realty Corp.	314	37,247
Sovran Self Storage, Inc.	159	15,879
Taubman Centers, Inc.	265	20,400
Ventas, Inc.	876	47,059
Vornado Realty Trust	307	30,869
Welltower, Inc.	492	31,916
Weyerhaeuser Co.	1,072	31,442
		1,431,231
	Number of Shares		Value†
Real Estate Management & Development (0.2%)
Brookfield Asset Management, Inc. Class A		741	$25,913
Forest City Enterprises, Inc. Class A		735	16,243	*
			42,156
Total Common Stocks (Cost $7,499,630)			7,001,205
	Principal Amount[a]
Government Securities (12.9%)
Sovereign (12.9%)
Australia Government Bond, Senior Unsecured Notes, 2.00%, due 8/21/35	AUD	160,000	140,510
Canadian Government Bond, Bonds, 1.50%, due 12/1/44	CAD	66,073	59,018
France Government Bond OAT, Unsecured Notes, 0.70%, due 7/25/30	EUR	75,024	93,639	ñ
Italy Buoni Poliennali Del Tesoro, Bonds, 2.55%, due 9/15/41	EUR	162,585	226,752
Mexican Bonos, Bonds, Ser. M, 7.75%, due 11/13/42	MXN	1,805,000	122,622
New Zealand Government Bond, Senior Unsecured Notes, 2.00%, due 9/20/25	NZD	248,670	173,640
	Principal Amount[a]		Value†
New Zealand Government Bond, Senior Unsecured Notes, 2.50%, due 9/20/35	NZD	325,000	$227,975
South Africa Government Bond, Bonds, 6.50%, due 2/28/41	ZAR	1,800,000	97,612
Spain Government Inflation Linked Bond, Senior Unsecured Notes, 1.00%, due 11/30/30	EUR	114,566	124,920	ñ
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/24	GBP	101,803	168,664
United Kingdom Gilt Inflation Linked Bonds, Bonds, 0.13%, due 3/22/44	GBP	182,158	356,528
United Kingdom Gilt Inflation Linked Bonds, Senior Unsecured Notes, 0.13%, due 3/22/29	GBP	21,882	37,541
United Kingdom Gilt Inflation Linked, Bonds, 0.25%, due 3/22/52	GBP	112,683	247,955
Total Government Securities (Cost $2,178,819)			2,077,376

See Notes to Schedule of Investments

Schedule of Investments Inflation Managed Fundb (cont'd)

	Principal Amount[a]	Value†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (13.7%)
U.S. Treasury Inflation- Indexed Bonds, 0.13%, due 1/15/22	$21,060	$20,572
U.S. Treasury Inflation- Indexed Bonds, 0.13%, due 7/15/22	20,727	20,260
U.S. Treasury Inflation- Indexed Bonds, 0.13%, due 1/15/23	123,901	119,820
U.S. Treasury Inflation- Indexed Bonds, 0.63%, due 1/15/24	398,350	397,831
U.S. Treasury Inflation- Indexed Bonds, 2.38%, due 1/15/25	126,436	145,553
U.S. Treasury Inflation- Indexed Bonds, 2.38%, due 1/15/27	212,724	249,552
U.S. Treasury Inflation- Indexed Bonds, 1.75%, due 1/15/28	182,019	202,290
U.S. Treasury Inflation- Indexed Bonds, 3.88%, due 4/15/29	123,228	170,735
U.S. Treasury Inflation- Indexed Bonds, 2.50%, due 1/15/29	199,809	241,183
	Principal Amount[a]	Value†
U.S. Treasury Inflation- Indexed Bonds, 3.38%, due 4/15/32	$187,977	$259,621
U.S. Treasury Inflation- Indexed Bonds, 2.13%, due 2/15/40	99,239	119,100
U.S. Treasury Inflation- Indexed Bonds, 0.63%, due 2/15/43	300,617	259,478
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $2,250,764)		2,205,995
	Number of Shares
Mutual Funds (28.3%)
Neuberger Berman Emerging Markets Equity Fund Institutional Class	57,674	845,956	§§
Neuberger Berman Floating Rate Income Fund Institutional Class	61,229	603,445	§§
Neuberger Berman High Income Bond Fund Institutional Class	193,868	1,650,321	§§
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	235,026	1,456,338	*§§
Total Mutual Funds (Cost $5,372,800)		4,556,060
	Number of Shares	Value†
Short-Term Investments (1.0%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.15% (Cost $161,218)	161,218	$161,218	dØØ
Total Investments (99.3%) (Cost $17,463,231)		16,001,854	##
Cash, receivables and other assets, less liabilities (0.7%)		110,725	[e]
Total Net Assets (100.0%)		$16,112,579
See Notes to Schedule of Investments

Schedule of Investments Long Short Fund 10/31/15

	Number of Shares	Value†
Long Positions (98.2%)
Common Stocks (72.1%)
Airlines (1.2%)
Delta Air Lines, Inc.	770,166	$39,155,239	g@
Banks (2.8%)
Citigroup, Inc.	511,200	27,180,504
JPMorgan Chase & Co.	550,236	35,352,663
U.S. Bancorp	725,000	30,580,500
		93,113,667
Capital Markets (1.6%)
BlackRock, Inc.	78,900	27,770,433
Invesco Ltd.	418,393	13,878,096
KKR & Co. LP	671,442	11,515,230
		53,163,759
Chemicals (1.2%)
Ashland, Inc.	342,150	37,540,698	g@
Consumer Finance (1.0%)
American Express Co.	179,300	13,135,518
Springleaf Holdings, Inc.	441,000	20,687,310	*
Synchrony Financial	17	523	*g@
		33,823,351
Diversified Financial Services (2.4%)
CME Group, Inc.	310,000	29,285,700
Markit Ltd.	1,624,819	49,556,979	*
		78,842,679
Electric Utilities (3.2%)
Brookfield Infrastructure Partners LP	2,136,279	89,851,895
Eversource Energy	272,400	13,876,056
		103,727,951
Electrical Equipment (0.6%)
Sensata Technologies Holding NV	375,774	18,070,972	*
Electronic Equipment, Instruments & Components (2.8%)
Amphenol Corp. Class A	312,200	16,927,484
	Number of Shares	Value†
CDW Corp.	943,300	$42,156,077
Zebra Technologies Corp. Class A	402,239	30,932,179	*
		90,015,740
Food & Staples Retailing (2.5%)
Costco Wholesale Corp.	115,600	18,278,672
CVS Health Corp.	461,600	45,596,848
Fresh Market, Inc.	740,552	18,454,556	*
		82,330,076
Food Products (1.5%)
ConAgra Foods, Inc.	1,209,700	49,053,335
Health Care Equipment & Supplies (1.9%)
Sirona Dental Systems, Inc.	267,500	29,192,275	*
Zimmer Biomet Holdings, Inc.	311,300	32,552,641	g@
		61,744,916
Health Care Providers & Services (3.2%)
Accretive Health, Inc.	1,278,675	2,621,284	*
DaVita HealthCare Partners, Inc.	1,090,600	84,532,406	*g@
UnitedHealth Group, Inc.	143,000	16,842,540
		103,996,230
Hotels, Restaurants & Leisure (3.8%)
Darden Restaurants, Inc.	481,600	29,806,224
Hilton Worldwide Holdings, Inc.	674,200	16,848,258
McDonald's Corp.	192,700	21,630,575
Starwood Hotels & Resorts Worldwide, Inc.	325,000	25,957,750
Wyndham Worldwide Corp.	179,000	14,561,650
	Number of Shares	Value†
Yum! Brands, Inc.	209,200	$14,834,372
		123,638,829
Household Durables (1.2%)
Lennar Corp. Class A	632,600	31,674,282
Newell Rubbermaid, Inc.	150,000	6,364,500
		38,038,782
Independent Power and Renewable Electricity Producers (0.7%)
Calpine Corp.	315,100	4,887,201	*
NRG Energy, Inc.	178,100	2,295,709
NRG Yield, Inc. Class A	287,000	3,940,510
NRG Yield, Inc. Class C	808,000	11,667,520
		22,790,940
Internet & Catalog Retail (1.1%)
Vipshop Holdings Ltd. ADR	1,704,925	34,985,061	*g@
Internet Software & Services (2.5%)
Alphabet, Inc. Class A	54,600	40,261,494	*
Alphabet, Inc. Class C	19,453	13,827,387	*
eBay, Inc.	1,012,000	28,234,800	*
		82,323,681
IT Services (3.3%)
First Data Corp. Class A	1,931,200	30,590,208	*
PayPal Holdings, Inc.	138,300	4,980,183	*
Visa, Inc. Class A	689,400	53,483,652
WEX, Inc.	213,600	19,204,776	*
		108,258,819
Life Sciences Tools & Services (1.2%)
Mettler- Toledo International	74,400	23,137,656	*
Thermo Fisher Scientific, Inc.	129,700	16,962,166
		40,099,822

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (cont'd)

	Number of Shares	Value†
Machinery (1.8%)
Ingersoll- Rand PLC	461,000	$27,318,860
Valmont Industries, Inc.	274,900	29,810,156
		57,129,016
Multi-Utilities (1.3%)
NiSource, Inc.	570,300	10,926,948
WEC Energy Group, Inc.	624,900	32,219,844	g@
		43,146,792
Multiline Retail (1.2%)
Dollar General Corp.	597,500	40,492,575
Oil, Gas & Consumable Fuels (4.0%)
Cabot Oil & Gas Corp.	423,900	9,202,869
Columbia Pipeline Group, Inc.	273,800	5,686,826
Enbridge, Inc.	2,111,000	90,118,590
Genesis Energy LP	271,687	10,951,703
Teekay Corp.	491,400	15,788,682
		131,748,670
Pharmaceuticals (1.2%)
Bristol-Myers Squibb Co.	615,800	40,612,010	g@
Professional Services (2.4%)
Nielsen Holdings PLC	701,000	33,304,510
Verisk Analytics, Inc.	615,542	44,078,963	*g@
		77,383,473
Real Estate Investment Trusts (2.1%)
General Growth Properties, Inc.	550,200	15,928,290
Outfront Media, Inc.	647,301	15,282,777
Starwood Property Trust, Inc.	723,200	14,529,088
Weyerhaeuser Co.	794,800	23,311,484
		69,051,639
	Number of Shares	Value†
Real Estate Management & Development (1.3%)
Brookfield Asset Management, Inc. Class A	1,248,300	$43,653,051
Road & Rail (0.8%)
Canadian Pacific Railway Ltd.	194,300	27,299,150
Semiconductors & Semiconductor Equipment (2.1%)
Altera Corp.	353,407	18,571,538
ASML Holding NV	176,000	16,331,040
Broadcom Corp. Class A	642,081	33,002,963
		67,905,541
Software (0.7%)
Activision Blizzard, Inc.	627,400	21,808,424
Specialty Retail (4.6%)
Asbury Automotive Group, Inc.	242,602	19,214,078	*
Five Below, Inc.	1,144,000	39,284,960	*g@
Home Depot, Inc.	432,400	53,461,936	g@
Party City Holdco, Inc.	545,900	8,641,597	*
Tractor Supply Co.	326,000	30,119,140
		150,721,711
Technology Hardware, Storage & Peripherals (2.5%)
Apple, Inc.	128,000	15,296,000
EMC Corp.	893,309	23,422,562
SanDisk Corp.	416,300	32,055,100
Western Digital Corp.	163,300	10,911,706
		81,685,368
Textiles, Apparel & Luxury Goods (2.7%)
lululemon athletica, Inc.	537,000	26,404,290	*
PVH Corp.	680,000	61,846,000	g@
		88,250,290
	Number of Shares	Value†
Tobacco (0.6%)
Philip Morris International, Inc.	149,131	$13,183,180
Reynolds American, Inc.	160,000	7,731,200
		20,914,380
Trading Companies & Distributors (0.3%)
AerCap Holdings NV	266,900	11,076,350	*
Transportation Infrastructure (1.0%)
Wesco Aircraft Holdings, Inc.	2,698,900	33,628,294	*
Water Utilities (1.1%)
American Water Works Co., Inc.	600,000	34,416,000
Wireless Telecommunication Services (0.7%)
SBA Communications Corp. Class A	205,000	24,399,100	*
Total Common Stocks (Cost $2,180,928,969)		2,360,036,381
	Principal Amount
Corporate Debt Securities (4.0%)
Healthcare-Services (0.3%)
Select Medical Corp., Guaranteed Notes, 6.38%, due 6/1/21	$11,103,000	9,826,155
Holding Companies—Diversified (0.4%)
Argos Merger Sub, Inc., Senior Unsecured Notes, 7.13%, due 3/15/23	13,775,000	14,498,187	ñ
Media (0.2%)
Cablevision Systems Corp., Senior Unsecured Notes, 5.88%, due 9/15/22	3,050,000	2,531,500

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (cont'd)

	Principal Amount	Value†
Sinclair Television Group, Inc., Guaranteed Notes, 6.13%, due 10/1/22	$3,063,000	$3,147,233
		5,678,733
Oil & Gas (0.3%)
Forest Oil Corp., Guaranteed Notes, 7.25%, due 6/15/19	19,771,000	2,767,940	[c]
Gulfport Energy Corp., Guaranteed Notes, 6.63%, due 5/1/23	1,375,000	1,258,125
Gulfport Energy Corp., Guaranteed Notes, 7.75%, due 11/1/20	950,000	940,500
PDC Energy, Inc., Guaranteed Notes, 7.75%, due 10/15/22	4,895,000	4,919,475
		9,886,040
Packing & Containers (0.4%)
Ball Corp., Guaranteed Notes, 5.25%, due 7/1/25	12,800,000	13,008,000
Pipelines (0.8%)
Genesis Energy LP/Genesis Energy Finance Corp., Guaranteed Notes, 6.75%, due 8/1/22	12,100,000	11,797,500
Niska Gas Storage Canada ULC/Niska Gas Storage Canada Finance Corp., Guaranteed Notes, 6.50%, due 4/1/19	15,656,000	13,933,840
		25,731,340
	Principal Amount	Value†
Retail (0.3%)
Party City Holdings, Inc., Guaranteed Notes, 6.13%, due 8/15/23	$9,250,000	$9,527,500	ñ
Software (0.4%)
First Data Corp., Guaranteed Notes, 7.00%, due 12/1/23	13,785,000	14,060,700	Øñ
Telecommunications (0.9%)
Level 3 Financing, Inc., Guaranteed Notes, 5.38%, due 1/15/24	9,190,000	9,304,875	Øñ
Sprint Capital Corp., Guaranteed Notes, 6.88%, due 11/15/28	12,315,000	10,221,450
Sprint Nextel Corp., Senior Unsecured Notes, 6.00%, due 11/15/22	10,865,000	9,284,034
		28,810,359
Total Corporate Debt Securities (Cost $152,770,406)		131,027,014
	Contracts
Options (0.0%)
Purchased Options (0.0%)
Starwood Hotels & Resorts Worldwide, Inc., Call November 2015 @ 92.5	2,500	25,000
Synchrony Financial, Call November 2015 @ 40	6,904	34,520
Total Options (Cost $716,789)		59,520
	Number of Shares	Value†
Short-Term Investments (22.1%)
State Street Institutional Government Money Market Fund Premier Class, 0.00% (Cost $721,758,598)	721,758,598	$721,758,598	dØØ
Total Long Positions (98.2%) (Cost $3,056,174,762)		3,212,881,513	##
Cash, receivables and other assets, less liabilities (13.7%)		448,774,195	@@e
Short Positions (see summary below) ((11.9)%)		(389,579,556)
Total Net Assets (100.0%)		$3,272,076,152
Short Positions ((11.9)%)‡g
Common Stocks Sold Short (8.0%)
Aerospace & Defense (0.1%)
KLX, Inc.	(100,000)	(3,911,000	)*
Capital Markets (0.9%)
Franklin Resources, Inc.	(396,400)	(16,157,264)
Waddell & Reed Financial, Inc.	(336,000)	(12,411,840)
		(28,569,104)
Commercial Services & Supplies (0.4%)
Ritchie Bros Auctioneers, Inc.	(547,600)	(14,221,172)
Construction & Engineering (0.5%)
Fluor Corp.	(320,400)	(15,318,324)
Electric Utilities (0.3%)
Southern Co	(190,000)	(8,569,000)
Electrical Equipment (0.4%)
ABB Ltd.	(300,000)	(5,663,412	)*
AMETEK, Inc.	(160,000)	(8,771,200)
		(14,434,612)
Health Care Providers & Services (0.3%)
Laboratory Corp. of America Holdings	(42,800)	(5,253,272	)*

See Notes to Schedule of Investments

Schedule of Investments Long Short Fund (cont'd)

	Number of Shares	Value†
Quest Diagnostics, Inc.	(76,400)	$(5,191,380)
		(10,444,652)
Hotels, Restaurants & Leisure (0.3%)
BJ's Restaurants, Inc.	(79,925)	(3,431,180)*
Chuy's Holdings, Inc.	(229,200)	(6,236,532)*
		(9,667,712)
IT Services (0.9%)
CGI Group, Inc.	(234,262)	(8,700,491)*
Cognizant Technology Solutions Corp. Class A	(269,400)	(18,348,834)*
NeuStar, Inc. Class A	(90,000)	(2,447,100)*
		(29,496,425)
Multi-Utilities (0.4%)
Consolidated Edison, Inc.	(200,000)	(13,150,000)
Multiline Retail (0.3%)
Target Corp.	(108,000)	(8,335,440)
Oil, Gas & Consumable Fuels (1.1%)
Dominion Midstream Partners LP	(238,084)	(7,799,632)
Magellan Midstream Partners LP	(266,600)	(17,011,746)
Phillips 66 Partners LP	(165,503)	(10,036,102)
		(34,847,480)
Semiconductors & Semiconductor Equipment (0.3%)
Avago Technologies Ltd.	(93,452)	(11,506,745)
Specialty Retail (0.8%)
Group 1 Automotive, Inc.	(93,600)	(8,138,520)
Sally Beauty Holdings, Inc.	(370,000)	(8,698,700)*
Sonic Automotive, Inc. Class A	(440,060)	(10,975,096)
		(27,812,316)
	Number of Shares	Value†
Technology Hardware, Storage & Peripherals (0.5%)
Seagate Technology PLC	(419,100)	$(15,950,946)
Textiles, Apparel & Luxury Goods (0.5%)
Ralph Lauren Corp.	(85,800)	(9,504,066)
Tumi Holdings, Inc.	(330,500)	(5,297,915)*
		(14,801,981)
Total Common Stocks Sold Short (Proceeds $(266,428,209))		(261,036,909)
Exchange Traded Funds Sold Short (3.9%)
Consumer Discretionary Select Sector SPDR Fund	(248,000)	(20,080,560)
iShares Core S&P Small-Cap ETF	(77,000)	(8,704,850)
iShares Russell 2000 ETF	(57,800)	(6,666,652)
iShares Russell Mid-Cap ETF	(220,000)	(36,324,200)
SPDR S&P Retail ETF	(296,500)	(13,606,385)
Utilities Select Sector SPDR Fund	(530,000)	(23,187,500)
Vanguard REIT ETF	(250,000)	(19,972,500)
Total Exchange Traded Funds Sold Short (Proceeds $(112,387,791))		(128,542,647)
Total Short Positions (Proceeds $(378,816,000))		(389,579,556)

See Notes to Schedule of Investments

Schedule of Investments Long Short Credit Fund 10/31/15

	Number of Shares	Value†
Long Positions (27.5%)
Common Stocks (0.6%)
Oil, Gas & Consumable Fuels (0.4%)
Kinder Morgan, Inc.	5,000	$136,750
Real Estate Investment Trusts (0.2%)
Annaly Capital Management, Inc.	5,000	49,750
Total Common Stocks (Cost $212,506)		186,500
	Principal Amount[a]
Corporate Debt Securities (26.9%)
Diversified Financial Services (0.9%)
Nationstar Mortgage LLC/Nationstar Capital Corp., Guaranteed Notes, 9.63%, due 5/1/19	$250,000	257,188
Media (2.5%)
Cablevision Systems Corp., Senior Unsecured Notes, 8.63%, due 9/15/17	250,000	266,875
CSC Holdings LLC, Senior Unsecured Notes, 7.88%, due 2/15/18	300,000	318,000
WideOpenWest Finance LLC/ WideOpenWest Capital Corp., Guaranteed Notes, 13.38%, due 10/15/19	150,000	152,625
		737,500
Mining (1.3%)
First Quantum Minerals Ltd., Guaranteed Notes, 7.25%, due 10/15/19	200,000	156,000	ñ
FMG Resources (August 2006) Pty Ltd., Guaranteed Notes, 6.88%, due 4/1/22	100,000	71,500	ñ
	Principal Amount[a]		Value†
HudBay Minerals, Inc., Guaranteed Notes, 9.50%, due 10/1/20		$200,000	$174,500
			402,000
Oil & Gas (7.7%)
California Resources Corp., Guaranteed Notes, 5.00%, due 1/15/20		100,000	72,750
Chesapeake Energy Corp., Guaranteed Notes, 6.50%, due 8/15/17		900,000	826,875
Citgo Holding, Inc., Senior Secured Notes, 10.75%, due 2/15/20		250,000	251,250	ñ
Drill Rigs Holdings, Inc., Senior Secured Notes, 6.50%, due 10/1/17		200,000	136,376	ñ
Harvest Operations Corp., Guaranteed Notes, 6.88%, due 10/1/17		250,000	210,000
PBF Holding Co. LLC/PBF Finance Corp., Senior Secured Notes, 8.25%, due 2/15/20		415,000	435,750
Seadrill Ltd., Senior Unsecured Notes, 6.13%, due 9/15/17		500,000	372,500	ñ**
			2,305,501
Packing & Containers (4.8%)
Ardagh Packaging Finance PLC, Guaranteed Notes, 9.25%, due 10/15/20	EUR	375,000	432,885
	Principal Amount[a]	Value†
Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Issuer, Inc., Guaranteed Notes, 6.00%, due 6/15/17	$1,000,000	$1,005,000	ñ
		1,437,885
Software (1.8%)
First Data Corp., Secured Notes, 8.75%, due 1/15/22	250,000	263,250	ñ
First Data Corp., Guaranteed Notes, 12.63%, due 1/15/21	250,000	286,562
		549,812
Telecommunications (7.9%)
EarthLink Holdings Corp., Senior Secured Notes, 7.38%, due 6/1/20	550,000	572,000
EarthLink, Inc., Guaranteed Notes, 8.88%, due 5/15/19	150,000	154,875
Intelsat Jackson Holdings SA, Guaranteed Notes, 7.25%, due 4/1/19	250,000	235,000
Intelsat Luxembourg SA, Guaranteed Notes, 6.75%, due 6/1/18	200,000	177,500
Intelsat Luxembourg SA, Guaranteed Notes, 8.13%, due 6/1/23	200,000	118,500
Sprint Communications, Inc., Senior Unsecured Notes, 8.38%, due 8/15/17	650,000	665,437

See Notes to Schedule of Investments

Schedule of Investments Long Short Credit Fund (cont'd)

	Principal Amount[a]	Value†
Sprint Corp., $ Guaranteed Notes, 7.13%, due 6/15/24	250,000	$219,688
Sprint Nextel Corp., Guaranteed Notes, 9.00%, due 11/15/18	200,000	219,874	ñ
		2,362,874
Total Corporate Debt Securities (Cost $8,424,112)		8,052,760
Total Long Positions (27.5%) (Cost $8,636,618)		8,239,260	##
Cash, receivables and other assets, less liabilities (75.7%)		22,693,853	@@ØØe
Short Positions (see summary below) ((3.2)%)		(966,854)
Total Net Assets (100.0%)		$29,966,259
Short Positions ((3.2)%)‡
Corporate Debt Securities Sold Short ((2.5)%)
Healthcare—Services (1.8%)
HCA, Inc., Guaranteed Notes, 5.38%, due 2/1/25	(200,000)	(206,750)
Tenet Healthcare Corp., Senior Unsecured Notes, 6.75%, due 6/15/23	(350,000)	(353,063)
		(559,813)
Lodging (0.7%)
MGM Resorts Int'l, Guaranteed Notes, 6.00%, due 3/15/23	(200,000)	(205,000)
Total Corporate Debt Securities Sold Short (Cost $755,185)		(764,813)
	Principal Amount[a]	Value†
Government Securities Sold Short (0.7%)
Sovereign (0.7%)
South Africa Government International Bond, Senior Unsecured Notes, 4.67%, due 1/17/24 (Cost $201,481)	$(200,000)	$(202,041)
Total Short Positions (Proceeds $(956,666))		(966,854)

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund 10/31/15

	Number of Shares	Value†
Common Stocks (40.9%)
Aerospace & Defense (0.8%)
BAE Systems PLC	946	$6,421
General Dynamics Corp.	88	13,075
L-3 Communications Holdings, Inc.	48	6,067
Lockheed Martin Corp.	370	81,337
Northrop Grumman Corp.	30	5,633
Raytheon Co.	16	1,878
		114,411
Air Freight & Logistics (0.3%)
United Parcel Service, Inc. Class B	443	45,638	@
Airlines (0.2%)
Cathay Pacific Airways Ltd.	7,000	13,847
easyJet PLC	188	5,072
Japan Airlines Co. Ltd.	200	7,535
Singapore Airlines Ltd.	1,000	7,693
		34,147
Automobiles (0.3%)
General Motors Co.	800	27,928
Porsche Automobil Holding SE (Preference Shares)	41	1,920
Renault SA	102	9,616
		39,464
Banks (1.2%)
Australia & New Zealand Banking Group Ltd.	1,613	31,196
Banca Popolare di Sondrio SCARL	528	2,412
Barclays PLC	3,244	11,602
BOC Hong Kong Holdings Ltd.	2,000	6,395
Dah Sing Banking Group Ltd.	1,200	2,274
Danske Bank A/S	116	3,190
DBS Group Holdings Ltd.	4	49
Hang Seng Bank Ltd.	300	5,488
	Number of Shares	Value†
HSBC Holdings PLC	3	$24
ING Groep NV	343	4,992
Intesa Sanpaolo SpA	712	2,275
Intesa Sanpaolo SpA	953	3,320
JPMorgan Chase & Co.	1,021	65,599
Oversea-Chinese Banking Corp. Ltd.	8	51
PNC Financial Services Group, Inc.	17	1,534
Resona Holdings, Inc.	400	2,117
Societe Generale SA	89	4,141
UniCredit SpA	602	3,893
Wells Fargo & Co.	650	35,191
		185,743
Beverages (0.5%)
Coca-Cola Co.	1,227	51,963	@
PepsiCo, Inc.	308	31,475	ØØ
		83,438
Biotechnology (0.1%)
Amgen, Inc.	103	16,293	@
CSL Ltd.	56	3,722
		20,015
Capital Markets (0.4%)
3i Group PLC	2,047	15,810
BlackRock, Inc.	9	3,168
FS Investment Corp.	3,150	30,744
Macquarie Group Ltd.	42	2,543
UBS Group AG	800	16,009
		68,274
Chemicals (1.0%)
Air Products & Chemicals, Inc.	13	1,806
BASF SE	514	42,126
Dow Chemical Co.	382	19,738	@
E.I. du Pont de Nemours & Co.	692	43,873
LyondellBasell Industries NV Class A	480	44,597
		152,140
Communications Equipment (0.6%)
Cisco Systems, Inc.	3,249	93,734	@
Telefonaktiebolaget LM Ericsson B Shares	236	2,302
		96,036
	Number of Shares	Value†
Construction & Engineering (0.1%)
Vinci SA	261	$17,617
Containers & Packaging (0.1%)
Amcor Ltd.	244	2,357
BillerudKorsnas AB	152	2,756
DS Smith PLC	1,456	8,686
		13,799
Distributors (0.0%)
Jardine Cycle & Carriage Ltd.	200	4,631
Diversified Financial Services (0.5%)
CME Group, Inc.	668	63,106
Industrivarden AB, C Shares	493	8,973
		72,079
Diversified Telecommunication Services (1.3%)
AT&T, Inc.	1,252	41,955	@
BT Group PLC ADR	980	70,237
Elisa OYJ	70	2,639
Frontier Communications Corp.	5,400	27,756
Nippon Telegraph & Telephone Corp.	100	3,666
PCCW Ltd.	4,003	2,145
Singapore Telecommunications Ltd.	2,700	7,629
Swisscom AG	5	2,580
TDC A/S	369	1,934
Telenor ASA	788	14,866
TeliaSonera AB	2,772	14,188
Telstra Corp. Ltd.	2,948	11,296
		200,891
Electric Utilities (1.6%)
American Electric Power Co., Inc.	62	3,512
BKW AG	61	2,318
Cheung Kong Infrastructure Holdings Ltd.	1,000	9,309
CLP Holdings Ltd.	1,000	8,726
Duke Energy Corp.	160	11,435
EDP—Energias de Portugal SA	3,471	12,855
Endesa SA	213	4,743
Enel SpA	1,672	7,715
Entergy Corp.	101	6,884
Exelon Corp.	1,050	29,316
FirstEnergy Corp.	51	1,591
Fortum OYJ	318	4,773
Hawaiian Electric Industries, Inc.	223	6,525

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value†
NextEra Energy, Inc.	896	$91,984
Power Assets Holdings Ltd.	1,000	9,959
PPL Corp.	377	12,969
SSE PLC	642	14,994
Terna Rete Elettrica Nazionale SpA	514	2,616
Tohoku Electric Power Co., Inc.	200	2,808
		245,032
Electrical Equipment (0.0%)
Eaton Corp. PLC	74	4,137
Emerson Electric Co.	35	1,653
		5,790
Electronic Equipment, Instruments & Components (0.2%)
Avnet, Inc.	229	10,403	@
AVX Corp.	767	10,355
Corning, Inc.	249	4,631
		25,389
Energy Equipment & Services (0.3%)
Schlumberger Ltd.	600	46,896
Food & Staples Retailing (0.5%)
Axfood AB	138	2,489
J Sainsbury PLC	2,733	11,224
Wal-Mart Stores, Inc.	352	20,148	@
Walgreens Boots Alliance, Inc.	22	1,863
Wesfarmers Ltd.	646	18,065
WM Morrison Supermarkets PLC	3,378	8,775
Woolworths Ltd.	797	13,654
		76,218
Food Products (0.2%)
Archer-Daniels- Midland Co.	192	8,767
Campbell Soup Co.	135	6,857
ConAgra Foods, Inc.	205	8,313
General Mills, Inc.	51	2,963
Wilmar International Ltd.	2,300	5,125
		32,025
Gas Utilities (0.4%)
AGL Resources, Inc.	129	8,063
AmeriGas Partners LP	800	34,112
Atmos Energy Corp.	72	4,536
	Number of Shares	Value†
Snam SpA	1,652	$8,556
		55,267
Health Care Providers & Services (0.1%)
Anthem, Inc.	45	6,262
Primary Health Care Ltd.	44	116
Ramsay Health Care Ltd.	89	3,912
Sonic Healthcare Ltd.	263	3,597
		13,887
Hotels, Restaurants & Leisure (0.7%)
Betfair Group PLC	47	2,338
Carnival Corp.	300	16,224	@
Carnival PLC	47	2,621
Cedar Fair LP	1,000	56,000
Echo Entertainment Group Ltd.	1,275	4,608
McDonald's Corp.	125	14,031
Sands China Ltd.	400	1,440
Tabcorp Holdings Ltd.	1,925	6,434
Tatts Group Ltd.	901	2,530
		106,226
Household Durables (0.1%)
Barratt Developments PLC	429	4,051
Iida Group Holdings Co. Ltd.	100	1,874
Persimmon PLC	279	8,576	*
Redrow PLC	316	2,261
Taylor Wimpey PLC	1,396	4,261
		21,023
Household Products (1.2%)
Colgate-Palmolive Co.	26	1,725
Kimberly-Clark Corp.	579	69,312
Procter & Gamble Co.	1,349	103,037	@
Svenska Cellulosa AB SCA, B Shares	110	3,244
		177,318
Independent Power and Renewable Electricity Producers (0.5%)
NextEra Energy Partners LP	1,225	32,168
NRG Yield, Inc. Class A	650	8,925
NRG Yield, Inc. Class C	1,850	26,714
	Number of Shares	Value†
TerraForm Power, Inc. Class A	800	$14,600	*
		82,407
Industrial Conglomerates (0.7%)
General Electric Co.	1,700	49,164
Koninklijke Philips NV	1,050	28,287
Siemens AG ADR	250	25,142
		102,593
Insurance (2.0%)
Aegon NV	995	6,132
Aflac, Inc.	88	5,610
Allianz SE	308	53,971
AXA SA	1,326	35,469
Direct Line Insurance Group PLC	831	5,052
Insurance Australia Group Ltd.	694	2,759
Legal & General Group PLC	3,055	12,320
MetLife, Inc.	1,053	53,050
Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen	114	22,753
NN Group NV	103	3,236
Old Mutual PLC	4,035	13,206
Progressive Corp.	123	4,075
Prudential Financial, Inc.	79	6,517
QBE Insurance Group Ltd.	470	4,399
Sampo Oyj, A Shares	151	7,386
Standard Life PLC	451	2,926
Swiss Life Holding AG	10	2,389	*
Swiss Re AG	236	21,942
Travelers Cos., Inc.	72	8,128
Unipol Gruppo Finanziario SpA	1,273	5,935
Zurich Insurance Group AG	98	25,907	*
		303,162
Internet Software & Services (0.0%)
Moneysuper market.com Group PLC	705	3,632
IT Services (0.3%)
Amdocs Ltd.	131	7,804
Automatic Data Processing, Inc.	52	4,523
IBM Corp.	185	25,915	@
Xerox Corp.	561	5,268	@
		43,510

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value†
Leisure Products (0.3%)
Hasbro, Inc.	550	$42,256
Machinery (0.0%)
Stanley Black & Decker, Inc.	27	2,862
Yangzijiang Shipbuilding Holdings Ltd.	3,100	2,759
		5,621
Marine (0.1%)
AP Moeller— Maersk A/S Class A	3	4,297
AP Moeller— Maersk A/S Class B	2	2,949
		7,246
Media (0.5%)
ITV PLC	1,844	7,175
Lagardere SCA	1,100	32,067
Pearson PLC	3	40
ProSiebenSat.1 Media SE	59	3,191
Regal Entertainment Group Class A	1,200	23,256
Stroeer SE	41	2,587
Tokyo Broadcasting System Holdings, Inc.	100	1,486
		69,802
Metals & Mining (1.1%)
Anglo American PLC	410	3,455
BHP Billiton Ltd.	1,950	31,981
BHP Billiton PLC	818	13,121
Boliden AB	268	5,132
Fortescue Metals Group Ltd.	4,868	7,193
Franco-Nevada Corp.	650	32,948
Glencore PLC	1,026	1,779	*
Rio Tinto Ltd.	179	6,401
Rio Tinto PLC	833	30,287
Southern Copper Corp.	1,200	33,312
voestalpine AG	196	7,099
		172,708
Multi-Utilities (1.4%)
AGL Energy Ltd.	637	7,554
Centrica PLC	3,637	12,677
Consolidated Edison, Inc.	129	8,482
Dominion Resources, Inc.	1,075	76,787
National Grid PLC	1,951	27,815
	Number of Shares	Value†
NiSource, Inc.	401	$7,683
PG&E Corp.	81	4,325
Public Service Enterprise Group, Inc.	116	4,790
Sempra Energy	275	28,163
WEC Energy Group, Inc.	600	30,936
		209,212
Multiline Retail (0.4%)
Harvey Norman Holdings Ltd.	1,976	5,552
Marks & Spencer Group PLC	958	7,576
Target Corp.	576	44,456
		57,584
Oil, Gas & Consumable Fuels (7.3%)
Alliance Holdings GP LP	1,325	38,769
American Midstream Partners LP	1,500	17,040
BP PLC	16	95
Chevron Corp.	243	22,084	@
Columbia Pipeline Group, Inc.	850	17,654
ConocoPhillips	836	44,601
Crestwood Equity Partners LP	10,800	31,212
CVR Energy, Inc.	143	6,358
Energy Transfer Equity LP	3,050	65,727
Energy Transfer Partners LP	1,649	72,820
Eni SpA	191	3,121
Enterprise Products Partners LP	2,700	74,601
ERG SpA	163	2,314
Exxon Mobil Corp.	1,101	91,097	@
Golar LNG Ltd.	850	24,658
HollyFrontier Corp.	177	8,668
Kinder Morgan, Inc.	900	24,615
NuStar Energy LP	600	30,390
Occidental Petroleum Corp.	47	3,503
OMV AG	279	7,425
ONEOK, Inc.	1,050	35,616
PBF Energy, Inc. Class A	167	5,678	@
Phillips 66	164	14,604	@
Plains GP Holdings LP Class A	1,700	26,435
Repsol SA	929	11,723
	Number of Shares	Value†
Royal Dutch Shell PLC, A Shares	2,121	$55,258
Royal Dutch Shell PLC, B Shares	1,092	28,618
Spectra Energy Corp.	1,538	43,941
Statoil ASA	664	10,644
Teekay Corp.	1,300	41,769
Teekay LNG Partners LP	1,725	42,849
Tesoro Corp.	25	2,673
TOTAL SA	1,319	64,030
Valero Energy Corp.	326	21,490	@
Western Gas Equity Partners LP	700	30,191
Western Gas Partners LP	725	37,062
Western Refining, Inc.	38	1,582
Williams Cos., Inc.	1,525	60,146
Woodside Petroleum Ltd.	163	3,419
		1,124,480
Paper & Forest Products (0.2%)
Domtar Corp.	168	6,928	@
International Paper Co.	39	1,665
Mondi PLC	259	6,005
Portucel SA	647	2,636
Stora Enso Oyj, R Shares	273	2,535
UPM-Kymmene OYJ	870	16,312
		36,081
Personal Products (0.3%)
Unilever NV	900	40,482
Pharmaceuticals (3.9%)
Almirall SA	121	2,332
AstraZeneca PLC	836	53,491
Bristol-Myers Squibb Co.	996	65,686	@
Eli Lilly & Co.	553	45,108
GlaxoSmithKline PLC	3,134	67,881
GlaxoSmithKline PLC ADR	1,150	49,519
Johnson & Johnson	1,037	104,768	@
Merck & Co., Inc.	615	33,616	@
Pfizer, Inc.	2,300	77,786	@
Recordati SpA	215	5,346
Sanofi	818	82,620
Takeda Pharmaceutical Co. Ltd.	300	14,650
		602,803

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value†
Real Estate Investment Trusts (4.8%)
Altisource Residential Corp.	640	$9,210
American Campus Communities, Inc.	350	14,199
Annaly Capital Management, Inc.	1,150	11,442
AvalonBay Communities, Inc.	200	34,966
Blackstone Mortgage Trust, Inc. Class A	450	12,384
Brandywine Realty Trust	912	12,312
Care Capital Properties, Inc.	85	2,801
CBL & Associates Properties, Inc.	1,075	15,673
Corporate Office Properties Trust	634	14,582
Crown Castle International Corp.	740	63,240
Digital Realty Trust, Inc.	300	22,188
EPR Properties	265	15,055
Equinix, Inc.	200	59,336
HCP, Inc.	300	11,160
Highwoods Properties, Inc.	375	16,294
Kimco Realty Corp.	970	25,967
LaSalle Hotel Properties	320	9,411
Liberty Property Trust	430	14,629
Mid-America Apartment Communities, Inc.	200	17,038
National Retail Properties, Inc.	323	12,274
NorthStar Realty Finance Corp.	942	11,313
OMEGA Healthcare Investors, Inc.	425	14,671
Prologis, Inc.	1,240	52,985
Public Storage	111	25,470
Retail Opportunity Investments Corp.	475	8,612
RLJ Lodging Trust	260	6,523
Simon Property Group, Inc.	283	57,013
Spirit Realty Capital, Inc.	1,210	12,318
STAG Industrial, Inc.	720	14,774
	Number of Shares	Value†
Starwood Property Trust, Inc.	1,785	$35,861
Sun Communities, Inc.	125	8,378
Ventas, Inc.	403	21,649
Welltower, Inc.	234	15,180
Weyerhaeuser Co.	1,645	48,248
WP GLIMCHER, Inc.	1,100	12,782
		739,938
Real Estate Management & Development (0.1%)
Brookfield Property Partners LP	650	15,301	*
Semiconductors & Semiconductor Equipment (0.7%)
ASM International NV	62	2,373
Intel Corp.	899	30,440	@
KLA-Tencor Corp.	47	3,154
Maxim Integrated Products, Inc.	600	24,588
Texas Instruments, Inc.	726	41,179	@
		101,734
Software (1.0%)
Microsoft Corp.	2,376	125,073	@
Oracle Corp.	750	29,130
		154,203
Specialty Retail (0.4%)
Best Buy Co., Inc.	928	32,508
Foot Locker, Inc.	161	10,908
Hennes & Mauritz AB, B Shares	200	7,779
Kingfisher PLC	427	2,324
L Brands, Inc.	107	10,270	@
TJX Cos., Inc.	41	3,001
		66,790
Technology Hardware, Storage & Peripherals (0.3%)
Apple, Inc.	250	29,875
Canon, Inc.	400	11,945
		41,820
Thrifts & Mortgage Finance (0.1%)
New York Community Bancorp, Inc.	434	7,170
Tobacco (1.4%)
Altria Group, Inc.	588	35,556	@
British American Tobacco PLC	1,032	61,402
Imperial Tobacco Group PLC	659	35,547
	Number of Shares	Value†
Imperial Tobacco Group PLC ADR	350	$37,720
Philip Morris International, Inc.	382	33,769	@
Reynolds American, Inc.	319	15,414
		219,408
Transportation Infrastructure (0.0%)
Atlantia SpA	120	3,325
Wireless Telecommunication Services (0.4%)
Vodafone Group PLC	19,301	63,749
Total Common Stocks (Cost $6,576,567)		6,270,411
Preferred Stocks (2.0%)
Real Estate Investment Trusts (2.0%)
Alexandria Real Estate Equities, Inc., Ser. E, 6.45%	600	15,402
Apartment Investment & Management Co., Ser. A, 6.88%	600	15,660
Ashford Hospitality Trust, Inc., Ser. D, 8.45%	600	15,138
Cedar Realty Trust, Inc., Ser. B, 7.25%	600	14,994
CubeSmart, Ser. A, 7.75%	600	15,786
DuPont Fabros Technology, Inc., Ser. B, 7.63%	600	15,300
Equity Commonwealth, Ser. E, 7.25%	600	15,354
Essex Property Trust, Inc., Ser. H, 7.13%	600	15,438
First Potomac Realty Trust, Ser. A, 7.75%	600	15,408
General Growth Properties, Inc., Ser. A, 6.38%	600	15,558
Hersha Hospitality Trust, Ser. C, 6.88%	600	15,330
Kilroy Realty Corp., Ser. G, 6.88%	600	15,408
Kite Realty Group Trust, Ser. A, 8.25%	600	15,300

See Notes to Schedule of Investments

Schedule of Investments Multi-Asset Income Fund (cont'd)

	Number of Shares	Value†
PS Business Parks, Inc., Ser. S, 6.45%	600	$15,696
Regency Centers Corp., Ser. 6, 6.63%	600	15,588
Retail Properties of America, Inc., Ser. A, 7.00%	600	15,180
Sabra Health Care REIT, Inc., Ser. A, 7.13%	600	15,372
SL Green Realty Corp., Ser. I, 6.50%	600	15,732
Sunstone Hotel Investors, Inc., Ser. D, 8.00%	600	15,294
VEREIT, Inc., Ser. F, 6.70%	600	14,886
Total Preferred Stocks (Cost $308,135)		307,824
	Principal Amount
Convertible Bonds (0.3%)
Real Estate Investment Trusts (0.3%)
Extra Space Storage LP, Company Guranteed, 3.13%, due 10/1/35 (Cost $40,000)	$40,000	42,350	ñ
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (6.3%)
U.S. Treasury Bonds, 5.50%, due 8/15/28	65,000	87,647
U.S. Treasury Bonds, 3.88%, due 8/15/40	10,000	11,848
U.S. Treasury Bonds, 4.50%, due 2/15/36	20,000	26,019
U.S. Treasury Bonds, 4.38%, due 11/15/39	90,000	114,891
U.S. Treasury Bonds, 3.00%, due 11/15/44	330,000	334,263	[h]
U.S. Treasury Inflation-Indexed Bonds, 1.75%, due 1/15/28	11,376	12,643
U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/25	25,156	24,192
	Principal Amount	Value†
U.S. Treasury Inflation-Indexed Bonds, 3.38%, due 4/15/32	201,404	$278,165
U.S. Treasury	10,000	10,547
Notes, 2.75%, due 2/15/24
U.S. Treasury Notes, 1.63%, due 11/15/22	30,000	29,463
U.S. Treasury Notes, 0.38%, due 3/31/16	40,000	40,021
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $1,023,244)		969,699
U.S. Government Agency Securities (0.8%)
Federal Home Loan Bank, Bonds, 5.50%, due 7/15/36 (Cost $126,386)	90,000	120,018
	Number of Shares
Exchange Traded Funds (5.7%)
iShares 10+ Year Credit Bond ETF	6,600	379,500
iShares Core U.S. Aggregate Bond ETF	303	33,163
SPDR Barclays International Treasury Bond ETF	621	32,472	*
SPDR Barclays Long Term Corporate Bond ETF	9,800	380,828
Vanguard S&P 500 ETF	241	45,925
Total Exchange Traded Funds (Cost $924,174)		871,888
Mutual Funds (43.3%)
Neuberger Berman Emerging Markets Debt Fund Institutional Class	182,438	1,533,858	§§ØØ
Neuberger Berman Floating Rate Income Fund Institutional Class	193,562	1,907,671	§§ØØ
	Number of Shares	Value†
Neuberger Berman Global Long Short Fund Institutional Class	43,732	$433,404	§§ØØ
Neuberger Berman High Income Bond Fund Institutional Class	272,506	2,319,739	§§ØØ
Neuberger	45,159	440,252	§§ØØ
Berman Long Short Credit Fund Institutional Class
Total Mutual Funds (Cost $6,982,970)		6,634,924
Short-Term Investments (1.0%)
State Street Institutional Liquid Reserves Fund Premier Class, 0.15% (Cost $163,251)	163,251	163,251	dØØ
Total Investments (100.3%) (Cost $16,144,727)		15,380,365	##
Liabilities, less cash, receivables and other assets [(0.3%)]		(49,436)[e]
Total Net Assets (100.0%)		$15,330,929

See Notes to Schedule of Investments

Notes to Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman Flexible Select Fund ("Flexible Select"), Neuberger Berman Global Allocation Fund ("Global Allocation") Neuberger Berman Inflation Managed Fund ("Inflation Managed") (formerly, Neuberger Berman Inflation Navigator Fund), Neuberger Berman Long Short Fund ("Long Short"), Neuberger Berman Long Short Credit Fund ("Long Short Credit") and Neuberger Berman Multi-Asset Income Fund ("Multi-Asset Income"), (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments (long and short positions) in equity securities, exchange traded funds, preferred stock, exchange traded purchased option contracts and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing services may value the security based on reported market quotations.

The value of the Funds' investments (long and short positions) in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Emerging Markets Debt, Sovereign Debt and Quasi-Sovereign Debt. Inputs used to value emerging markets debt, sovereign debt and quasi-sovereign debt generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of financial futures contracts ("financial futures") is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of credit default swap contracts ("credit default swaps") is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of equity swap contracts ("equity swaps"), total return swap contracts ("total return swaps") and total return basket swap contracts ("total return basket swaps") is determined by Management by obtaining valuations from independent pricing services using the underlying index and stated London Interbank Offered Rate ("LIBOR") (Level 2 inputs).

Options and total return swaps on futures contracts that are traded over-the-counter ("OTC") are generally valued on the basis of quotations provided by broker-dealers or prices provided by pricing service providers who use a series of techniques including simulated pricing models and/or curve fitting (bootstrapping), which aids in determining the present value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, volatility surfaces, and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of October 31, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Flexible Select
Investments:
Common Stocks^	$83,799,706	$—	$—	$83,799,706
Mutual Funds	—	11,665,809	—	11,665,809
Short-Term Investments	—	3,211,986	—	3,211,986
Total Investments	83,799,706	14,877,795	—	98,677,501
Global Allocation
Investments:
Common Stocks^
Australia	83,756	129,977	—	213,733
Hong Kong	—	70,310	—	70,310
Japan	—	585,590	—	585,590
Singapore	—	46,604	—	46,604
Other Common Stocksß	11,935,377		—	11,935,377
Total Common Stocks	12,019,133	832,481	—	12,851,614
See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$1,088,885	$—	$1,088,885
U.S. Government Agency Securities	—	33,338	—	33,338
Mortgage-Backed Securities^	—	155,296	—	155,296
Government Securities^	—	1,826,463	—	1,826,463
Exchange Traded Funds	533,082	—	—	533,082
Mutual Funds	—	8,705,314	—	8,705,314
Redeemable Preference Shares^	—	520	—	520
Short-Term Investments	—	642,894	—	642,894
Total Long Positions	12,552,215	13,285,191	—	25,837,406
Inflation Managed
Investments:
Common Stocks^	7,001,205	—	—	7,001,205
Government Securities	—	2,077,376	—	2,077,376
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	2,205,995	—	2,205,995
Mutual Funds	—	4,556,060	—	4,556,060
Short-Term Investments	—	161,218	—	161,218
Total Investments	7,001,205	9,000,649	—	16,001,854
Long Short
Investments:
Common Stocks^	2,360,036,381	—	—	2,360,036,381
Corporate Debt Securities^	—	131,027,014	—	131,027,014
Purchased Options	59,520	—	—	59,520
Short-Term Investments	—	721,758,598	—	721,758,598
Total Long Positions	2,360,095,901	852,785,612	—	3,212,881,513
Long Short Credit
Investments:
Common Stocks^	186,500	—	—	186,500
Corporate Debt Securities^	—	8,052,760	—	8,052,760
Total Investments	186,500	8,052,760	—	8,239,260
Multi-Asset Income
Investments:
Common Stocks
Airlines	5,072	29,075	—	34,147
Banks	138,173	47,570	—	185,743
Biotechnology	16,293	3,722	—	20,015
Capital Markets	65,731	2,543	—	68,274
Containers & Packaging	11,442	2,357	—	13,799

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Distributors	$—	$4,631	$—	$4,631
Diversified Telecommunication Services	176,155	24,736	—	200,891
Electric Utilities	214,230	30,802	—	245,032
Food & Staples Retailing	44,499	31,719	—	76,218
Food Products	26,900	5,125	—	32,025
Health Care Providers & Services	6,262	7,625	—	13,887
Hotels, Restaurants & Leisure	91,214	15,012	—	106,226
Household Durables	19,149	1,874	—	21,023
Insurance	296,004	7,158	—	303,162
Machinery	2,862	2,759	—	5,621
Media	68,316	1,486	—	69,802
Metals & Mining	127,133	45,575	—	172,708
Multi-Utilities	201,658	7,554	—	209,212
Multiline Retail	52,032	5,552	—	57,584
Oil, Gas & Consumable Fuels	1,121,061	3,419	—	1,124,480
Pharmaceuticals	588,153	14,650	—	602,803
Technology Hardware, Storage & Peripherals	29,875	11,945	—	41,820
Other Common Stocks^	2,661,308	—	—	2,661,308
Total Common Stocks	5,963,522	306,889	—	6,270,411
Preferred Stocks^	307,824	—	—	307,824
Convertible Bonds^	—	42,350	—	42,350
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	—	969,699	—	969,699
U.S. Government Agency Securities	—	120,018	—	120,018
Exchange Traded Funds	871,888	—	—	871,888
Mutual Funds	—	6,634,924	—	6,634,924
Short-Term Investments	—	163,251	—	163,251
Total Investments	$7,143,234	$8,237,131	$—	$15,380,365

^  The Schedule of Investments (or Long Positions by Industry for Global Allocation) provides information on the industry categorization for the portfolio.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Global Allocation
Forward contracts (unrealized appreciation)	$—	$151,897	$—	$151,897
Futures contracts (unrealized appreciation)	74,148	—	—	74,148
Total	$74,148	$151,897	$—	$226,045

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Inflation Managed
Futures contracts (unrealized appreciation)	$8,105	$—	$—	$8,105
Total	$8,105	$—	$—	$8,105
Long Short
Futures contracts (unrealized appreciation)	$139,820	$—	$—	$139,820
Swap contracts	—	614,218	—	614,218
Total	$139,820	$614,218	$—	$754,038
Long Short Credit
Forward contracts (unrealized appreciation)	$—	$9,676	$—	$9,676
Futures contracts (unrealized appreciation)	4,613	—	—	4,613
Swap contracts	—	144,335	—	144,335
Total	$4,613	$154,011	$—	$158,624
Multi-Asset Income
Forward contracts (unrealized appreciation)	$—	$83,031	$—	$83,031
Futures contracts (unrealized appreciation)	21,990	—	—	21,990
Total	$21,990	$83,031	$—	$105,021

The following is a summary, categorized by Level, of inputs used to value the Funds' short investments as of October 31, 2015:

Liability Valuation Inputs	Level 1	Level 2	Level 3§	Total
Global Allocation
Common Stocks Sold Short^
Australia	$(12,207)	$(57,237)	$—	$(69,444)
Hong Kong	—	(35,476)	—	(35,476)
Ireland	(20,154)	(14,201)	—	(34,355)
Japan	—	(185,975)	—	(185,975)
Singapore	—	(28,374)	—	(28,374)
Other Common Stocks Sold Shortß	(3,318,510)	—	—	(3,318,510)
Total Common Stocks Sold Short	(3,350,871)	(321,263)	—	(3,672,134)
Redeemable Preference Shares Sold Short^	—	(263)	—	(263)
Rights Sold Short^	—	—	(17,518)	(17,518)
Total Short Positions	$(3,350,871)	$(321,526)	$(17,518)	$(3,689,915)
Long Short
Common Stocks Sold Short^	$(261,036,909)	$—	$—	$(261,036,909)
Exchange Traded Funds Sold Short	(128,542,647)	—	—	(128,542,647)
Total Short Positions	$(389,579,556)	$—	$—	$(389,579,556)
Long Short Credit
Corporate Debt Securities^	$—	$(764,813)	$—	$(764,813)
Government Securities^	—	(202,041)	—	(202,041)
Total Short Positions	$—	$(966,854)	$—	$(966,854)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

	Beginning balance, as of 11/1/14	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 10/31/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 10/31/15
Investments in Securities:
Global Allocation
Rights Sold Short‡‡
United States	$—	$—	$—	$—	$—	$—	$(17,518)	$—	$(17,518)	$—
Total	$—	$—	$—	$—	$—	$—	$(17,518)	$—	$(17,518)	$—

‡‡  For the year ended October 31, 2015, Global Allocation's Level 3 investments were valued based on using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. The investments did not have a material impact on the Fund's net assets; therefore, unobservable inputs used in formulating such valuations are not presented.

As of the year ended October 31, 2015, certain securities were transferred from one level (as of October 31, 2014) to another. Based on beginning of period market values as of November 1, 2014, $(17,518) was transferred from Level 2 to Level 3 for Global Allocation. Contingent value rights that transferred in or out of Level 3 were primarily due to the pricing methodology being based on dated inputs by Management (Level 3). In addition, $46,300 in long positions and $(331,324) in short positions were transferred from Level 1 to Level 2 for Global Allocation, respectively. Interactive provided adjusted prices for these securities as of October 31, 2015, as stated in the description of the valuation methods of foreign equity securities in footnote † above.

^  The Schedule of Investments (or Short Positions by Industry for Global Allocation) provides information on the industry categorization for the portfolio.

ß  All Level 1 securities that represent multiple geographic locations and/or industries. Please refer to the Schedule of Investments for additional information.

The following is a summary, categorized by Level, of inputs used to value the Funds' derivatives as of October 31, 2015:

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Global Allocation
Forward contracts (unrealized depreciation)	$—	$(138,049)	$—	$(138,049)
Futures contracts (unrealized depreciation)	(49,942)	—	—	(49,942)
Total	$(49,942)	$(138,049)	$—	$(187,991)
Inflation Managed
Futures contracts (unrealized depreciation)	$(51,673)	$—	$—	$(51,673)
Total	$(51,673)	$—	$—	$(51,673)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Liability Valuation Inputs	Level 1	Level 2	Level 3	Total
Long Short
Futures contracts (unrealized depreciation)	$(14,995,765)	$—	$—	$(14,995,765)
Swap contracts	—	(2,896,345)	—	(2,896,345)
Option contracts	(7,387,940)	—	—	(7,387,940)
Total	$(22,383,705)	$(2,896,345)	$—	$(25,280,050)
Long Short Credit
Futures contracts (unrealized depreciation)	$(29,688)	$—	$—	$(29,688)
Swap contracts	—	(384,073)	—	(384,073)
Option contracts	(18,350)	—	—	(18,350)
Total	$(48,038)	$(384,073)	$—	$(432,111)
Multi-Asset Income
Forward contracts (unrealized depreciation)	$—	$(80,439)	$—	$(80,439)
Futures contracts (unrealized depreciation)	(2,710)	—	—	(2,710)
Option contracts	(13,309)	—	—	(13,309)
Total	$(16,019)	$(80,439)	$—	$(96,458)

##  At October 31, 2015, selected fund information on a U.S. federal income tax basis was as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Flexible Select	$92,562,676	$7,041,279	$926,454	$6,114,825
Global Allocation	25,914,745	849,837	927,176	(77,339)
Inflation Managed	17,460,230	459,754	1,918,130	(1,458,376)
Long Short	3,069,865,684	299,537,337	156,521,508	143,015,829
Long Short Credit	8,636,618	34,759	432,117	(397,358)
Multi-Asset Income	16,093,079	213,898	926,612	(712,714)

*  Security did not produce income during the last twelve months.

c  Security had an event of default.

@@  At October 31, 2015, the Funds had outstanding call and put options written as follows:

Fund	Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Long Short	Starwood Hotels & Resorts Worldwide, Inc., Put	2,500	77.5	November 2015	$(587,500)
Long Short	Synchrony Financial, Put	6,904	40	November 2015	(6,800,440)
Total					$(7,387,940)
Long Short Credit	Enterprise Products Partners LP, Put	50	27	November 2015	$(2,650)
Long Short Credit	Kinder Morgan, Inc., Put	50	30	November 2015	(13,350)
Long Short Credit	Plains All American Pipeline LP, Put	50	30	November 2015	(2,350)
Total					$(18,350)

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

Fund	Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
Multi-Asset Income	Altria Group, Inc., Call	5	61.5	November 2015	$(340)
Multi-Asset Income	Amgen, Inc., Call	1	160	November 2015	(298)
Multi-Asset Income	AT&T, Inc., Call	12	34.5	November 2015	(132)
Multi-Asset Income	Avnet, Inc., Call	2	47	November 2015	(80)
Multi-Asset Income	Bristol-Myers Squibb Co., Call	3	68	November 2015	(228)
Multi-Asset Income	Carnival Corp., Call	3	55	November 2015	(213)
Multi-Asset Income	Chevron Corp., Call	2	95	November 2015	(128)
Multi-Asset Income	Cisco Systems, Inc., Call	12	30	November 2015	(420)
Multi-Asset Income	Coca-Cola Co., Call	7	43	November 2015	(280)
Multi-Asset Income	Domtar Corp., Call	1	40	November 2015	(175)
Multi-Asset Income	Dow Chemical Co., Call	3	50	November 2015	(711)
Multi-Asset Income	Exxon Mobil Corp., Call	6	85	November 2015	(336)
Multi-Asset Income	IBM Corp., Call	1	155	November 2015	(3)
Multi-Asset Income	Intel Corp., Call	8	34	November 2015	(520)
Multi-Asset Income	Johnson & Johnson, Call	5	100	November 2015	(1,025)
Multi-Asset Income	L Brands, Inc., Call	1	100	November 2015	(86)
Multi-Asset Income	Merck & Co., Inc., Call	6	53	November 2015	(1,500)
Multi-Asset Income	Microsoft Corp., Call	10	49	November 2015	(3,800)
Multi-Asset Income	PBF Energy, Inc., Call	1	35	November 2015	(95)
Multi-Asset Income	Pfizer, Inc., Call	13	35.5	November 2015	(325)
Multi-Asset Income	Philip Morris International, Inc., Call	3	90	November 2015	(255)
Multi-Asset Income	Phillips 66, Call	1	87.5	November 2015	(310)
Multi-Asset Income	Procter & Gamble Co., Call	6	76	November 2015	(774)
Multi-Asset Income	Texas Instruments, Inc., Call	2	55	November 2015	(452)
Multi-Asset Income	United Parcel Service, Inc., Call	1	105	November 2015	(51)
Multi-Asset Income	Valero Energy Corp., Call	3	65	November 2015	(711)
Multi-Asset Income	Wal-Mart Stores, Inc., Call	3	61.5	November 2015	(36)
Multi-Asset Income	Xerox Corp., Call	5	11	November 2015	(25)
Total					$(13,309)

At October 31, 2015, Long Short, Long Short Credit and Multi-Asset Income had deposited $26,285,598, $1,049,750 and $15,478 in a segregated account to cover requirements on options written, respectively.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2015, these securities amounted to $145,744 or 0.6% of net assets for Global Allocation, $218,559 or 1.4% of net assets for Inflation Managed, $47,391,262 or 1.4% of net assets for Long Short, $2,475,750 or 8.3% of net assets for Long Short Credit and $42,350 or 0.3% of net assets for Multi-Asset Income.

Ñ  These securities have been deemed by the investment manager to be illiquid. At October 31, 2015, these securities amounted to approximately $520 and $(17,781) or 0.0% and (0.1)% of net assets for Global Allocation.

Ø  All or a portion of this security was purchased on a when-issued basis. At October 31, 2015, these securities amounted to $155,296 for Global Allocation and $23,365,575 for Long Short. For TBA (to be announced) securities, the maturity date was not known at the time of investment.

@  All or a portion of this security has been pledged as collateral.

È  All or a portion of this security is on loan.

See Notes to Financial Statements

Notes to Schedule of Investments (cont'd)

ØØ  All or a portion of this security is segregated in connection for when-issued security purchase commitments and/or obligations for common stocks sold short and/or written options and/or forward contracts and/or swap contracts and/or financial futures contracts.

g  At October 31, 2015, Global Allocation had pledged securities in the amount of $2,884,661 to cover collateral requirements for borrowing in connection with securities sold short. At October 31, 2015, Long Short had pledged securities in the amount of $50,048,413 to cover collateral requirements for borrowing in connection with securities sold short and written and/or purchased options.

h  At October 31, 2015, Multi-Asset Income pledged securities in the amount of $57,076 to cover collateral requirements for borrowing in connection with financial futures.

‡  At October 31, 2015, Global Allocation had deposited $1,383,720 in a segregated account to cover collateral requirements for borrowing in connection with securities sold short. For Global Allocation, this collateral is made up of the proceeds from the securities sold short and collateral received from security lending activities. At October 31, 2015, Long Short and Long Short Credit had deposited $400,341,467 and $967,611 in segregated accounts to cover collateral requirements for borrowing in connection with securities sold short.

**  Step Bond: Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

§§  Affiliated issuer (see Note F of Notes to Financial Statements).

f  Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

a  Principal amount is stated in the currency in which security is denominated.

AUD = Australian Dollar

CAD = Canadian Dollar

EUR = Euro

GBP = Pound Sterling

JPY = Japanese Yen

MXN = Mexican Peso

NZD = New Zealand Dollar

ZAR = South African Rand

b  Effective February 28, 2015. Formerly, Inflation Navigator Fund through February 27, 2015.

d  The rate shown is the annualized seven day yield at year-end.

e  See Note A in the Notes to Financial Statements for the Funds' open positions in derivatives at October 31, 2015.

See Notes to Financial Statements

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Statements of Asset and Liabilities

Neuberger Berman Alternative Funds

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION MANAGED FUND[a]
	October 31, 2015	October 31, 2015	October 31, 2015
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$87,011,692	$17,132,092	$11,445,794
Affiliated issuers	11,665,809	8,705,314	4,556,060
	98,677,501	25,837,406	16,001,854
Cash	22,100	—	—
Foreign currency*	—	53,145	256
Cash collateral segregated for short sales (Note A)	—	1,150,000	—
Cash collateral segregated for financial futures contracts (Note A)	—	197,557	64,123
Cash collateral segregated for option contracts (NoteA)	—	—	—
Cash collateral segregated for swap contracts (Note A)	—	—	—
Dividends and interest receivable	86,923	51,576	45,918
Receivable for securities sold	1,357	386,488	206,090
Receivable for Fund shares sold	—	22,774	2,010
Receivable from Management-net (Note B)	22,351	46,328	17,096
Receivable for variation margin on centrally cleared swap contracts	—	—	—
Receivable for variation margin on financial futures (Note A)	—	—	—
OTC swap contracts, at value (Note A)	—	—	—
Cash collateral for securities loaned (Note A)	—	233,817	—
Receivable for forward foreign currency contracts (Note A-14)	—	151,897	—
Prepaid expenses and other assets	16,059	18,276	28,072
Total Assets	98,826,291	28,149,264	16,365,419
Liabilities
Investments sold short, at value** (Note A)	—	3,689,915	—
OTC swap contracts, at value (Note A)	—	—	—
Interest payable for short sales	—	4,667	—
Payable for collateral on securities loaned (Note A)	—	233,817	—
Payable to investment manager—net (Notes A & B)	46,247	7,230	6,538
Option contracts written, at value*** (Note A)	—	—	—
Due to custodian	1,357	—	—
Payable for securities purchased	39,973	265,460	107,798
Payable for Fund shares redeemed	—	28,309	—
Payable to administrator—net (Note B)	—	—	—
Payable to trustees	2,189	2,189	2,189
Payable for variation margin on financial futures contracts (Note A)	—	38,948	747
Payable for forward foreign currency contracts (Note A)	—	138,049	—
Distributions payable	—	—	—
Accrued expenses and other payables	130,367	182,413	135,568
Total Liabilities	220,133	4,590,997	252,840
Net Assets	$98,606,158	$23,558,267	$16,112,579
Net Assets consist of:
Paid-in capital	$87,931,836	$23,892,048	$17,939,739
Undistributed net investment income (loss)	499,392	—	—
Distributions in excess of net investment income	—	(250,183)	(847)
Accumulated net realized gains (losses) on investments	3,914,546	(115,314)	(321,741)
Net unrealized appreciation (depreciation) in value of investments	6,260,384	31,716	(1,504,572)
Net Assets	$98,606,158	$23,558,267	$16,112,579

See Notes to Financial Statements

Statements of Asset and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION MANAGED FUND[a]
	October 31, 2015	October 31, 2015	October 31, 2015
Net Assets
Institutional Class	$98,097,920	$8,919,476	$14,195,120
Class A	356,668	8,075,808	367,210
Class C	151,570	6,562,983	261,082
Class R6	—	—	1,289,167
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	8,428,165	856,390	1,480,994
Class A	30,799	779,757	38,495
Class C	13,222	644,543	27,755
Class R6	—	—	134,448
Net Asset Value, offering and redemption price per share
Institutional Class	$11.64	$10.42	$9.58
Class R6	—	—	9.59
Net Asset Value and redemption price per share
Class A	$11.58	$10.36	$9.54
Offering Price per share
Class A‡	$12.29	$10.99	$10.12
Net Asset Value and offering price per share
Class C^	$11.46	$10.18	$9.41
†Securities on loan, at value:
Unaffiliated issuers	$—	$228,266	$—
*Cost of Investments:
Unaffiliated issuers	$80,783,587	$16,735,146	$12,090,431
Affiliated issuers	11,632,509	9,022,784	5,372,800
Total cost of investments	$92,416,096	$25,757,930	$17,463,231
Total cost of foreign currency	$—	$53,458	$246
**Proceeds from investments sold short	$—	$3,604,445	$—
***Premium received from option contracts written	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

a  Formerly Inflation Navigator Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Asset and Liabilities (cont'd)

Neuberger Berman Alternative Funds

	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND
	October 31, 2015	October 31, 2015	October 31, 2015
Assets
Investments in securities, at value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$3,212,881,513	$8,239,260	$8,745,441
Affiliated issuers	—	—	6,634,924
	3,212,881,513	8,239,260	15,380,365
Cash	5,731,640	19,632,247	—
Foreign currency*	49,676	103,309	—
Cash collateral segregated for short sales (Note A)	400,341,467	967,611	—
Cash collateral segregated for financial futures contracts (Note A)	20,582,980	59,000	—
Cash collateral segregated for option contracts (Note A)	26,285,598	1,049,750	15,478
Cash collateral segregated for swap contracts (Note A)	1,750,000	699,027	—
Dividends and interest receivable	4,082,655	178,674	53,747
Receivable for securities sold	73,247,787	—	—
Receivable for Fund shares sold	5,878,273	625,040	—
Receivable from Management-net (Note B)	—	—	45,121
Receivable for variation margin on centrally cleared swap contracts	—	419,057	—
Receivable for variation margin on financial futures contracts (Note A)	2,196,107	4,808	2,442
OTC swap contracts, at value (Note A)	614,218	125,920	—
Cash collateral for securities loaned (Note A)	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	9,676	83,031
Prepaid expenses and other assets	112,947	47,090	36,849
Total Assets	3,753,754,861	32,160,469	15,617,033
Liabilities
Investments sold short, at value** (Note A)	389,579,556	966,854	—
OTC swap contracts, at value (Note A)	2,896,345	384,073	—
Interest payable for short sales	474,811	15,776	—
Payable for collateral on securities loaned (Note A)	—	—	—
Payable to investment manager—net (Notes A & B)	3,102,516	17,924	2,422
Option contracts written, at value*** (Note A)	7,387,940	18,350	13,309
Due to custodian	—	—	5,416
Payable for securities purchased	65,479,204	587,751	26,780
Payable for Fund shares redeemed	11,457,493	119	242
Payable to administrator—net (Note B)	714,959	15,375	—
Payable to trustees	2,189	2,153	2,153
Payable for variation margin on financial futures contracts (Note A)	—	—	—
Payable for forward foreign currency contracts (Note A)	—	—	80,439
Distributions payable	—	31,763	36,137
Accrued expenses and other payables	583,696	154,072	119,206
Total Liabilities	481,678,709	2,194,210	286,104
Net Assets	$3,272,076,152	$29,966,259	$15,330,929
Net Assets consist of:
Paid-in capital	$3,153,108,136	$30,623,544	$16,249,379
Undistributed net investment income (loss)	—	—	—
Distributions in excess of net investment income	(6,400,482)	(20,891)	(6,700)
Accumulated net realized gains (losses) on investments	(3,489,910)	(300,840)	(162,665)
Net unrealized appreciation (depreciation) in value of investments	128,858,408	(335,554)	(749,085)
Net Assets	$3,272,076,152	$29,966,259	$15,330,929

See Notes to Financial Statements

Statements of Asset and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND
	October 31, 2015	October 31, 2015	October 31, 2015
Net Assets
Institutional Class	$2,719,800,083	$22,771,564	$10,595,537
Class A	361,658,285	1,315,827	477,806
Class C	190,617,784	1,006,167	472,639
Class R6	—	4,872,701	3,784,947
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	213,176,714	2,336,613	1,123,328
Class A	28,646,906	135,008	50,659
Class C	15,515,480	103,246	50,111
Class R6	—	500,000	401,294
Net Asset Value, offering and redemption price per share
Institutional Class	$12.76	$9.75	$9.43
Class R6	—	9.75	9.43
Net Asset Value and redemption price per share
Class A	$12.62	$9.75	$9.43
Offering Price per share
Class A	$13.39	$10.18	$9.85
Net Asset Value and offering price per share
Class C	$12.29	$9.75	$9.43
†Securities on loan, at value:
Unaffiliated issuers	$—	$—	$—
*Cost of Investments:
Unaffiliated issuers	$3,056,174,762	$8,636,618	$9,161,757
Affiliated issuers	—	—	6,982,970
Total cost of investments	$3,056,174,762	$8,636,618	$16,144,727
Total cost of foreign currency	$50,627	$104,022	$—
**Proceeds from investments sold short	$378,816,000	$956,666	$—
***Premium received from option contracts written	$7,434,936	$13,362	$5,860

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations

Neuberger Berman Alternative Funds

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION MANAGED FUND[a]
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$1,449,919	$274,976	$307,054
Dividend income—affiliated issuers (Notes A and F)	163,902	112,733	150,482
Interest and other income—unaffiliated issuers	4	37,426	65,628
Income from securities loaned—net (Note A)	—	953	—
Foreign taxes withheld (Note A)	(24,086)	(10,679)	(121)
Total income	$1,589,739	$415,409	$523,043
Expenses:
Investment management fees (Note B)	595,891	173,522	132,238
Administration fees (Note B)	59,589	16,018	12,207
Administration fees (Note B):
Institutional Class	88,692	9,724	16,073
Class A	1,206	18,116	3,565
Class C	332	13,666	712
Class R6	—	—	69
Distribution fees (Note B):
Class A	1,508	22,645	4,456
Class C	1,661	68,330	3,559
Shareholder servicing agent fees:
Institutional Class	4,541	1,084	1,014
Class A	357	3,002	910
Class C	109	2,011	188
Class R6	—	—	3,646
Organization expense (Note A)	—	—	—
Audit fees	52,000	64,700	65,500
Custodian and accounting fees	103,839	226,275	97,779
Insurance expense	2,935	934	519
Legal fees	145,213	145,382	129,125
Registration and filing fees	48,928	59,180	64,000
Shareholder reports	2,178	6,900	3,008
Trustees' fees and expenses	34,054	33,987	33,985
Short sales expense (Note A)	—	39,664	—
Dividend and interest expense on securities sold short (Note A)	—	53,228	—
Interest expense	45	1,166	879
Miscellaneous	8,249	33,626	27,692
Total expenses	1,151,327	993,160	601,124
Expenses reimbursed by Management (Note B)	(302,764)	(549,467)	(406,404)
Investment management fees waived (Note A)	(15,553)	(59,494)	(41,178)
Total net expenses	833,010	384,199	153,542
Net investment income (loss)	$756,729	$31,210	$369,501

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	FLEXIBLE SELECT FUND	GLOBAL ALLOCATION FUND	INFLATION MANAGED FUND[a]
	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015	For the Year Ended October 31, 2015
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	4,076,513	(632,322)	(21,523)
Sales of investment securities of affiliated issuers	59,013	(116,949)	(525,281)
Sales of investment securities of unaffiliated issuers sold short	—	515,933	—
Realized gain distributions from affiliated issuers	11,723	—	7,209
Forward foreign currency contracts	—	80,920	—
Foreign currency	32	(51,577)	(2,164)
Financial futures contracts	—	389,347	82,554
Option contracts and swaptions written	—	—	—
Swap contracts	—	111,835	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(4,659,798)	1,020,711	(1,877,398)
Affiliated investment securities	(68,514)	(317,470)	(586,516)
Unaffiliated investment securities sold short	—	(691,886)	—
Forward foreign currency contracts	—	10,888	—
Foreign currency	(902)	13,536	(252)
Financial futures contracts	—	(188,470)	(28,887)
Option contracts written	—	—	—
Swap contracts	—	(456,795)	—
Net gain (loss) on investments	(581,933)	(312,299)	(2,952,258)
Net increase (decrease) in net assets resulting from operations	$174,796	$(281,089)	$(2,582,757)

a  Formerly Inflation Navigator Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds

	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND
	For the Year Ended October 31, 2015	Period from June 29, 2015 (Commencement of Operations) to October 31, 2015	Period from March 27, 2015 (Commencement of Operations) to October 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$35,950,075	$4,050	$201,864
Dividend income—affiliated issuers (Notes A and F)	—	—	182,742
Interest and other income—unaffiliated issuers	25,944,714	156,365	25,001
Income from securities loaned—net (Note A)	—	—	—
Foreign taxes withheld (Note A)	(591,744)	—	(5,958)
Total income	$61,303,045	$160,415	$403,649
Expenses:
Investment management fees (Note B)	37,201,002	69,726	42,254
Administration fees (Note B)	2,020,521	5,229	5,634
Administration fees (Note B):
Institutional Class	2,492,420	5,697	5,819
Class A	782,873	737	618
Class C	413,485	717	614
Class R6	—	339	467
Distribution fees (Note B):
Class A	978,592	877	736
Class C	2,067,423	3,413	2,924
Shareholder servicing agent fees:
Institutional Class	187,840	1,561	1,811
Class A	78,438	1,521	1,616
Class C	22,918	1,510	1,571
Class R6	—	1,508	1,635
Organization expense (Note A)	—	99,533	64,186
Audit fees	33,800	27,500	30,000
Custodian and accounting fees	543,197	38,216	101,516
Insurance expense	88,389	—	247
Legal fees	148,912	77,145	41,180
Registration and filing fees	333,850	21,793	32,274
Shareholder reports	273,887	5,000	20,000
Trustees' fees and expenses	37,117	10,405	18,598
Short sales expense (Note A)	3,110,751	—	—
Dividend and interest expense on securities sold short (Note A)	8,556,654	4,914	—
Interest expense	16,266	—	29
Miscellaneous	153,659	1,288	2,198
Total expenses	59,541,994	378,629	375,927
Expenses reimbursed by Management (Note B)	—	(265,191)	(312,045)
Investment management fees waived (Note A)	—	(4,710)	(20,907)
Total net expenses	59,541,994	108,728	42,975
Net investment income (loss)	$1,761,051	$51,687	$360,674

See Notes to Financial Statements

Statements of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

	LONG SHORT FUND	LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND
	For the Year Ended October 31, 2015	Period from June 29, 2015 (Commencement of Operations) to October 31, 2015	Period from March 27, 2015 (Commencement of Operations) to October 31, 2015
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(20,623,793)	30,734	(187,309)
Sales of investment securities of affiliated issuers	—	—	(9,772)
Sales of investment securities of unaffiliated issuers sold short	7,396,816	—	—
Realized gain distributions from affiliated issuers	—	—	—
Forward foreign currency contracts	—	(11,476)	66,913
Foreign currency	(70,425)	3,011	3,739
Financial futures contracts	(4,413,790)	(17,743)	(48,714)
Option contracts and swaptions written	1,867,223	42,895	11,544
Swap contracts	(753,311)	(311,116)	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(55,338,944)	(397,358)	(416,316)
Affiliated investment securities	—	—	(348,046)
Unaffiliated investment securities sold short	20,851,664	(10,188)	—
Forward foreign currency contracts	—	9,676	2,592
Foreign currency	(951)	(302)	854
Financial futures contracts	(5,853,069)	(25,075)	19,280
Option contracts and swaptions written	(112,893)	(4,988)	(7,449)
Swap contracts	(2,282,127)	92,681	—
Net gain (loss) on investments	(59,333,600)	(599,249)	(912,684)
Net increase (decrease) in net assets resulting from operations	$(57,572,549)	$(547,562)	$(552,010)

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Alternative Funds

	FLEXIBLE SELECT FUND		GLOBAL ALLOCATION FUND		INFLATION MANAGED FUND[a]
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$756,729	$900,336	$31,210	$(460,298)	$369,501	$265,509
Net realized gain (loss) on investments	4,147,281	1,759,644	297,187	2,308,067	(459,205)	(38,105)
Net increase from payments by affiliates (Note B)	—	—	—	10,922	—	—
Change in net unrealized appreciation (depreciation) of investments	(4,729,214)	7,109,249	(609,486)	(1,689,740)	(2,493,053)	622,153
Net increase (decrease) in net assets resulting from operations	174,796	9,769,229	(281,089)	168,951	(2,582,757)	849,557
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(929,244)	(335,177)	(291,025)	(1,423,702)	(160,335)	(332,927)
Class A	(5,414)	(302)	(213,455)	(632,740)	(17,710)	(1,920)
Class C	(252)	(17)	(119,683)	(373,622)	(1,928)	(1,167)
Class R6	—	—	—	—	—	—
Net realized gain on investments:
Institutional Class	(1,840,204)	—	—	—	—	—
Class A	(13,200)	—	—	—	—	—
Class C	(3,226)	—	—	—	—	—
Total distributions to shareholders	(2,791,540)	(335,496)	(624,163)	(2,430,064)	(179,973)	(336,014)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	1,157,293	8,535	2,515,508	3,525,689	9,824,664	1,024,850
Class A	146,287	540,373	2,375,082	7,858,510	452,417	2,379,608
Class C	31,250	18,500	2,005,763	4,320,936	110,000	199,190
Class R6	—	—	—	—	2,123,633	—
Proceeds from reinvestment of dividends and distributions:
Institutional Class	2,769,448	335,177	288,150	1,413,385	160,335	332,927
Class A	18,353	302	196,325	502,685	17,499	1,920
Class C	3,478	17	112,130	359,737	1,928	1,167
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Institutional Class	—	(162,561)	(5,993,667)	(8,502,926)	(10,219,188)	(932,595)
Class A	(427,326)	(76,021)	(3,760,596)	(6,038,449)	(2,054,536)	(281,537)
Class C	(15,000)	—	(2,298,236)	(2,120,187)	(110,204)	—
Class R6	—	—	—	—	(812,632)	—
Net increase (decrease) from Fund share transactions	3,683,783	664,322	(4,559,541)	1,319,380	(506,084)	2,725,530
Net Increase (Decrease) in Net Assets	1,067,039	10,098,055	(5,464,793)	(941,733)	(3,268,814)	3,239,073
Net Assets:
Beginning of year	97,539,119	87,441,064	29,023,060	29,964,793	19,381,393	16,142,320
End of year	$98,606,158	$97,539,119	$23,558,267	$29,023,060	$16,112,579	$19,381,393
Undistributed net investment income (loss) at end of year	$499,392	$704,109	$—	$148,162	$—	$3,028
Distributions in excess of net investment income at end of year	$—	$—	$(250,183)	$—	$(847)	$—

a  Formerly Inflation Navigator Fund. See Note A of Notes to Financial Statements.

See Notes to Financial Statements

	LONG SHORT FUND		LONG SHORT CREDIT FUND	MULTI-ASSET INCOME FUND
	Year Ended October 31, 2015	Year Ended October 31, 2014	Period from June 29, 2015 (Commencement of Operations) to October 31, 2015	Period from March 27, 2015 (Commencement of Operations) to October 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$1,761,051	$130,674	$51,687	$360,674
Net realized gain (loss) on investments	(16,597,280)	19,939,826	(263,695)	(163,599)
Net increase from payments by affiliates (Note B)	—	60,836	—	—
Change in net unrealized appreciation (depreciation) of investments	(42,736,320)	88,112,575	(335,554)	(749,085)
Net increase (decrease) in net assets resulting from operations	(57,572,549)	108,243,911	(547,562)	(552,010)
Distributions to Shareholders From (Note A):
Net investment income:
Institutional Class	(4,409,898)	—	(85,053)	(255,461)
Class A	—	—	(3,409)	(10,532)
Class C	—	—	(908)	(8,311)
Class R6	—	—	(23,469)	(93,689)
Net realized gain on investments:
Institutional Class	(10,559,751)	(5,606,352)	—	—
Class A	(1,445,208)	(2,452,314)	—	—
Class C	(779,780)	(609,411)	—	—
Total distributions to shareholders	(17,194,637)	(8,668,077)	(112,839)	(367,993)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	1,207,863,852	2,043,724,867	23,253,671	11,175,000
Class A	153,230,211	405,081,481	1,342,090	505,113
Class C	44,433,285	112,535,003	1,031,820	503,000
Class R6	—	—	5,000,000	4,000,000
Proceeds from reinvestment of dividends and distributions:
Institutional Class	9,519,935	4,822,872	4,433	57,340
Class A	1,289,389	2,249,144	121	1,530
Class C	570,226	466,547	12	1,135
Class R6	—	—	—	13,056
Payments for shares redeemed:
Institutional Class	(1,066,158,964)	(526,844,014)	(5,487)	(2,296)
Class A	(172,178,965)	(546,927,034)	—	—
Class C	(59,121,559)	(22,735,877)	—	(2,946)
Class R6	—	—	—	—
Net increase (decrease) from Fund share transactions	119,447,410	1,472,372,989	30,626,660	16,250,932
Net Increase (Decrease) in Net Assets	44,680,224	1,571,948,823	29,966,259	15,330,929
Net Assets:
Beginning of year	3,227,395,928	1,655,447,105	—	—
End of year	$3,272,076,152	$3,227,395,928	$29,966,259	$15,330,929
Undistributed net investment income (loss) at end of year	$—	$—	$—	$—
Distributions in excess of net investment income at end of year	$(6,400,482)	$(2,109,958)	$(20,891)	$(6,700)

Notes to Financial Statements Alternative Funds

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Each Fund is a separate operating series of the Trust. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified Fund (Global Allocation and Long Short became diversified in December 2013 and December 2014, respectively). Flexible Select, Inflation Managed, Long Short Credit and Multi-Asset Income are each diversified. Inflation Managed had no operations until December 19, 2012, other than matters relating to its organization and its registration of shares under the 1933 Act. Flexible Select had no operations until May 31, 2013, other than matters relating to its organization and its registration of shares under the 1933 Act. Long Short Credit had no operations until June 29, 2015, other than matters relating to its organization and its registration of shares under the 1933 Act. Multi-Asset Income had no operations until March 27, 2015, other than matters relating to its organization and its registration of shares under the 1933 Act. Each Fund offers Institutional Class shares, Class A shares and Class C shares. Long Short Credit, Inflation Managed and Multi-Asset Income also offer Class R6. The Board may establish additional series or classes of shares without the approval of shareholders. Effective February 28, 2015, Neuberger Berman Inflation Navigator Fund changed its name to Neuberger Berman Inflation Managed Fund.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each of Flexible Select, Global Allocation, Inflation Managed and Long Short to continue to, and the intention of Long Short Credit and Multi-Asset Income to, qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2015, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating loss netted against short term capital gains or written-off, current and prior year partnership basis adjustments, non-taxable distributions from real estate investment trusts ("REITs") and other underlying investments, paydown losses on mortgage backed and asset backed securities, gains and losses on swap contracts, futures, foreign currency gains and losses, gains and losses from passive foreign investment companies (PFICs), non-deductible stock issuance fees, affiliated capital gain reclass to ordinary income, distributions in excess and re-designated, deemed distributions on shareholder redemptions and deflation adjustments on U.S. Treasury inflation protected bonds (TIPs). For the year ended October 31, 2015, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains Losses) on Investments
Flexible Select	$(1)	$(26,536)	$26,537
Global Allocation	(1,322)	194,608	(193,286)
Inflation Managed	(20,728)	(193,403)	214,131
Long Short	(811,504)	(1,641,677)	2,453,181
Long Short Credit	(3,116)	40,261	(37,145)
Multi-Asset Income	(1,553)	619	934

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014 was as follows:

	Distributions Paid From:
	Ordinary Income			Tax-Exempt Income			Long-Term Capital Gain			Return of Capital			Total
	2015		2014	2015		2014	2015		2014	2015		2014	2015		2014
Flexible Select	$1,589,876		$335,496	$—		$—	$1,201,664		$—	$—		$—	$2,791,540		$335,496
Global Allocation	624,099		2,430,064	—		—	64		—	—		—	624,163		2,430,064
Inflation Managed	179,973		336,014	—		—	—		—	—		—	179,973		336,014
Long Short	4,409,898		7,970,437	—		—	12,784,739		697,640	—		—	17,194,637		8,668,077
Long Short Credit	112,839	(2)	—	—	(2)	—	—	(2)	—	—	(2)	—	112,839	(2)	—
Multi-Asset Income	367,993	(1)	—	—	(1)	—	—	(1)	—	—	(1)	—	367,993	(1)	—

(1)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(2)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Flexible Select	$521,905	$4,061,125	$6,113,804	$—	$(22,512)	$10,674,322
Global Allocation	—	43,069	(126,570)	(226,599)	(23,681)	(333,781)
Inflation Managed	—	—	(1,452,577)	(374,583)	—	(1,827,160)
Long Short	—	—	132,038,398	(13,019,050)	(51,332)	118,968,016
Long Short Credit	135,375	—	(412,836)	(325,915)	(53,909)	(657,285)
Multi-Asset Income	38,841	—	(707,932)	(199,990)	(49,369)	(918,450)

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, straddles and unsettled short sales; timing differences of distribution payments, swaps, futures contracts and forward contracts; adjustments related to post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses, and tax adjustments related to REITs, TIPs, PFICs, short sales, partnerships, futures, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2015, the Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards (No Expiration Date)
	Long-Term	Short-Term
Inflation Managed	$—	$374,583
Long Short	—	4,372,583
Long Short Credit	20,334	305,581
Multi-Asset Income	—	199,990

During the year ended October 31, 2015, Global Allocation utilized capital loss carryforwards of $68,747.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2015, Long Short elected to defer the following late-year ordinary losses:

Late-Year Ordinary Loss
Deferral
Global Allocation	$226,599
Long Short	8,646,467

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2015, there were no outstanding balances of accrued capital gains taxes for any Fund.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

It is the policy of each of Flexible Select, Global Allocation, Inflation Managed, Long Short and Multi-Asset Income to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Flexible Select, Global Allocation, Inflation Managed, Long Short and Multi-Asset Income are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Flexible Select, Global Allocation, Inflation Managed, Long Short and Multi-Asset Income until the following calendar year. At October 31, 2015, Flexible Select, Global Allocation, Inflation Managed and Long Short estimated these amounts within the financial statements because the information is not available from the REITs until after each Fund's fiscal year-end. At October 31, 2015, Flexible Select, Global Allocation, Inflation Managed, Long Short and Multi-Asset Income estimated these amounts for the period January 1, 2015 to October 31, 2015 within the financial statements because the 2015 information is not available from the REITs until after each Fund's fiscal year-end. All estimates are based upon REIT information sources available to Flexible Select, Global Allocation, Inflation Managed, Long Short and Multi-Asset Income together with actual IRS Forms 1099-DIV received to date. For the year ended October 31, 2015, the character of distributions paid to shareholders of Flexible Select, Global Allocation, Inflation Managed and Long Short disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. Based on past experience it is possible that a portion of Flexible Select's, Global Allocation's, Inflation Managed's, Long Short's and Multi-Asset Income's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Flexible Select, Global Allocation, Inflation Managed, Long Short and Multi-Asset Income learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often recharacterized as return of capital and/or capital gain. After all applicable REITs have informed Flexible Select, Global Allocation, Inflation Managed, Long Short and Multi-Asset Income of the actual breakdown of distributions paid to Flexible Select, Global Allocation, Inflation Managed, Long Short and Multi-Asset Income during its fiscal year, estimates previously recorded are adjusted on the books of Flexible Select, Global Allocation, Inflation Managed, Long Short and Multi-Asset Income to reflect actual results. As a result, the composition of Flexible Select's, Global Allocation's, Inflation Managed's and Long Short's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Flexible Select, Global Allocation, Inflation Managed and Long Short shareholders on IRS Form 1099-DIV.

8  Organization expenses: Costs incurred by Long Short Credit and Multi-Asset Income in connection with their organization, which amounted to $99,533 and $64,186, respectively, and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Dollar rolls: The Funds may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

12  Securities sold short: Each Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, a Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, a Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which a Fund sold the security short, while losses are potentially unlimited in size. The Funds pledge securities and/or other assets, which may include cash collateral from securities lending activities, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Funds and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in the "Cash collateral segregated for short sales" on the Statements of Assets and Liabilities. The Funds are required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender) and, for Global Allocation, the amount of any securities lending cash collateral used to finance short sales until the Fund replaces a borrowed security. The Funds are contractually responsible to the lender for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Funds and are excluded from the contractual expense limitation. At October 31, 2015, Global Allocation had pledged cash in the amount of $1,150,000 to State Street Bank and Trust Company ("State Street"), as collateral for short sales, in addition to cash collateral received from securities lending activities for the Fund. In addition, State Street has a perfected security interest in these Global Allocation assets. At October 31, 2015, Long Short and Long Short Credit had pledged cash in the amount of $400,341,467 and $967,611 to State Street to cover collateral requirements for borrowing in connection with securities sold short, respectively.

At October 31, 2015, Global Allocation and Long Short had pledged securities in the amount of $2,884,661 and $50,048,390, respectively, to State Street to cover collateral requirements for borrowing in connection with securities sold short.

13  Security lending: Each Fund (except Inflation Managed), using State Street as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees disclosed within the Statements of Operations under the caption, "Income from securities loaned-net" are net of expenses retained by State Street as compensation for its services as lending agent. For the year ended October 31, 2015, Global Allocation received net income under the securities lending arrangement of $953. The Funds receive cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Some or all of the cash collateral may be used to finance short sales. As of October 31, 2015, approximately 100% of the cash collateral received by Global Allocation was used to finance short sales.

As of October 31, 2015, Global Allocation had outstanding loans of securities to certain approved brokers for which it received collateral as follows:

	Value of Loaned Securities	Value of Collateral
Global Allocation	$228,266	$233,817

14  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act or pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order (see Note A-16 for more information about the exemptive order). Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

15  Derivative instruments: During the year ended October 31, 2015, the Funds' use of derivatives, as described below for each Fund, except for Flexible Select (which did not engage in any derivative use), was limited to total return swaps, total return basket swaps, equity swaps, over the counter ("OTC") credit default swaps, swaptions, centrally cleared credit default swaps, financial futures, forward contracts, and purchased and written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Total return swap contracts: During the year ended October 31, 2015, Global Allocation used total return swaps to provide investment exposure to the benchmark indices (which were 50% MSCI World Index and 50% J.P. Morgan Global Government Bond Index at the time Global Allocation used total return swaps). During the year ended October 31, 2015, Long Short used total return swaps in an attempt to increase returns, reduce risks and for hedging purposes. During the period ended October 31, 2015, Long Short Credit used total return swaps to replace more traditional direct investments and to hedge risk. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations.

At October 31, 2015, there were no total return swap contracts outstanding for Global Allocation. During the year ended October 31, 2015, the average notional value of total return swap contracts was $7,199,072 for Global Allocation.

At October 31, 2015, the Funds had outstanding OTC total return swap contracts as follows:

Long Short

Short Total Return Swaps

Swap Counterparty	Reference Entity	Notional Value(3)	Termination Date	Variable-rate		Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
Goldman Sachs International	S&P Oil & Gas Exploration & Production Select Industry Index	$(3,277,467)	February 13, 2017	(2.254	)%(1)	$38,584	$(14,473)	$24,111
Goldman Sachs International	Alerian MLP Infrastructure Index	$(9,759,588)	February 13, 2017	(0.554	)%(2)	520,908	(1,121)	519,787
						$559,492	$(15,594)	$543,898

(1)  1 month LIBOR as of October 13, 2015 minus 2.45%

(2)  1 month LIBOR as of October 13, 2015 minus 0.75%.

(3)  Notional value represents the value (including any fees or commissions) of the short positions when they were established.

Long Short Credit

Short Total Return Swaps

Swap Counterparty	Reference Entity	Notional Value(1)	Termination Date	Unrealized Appreciation (Depreciation)
Bank of America N.A	Bovespa Index Futures	$(976,611)	December 16, 2015	$13,005
				$13,005

(1)  Notional value represents the value (including any fees or commissions) of the short positions when they were established.

Total return basket swap contracts: During the year ended October 31, 2015, Long Short used total return basket swaps in an attempt to increase returns, reduce risks and for hedging purposes. During the period ended October 31, 2015, Long Short Credit used total return basket swaps to replace more traditional direct investments and to hedge risk. Certain Funds may enter into an total return basket swap agreement to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the swap is designed to function as a portfolio of direct investments in long and short equity or fixed income positions. The Funds have the ability to trade in and out of long and short positions within the swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as "financing costs". Positions within the swap are reset periodically, and financing costs are reset monthly. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Funds and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Funds and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of a International Swaps and Derivatives Association (ISDA) agreement between the Funds and the counterparty. A change in the market value of a total return basket swap contract is recognized as a change in unrealized appreciation (depreciation) on swap contracts in the Statements of Operations. Cash settlements between a Fund and the counterparty are recognized as realized gains (losses) on swap contracts in the Statements of Operations. At October 31, 2015, Long Short and Long Short Credit had total return basket swaps outstanding as follows:

At October 31, 2015, the outstanding OTC total return basket swaps* were as follows:

Long Short

Counterparty	Description	Expiration Date(s)	Value
Goldman Sachs & Co.	The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	10/3/2016- 3/30/2017	$(2,826,025)

*  The following table represents the individual short positions and related values of the total return basket swaps as of October 31, 2015.

Reference Entity	Shares	Notional Value(a)	Net Unrealized Appreciation (Depreciation)
Short Positions
GSCBNMLP INDEX
Tesoro Logistics LP	(13,255)	$(1,321,195)	$(105,163)
Valero Energy Partners LP	(12,706)	(1,266,466)	(100,807)
Shell Midstream Partners LP	(12,348)	(1,230,764)	(97,965)
Western Gas Partners LP	(11,551)	(1,151,407)	(91,648)
Spectra Energy Partners LP	(11,031)	(1,099,485)	(87,516)
ONEOK Partners LP	(10,449)	(1,041,485)	(82,899)
MPLX LP	(10,190)	(1,015,704)	(80,847)
Targa Resources Partners LP	(10,170)	(1,013,792)	(80,693)
	(91,700)	(9,140,298)	(727,538)
GSCBNMLP INDEX
Tesoro Logistics LP	(13,255)	(1,266,596)	(159,762)
Valero Energy Partners LP	(12,706)	(1,214,128)	(153,144)
Shell Midstream Partners LP	(12,348)	(1,179,902)	(148,827)
Western Gas Partners LP	(11,551)	(1,103,824)	(139,231)
Spectra Energy Partners LP	(11,031)	(1,054,048)	(132,953)
ONEOK Partners LP	(10,449)	(998,445)	(125,939)
MPLX LP	(10,190)	(973,729)	(122,822)
Targa Resources Partners LP	(10,170)	(971,896)	(122,591)
	(91,700)	(8,762,568)	(1,105,269)
GSCBNUTL INDEX
Pattern Energy Group Inc.	(8,305)	(790,984)	(186,711)
8Point3 Energy Partners LP	(8,304)	(790,927)	(186,698)
TerraForm Power Inc.	(8,259)	(786,609)	(185,679)
NextEra Energy Partners LP	(7,894)	(751,872)	(177,479)
Abengoa Yield PLC	(7,543)	(718,423)	(169,583)
TerraForm Global Inc.	(7,195)	(685,418)	(161,793)
	(47,500)	(4,524,233)	(1,067,943)

Reference Entity	Shares	Notional Value(a)	Net Unrealized Appreciation (Depreciation)
Short Positions
GSCBNINV INDEX
FS Investment Corp.	(14,337)	$(1,403,029)	$(4,165)
Prospect Capital Corp.	(10,597)	(1,036,977)	(3,078)
Ares Capital Corp.	(7,198)	(704,398)	(2,091)
New Mountain Finance Corp.	(7,137)	(698,424)	(2,073)
Triangle Capital Corp.	(6,872)	(672,462)	(1,996)
Apollo Investment Corp.	(6,777)	(663,149)	(1,969)
Fifth Street Finance Corp.	(6,395)	(625,835)	(1,858)
PennantPark Investment Corp.	(3,683)	(360,437)	(1,070)
THL Credit Inc.	(3,572)	(349,568)	(1,038)
Medley Capital Corp.	(3,432)	(335,886)	(997)
	(70,000)	(6,850,165)	(20,335)
GSCBNINV INDEX
FS Investment Corp.	(14,440)	(1,430,410)	13,165
Prospect Capital Corp.	(10,672)	(1,057,215)	9,730
Ares Capital Corp.	(7,249)	(718,145)	6,609
New Mountain Finance Corp.	(7,188)	(712,054)	6,553
Triangle Capital Corp.	(6,921)	(685,586)	6,310
Apollo Investment Corp.	(6,825)	(676,090)	6,222
Fifth Street Finance Corp.	(6,441)	(638,049)	5,872
PennantPark Investment Corp.	(3,710)	(367,471)	3,382
THL Credit Inc.	(3,598)	(356,390)	3,280
Medley Capital Corp.	(3,456)	(342,440)	3,152
	(70,500)	(6,983,850)	64,275
Total Short Positions of Total Return Basket Swaps			$(2,856,810)
Net Cash and Other Receivables (Payables)			30,785
Total Return Basket Swaps, at Value Goldman Sachs & Co.			$(2,826,025)
Long Short Credit
Counterparty	Description	Expiration Date	Value
Goldman Sachs & Co.	The Fund pays the total return short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	4/20/2017	$(6,425)

*  The following table represents the individual short positions and related values of the total return basket swaps as of October 31, 2015.

Reference Entity	Shares	Notional Value(a)	Net Unrealized Appreciation (Depreciation)
Short Positions
GSCBOSCS INDEX
First Quantum Minerals Ltd.	507	$(45,247)	$(3,305)
HudBay Minerals, Inc.	493	(44,017)	(3,216)
	(1,000)	(89,264)	(6,521)
Total Short Positions of Total Return Basket Swaps			(6,521)
Net Cash and Other Receivables (Payables)			96
Total Return Basket Swaps, at Value Goldman Sachs & Co.			$(6,425)

(a)  Notional value represents the value (including any fees or commissions) of the short positions when they were established.

Equity swap contracts: During the period ended October 31, 2015, Long Short Credit used equity swaps to replace more traditional direct investments and to hedge risk.

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statements of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

At October 31, 2015, the outstanding OTC equity swaps* for Long Short Credit were as follows:

Counterparty	Description	Expiration Date	Value
Goldman Sachs International	The Fund receives the total return on long positions` and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	2/5/2017	$38,466

*  The following table represents the individual long positions and related values of the equity swaps as of October 31, 2015.

Reference Entity	Shares	Notional Value(a)	Net Unrealized Appreciation (Depreciation)
Long Positions
Vallourec SA	10,000	$148,518	$38,653
Total Long Positions of Equity Swaps			38,653
Financing Costs and Other Payables			(187)
Equity Swaps, at Value Goldman Sachs International			38,466

(a)  Notional value represents the value (including any fees or commissions) of the long positions when they were established.

For the year ended October 31, 2015, the average notional value of total return swaps, total return basket swaps and equity swaps was:

	Long positions	Short positions
Long Short	$—	$(10,876,485)
Long Short Credit	$7,833,089	$(50,647)

Credit default swap contracts: During the period ended October 31, 2015, Long Short Credit used credit default swaps to replace more traditional direct investments, to establish net short or long positions for individual markets, currencies or securities and to hedge risk. When a Fund is the buyer of an OTC credit default swap contract, it is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of an OTC credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation (depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation of swaps.

At October 31, 2015, Long Short Credit had outstanding OTC credit default swaps as follows:

OTC Credit Default Swap Contracts—Buy Protection

Swap Counterparty	Reference Entity	Notional Amount	Contract Annual Fixed Rate*	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
Goldman Sachs & Co.	Chile (Republic of)	$500,000	1.00%	December 20, 2020	$5,210	$(5,560)	$(350)	$(569)	$(919)
Goldman Sachs & Co.	South Africa (Republic of)	500,000	1.00%	December 20, 2020	35,470	(45,415)	(9,945)	(569)	(10,514)
Goldman Sachs & Co.	Turkey (Republic of)	500,000	1.00%	December 20, 2020	35,416	(50,064)	(14,648)	(570)	(15,218)
	Total				$76,096	$(101,039)	$(24,943)	$(1,708)	$(26,651)

*  The contract annual fixed rate represents the annual fixed rate of interest paid by the Fund (as a buyer of protection) on the notional amount of the credit default index swaps.

OTC Credit Default Swap Contracts—Sell Protection

Swap Counterparty	Reference Entity	Notional Amount	Contract Annual Fixed Rate*	Termination Date	Market Value	Credit Spread at October 31, 2015	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
Goldman Sachs & Co.	Abengoa, S.A.	$500,000	5.00%	December 20, 2020	$(380,746)	4.943	$433,423	$52,677	$3,194	$55,871
	Total				$(380,746)		$433,423	$52,677	$3,194	$55,871

*  The contract annual fixed rate represents the annual fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default index swaps.

For the period ended October 31, 2015, the average notional value of OTC credit default swaps for Long Short Credit was $1,491,967.

Certain clearinghouses currently offer clearing for limited types of derivative transactions, including certain credit default swaps. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared derivative transaction. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party daily. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps.

At October 31, 2015, Long Short Credit had outstanding centrally cleared credit default index swaps as follows:

Centrally Cleared Credit Default Swap Contracts—Sell Protection

Clearinghouse	Reference Entity	Notional Amount(1)	Contract Annual Fixed Rate*	Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Unrealized Appreciation (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Total Fair Value
ICE Clear Credit LLC	CDX North American High Yield	$1,00,000	5.00%	December 20, 2020	$101,844	$(89,859)	$11,985	$6,430	$18,415
Total					$101,844	$(89,859)	$11,985	$6,430	$18,415

*  The contract annual fixed rate represents the annual fixed rate of interest received by the Fund (as a seller of protection) on the notional amount of the credit default swap contract.

For the period ended October 31, 2015, the average notional value of centrally cleared credit default swaps for Long Short Credit was $5,897,290.

At October 31, 2015, the Funds had deposited the following in segregated accounts to cover margin requirements on credit default swaps, total return swaps, total return basket swaps and equity swaps:

Long Short	$1,750,000
Long Short Credit	$699,027

Financial futures contracts: During the year ended October 31, 2015, Global Allocation used financial futures in an effort to enhance returns and to manage or adjust the risk profile and the investment exposure of the Fund to certain asset classes, countries and regions. In addition, Global Allocation also utilized financial futures to provide investment exposure to certain indices and markets other than the benchmark indices. During the year ended October 31, 2015, Inflation Managed used financial futures for economic hedging purposes, including as a maturity or duration management device. During the year ended October 31, 2015, Long Short used financial futures on the broader market index and U.S. Treasuries in an effort either to enhance returns or to manage or adjust the risk profile and the investment exposure of the Fund. During the period ended October 31, 2015, Long Short Credit used futures to manage or adjust the risk profile of the Fund or the risk of individual positions, to adjust the duration of the Fund's portfolio, to hedge risk and to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the period ended October 31, 2015, Multi-Asset Income used financial futures in an effort to adjust the investment exposure and/or risk profile of the portfolio based on the portfolio managers team's market views.

At the time Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At October 31, 2015, open positions in financial futures were as follows:

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Global Allocation	December 2015	2 AUD Currency	Short	$(1,337)
Global Allocation	December 2015	1 CAD Currency	Short	(808)
Global Allocation	December 2015	1 Canadian Treasury Bond, 10 Year	Short	2,575
Global Allocation	December 2015	3 CHF Currency	Short	2,119
Global Allocation	December 2015	4 GBP Currency	Short	(912)
Global Allocation	December 2015	1 Mini Japanese Government Bond, 10 Year	Short	(790)
Global Allocation	December 2015	10 Mini MSCI Emerging Markets Index	Short	(21,223)
Global Allocation	December 2015	1 NOK Currency	Short	(11)
Global Allocation	December 2015	3 NZD Currency Dollar	Short	(13,659)
Global Allocation	December 2015	1 UK Long Gilt Bond	Short	(340)

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Global Allocation	December 2015	1 U.S. Treasury Note, 10 Year	Short	$(332)
Global Allocation	November 2015	1 AEX-Index	Long	(38)
Global Allocation	December 2015	1 Canadian Treasury Bond, 10 Year	Long	(703)
Global Allocation	December 2015	2 CAD Currency	Long	944
Global Allocation	December 2015	5 Euro FX Currency	Long	(7,451)
Global Allocation	December 2015	1 Euro STOXX 50 Index	Long	2,045
Global Allocation	December 2015	1 EuroYen, 90 Day	Long	(27)
Global Allocation	December 2015	3 FTSE 100 Index	Long	4,574
Global Allocation	December 2015	1 GBP Currency	Long	216
Global Allocation	December 2015	5 JPY Currency	Long	(1,930)
Global Allocation	December 2015	3 Mini Japanese Government Bond, 10 Year	Long	1,881
Global Allocation	December 2015	8 Mini MSCI Emerging Markets Index	Long	81
Global Allocation	December 2015	1 MXN Currency	Long	617
Global Allocation	December 2015	1 NASDAQ 100 E-Mini Index	Long	27
Global Allocation	December 2015	3 Nikkei 225 Index	Long	256
Global Allocation	December 2015	4 Russell 2000 Mini Index	Long	4,081
Global Allocation	December 2015	4 S&P 500 E-Mini Index	Long	29,449
Global Allocation	December 2015	2 TOPIX Index	Long	22,508
Global Allocation	December 2015	4 U.S. Treasury Bond, Long	Long	1,785
Global Allocation	December 2015	1 U.S. Treasury Note, 5 Year	Long	(8)
Global Allocation	December 2015	1 U.S. Treasury Note, 10 Year	Long	628
Global Allocation	December 2015	2 UK Long Gilt Bond	Long	(373)
Global Allocation	December 2016	1 New Zealand Treasury Bill, 90 Day	Long	362
Total				$24,206
Inflation Managed	December 2015	2 Canadian Treasury Bond, 10 Year	Short	$5,151
Inflation Managed	December 2015	2 Euro-OAT	Short	(10,809)
Inflation Managed	December 2015	1 JPY Currency	Short	(278)
Inflation Managed	December 2015	1 MXN Currency	Short	(628)
Inflation Managed	December 2015	1 Mini Japanese Government Bond, 10 Year	Short	(790)
Inflation Managed	December 2015	6 NZD Currency	Short	(27,317)
Inflation Managed	December 2015	1 ZAR Currency	Short	(253)
Inflation Managed	December 2015	1 U.S. Treasury Bond, Long	Short	(1,587)
Inflation Managed	December 2015	1 U.S. Treasury Note, 10 Year	Short	(332)
Inflation Managed	December 2015	1 U.S. Treasury Bond, Ultra Long	Short	(746)
Inflation Managed	December 2015	2 CAD Currency	Long	(426)
Inflation Managed	December 2015	3 EUR FX Currency	Long	(609)
Inflation Managed	December 2015	1 EuroYen, 90 Day	Long	(21)
Inflation Managed	December 2015	5 GBP Currency	Long	1,545
Inflation Managed	December 2015	1 SEK Currency	Long	(7,875)
Inflation Managed	December 2015	1 UK Long Gilt Bond	Long	322
Inflation Managed	December 2016	1 Canadian Banker's Acceptance	Long	(2)

Fund	Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
Inflation Managed	December 2016	3 New Zealand Bank Bill, 90 Day	Long	$1,087
Total				$(43,568)
Long Short	December 2015	470 Russell 2000 Mini Index	Short	$139,820
Long Short	December 2015	3,283 S&P 500 E-Mini Index	Short	(14,658,283)
Long Short	December 2015	160 S&P MidCap 400 E-Mini Index	Short	(337,482)
Total				$(14,855,945)
Long Short Credit	December 2015	5 S&P 500 E-Mini Index	Short	$(29,688)
Long Short Credit	December 2015	40 U.S. Treasury Note, 5 Year	Long	4,613
Total				$(25,075)
Multi-Asset Income	December 2015	3 Mini MSCI Emerging Markets Index	Short	$3,170
Multi-Asset Income	December 2015	1 U.S. Treasury Note, 5 Year	Short	656
Multi-Asset Income	December 2015	1 Canadian Treasury Bond, 10 Year	Long	(637)
Multi-Asset Income	December 2015	1 Euro-Bobl	Long	395
Multi-Asset Income	December 2015	1 Euro-OAT	Long	1,385
Multi-Asset Income	December 2015	2 Euro STOXX 50 Index	Long	4,091
Multi-Asset Income	December 2015	2 Mini Japanese Government Bond, 10 Year	Long	1,253
Multi-Asset Income	December 2015	2 TOPIX Index	Long	10,760
Multi-Asset Income	December 2015	2 UK Long Gilt Bond	Long	(1,620)
Multi-Asset Income	December 2015	1 U.S. Treasury Note, 2 Year	Long	(453)
Multi-Asset Income	December 2015	1 U.S. Treasury Note, 10 Year	Long	280
Multi-Asset Income	December 2015	2 U.S. Treasury Bond, Long	Long	0
Total				$19,280

For the year ended October 31, 2015, the average notional value of financial futures was:

	Long positions	Short positions
Global Allocation	$6,440,552	$(4,276,122)
Inflation Managed	$3,844,100	$(2,698,892)
Long Short	$—	$(388,237,957)
Long Short Credit	$5,228,619	$(238,675)
Multi-Asset Income	$923,127	$(144,777)

At October 31, 2015, the notional value of financial futures was:

	Long positions	Short positions
Global Allocation	$6,359,709	$(2,383,618)
Inflation Managed	$3,878,513	$(1,693,699)
Long Short	$—	$(417,900,355)
Long Short Credit	$4,790,938	$(518,425)
Multi-Asset Income	$2,019,894	$(246,328)

At October 31, 2015, the Funds had deposited the following in segregated accounts to cover margin requirements on open financial futures:

Global Allocation	$197,557
Inflation Managed	$64,123
Long Short	$20,582,980
Long Short Credit	$59,000

Forward foreign currency contracts: During the year ended October 31, 2015, Global Allocation used forward contracts to manage or adjust the risk profile and investment exposure of the Fund, including altering investment exposures to certain currencies provided by the Fund's total return swaps, described above. During the period ended October 31, 2015, Long Short Credit used forward contracts to alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the period ended October 31, 2015, Multi-Asset Income entered into forward contracts to obtain or reduce exposure to certain markets, establish net short or long positions for currencies and alter the Fund's exposure to markets and currencies.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) from forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

At October 31, 2015, open forward contracts were as follows:

Global Allocation

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
45,540	Australian Dollar	$33,314	Royal Bank of Canada	12/18/15	$(914)
99,126	Australian Dollar	71,747	Royal Bank of Canada	12/18/15	(1,221)
164,866	Australian Dollar	114,750	Societe Generale	12/18/15	2,549
53,753	Australian Dollar	37,676	Societe Generale	12/18/15	569
173,205	Australian Dollar	121,711	State Street Bank London	12/18/15	1,520
35,104	Australian Dollar	24,629	State Street Bank London	12/18/15	347
160,298	Australian Dollar	114,131	State Street Bank London	12/18/15	(82)
86,265	Australian Dollar	62,288	State Street Bank London	12/18/15	(912)
201,014	Australian Dollar	141,650	State Street Bank London	12/18/15	1,367
107,615	Australian Dollar	76,056	State Street Bank London	12/18/15	510
321,808	Australian Dollar	231,650	State Street Bank London	12/18/15	(2,691)
544,471	Brazilian Real	137,949	Barclays Bank PLC Wholesale	11/12/15	2,907
40,257	Canadian Dollar	30,466	Royal Bank of Canada	12/18/15	313

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
142,620	Canadian Dollar	$109,428	Royal Bank of Canada	12/18/15	$(387)
75,018	Canadian Dollar	57,433	Societe Generale	12/18/15	(77)
155,641	Canadian Dollar	119,171	Societe Generale	12/18/15	(174)
32,973	Canadian Dollar	24,940	Societe Generale	12/18/15	269
19,245	Canadian Dollar	14,522	Societe Generale	12/18/15	192
187,025	Canadian Dollar	140,493	Societe Generale	12/18/15	2,499
102,057	Canadian Dollar	77,067	State Street Bank London	12/18/15	962
152,226	Canadian Dollar	115,533	State Street Bank London	12/18/15	853
46,452	Canadian Dollar	34,989	State Street Bank London	12/18/15	526
173,923	Canadian Dollar	129,631	State Street Bank London	12/18/15	3,344
68,764	Canadian Dollar	52,974	State Street Bank London	12/18/15	(400)
18,057	Canadian Dollar	13,794	State Street Bank London	12/18/15	12
165,780	Euro	186,045	Royal Bank of Canada	12/18/15	(3,612)
46,528	Euro	52,208	Royal Bank of Canada	12/18/15	(1,006)
26,814	Euro	30,110	Royal Bank of Canada	12/18/15	(602)
61,142	Euro	70,062	Royal Bank of Canada	12/18/15	(2,778)
74,463	Euro	82,011	Societe Generale	12/18/15	(68)
50,003	Euro	56,637	Societe Generale	12/18/15	(1,611)
143,622	Euro	162,141	State Street Bank London	12/18/15	(4,091)
80,334	Euro	89,500	State Street Bank London	12/18/15	(1,096)
121,782	Euro	135,930	State Street Bank London	12/18/15	(1,915)
37,979	Euro	42,826	State Street Bank London	12/18/15	(1,032)
15,810	Euro	17,960	State Street Bank London	12/18/15	(561)
30,155	Euro	34,174	State Street Bank London	12/18/15	(989)
11,063	Euro	12,134	State Street Bank London	12/18/15	40
3,020,041,185	Indonesian Rupiah	206,923	Barclays Bank PLC Wholesale	11/12/15	13,125
6,070,189	Japanese Yen	50,488	Royal Bank of Canada	12/18/15	(147)
1,667,585	Japanese Yen	13,821	Royal Bank of Canada	12/18/15	8
10,359,716	Japanese Yen	86,595	Royal Bank of Canada	12/18/15	(682)
5,214,331	Japanese Yen	43,332	Societe Generale	12/18/15	(89)
2,824,931	Japanese Yen	23,740	Societe Generale	12/18/15	(312)
5,938,717	Japanese Yen	49,489	State Street Bank London	12/18/15	(239)
1,406,382	Japanese Yen	11,680	State Street Bank London	12/18/15	(17)
8,616,839	Japanese Yen	72,040	State Street Bank London	12/18/15	(580)
3,330,931	Japanese Yen	27,748	State Street Bank London	12/18/15	(124)
2,095,742	Japanese Yen	17,434	State Street Bank London	12/18/15	(54)
2,683,001	Japanese Yen	22,470	State Street Bank London	12/18/15	(220)
2,376,039	Japanese Yen	19,625	State Street Bank London	12/18/15	79
3,489,879	Japanese Yen	28,932	State Street Bank London	12/18/15	10
13,312,097	New Taiwan Dollar	409,477	Barclays Bank PLC Wholesale	11/12/15	493
37,597	New Zealand Dollar	25,730	Royal Bank of Canada	12/18/15	(355)
315,029	New Zealand Dollar	196,499	State Street Bank London	12/18/15	16,119
86,334	New Zealand Dollar	53,916	State Street Bank London	12/18/15	4,353
227,505	New Zealand Dollar	143,052	State Street Bank London	12/18/15	10,495
42,263	New Zealand Dollar	26,438	State Street Bank London	12/18/15	2,086
22,410	New Zealand Dollar	14,520	State Street Bank London	12/18/15	605

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
154,053	New Zealand Dollar	$102,753	State Street Bank London	12/18/15	$1,220
75,543	New Zealand Dollar	51,126	State Street Bank London	12/18/15	(141)
21,765	New Zealand Dollar	14,495	State Street Bank London	12/18/15	194
354,973	Norwegian Krone	42,923	Royal Bank of Canada	12/18/15	(1,176)
152,986	Norwegian Krone	18,014	Royal Bank of Canada	12/18/15	(22)
155,329	Norwegian Krone	18,528	Royal Bank of Canada	12/18/15	(261)
745,343	Norwegian Krone	87,012	Societe Generale	12/18/15	646
317,711	Norwegian Krone	39,408	Societe Generale	12/18/15	(2,043)
3,093,044	Norwegian Krone	376,840	State Street Bank London	12/18/15	(13,077)
146,964	Norwegian Krone	17,831	State Street Bank London	12/18/15	(547)
412,647	Norwegian Krone	50,459	State Street Bank London	12/18/15	(1,929)
328,876	Norwegian Krone	40,132	State Street Bank London	12/18/15	(1,454)
607,078	Norwegian Krone	71,026	State Street Bank London	12/18/15	370
638,079	Norwegian Krone	78,761	State Street Bank London	12/18/15	(3,719)
187,782	Norwegian Krone	23,109	State Street Bank London	12/18/15	(1,024)
111,894	Norwegian Krone	13,032	State Street Bank London	12/18/15	128
910,308	Norwegian Krone	107,423	State Street Bank London	12/18/15	(365)
714,966	Polish Zloty	188,530	Barclays Bank PLC Wholesale	11/12/15	(3,569)
29,907	Pound Sterling	45,336	Royal Bank of Canada	12/18/15	759
96,372	Pound Sterling	147,890	Royal Bank of Canada	12/18/15	648
13,650	Pound Sterling	20,990	Royal Bank of Canada	12/18/15	48
16,804	Pound Sterling	25,502	Royal Bank of Canada	12/18/15	397
13,241	Pound Sterling	20,358	Societe Generale	12/18/15	50
43,525	Pound Sterling	66,737	Societe Generale	12/18/15	347
64,395	Pound Sterling	98,138	Societe Generale	12/18/15	1,114
69,950	Pound Sterling	107,863	State Street Bank London	12/18/15	(50)
13,285	Pound Sterling	20,522	State Street Bank London	12/18/15	(46)
52,432	Pound Sterling	81,048	State Street Bank London	12/18/15	(235)
11,023	Pound Sterling	16,723	State Street Bank London	12/18/15	267
57,911	Pound Sterling	87,786	State Street Bank London	12/18/15	1,472
42,517	Pound Sterling	64,330	State Street Bank London	12/18/15	1,201
26,322	Pound Sterling	40,312	State Street Bank London	12/18/15	258
37,904	Pound Sterling	58,553	State Street Bank London	12/18/15	(132)
1,888,646	South African Rand	137,949	Barclays Bank PLC Wholesale	11/12/15	(1,685)
216,512	Swedish Krona	25,860	Royal Bank of Canada	12/18/15	(490)
346,063	Swedish Krona	42,705	Royal Bank of Canada	12/18/15	(2,155)
616,080	Swedish Krona	74,943	Royal Bank of Canada	12/18/15	(2,754)
253,046	Swedish Krona	30,520	Royal Bank of Canada	12/18/15	(869)
236,624	Swedish Krona	28,285	Societe Generale	12/18/15	(559)
251,683	Swedish Krona	30,536	Societe Generale	12/18/15	(1,046)
103,977	Swedish Krona	12,754	Societe Generale	12/18/15	(571)
571,397	Swedish Krona	67,312	Societe Generale	12/18/15	(359)
142,143	Swedish Krona	17,285	State Street Bank London	12/18/15	(630)
455,191	Swedish Krona	53,886	State Street Bank London	12/18/15	(550)
154,868	Swedish Krona	18,988	State Street Bank London	12/18/15	(841)
507,124	Swedish Krona	61,075	State Street Bank London	12/18/15	(1,653)
460,522	Swedish Krona	54,715	State Street Bank London	12/18/15	(753)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
290,034	Swedish Krona	$34,193	State Street Bank London	12/18/15	$(209)
38,013	Swiss Franc	40,149	Royal Bank of Canada	12/18/15	(1,632)
105,297	Swiss Franc	108,323	Royal Bank of Canada	12/18/15	(1,631)
13,902	Swiss Franc	14,324	Societe Generale	12/18/15	(238)
26,254	Swiss Franc	27,438	Societe Generale	12/18/15	(836)
29,006	Swiss Franc	29,761	State Street Bank London	12/18/15	(371)
23,300	Swiss Franc	24,054	State Street Bank London	12/18/15	(445)
Total					$(3,834)
Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
53,594	Australian Dollar	$37,345	Royal Bank of Canada	12/18/15	$(786)
105,803	Australian Dollar	74,096	Royal Bank of Canada	12/18/15	(1,181)
126,385	Australian Dollar	89,515	Royal Bank of Canada	12/18/15	(406)
113,992	Australian Dollar	81,642	Royal Bank of Canada	12/18/15	539
106,941	Australian Dollar	75,725	Societe Generale	12/18/15	(361)
165,062	Australian Dollar	116,876	Societe Generale	12/18/15	(562)
19,165	Australian Dollar	13,485	State Street Bank London	12/18/15	(150)
60,215	Australian Dollar	42,641	State Street Bank London	12/18/15	(200)
370,047	Australian Dollar	263,596	State Street Bank London	12/18/15	315
113,077	Australian Dollar	78,720	State Street Bank London	12/18/15	(1,732)
141,883	Australian Dollar	98,992	State Street Bank London	12/18/15	(1,955)
65,718	Australian Dollar	47,884	State Street Bank London	12/18/15	1,127
47,284	Australian Dollar	34,211	State Street Bank London	12/18/15	570
19,434	Australian Dollar	13,713	State Street Bank London	12/18/15	(114)
703,363	Canadian Dollar	531,111	Royal Bank of Canada	12/18/15	(6,652)
22,633	Canadian Dollar	16,882	Royal Bank of Canada	12/18/15	(422)
139,543	Canadian Dollar	106,509	Royal Bank of Canada	12/18/15	(180)
110,732	Canadian Dollar	85,727	Royal Bank of Canada	12/18/15	1,066
99,357	Canadian Dollar	75,494	Societe Generale	12/18/15	(471)
75,549	Canadian Dollar	57,077	State Street Bank London	12/18/15	(685)
106,063	Canadian Dollar	80,232	State Street Bank London	12/18/15	(859)
126,110	Canadian Dollar	94,293	State Street Bank London	12/18/15	(2,125)
99,310	Canadian Dollar	74,834	State Street Bank London	12/18/15	(1,095)
142,212	Canadian Dollar	108,474	State Street Bank London	12/18/15	(255)
95,447	Canadian Dollar	72,911	State Street Bank London	12/18/15	(64)
10,087,133	Chilean Peso	14,715	Barclays Bank PLC Wholesale	11/12/15	141
3,807,408	Czech Koruna	157,491	Barclays Bank PLC Wholesale	11/12/15	2,958
31,177	Euro	34,905	Royal Bank of Canada	12/18/15	596
112,063	Euro	126,847	Royal Bank of Canada	12/18/15	3,527
70,963	Euro	79,567	Societe Generale	12/18/15	1,476
22,638	Euro	25,949	Societe Generale	12/18/15	1,037
151,568	Euro	170,727	Societe Generale	12/18/15	3,933
139,710	Euro	157,677	State Street Bank London	12/18/15	3,933

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
53,219	Euro	$60,379	State Street Bank London	12/18/15	$1,814
159,182	Euro	180,395	State Street Bank London	12/18/15	5,223
12,596	Euro	14,188	State Street Bank London	12/18/15	326
70,285	Euro	80,030	State Street Bank London	12/18/15	2,684
43,228	Euro	48,262	State Street Bank London	12/18/15	691
92,634,875	Hungarian Forint	332,456	Barclays Bank PLC Wholesale	11/12/15	4,715
5,057,117	Japanese Yen	42,208	Royal Bank of Canada	12/18/15	269
2,996,653	Japanese Yen	25,325	Royal Bank of Canada	12/18/15	473
4,151,264	Japanese Yen	34,842	Royal Bank of Canada	12/18/15	415
2,978,677	Japanese Yen	24,949	Societe Generale	12/18/15	246
4,641,836	Japanese Yen	38,789	Societe Generale	12/18/15	294
8,885,651	Japanese Yen	73,760	Societe Generale	12/18/15	71
3,249,204	Japanese Yen	26,970	State Street Bank London	12/18/15	24
2,217,911	Japanese Yen	18,372	State Street Bank London	12/18/15	(21)
3,484,658	Japanese Yen	29,146	State Street Bank London	12/18/15	248
1,905,214	Japanese Yen	15,890	State Street Bank London	12/18/15	90
2,274,234	Mexican Peso	135,879	Barclays Bank PLC Wholesale	11/12/15	(1,726)
70,813	New Zealand Dollar	44,933	Royal Bank of Canada	12/18/15	(2,860)
75,884	New Zealand Dollar	48,956	Royal Bank of Canada	12/18/15	(2,259)
140,273	New Zealand Dollar	92,305	Royal Bank of Canada	12/18/15	(2,367)
62,205	New Zealand Dollar	42,060	Royal Bank of Canada	12/18/15	76
63,464	New Zealand Dollar	40,124	Societe Generale	12/18/15	(2,709)
50,562	New Zealand Dollar	31,750	Societe Generale	12/18/15	(2,375)
28,260	New Zealand Dollar	18,039	Societe Generale	12/18/15	(1,034)
82,768	New Zealand Dollar	52,118	Societe Generale	12/18/15	(3,744)
133,371	New Zealand Dollar	89,697	Societe Generale	12/18/15	(317)
66,769	New Zealand Dollar	41,964	State Street Bank London	12/18/15	(3,099)
26,686	New Zealand Dollar	16,802	State Street Bank London	12/18/15	(1,209)
71,933	New Zealand Dollar	45,476	State Street Bank London	12/18/15	(3,073)
25,647	New Zealand Dollar	16,427	State Street Bank London	12/18/15	(883)
343,169	New Zealand Dollar	228,433	State Street Bank London	12/18/15	(3,177)
88,957	New Zealand Dollar	60,232	State Street Bank London	12/18/15	193
75,983	New Zealand Dollar	51,215	State Street Bank London	12/18/15	(67)
555,853	Norwegian Krone	67,895	Royal Bank of Canada	12/18/15	2,523
200,805	Norwegian Krone	24,884	Royal Bank of Canada	12/18/15	1,268
416,304	Norwegian Krone	49,250	Societe Generale	12/18/15	289
271,351	Norwegian Krone	33,275	Societe Generale	12/18/15	1,363
491,103	Norwegian Krone	60,184	State Street Bank London	12/18/15	2,427
292,241	Norwegian Krone	35,179	State Street Bank London	12/18/15	809
267,638	Norwegian Krone	31,569	State Street Bank London	12/18/15	93
193,234	Norwegian Krone	23,126	State Street Bank London	12/18/15	400
460,931	Norwegian Krone	55,665	State Street Bank London	12/18/15	1,456
92,110	Pound Sterling	142,620	Royal Bank of Canada	12/18/15	651
12,479	Pound Sterling	19,254	Royal Bank of Canada	12/18/15	20
19,883	Pound Sterling	30,641	State Street Bank London	12/18/15	(5)
49,740	Pound Sterling	77,256	State Street Bank London	12/18/15	593

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
52,923	Pound Sterling	$81,343	State Street Bank London	12/18/15	$(226)
22,244	Pound Sterling	34,399	State Street Bank London	12/18/15	114
103,323	Pound Sterling	159,045	State Street Bank London	12/18/15	(206)
8,189	Pound Sterling	12,527	State Street Bank London	12/18/15	(95)
242,362	Singapore Dollar	170,137	Barclays Bank PLC Wholesale	11/12/15	(2,805)
313,788,348	South Korean Won	270,379	Barclays Bank PLC Wholesale	11/12/15	(4,363)
320,758	Swedish Krona	39,057	Royal Bank of Canada	12/18/15	1,472
293,827	Swedish Krona	35,082	Societe Generale	12/18/15	653
988,947	Swedish Krona	121,741	Societe Generale	12/18/15	5,862
182,160	Swedish Krona	21,925	State Street Bank London	12/18/15	581
252,473	Swedish Krona	30,632	State Street Bank London	12/18/15	1,049
199,699	Swedish Krona	23,808	State Street Bank London	12/18/15	408
102,853	Swedish Krona	12,292	State Street Bank London	12/18/15	240
651,840	Swedish Krona	77,711	State Street Bank London	12/18/15	1,332
30,014	Swiss Franc	30,904	Royal Bank of Canada	12/18/15	492
14,555	Swiss Franc	15,087	Royal Bank of Canada	12/18/15	339
620,679	Swiss Franc	637,870	Societe Generale	12/18/15	8,971
17,434	Swiss Franc	17,674	Societe Generale	12/18/15	9
55,175	Swiss Franc	56,767	State Street Bank London	12/18/15	861
30,386	Swiss Franc	31,428	State Street Bank London	12/18/15	640
25,837	Swiss Franc	26,725	State Street Bank London	12/18/15	546
14,822	Swiss Franc	15,262	State Street Bank London	12/18/15	244
15,136	Swiss Franc	15,603	State Street Bank London	12/18/15	267
28,248	Swiss Franc	29,175	State Street Bank London	12/18/15	553
16,386	Swiss Franc	17,172	State Street Bank London	12/18/15	569
18,958	Swiss Franc	19,140	State Street Bank London	12/18/15	(69)
144,745	Swiss Franc	147,124	State Street Bank London	12/18/15	462
Total					$17,682

Long Short Credit

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
300,000	Euro Currency	$339,631	J.P. Morgan Chase Bank N.A.	11/18/15	$9,676

Multi-Asset Income

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
29,159	Australian Dollar	$21,331	Royal Bank of Canada	12/18/15	$(585)
64,039	Australian Dollar	46,351	Royal Bank of Canada	12/18/15	(789)
35,951	Australian Dollar	25,198	Societe Generale	12/18/15	380
106,938	Australian Dollar	74,431	Societe Generale	12/18/15	1,653
115,839	Australian Dollar	81,400	State Street Bank London	12/18/15	1,017
20,035	Australian Dollar	14,057	State Street Bank London	12/18/15	198

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
104,939	Australian Dollar	$74,716	State Street Bank London	12/18/15	$(54)
54,849	Australian Dollar	39,604	State Street Bank London	12/18/15	(580)
129,669	Australian Dollar	91,375	State Street Bank London	12/18/15	882
69,451	Australian Dollar	49,084	State Street Bank London	12/18/15	329
208,125	Australian Dollar	149,817	State Street Bank London	12/18/15	(1,740)
95,251	Canadian Dollar	73,083	Royal Bank of Canada	12/18/15	(258)
26,871	Canadian Dollar	20,336	Royal Bank of Canada	12/18/15	209
100,546	Canadian Dollar	76,986	Societe Generale	12/18/15	(113)
22,109	Canadian Dollar	16,723	Societe Generale	12/18/15	181
46,278	Canadian Dollar	35,430	Societe Generale	12/18/15	(47)
120,485	Canadian Dollar	90,508	Societe Generale	12/18/15	1,610
14,060	Canadian Dollar	10,645	State Street Bank London	12/18/15	104
67,557	Canadian Dollar	51,015	State Street Bank London	12/18/15	637
102,055	Canadian Dollar	77,455	State Street Bank London	12/18/15	572
29,040	Canadian Dollar	21,874	State Street Bank London	12/18/15	329
112,867	Canadian Dollar	84,124	State Street Bank London	12/18/15	2,170
40,342	Canadian Dollar	31,079	State Street Bank London	12/18/15	(235)
11,679	Canadian Dollar	8,922	State Street Bank London	12/18/15	8
110,873	Euro	124,426	Royal Bank of Canada	12/18/15	(2,415)
30,563	Euro	34,294	Royal Bank of Canada	12/18/15	(661)
17,265	Euro	19,387	Royal Bank of Canada	12/18/15	(388)
39,268	Euro	44,997	Royal Bank of Canada	12/18/15	(1,784)
31,791	Euro	36,009	Societe Generale	12/18/15	(1,024)
55,206	Euro	60,802	Societe Generale	12/18/15	(50)
93,016	Euro	105,009	State Street Bank London	12/18/15	(2,650)
51,659	Euro	57,553	State Street Bank London	12/18/15	(705)
78,637	Euro	87,773	State Street Bank London	12/18/15	(1,236)
24,508	Euro	27,636	State Street Bank London	12/18/15	(666)
9,471	Euro	10,759	State Street Bank London	12/18/15	(336)
19,401	Euro	21,986	State Street Bank London	12/18/15	(637)
2,002,974	Japanese Yen	16,601	Royal Bank of Canada	12/18/15	10
3,919,620	Japanese Yen	32,601	Royal Bank of Canada	12/18/15	(95)
6,461,707	Japanese Yen	54,013	Royal Bank of Canada	12/18/15	(425)
3,485,306	Japanese Yen	28,963	Societe Generale	12/18/15	(60)
1,833,346	Japanese Yen	15,407	Societe Generale	12/18/15	(203)
3,821,195	Japanese Yen	31,843	State Street Bank London	12/18/15	(154)
925,345	Japanese Yen	7,685	State Street Bank London	12/18/15	(11)
5,592,300	Japanese Yen	46,754	State Street Bank London	12/18/15	(377)
2,117,948	Japanese Yen	17,643	State Street Bank London	12/18/15	(79)
1,591,791	Japanese Yen	13,242	State Street Bank London	12/18/15	(41)
1,768,054	Japanese Yen	14,807	State Street Bank London	12/18/15	(145)
1,550,484	Japanese Yen	12,806	State Street Bank London	12/18/15	52
2,266,530	Japanese Yen	18,790	State Street Bank London	12/18/15	7
23,960	New Zealand Dollar	16,397	Royal Bank of Canada	12/18/15	(226)
210,691	New Zealand Dollar	131,419	State Street Bank London	12/18/15	10,780

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
49,194	New Zealand Dollar	$30,722	State Street Bank London	12/18/15	$2,480
144,370	New Zealand Dollar	90,778	State Street Bank London	12/18/15	6,660
28,135	New Zealand Dollar	17,600	State Street Bank London	12/18/15	1,389
13,798	New Zealand Dollar	8,940	State Street Bank London	12/18/15	372
99,508	New Zealand Dollar	66,372	State Street Bank London	12/18/15	788
49,361	New Zealand Dollar	33,407	State Street Bank London	12/18/15	(92)
13,525	New Zealand Dollar	9,008	State Street Bank London	12/18/15	121
89,008	Norwegian Krone	10,480	Royal Bank of Canada	12/18/15	(13)
104,672	Norwegian Krone	12,486	Royal Bank of Canada	12/18/15	(176)
236,472	Norwegian Krone	28,594	Royal Bank of Canada	12/18/15	(784)
219,163	Norwegian Krone	27,184	Societe Generale	12/18/15	(1,409)
489,073	Norwegian Krone	57,095	Societe Generale	12/18/15	424
2,068,611	Norwegian Krone	252,028	State Street Bank London	12/18/15	(8,746)
273,549	Norwegian Krone	33,450	State Street Bank London	12/18/15	(1,279)
226,580	Norwegian Krone	27,649	State Street Bank London	12/18/15	(1,002)
396,942	Norwegian Krone	46,441	State Street Bank London	12/18/15	242
441,866	Norwegian Krone	54,542	State Street Bank London	12/18/15	(2,575)
127,476	Norwegian Krone	15,687	State Street Bank London	12/18/15	(695)
80,456	Norwegian Krone	9,370	State Street Bank London	12/18/15	92
591,238	Norwegian Krone	69,770	State Street Bank London	12/18/15	(237)
10,403	Pound Sterling	15,788	Royal Bank of Canada	12/18/15	246
18,778	Pound Sterling	28,466	Royal Bank of Canada	12/18/15	477
59,237	Pound Sterling	90,903	Royal Bank of Canada	12/18/15	398
9,095	Pound Sterling	13,986	Royal Bank of Canada	12/18/15	32
8,955	Pound Sterling	13,768	Societe Generale	12/18/15	34
41,771	Pound Sterling	63,659	Societe Generale	12/18/15	722
37,508	Pound Sterling	56,845	Societe Generale	12/18/15	966
23,562	Pound Sterling	36,128	Societe Generale	12/18/15	188
7,245	Pound Sterling	10,992	State Street Bank London	12/18/15	175
27,454	Pound Sterling	41,539	State Street Bank London	12/18/15	775
20,225	Pound Sterling	30,974	State Street Bank London	12/18/15	198
46,782	Pound Sterling	72,138	State Street Bank London	12/18/15	(33)
33,793	Pound Sterling	52,236	State Street Bank London	12/18/15	(151)
8,543	Pound Sterling	13,197	State Street Bank London	12/18/15	(30)
24,630	Pound Sterling	38,048	State Street Bank London	12/18/15	(86)
221,587	Swedish Krona	27,344	Royal Bank of Canada	12/18/15	(1,380)
397,897	Swedish Krona	48,402	Royal Bank of Canada	12/18/15	(1,779)
139,397	Swedish Krona	16,649	Royal Bank of Canada	12/18/15	(316)
163,444	Swedish Krona	19,713	Royal Bank of Canada	12/18/15	(561)
158,252	Swedish Krona	18,917	Societe Generale	12/18/15	(374)
374,074	Swedish Krona	44,067	Societe Generale	12/18/15	(235)
164,108	Swedish Krona	19,911	Societe Generale	12/18/15	(682)
67,704	Swedish Krona	8,305	Societe Generale	12/18/15	(372)
91,451	Swedish Krona	11,121	State Street Bank London	12/18/15	(405)
295,067	Swedish Krona	34,931	State Street Bank London	12/18/15	(356)
96,764	Swedish Krona	11,864	State Street Bank London	12/18/15	(526)

Contracts to Receive		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
327,951	Swedish Krona	$39,496	State Street Bank London	12/18/15	$(1,069)
296,749	Swedish Krona	35,257	State Street Bank London	12/18/15	(485)
188,358	Swedish Krona	22,206	State Street Bank London	12/18/15	(135)
66,822	Swiss Franc	68,742	Royal Bank of Canada	12/18/15	(1,035)
23,483	Swiss Franc	24,802	Royal Bank of Canada	12/18/15	(1,008)
9,301	Swiss Franc	9,583	Societe Generale	12/18/15	(159)
15,000	Swiss Franc	15,676	Societe Generale	12/18/15	(478)
29,629	Swiss Franc	30,400	State Street Bank London	12/18/15	(379)
16,255	Swiss Franc	16,781	State Street Bank London	12/18/15	(311)
Total					$(10,215)
Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
35,846	Australian Dollar	$24,978	Royal Bank of Canada	12/18/15	$(525)
68,344	Australian Dollar	47,862	Royal Bank of Canada	12/18/15	(763)
81,337	Australian Dollar	57,608	Royal Bank of Canada	12/18/15	(261)
71,592	Australian Dollar	51,275	Royal Bank of Canada	12/18/15	339
68,703	Australian Dollar	48,649	Societe Generale	12/18/15	(232)
107,052	Australian Dollar	75,801	Societe Generale	12/18/15	(364)
14,163	Australian Dollar	9,965	State Street Bank London	12/18/15	(111)
38,756	Australian Dollar	27,445	State Street Bank London	12/18/15	(129)
239,409	Australian Dollar	170,538	State Street Bank London	12/18/15	204
73,100	Australian Dollar	50,890	State Street Bank London	12/18/15	(1,120)
92,030	Australian Dollar	64,209	State Street Bank London	12/18/15	(1,268)
44,457	Australian Dollar	32,392	State Street Bank London	12/18/15	762
30,890	Australian Dollar	22,350	State Street Bank London	12/18/15	372
12,289	Australian Dollar	8,671	State Street Bank London	12/18/15	(72)
470,407	Canadian Dollar	355,205	Royal Bank of Canada	12/18/15	(4,449)
14,146	Canadian Dollar	10,552	Royal Bank of Canada	12/18/15	(264)
90,364	Canadian Dollar	68,972	Royal Bank of Canada	12/18/15	(117)
71,811	Canadian Dollar	55,595	Royal Bank of Canada	12/18/15	691
65,755	Canadian Dollar	49,962	Societe Generale	12/18/15	(311)
48,582	Canadian Dollar	36,704	State Street Bank London	12/18/15	(440)
58,255	Canadian Dollar	44,067	State Street Bank London	12/18/15	(472)
82,009	Canadian Dollar	61,319	State Street Bank London	12/18/15	(1,382)
64,125	Canadian Dollar	48,321	State Street Bank London	12/18/15	(707)
90,380	Canadian Dollar	68,939	State Street Bank London	12/18/15	(162)
61,992	Canadian Dollar	47,355	State Street Bank London	12/18/15	(41)
20,888	Euro	23,386	Royal Bank of Canada	12/18/15	399
71,508	Euro	80,942	Royal Bank of Canada	12/18/15	2,251
47,423	Euro	53,173	Societe Generale	12/18/15	986
14,939	Euro	17,124	Societe Generale	12/18/15	684
98,228	Euro	110,644	Societe Generale	12/18/15	2,549
91,510	Euro	103,278	State Street Bank London	12/18/15	2,576

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
34,241	Euro	$38,848	State Street Bank London	12/18/15	$1,167
102,342	Euro	115,981	State Street Bank London	12/18/15	3,358
8,279	Euro	9,325	State Street Bank London	12/18/15	214
45,228	Euro	51,499	State Street Bank London	12/18/15	1,727
27,824	Euro	31,064	State Street Bank London	12/18/15	445
4,267,849	Japanese Yen	35,620	Royal Bank of Canada	12/18/15	227
1,896,560	Japanese Yen	16,028	Royal Bank of Canada	12/18/15	300
2,683,559	Japanese Yen	22,523	Royal Bank of Canada	12/18/15	268
1,905,372	Japanese Yen	15,959	Societe Generale	12/18/15	158
3,011,988	Japanese Yen	25,170	Societe Generale	12/18/15	191
5,738,842	Japanese Yen	47,638	Societe Generale	12/18/15	46
2,136,969	Japanese Yen	17,738	State Street Bank London	12/18/15	16
1,459,297	Japanese Yen	12,088	State Street Bank London	12/18/15	(14)
2,262,980	Japanese Yen	18,928	State Street Bank London	12/18/15	161
1,252,599	Japanese Yen	10,447	State Street Bank London	12/18/15	59
46,449	New Zealand Dollar	29,473	Royal Bank of Canada	12/18/15	(1,876)
48,593	New Zealand Dollar	31,349	Royal Bank of Canada	12/18/15	(1,447)
90,217	New Zealand Dollar	59,366	Royal Bank of Canada	12/18/15	(1,522)
40,136	New Zealand Dollar	27,138	Royal Bank of Canada	12/18/15	49
42,447	New Zealand Dollar	26,836	Societe Generale	12/18/15	(1,812)
31,468	New Zealand Dollar	19,760	Societe Generale	12/18/15	(1,478)
16,605	New Zealand Dollar	10,599	Societe Generale	12/18/15	(608)
52,929	New Zealand Dollar	33,328	Societe Generale	12/18/15	(2,394)
86,943	New Zealand Dollar	58,472	Societe Generale	12/18/15	(207)
42,984	New Zealand Dollar	27,015	State Street Bank London	12/18/15	(1,995)
17,566	New Zealand Dollar	11,060	State Street Bank London	12/18/15	(796)
46,421	New Zealand Dollar	29,347	State Street Bank London	12/18/15	(1,983)
16,561	New Zealand Dollar	10,607	State Street Bank London	12/18/15	(570)
221,413	New Zealand Dollar	147,385	State Street Bank London	12/18/15	(2,050)
58,007	New Zealand Dollar	39,276	State Street Bank London	12/18/15	126
49,348	New Zealand Dollar	33,262	State Street Bank London	12/18/15	(43)
383,902	Norwegian Krone	46,892	Royal Bank of Canada	12/18/15	1,742
123,683	Norwegian Krone	15,327	Royal Bank of Canada	12/18/15	781
263,593	Norwegian Krone	31,184	Societe Generale	12/18/15	183
177,839	Norwegian Krone	21,808	Societe Generale	12/18/15	893
343,206	Norwegian Krone	42,059	State Street Bank London	12/18/15	1,696
180,072	Norwegian Krone	21,676	State Street Bank London	12/18/15	499
174,806	Norwegian Krone	20,619	State Street Bank London	12/18/15	61
137,101	Norwegian Krone	16,408	State Street Bank London	12/18/15	284
304,599	Norwegian Krone	36,785	State Street Bank London	12/18/15	962
59,157	Pound Sterling	91,597	Royal Bank of Canada	12/18/15	418
8,104	Pound Sterling	12,504	Royal Bank of Canada	12/18/15	13
14,874	Pound Sterling	22,921	State Street Bank London	12/18/15	(4)
32,792	Pound Sterling	50,933	State Street Bank London	12/18/15	391
33,649	Pound Sterling	51,719	State Street Bank London	12/18/15	(144)
13,887	Pound Sterling	21,475	State Street Bank London	12/18/15	71

Contracts to Deliver		In Exchange For	Counterparty	Settlement Date	Net Unrealized Appreciation (Depreciation)
67,193	Pound Sterling	$103,430	State Street Bank London	12/18/15	$(134)
203,783	Swedish Krona	24,814	Royal Bank of Canada	12/18/15	935
190,154	Swedish Krona	22,704	Societe Generale	12/18/15	423
636,921	Swedish Krona	78,406	Societe Generale	12/18/15	3,775
123,200	Swedish Krona	14,829	State Street Bank London	12/18/15	393
165,238	Swedish Krona	20,048	State Street Bank London	12/18/15	686
128,403	Swedish Krona	15,308	State Street Bank London	12/18/15	262
66,764	Swedish Krona	7,979	State Street Bank London	12/18/15	156
420,904	Swedish Krona	50,179	State Street Bank London	12/18/15	860
17,298	Swiss Franc	17,811	Royal Bank of Canada	12/18/15	284
415,108	Swiss Franc	426,605	Societe Generale	12/18/15	6,000
7,344	Swiss Franc	7,700	Societe Generale	12/18/15	258
8,077	Swiss Franc	8,340	Societe Generale	12/18/15	156
12,263	Swiss Franc	12,432	Societe Generale	12/18/15	6
31,122	Swiss Franc	32,020	State Street Bank London	12/18/15	486
19,510	Swiss Franc	20,179	State Street Bank London	12/18/15	411
14,426	Swiss Franc	14,922	State Street Bank London	12/18/15	305
9,780	Swiss Franc	10,082	State Street Bank London	12/18/15	172
15,702	Swiss Franc	16,217	State Street Bank London	12/18/15	307
7,799	Swiss Franc	8,127	State Street Bank London	12/18/15	225
11,652	Swiss Franc	12,211	State Street Bank London	12/18/15	405
13,792	Swiss Franc	13,924	State Street Bank London	12/18/15	(50)
94,009	Swiss Franc	95,554	State Street Bank London	12/18/15	300
Total					$12,807

For the year ended October 31, 2015, investments in forward contracts had an average notional value of:

Global Allocation	$10,404,458
Long Short Credit	$334,400
Multi-Asset Income	$5,979,088

Options: During the year ended October 31, 2015, Long Short used written option transactions in an attempt to generate incremental returns. During the period ended October 31, 2015, Long Short Credit used options (including swaptions and options on futures) to establish net short or long positions for individual markets, currencies or securities, hedge risk and alter the Fund's exposure to currencies, interest rates, sectors and individual issuers. During the period ended October 31, 2015 Multi-Asset Income used written option contracts primarily to seek to enhance yield.

Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, a Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that a Fund has written expires unexercised, a Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. At October 31, 2015, there were no swaptions outstanding.

Options on Exchange-Traded Financial Futures Contracts: A Fund may write or purchase options on exchange-traded financial futures contracts ("futures option") to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A futures option is an option contract in which the underlying instrument is a specific financial futures contract. At October 31, 2015, there were no futures options outstanding.

Written option transactions for Long Short, Long Short Credit and Multi-Asset Income for the period ended October 31, 2015 were:

Long Short

	Number of Contracts	Premium Received
Outstanding 10/31/2014	1,760	$307,729
Options written	19,757	9,295,689
Options expired	(9,300)	(1,588,534)
Options exercised	(1,053)	(272,219)
Options closed	(1,760)	(307,729)
Outstanding 10/31/2015	9,404	$7,434,936

Long Short Credit

	Number of Contracts	Premium Received
Outstanding 6/29/2015	—	$—
Options written	22,000,315	83,861
Options expired	(16,000,050)	(28,410)
Options exercised	(1,000,000)	(4,500)
Options closed	(5,000,115)	(37,589)
Outstanding 10/31/2015	150	$13,362

Multi-Asset Income

	Number of Contracts	Premium Received
Outstanding 3/27/15	—	$—
Options written	369	41,811
Options expired	(78)	(3,057)
Options exercised	—	—
Options closed	(165)	(32,894)
Outstanding 10/31/2015	126	$5,860

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statements of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, a Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, a Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used either for hedging purposes or in an attempt to generate incremental returns for Long Short for the year ended October 31, 2015.

At October 31, 2015, the Funds had deposited the following in segregated accounts to cover margin requirements on options:

Long Short	$26,285,598
Long Short Credit	$1,049,750
Multi-Asset Income	$15,478

For the year ended October 31, 2015, the average market value of purchased options and written options was:

	Purchased Options	Written Options
Long Short	$503,917	$(1,151,128)
Long Short Credit	$688	$(9,874)
Multi-Asset Income	$—	$(4,423)

At October 31, 2015, the Funds (except Flexible Select) had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Total
Global Allocation
Financial futures	Receivable/Payable for variation margin on financial futures contracts(1)	$7,232	$3,895	$63,021	$—	$74,148
Forward contracts	Receivable for forward foreign currency contracts	—	151,897	—	—	151,897
Total Value-Assets		$7,232	$155,792	$63,021	$—	$226,045
Inflation Managed
Financial futures	Receivable/Payable for variation margin on financial futures contracts(1)	$6,560	$1,545	$—	$—	$8,105
Total Value-Assets		$6,560	$1,545	$—	$—	$8,105
Long Short
Financial futures	Receivable/Payable for variation margin on financial futures contracts(1)	$—	$—	$139,820	$—	$139,820
OTC Swap contracts	OTC swap contracts, at value(2)	614,218	—	—	—	614,218
Option contracts purchased	Investments in securities, at value	—	—	59,520	—	59,520
Total Value-Assets		$614,218	$—	$199,340	$—	$813,558

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Total
Long Short Credit
OTC Swap contracts	OTC swap contracts, at value(2)	$—	$—	$51,531	$74,389	$125,920
Centrally cleared swap contracts	Receivable/Payable for variation margin on centrally cleared swap contracts(3)	—	—	—	18,415	18,415
Financial futures	Receivable/Payable for variation margin on financial futures contracts(1)	4,613	—	—	—	4,613
Forward contracts	Receivable for forward foreign currency contracts	—	9,676	—	—	9,676
Total Value-Assets		$4,613	$9,676	$51,531	$92,804	$158,624
Multi-Asset Income
Financial futures	Receivable/Payable for variation margin on financial futures contracts(1)	$21,990	$—	$—	$—	$21,990
Forward contracts	Receivable for forward foreign currency contracts	—	83,031	—	—	83,031
Total Value-Assets		$21,990	$83,031	$—	$—	$105,021

Liability Derivatives

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Total
Global Allocation
Financial futures	Receivable/Payable for variation margin on financial futures contracts(1)	$(2,573)	$(26,108)	$(21,261)	$—	$(49,942)
Forward contracts	Payable for forward foreign currency contracts	—	(138,049)	—	—	(138,049)
Total Value-Liabilities		$(2,573)	$(164,157)	$(21,261)	$—	$(187,991)
Inflation Managed
Financial futures	Receivable/Payable for variation margin on financial futures contracts(1)	$(14,287)	$(37,386)	$—	$—	$(51,673)
Total Value-Liabilities		$(14,287)	$(37,386)	$—	$—	$(51,673)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Total
Long Short
Financial futures	Receivable/Payable for variation margin on financial futures contracts(1)	$—	$—	$(14,995,765)	$—	$(14,995,765)
OTC Swap contracts	OTC swap contracts, at value(2)	(2,896,345)	—	—	—	(2,896,345)
Option contracts written	Option contracts written, at value	—	—	(7,387,940)	—	(7,387,940)
Total Value-Liabilities		$(2,896,345)	$—	$(22,383,705)	$—	$(25,280,050)
Long Short Credit
OTC Swap contracts	OTC swap contracts, at value(2)	$—	$—	$(6,521)	$(377,552)	$(384,073)
Financial futures	Receivable/Payable for variation margin on financial futures contracts(1)	—	—	(29,688)	—	(29,688)
Option contracts written	Option contracts written, at value	—	—	(18,350)	—	(18,350)
Total Value-Liabilities		$—	$—	$(54,559)	$(377,552)	$(432,111)
Multi-Asset Income
Financial futures	Receivable/Payable for variation margin on financial futures contracts(1)	$(2,710)	$—	$—	$—	$(2,710)
Forward contracts	Payable for open forward foreign currency contracts	—	(80,439)	—	—	(80,439)
Option contracts written	Option contracts written, at value	—	—	(13,309)	—	(13,309)
Total Value-Liabilities		$(2,710)	$(80,439)	$(13,309)	$—	$(96,458)

(1)  "Financial futures" reflects the cumulative appreciation (depreciation) of futures contracts as of October 31, 2015, which is reflected in the Statements of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2015, if any, is reflected in the Statements of Assets and Liabilities under the caption "Receivable/Payable for variation margin on financial futures contracts."

(2)  "OTC Swap Contracts" reflects the appreciation (depreciation) of the OTC swap contracts plus accrued interest as of October 31, 2015 which is reflected in the Statement of Assets and Liabilities under the caption "OTC swap contracts, at value."

(3)  "Centrally Cleared Swap Contracts" reflects cumulative unrealized appreciation or (depreciation). Only the current day's variation margin on centrally cleared swaps is reported within the Statement of Assets and Liabilities as "Receivable/Payable for variation margin on centrally cleared swap contracts."

The impact of the use of these derivative instruments on the Statements of Operations during the year ended October 31, 2015, was as follows:

Realized Gain (Loss)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Total
Global Allocation
Swap contracts	Net realized gain (loss) on: swap contracts	$—	$—	$111,835	$—	$111,835
Financial futures	Net realized gain (loss) on: financial futures contracts	189,900	265,276	(65,829)	—	389,347
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	80,920	—	—	80,920
Total Realized Gain (Loss)		$189,900	$346,196	$46,006	$—	$582,102
Inflation Managed
Financial futures	Net realized gain (loss) on: financial futures contracts	$(48,113)	$130,667	$—	$—	$82,554
Total Realized Gain (Loss)		$(48,113)	$130,667	$—	$—	$82,554
Long Short
Financial futures	Net realized gain (loss) on: financial futures contracts	$—	$—	$(4,413,790)	$—	$(4,413,790)
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	—	—	(2,367,061)	—	(2,367,061)
Option contracts written	Net realized gain (loss) on: option contracts and swaptions written	—	—	1,867,223	—	1,867,223
Swap contracts	Net realized gain (loss) on: swap contracts	(753,311)	—	—	—	(753,311)
Total Realized Gain (Loss)		$(753,311)	$—	$(4,913,628)	$—	$(5,666,939)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Total
Long Short Credit
Swap contracts	Net realized gain (loss) on: swap contracts	$(52,424)	$—	$(89,725)	$(168,967)	$(311,116)
Financial futures	Net realized gain (loss) on: financial futures contracts	28,482	—	(46,225)	—	(17,743)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	(11,476)	—	—	(11,476)
Option contracts purchased	Net realized gain (loss) on: sales of investment securities of unaffiliated issuers	(6,125)	—	123,125	—	117,000
Option contracts and swaptions written	Net realized gain (loss) on: option contracts and swaptions written	10,924	—	31,971	—	42,895
Total Realized Gain (Loss)		$(19,143)	$(11,476)	$19,146	$(168,967)	$(180,440)
Multi-Asset Income
Financial futures	Net realized gain (loss) on: financial futures contracts	$21,401	$—	$(70,115)	$—	$(48,714)
Forward contracts	Net realized gain (loss) on: forward foreign currency contracts	—	66,913	—	—	66,913
Option contracts written	Net realized gain (loss) on: option contracts and swaptions written	—	—	11,544	—	11,544
Total Realized Gain (Loss)		$21,401	$66,913	$(58,571)	$—	$29,743

Change in Appreciation (Depreciation)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Total
Global Allocation
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	$—	$—	$(456,795)	$—	$(456,795)
Financial futures	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	(84,564)	(111,534)	7,628	—	(188,470)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	10,888	—	—	10,888
Total Change in Appreciation (Depreciation)		$(84,564)	$(100,646)	$(449,167)	$—	$(634,377)
Inflation Managed
Financial futures	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$7,299	$(36,186)	$—	$—	$(28,887)
Total Change in Appreciation (Depreciation)		$7,299	$(36,186)	$—	$—	$(28,887)

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Total
Long Short
Financial futures	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$—	$—	$(5,853,069)	$—	$(5,853,069)
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: unaffiliated investment securities	—	—	(606,236)	—	(606,236)
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	—	—	(112,893)	—	(112,893)
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	(2,282,127)	—	—	—	(2,282,127)
Total Change in Appreciation (Depreciation)		$(2,282,127)	$—	$(6,572,198)	$—	$(8,854,325)
Long Short Credit
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: swap contracts	$37,727	$—	$$54,954	$92,681
Financial futures	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	4,613	—	(29,688)	—	(25,075)
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	9,676	—	—	9,676
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: option contracts written	—	—	(4,988)	—	(4,988)
Total Change in Appreciation (Depreciation)		$42,340	$9,676	$(34,676)	$54,954	$72,294

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Equity Risk	Credit Risk	Total
Multi-Asset Income
Financial futures	Change in net unrealized appreciation (depreciation) in value of: financial futures contracts	$1,259	$—	$18,021	$—	$19,280
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: forward foreign currency contracts	—	2,592	—	—	2,592
Options contracts written	Change in net unrealized appreciation (depreciation) in value of: options contracts written	—	—	(7,449)	—	(7,449)
Total Change in Appreciation (Depreciation)		$1,259	$2,592	$10,572	$—	$14,423

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that Flexible Select did not hold any derivative instruments during the year ended October 31, 2015 that require additional disclosures pursuant to ASC 815.

The Funds adopted the provisions of Accounting Standards Update 2011-11 Disclosures about Offsetting Assets and Liabilities ("ASU 2011-11"). ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Pursuant to ASU 2011-11, an entity is required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. ASU 2011-11 is applicable to the Funds except Flexible Select and Inflation Managed at October 31, 2015. The Funds' derivative assets and liabilities at fair value by type are reported gross in the Statements of Assets and Liabilities. The following tables present derivative assets and liabilities by counterparty, net of amounts available for offset and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of October 31, 2015.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$151,897	$—	$151,897
Securities lending	228,266	—	228,266
Total	$380,163	$—	$380,163
Long Short
Swap contracts	$614,218	$—	$614,218
Total	$614,218	$—	$614,218

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Long Short Credit
OTC Swap contracts	$107,342	$—	$107,342
Forward contracts	9,676		9,676
Total	$117,018	$—	$117,018
Multi-Asset Income
Forward contracts	83,031	—	83,031
Total	$83,031	$—	$83,031

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Global Allocation
Barclays Bank PLC Wholesale	$24,339	$(14,148)	$—	$10,191
Royal Bank of Canada	15,899	(15,899)	—	—
Societe Generale	32,439	(19,556)	—	12,883
State Street Bank London	79,220	(64,538)	—	14,682
State Street Bank and Trust Company	228,266	—	(228,266)	—
Total	$380,163	$(114,141)	$(228,266)	$37,756
Long Short
Goldman Sachs International	$614,218	$(614,218)	$—	—
Total	$614,218	$(614,218)	—	—
Long Short Credit
Bank of America N.A.	$13,005	$—	$—	$13,005
Goldman Sachs & Co.	94,337	(33,076)	—	61,261
J.P. Morgan Chase Bank N.A.	9,676		—	9,676
Total	$117,018	$(33,076)	$—	$83,942
Multi-Asset Income
Royal Bank of Canada	$10,069	$(10,069)	$—	$—
Societe Generale	22,466	(12,612)	—	9,854
State Street Bank London.	50,496	(41,925)	—	8,571
Total	$83,031	$(64,606)	$—	$18,425

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Global Allocation
Forward contracts	$(138,049)	$—	$(138,049)
Total	$(138,049)	$—	$(138,049)
Long Short
OTC Swap contracts	$(2,896,345)	$—	$(2,896,345)
Total	$(2,896,345)	$—	$(2,896,345)
Long Short Credit
OTC Swap contracts	$(33,076)	—	$(33,076)
Total	$(33,076)	$—	$(33,076)
Multi-Asset Income
Forward contracts	$(80,439)	—	$(80,439)
Total	$(80,439)	$—	$(80,439)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Global Allocation
Barclays Bank PLC Wholesale	$(14,148)	$14,148	$—	$—
Royal Bank of Canada	(39,807)	15,899	—	23,908
Societe Generale	(19,556)	19,556	—	—
State Street Bank London	(64,538)	64,538	—	—
Total	$(138,049)	$114,141	$—	$23,908
Long Short
Goldman Sachs International	$(2,896,345)	$614,218	$1,750,000	$(532,127)
Total	$(2,896,345)	$614,218	$1,750,000	$(532,127)
Long Short Credit
Goldman Sachs & Co.	$(33,076)	$33,076	$—	$—
Total	$(33,076)	$33,076	$—	$—
Multi-Asset Income
Royal Bank of Canada	$(25,902)	$10,069	$—	$(15,833)
Societe Generale	(12,612)	12,612	—	—
State Street Bank London.	(41,925)	41,925	—	—
Total	$(80,439)	$64,606	$—	$(15,833)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of October 31, 2015, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by Global Allocation, Long Short and Multi-Asset Income to each counterparty as of October 31, 2015.

16  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

17  Transactions with other funds managed by Neuberger Berman Management LLC: Neuberger Berman Alternative Funds and Management have obtained an exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including exchange-traded funds, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, as amended, subject to the terms and conditions of such order. Through October 31, 2015, Flexible Select invested in Neuberger Berman Core Bond Fund and Neuberger Berman Unconstrained (an "Underlying Fund"). Through October 31, 2015 Global Allocation invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman International Equity Fund, Neuberger Berman Risk Balanced Commodity Strategy Fund and Neuberger Berman Short Duration High Income Fund (collectively the "Underlying Funds"). Through October 31, 2015, Inflation Managed invested in Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund, Neuberger Berman Long Short Credit and Neuberger Berman Risk Balanced Commodity Strategy Fund (collectively the "Underlying Funds"). Through October 31, 2015, Multi-Asset Income invested in Neuberger Berman Emerging Markets Debt Fund, Neuberger Berman Floating Rate Income Fund, Neuberger Berman High Income Bond Fund and Neuberger Berman Long Short Credit Fund(collectively the "Underlying Funds") (See Note F).

For the Funds' investments in the Underlying Funds, Management waived a portion of its management fee equal to the management fee it received from the Underlying Funds on those assets (the "Arrangement"). For the fiscal period ended October 31, 2015, management fees waived under this Arrangement are reflected in the Statements of Operations under the caption "Investment management fees waived." For the fiscal period ended October 31, 2015, income earned under this Arrangement on Flexible Select's, Global Allocation's, Inflation Managed's and Multi-Asset Income's investments is reflected in the Statements of Operations under the caption "Dividend income-affiliated issuers." For the fiscal period ended October 31, 2015, management fees waived and income earned under this Arrangement on Flexible Select's, Global Allocation's, Inflation Managed's and Multi-Asset Income's investments in the Underlying Funds were as follows:

	Management fees waived	Income earned
Flexible Select	$15,553	$163,902
Global Allocation	59,494	112,733
Inflation Managed	41,178	150,482
Multi-Asset Income	20,165	182,742

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under an Investment Management Agreement. For such investment management services, Flexible Select pays Management a fee at the annual rate of 0.600% of the first $250 million of the Fund's average daily net assets, 0.575% of the next $250 million, 0.550% of the next $250 million, 0.525% of the next $250 million, 0.500% of the next $500 million, 0.475% of the next $2.5 billion, and

0.450% of the average daily net assets in excess of $4 billion. Global Allocation pays Management a fee at the annual rate of 0.650% of the first $1 billion of the Fund's average daily net assets, 0.625% of the next $1 billion, and 0.600% of average daily net assets in excess of $2 billion. Inflation Managed pays Management a fee at the annual rate of 0.650% of the first $250 million of the Fund's average daily net assets, 0.625% of the next $250 million, 0.600% of the next $250 million, 0.575% of the next $250 million, 0.550% of the next $500 million, 0.525% of the next $2.5 billion, and 0.500% of the average daily net assets in excess of $4 billion. Long Short pays Management a fee at the annual rate of 1.200% of the first $250 million of the Fund's average daily net assets, 1.175% of the next $250 million, 1.150% of the next $250 million, 1.125% of the next $250 million, 1.100% of the next $500 million, 1.075% of the next $2.5 billion, and 1.050% of average daily net assets in excess of $4 billion. Long Short Credit pays Management a fee at the annual rate of 0.80% of the average daily net assets. Multi-Asset Income pays Management a fee at the annual rate of 0.450% of the first $250 million of the Fund's average daily net assets, 0.425% of the next $250 million, 0.400% of the next $250 million, 0.375% of the next $250 million, 0.350% of the next $500 million, 0.325% of the next $2.5 billion, and 0.300% of average daily net assets in excess of $4 billion. Accordingly, for the year ended October 31, 2015, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.60% (0.59% after management fee waiver (See Note A)), 0.65% (0.48% after management fee waiver (See Note A)), 0.65% (0.45% after management fee waiver (See Note A)), 1.10% and 0.45% (0.27% after management fee waiver (See Note A)) of Flexible Select's, Global Allocation's, Inflation Managed's, Long Short's and Multi-Asset Income's average daily net assets, respectively.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and Class A and Class C of each Fund (except Long Short Credit and Multi-Asset Income) pays Management an administration fee at the annual rate of 0.20% (0.21% for Long Short Credit and Multi-Asset Income) of its average daily net assets under this agreement. Long Short Credit's and Multi-Asset Income's Class R6 pays Management an administration fee of 0.02% of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A, Class C and Class R6 of each Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses relating to short sales and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense.

During the year ended October 31, 2015, there was no repayment to Management under these agreements.

At October 31, 2015, contingent liabilities to Management under the agreements were as follows:

				Expenses Reimbursed in Fiscal Period Ending October 31,
				2013		2014	2015
				Subject to Repayment Until October 31,
Class	Contractual Expense Limitation(1)		Expiration	2016		2017	2018
Flexible Select Institutional Class	0.85%		10/31/18	216,729	(4)	281,744	$300,067
Flexible Select Class A	1.21%		10/31/18	2,426	(4)	1,301	2,093
Flexible Select Class C	1.96%		10/31/18	2,202	(4)	480	604
Global Allocation Institutional Class	0.90	%(3)	10/31/18	253,136		297,504	219,561
Global Allocation Class A	1.26	%(3)	10/31/18	141,365		168,872	187,516
Global Allocation Class C	2.01	%(3)	10/31/18	71,481		105,371	142,390
Inflation Managed Institutional Class	0.90%		10/31/18	438,126	(2)	374,332	352,679
Inflation Managed Class A	1.26%		10/31/18	5,378	(2)	9,441	36,856
Inflation Managed Class C	2.01%		10/31/18	5,378	(2)	3,221	7,233
Inflation Managed Class R6	0.83%		10/31/18	—		—	9,636	(7)
Long Short Institutional Class	1.70%		10/31/18	—		—	—
Long Short Class A	2.06%		10/31/18	—		—	—
Long Short Class C	2.81%		10/31/18	—		—	—
Long Short Credit Institutional Class	1.20	%(9)	10/31/18	—		—	189,748	(8)
Long Short Credit Class A	1.57	%(9)	10/31/18	—		—	11,947	(8)
Long Short Credit Class C	2.32	%(9)	10/31/18	—		—	11,656	(8)
Long Short Credit Class R6	1.13	%(9)	10/31/18	—		—	51,840	(8)
Multi-Asset Income Institutional Class	0.65	%(6)	10/31/18	—		—	212,134	(5)
Multi-Asset Income Class A	1.02	%(6)	10/31/18	—		—	11,192	(5)
Multi-Asset Income Class C	1.77	%(6)	10/31/18	—		—	11,081	(5)
Multi-Asset Income Class R6	0.58	%(6)	10/31/18	—		—	77,638	(5)

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Period from December 19, 2012 (Commencement of Operations) to October 31, 2013.

(3)  Prior to February 28, 2013, the contractual expense limitation was 1.20% for Institutional Class, 1.56% for Class A and 2.31% for Class C.

(4)  Period from May 31, 2013 (Commencement of Operations) to October 31, 2013.

(5)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(6)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Multi-Asset Income on March 27, 2015, for Institutional Class, Class A, Class C and Class R6 and March 30, 2015, for Class A and Class C. For the period ended October 31, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Multi-Asset Income amounted to $456, $43, $84 and $159, respectively.

(7)  Period from May 11, 2015 (Commencement of Operations) to October 31, 2015.

(8)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

(9)  In addition, Management voluntarily waived its fees as necessary to maintain a minimum yield for Long Short Credit Income from June 29, 2015 to July 2, 2015, for Institutional Class, Class A, Class C and Class R6. For the

period ended October 31, 2015, voluntary reimbursements for Institutional Class, Class A, Class C and Class R6 of Long Short Credit amounted to $3,229, $257, $394 and $830, respectively.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to Global Allocation, Inflation Managed, Long Short Credit and Multi-Asset Income, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Neuberger Berman LLC ("Neuberger"), as the sub-adviser to Flexible Select and Long Short, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI, Neuberger and/or Management.

Each Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Long Short Credit and Multi-Asset Income) are generally sold with an initial sales charge of up to 5.75%. Class A shares of Long Short Credit and Multi-Asset Income are generally sold with an initial sales charge of up to 4.25%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% will apply to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Flexible Select Class A	$112	$—	$—	$—
Flexible Select Class C	—	46	—	—
Global Allocation Class A	732	—	—	—
Global Allocation Class C	—	1,929	—	—
Inflation Managed Class A	—	—	—	—
Inflation Managed Class C	—	30	—	—
Long Short Class A	135,579	—	—	—
Long Short Class C	—	67,502	—	—
Long Short Credit Class A(2)	—	—	—	—
Long Short Credit Class C(2)	—	—	—	—
Multi-Asset Income Class A(1)	—	—	—	—
Multi-Asset Income Class C(1)	—	29	—	—

(1)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(2)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

On June 3, 2014, Management made a voluntary contribution to certain of the Funds in connection with a payment matter related to the Funds' investment in a State Street money market fund as follows:

Contribution Amount
Global Allocation	$10,922
Long Short	60,836

Note C—Securities Transactions:

During the year ended October 31, 2015, there were purchase and sale transactions of long-term securities (excluding total return swaps, credit default swaps, total return basket swaps, equity swaps, credit default swaptions, financial futures, forward contracts and option contracts) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Securities Sold Short	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations	Covers on Securities Sold Short
Flexible Select	$—	$118,997,521	$—	$—	$112,853,795	$—
Global Allocation	6,840,719	51,225,894	10,427,674	3,902,089	38,979,698	16,649,777
Inflation Managed	8,507,168	11,295,671	—	8,844,388	11,336,147	—
Long Short	—	1,845,219,555	1,003,212,854	—	1,805,305,279	940,125,451
Long Short Credit(2)	—	8,881,602	956,750	—	1,120,272	—
Multi-Asset Income(1)	1,793,375	19,290,316	—	655,994	4,453,661	—

(1)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(2)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

During the year ended October 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2015 and October 31, 2014 was as follows:

	For the Year Ended October 31, 2015				For the Year Ended October 31, 2014
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Flexible Select:
Institutional Class	101,398	233,709	—	335,107	769	30,471	(14,743)	16,497
Class A	12,285	1,551	(36,444)	(22,608)	46,439	27	(6,595)	39,871
Class C	2,639	295	(1,273)	1,661	1,559	2	—	1,561
Global Allocation:
Institutional Class	237,884	26,930	(559,912)	(295,098)	320,306	129,312	(780,344)	(330,726)
Class A	221,902	18,400	(349,899)	(109,597)	717,157	46,075	(553,785)	209,447
Class C	190,599	10,618	(217,008)	(15,791)	395,709	33,247	(194,404)	234,552
Inflation Managed:
Institutional Class	935,051	15,521	(1,041,606)	(91,034)	95,566	32,833	(90,643)	37,756
Class A	43,540	1,699	(211,478)	(166,239)	220,368	189	(26,069)	194,488
Class C	10,681	189	(11,509)	(639)	18,279	115	—	18,394
Class R6(2)	220,298	—	(85,850)	134,448	—	—	—	—
Long Short:
Institutional Class	93,006,874	735,130	(82,334,519)	11,407,485	159,546,263	382,464	(41,372,231)	118,556,496
Class A	11,849,324	100,264	(13,400,201)	(1,450,613)	32,183,453	179,358	(42,735,854)	(10,373,043)
Class C	3,514,350	45,292	(4,714,887)	(1,155,245)	9,063,806	37,716	(1,825,631)	7,275,891
Long Short Credit:
Institutional Class(3)	2,336,720	453	(560)	2,336,613	—	—	—	—
Class A(3)	134,996	12	—	135,008	—	—	—	—
Class C(3)	103,245	1	—	103,246	—	—	—	—
Class R6(3)	500,000	—	—	500,000	—	—	—	—
Multi-Asset Income:
Institutional Class(1)	1,117,763	5,803	(238)	1,123,328	—	—	—	—
Class A(1)	50,507	152	—	50,659	—	—	—	—
Class C(1)	50,298	113	(300)	50,111	—	—	—	—
Class R6(1)	400,000	1,294	—	401,294	—	—	—	—

(1)  Period from March 27, 2015 (Commencement of Operations) to October 31, 2015.

(2)  Period from May 11, 2015 (Commencement of Operations) to October 31, 2015.

(3)  Period from June 29, 2015 (Commencement of Operations) to October 31, 2015.

Note E—Lines of Credit:

At October 31, 2015, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, each Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through October 31, 2015, none of the Funds utilized this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, from November 1, 2014 through January 9, 2015, each Fund other than Neuberger Berman Multi-Asset Income Fund and Neuberger Berman Long Short Credit Fund, which were not yet operational, was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended October 31, 2015, none of the Funds utilized either line of credit with State Street.

Note F—Investments in Affiliates(1):

	Balance of Shares Held October 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2015	Value October 31, 2015	Distributions from Investments in Affiliated Issuers(2)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Flexible Select
Neuberger Berman Core Bond Fund Institutional Class	582,729	907,213	649,432	840,510	$8,730,925	$169,769	$59,013
Neuberger Berman Unconstrained Bond Fund Institutional Class	—	313,065	—	313,065	2,934,884	5,856	—
Total					$11,665,809	$175,625	$59,013
Global Allocation
Neuberger Berman Emerging Markets Debt Fund Institutional Class	—	151,920	75,899	76,021	$639,154	$53,249	$(77,226)
Neuberger Berman Emerging Markets Equity Fund Institutional Class	—	187,444	30,797	156,647	2,297,680	—	(45,669)

	Balance of Shares Held October 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2015	Value October 31, 2015	Distributions from Investments in Affiliated Issuers(2)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Neuberger Berman High Income Bond Fund Institutional Class	—	157,286	22,489	134,797	$1,147,477	$53,938	$(9,246)
Neuberger Berman International Equity Fund Institutional Class	—	301,887	36,395	265,492	2,960,732	—	4,214
Neuberger Berman Long Short Credit Fund Institutional Class	—	105,628	—	105,628	1,029,765	2,155	—
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	—	111,878	10,126	101,752	630,506	—	(8,316)
Neuberger Berman Short Duration High Income Fund Institutional Class	—	137,958	137,958	—	—	3,391	19,294
Total					$8,705,314	$112,733	$(116,949)
Inflation Managed
Neuberger Berman Emerging Markets Equity Fund Institutional Class	103,341	51,382	97,049	57,674	$845,956	$19,481	$(161,646)
Neuberger Berman Floating Rate Income Fund Institutional Class	91,688	53,140	83,599	61,229	603,445	36,909	(20,280)
Neuberger Berman High Income Bond Fund Institutional Class	102,045	207,851	116,028	193,868	1,650,321	95,108	(50,566)
Neuberger Berman Risk Balanced Commodity Strategy Fund Institutional Class	238,082	121,966	125,022	235,026	1,456,338	203	(292,789)
Total					$4,556,060	$151,701	$(525,281)

	Balance of Shares Held October 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held October 31, 2015	Value October 31, 2015	Distributions from Investments in Affiliated Issuers(2)	Net Realized Gain (Loss) from Investments in Affiliated Issuers
Multi-Asset Income
Neuberger Berman Emerging Markets Debt Fund Institutional Class	—	187,015	(4,577)	182,438	$1,533,858	$51,224	$(1,930)
Neuberger Berman Floating Rate Income Fund Institutional Class	—	251,272	(57,710)	193,562	1,907,671	52,397	(7,015)
Neuberger Berman Global Long Short Fund Institutional Fund Class	—	43,732	—	43,732	433,404	—	—
Neuberger Berman High Income Fund Institutional Class	—	284,787	(12,281)	272,506	2,319,739	77,714	(827)
Neuberger Berman Long Short Credit Commodity Strategy Fund Institutional Class	—	45,159	—	45,159	440,252	1,407	—
Total					$6,634,924	$182,742	$(9,772)
(1)  Affiliated issuers, as defined in the 1940 Act.

(2)  Distributions received include distributions from net investment income and net realized capital gains, if any, from the Underlying Fund.

*  Security did not produce income during the last twelve months.

Other: At October 31, 2015, there were affiliated investors owning 0.2%, 70.1% and 86.2% of Flexible Select's, Inflation Managed's and Long Short Credit's outstanding shares, respectively.

Note G—Recent Accounting Pronouncement:

In June 2014, FASB issued ASU 2014-11 Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements or securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2015, and interim periods within those fiscal years. At this time, Management is evaluating the impact, if any, of this guidance on the Funds' financial statement disclosures. ASU 2014-11 is effective for Long Short Credit and Multi-Asset Income as of October 31, 2015; however, no additional disclosure was necessary.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that round to [$0.00 to less than $0.01] per share or [$(0.01) to less than $0.00] per share are presented as $0.00 or $(0.00), respectively. Ratios that round to [0.00% to less than 0.01%] or [(0.01)% to less than 0.00%] are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Flexible Select Fund
Institutional Class
10/31/2015	$11.96	$0.09	$(0.07)	$0.02	$(0.12)	$(0.22)	$(0.34)	$—	$11.64	0.13%		$98.1	1.15%	1.15	%Ø	0.83%	0.83	%Ø	0.77%		123%	123	%Ø
10/31/2014	$10.80	$0.11	$1.09	$1.20	$(0.04)	$—	$(0.04)	$—	$11.96	11.16%		$96.8	1.16%	1.16	%Ø	0.83%	0.83	%Ø	0.98%		50%	50	%Ø
Period from 5/31/2013^ to 10/31/2013	$10.00	$0.04	$0.76	$0.80	$—	$—	$—	$—	$10.80	8.00%	**	$87.2	1.97%‡*	1.97	%‡Ø*	0.83%‡*	0.83	%‡Ø*	0.95	%‡*	20%**	20	%Ø**
Class A
10/31/2015	$11.92	$0.05	$(0.07)	$(0.02)	$(0.10)	$(0.22)	$(0.32)	$—	$11.58	(0.23)%		$0.4	1.56%	1.56	%Ø	1.20%	1.20	%Ø	0.44%		123%	123	%Ø
10/31/2014	$10.78	$0.06	$1.10	$1.16	$(0.02)	$—	$(0.02)	$—	$11.92	10.80%		$0.6	1.64%	1.64	%Ø	1.19%	1.19	%Ø	0.50%		50%	50	%Ø
Period from 5/31/2013^ to 10/31/2013	$10.00	$0.02	$0.76	$0.78	$—	$—	$—	$—	$10.78	7.80%	**	$0.1	5.09%‡*	5.09	%‡Ø*	1.19%‡*	1.19	%‡Ø*	0.57	%‡*	20%**	20	%Ø**
Class C
10/31/2015	$11.81	$(0.04)	$(0.07)	$(0.11)	$(0.02)	$(0.22)	$(0.24)	$—	$11.46	(0.95)%		$0.2	2.32%	2.32	%Ø	1.94%	1.94	%Ø	(0.34)%		123%	123	%Ø
10/31/2014	$10.75	$(0.02)	$1.08	$1.06	$(0.00)	$—	$(0.00)	$—	$11.81	9.88%		$0.1	2.38%	2.38	%Ø	1.94%	1.94	%Ø	(0.14)%		50%	50	%Ø
Period from 5/31/2013^ to 10/31/2013	$10.00	$(0.01)	$0.76	$0.75	$—	$—	$—	$—	$10.75	7.50%	**	$0.1	6.71%‡*	6.71	%‡Ø*	1.94%‡*	1.94	%‡Ø*	(0.18	)%‡*	20%**	20	%Ø**
Global Allocation Fund
Institutional Class
10/31/2015	$10.81	$0.06	$(0.17)	$(0.11)	$(0.28)	$(0.00)	$(0.28)	$—	$10.42	(1.12)%		$8.9	3.29%	2.94%		1.03%	0.69%		0.51%		198%	189%
10/31/2014	$11.63	$(0.12)	$0.29	$0.17	$(0.99)	$—	$(0.99)	$0.00	$10.81	1.37%	[b]	$12.5	3.25%	2.72%		1.50%	0.98%		(1.12)%		228%	216%
10/31/2013	$10.30	$(0.09)	$1.57	$1.48	$(0.15)	$—	$(0.15)	$—	$11.63	14.56%		$17.2	3.23%	2.73%		1.48%	0.98%		(0.85)%		187%	158%
10/31/2012	$10.30	$(0.12)	$1.02	$0.90	$(0.21)	$(0.69)	$(0.90)	$—	$10.30	9.60%		$8.9	5.01%	4.55%		1.68%	1.22%		(1.19)%		446%	423%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.08)	$0.38	$0.30	$—	$—	$—	$—	$10.30	3.00%	**	$5.8	18.45%‡*	18.31	%‡*^^	1.36%‡*	1.21	%‡*^^	(0.95	)%‡*	268%**	216	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets	Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)	Portfolio Turnover Rate (excluding securities sold short)
Global Allocation Fund (cont'd)
Class A
10/31/2015	$10.76	$0.02	$(0.18)	$(0.16)	$(0.24)	$(0.00)	$(0.24)	$—	$10.36	(1.52)%	$8.1	3.69%	3.34%		1.39%	1.04%		0.16%		198%	189%
10/31/2014	$11.57	$(0.16)	$0.29	$0.13	$(0.94)	$—	$(0.94)	$0.00	$10.76	1.03%[b]	$9.6	3.68%	3.16%		1.86%	1.35%		(1.49)%		228%	216%
10/31/2013	$10.25	$(0.14)	$1.58	$1.44	$(0.12)	$—	$(0.12)	$—	$11.57	14.15%	$7.9	3.58%	3.07%		1.84%	1.33%		(1.25)%		187%	158%
10/31/2012	$10.27	$(0.15)	$1.01	$0.86	$(0.19)	$(0.69)	$(0.88)	$—	$10.25	9.24%	$3.4	5.41%	4.93%		2.07%	1.59%		(1.48)%		446%	423%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.14)	$0.41	$0.27	$—	$—	$—	$—	$10.27	2.70%**	$0.1	22.01%‡*	21.63	%‡*^^	1.96%‡*	1.58	%‡*^^	(1.64	)%‡*	268%**	216	%**
Class C
10/31/2015	$10.60	$(0.06)	$(0.18)	$(0.24)	$(0.18)	$(0.00)	$(0.18)	$—	$10.18	(2.29)%	$6.6	4.45%	4.10%		2.14%	1.79%		(0.57)%		198%	189%
10/31/2014	$11.43	$(0.25)	$0.30	$0.05	$(0.88)	$—	$(0.88)	$0.00	$10.60	0.30%[b]	$7.0	4.46%	3.95%		2.63%	2.11%		(2.27)%		228%	216%
10/31/2013	$10.13	$(0.21)	$1.55	$1.34	$(0.04)	$—	$(0.04)	$—	$11.43	13.30%	$4.9	4.35%	3.85%		2.59%	2.09%		(1.99)%		187%	158%
10/31/2012	$10.21	$(0.23)	$1.00	$0.77	$(0.16)	$(0.69)	$(0.85)	$—	$10.13	8.34%	$2.2	6.47%	6.03%		2.78%	2.34%		(2.26)%		446%	423%
Period from 12/29/2010^ to 10/31/2011	$10.00	$(0.18)	$0.39	$0.21	$—	$—	$—	$—	$10.21	2.10%**	$0.0	25.07%‡*	24.87	%‡*^^	2.52%‡*	2.33	%‡*^^	(2.12	)%‡*	268%**	216	%**
Inflation Managed Fund§§
Institutional Class
10/31/2015	$10.74	$0.19	$(1.25)	$(1.06)	$(0.10)	$—	$(0.10)	$—	$9.58	(9.98)%	$14.2	2.88%	2.88	%Ø	0.71%	0.71	%Ø	1.87%		100%	100	%Ø
10/31/2014	$10.38	$0.17	$0.41	$0.58	$(0.22)	$—	$(0.22)	$—	$10.74	5.73%	$16.9	3.22%	3.22	%Ø	0.69%	0.69	%Ø	1.61%		41%	41	%Ø
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.17	$0.21	$0.38	$—	$—	$—	$—	$10.38	3.80%**	$15.9	4.55%‡*	4.55	%‡Ø*	0.69%‡*	0.69	%‡Ø*	1.92	%‡*	45%**	45	%Ø**
Class A
10/31/2015	$10.71	$0.15	$(1.24)	$(1.09)	$(0.08)	$—	$(0.08)	$—	$9.54	(10.21)%	$0.4	3.33%	3.33	%Ø	1.06%	1.06	%Ø	1.47%		100%	100	%Ø
10/31/2014	$10.35	$0.11	$0.44	$0.55	$(0.19)	$—	$(0.19)	$—	$10.71	5.39%	$2.2	3.64%	3.64	%Ø	1.05%	1.05	%Ø	1.01%		41%	41	%Ø
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.14	$0.21	$0.35	$—	$—	$—	$—	$10.35	3.50%**	$0.1	6.99%‡*	6.99	%‡Ø*	1.04%‡*	1.04	%‡Ø*	1.59	%‡*	45%**	45	%Ø**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Inflation Managed Fund§§ (cont'd)
Class C
10/31/2015	$10.63	$0.07	$(1.23)	$(1.16)	$(0.06)	$—	$(0.06)	$—	$9.41	(10.92)%		$0.3	4.05%	4.05	%Ø	1.81%		1.81	%Ø	0.71%		100%		100	%Ø
10/31/2014	$10.28	$0.03	$0.44	$0.47	$(0.12)	$—	$(0.12)	$—	$10.63	4.60%		$0.3	4.43%	4.43	%Ø	1.80%		1.80	%Ø	0.33%		41%		41	%Ø
Period from 12/19/2012^ to 10/31/2013	$10.00	$0.07	$0.21	$0.28	$—	$—	$—	$—	$10.28	2.80	%**	$0.1	7.76%‡*	7.76	%‡Ø*	1.79	%‡*	1.79	%‡Ø*	0.84	%‡*	45	%**	45	%Ø**
Class R6
Period from 5/11/2015^ to 10/31/2015	$10.57	$0.09	$(1.07)	$(0.98)	$—	$—	$—	$—	$9.59	(9.27	)%**	$1.30	3.62%*	3.62	%Ø*	0.65	%*	0.65	%Ø*	2.08	%*	100	%cØ	100	%cØ
Long Short Fund
Institutional Class
10/31/2015	$13.02	$0.02	$(0.21)	$(0.19)	$(0.02)	$(0.05)	$(0.07)	$—	$12.76	(1.45)%		$2,719.8	1.66%	1.31%		1.66%		1.31%		0.16%		91%		69%
10/31/2014	$12.48	$0.02	$0.58	$0.60	$—	$(0.06)	$(0.06)	$0.00	$13.02	4.83%[b]		$2,627.8	1.72%	1.48%		1.72%		1.48%		0.17%		61%		44%
10/31/2013	$11.09	$0.01	$1.47	$1.48	$(0.01)	$(0.08)	$(0.09)	$—	$12.48	13.47%		$1,038.2	1.75%	1.60%		1.75	%§	1.60	%§	0.10%		103%		52%
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.04	$1.05	$1.09	$—	$—	$—	$—	$11.09	10.90	%**	$92.6	2.78%‡*	2.65	%‡*	1.83	%‡*	1.70	%‡*	0.40	%‡*	93	%**	56	%**
Class A
10/31/2015	$12.91	$(0.03)	$(0.21)	$(0.24)	$—	$(0.05)	$(0.05)	$—	$12.62	(1.89)%		$361.7	2.03%	1.68%		2.03%		1.68%		(0.20)%		91%		69%
10/31/2014	$12.41	$(0.03)	$0.58	$0.55	$—	$(0.05)	$(0.05)	$0.00	$12.91	4.47%[b]		$388.6	2.09%	1.85%		2.09%		1.85%		(0.20)%		61%		44%
10/31/2013	$11.06	$(0.03)	$1.47	$1.44	$(0.01)	$(0.08)	$(0.09)	$—	$12.41	13.08%		$502.1	2.08%	1.94%		2.08	%§	1.94	%§	(0.23)%		103%		52%
Period from 12/29/2011^ to 10/31/2012	$10.00	$0.00	$1.06	$1.06	$—	$—	$—	$—	$11.06	10.60	%**	$27.0	3.21%‡*	3.11	%‡*	2.17	%‡*	2.06	%‡*	0.05	%‡*	93	%**	56	%**
Class C
10/31/2015	$12.66	$(0.12)	$(0.20)	$(0.32)	$—	$(0.05)	$(0.05)	$—	$12.29	(2.56)%		$190.6	2.77%	2.42%		2.77	%*	2.42%		(0.94)%		91%		69%
10/31/2014	$12.26	$(0.12)	$0.57	$0.45	$—	$(0.05)	$(0.05)	$0.00	$12.66	3.71%[b]		$211.0	2.84%	2.60%		2.84%		2.60%		(0.94)%		61%		44%
10/31/2013	$10.99	$(0.12)	$1.46	$1.34	$(0.00)	$(0.07)	$(0.07)	$—	$12.26	12.23%		$115.1	2.83%	2.68%		2.83	%§	2.68	%§	(1.00)%		103%		52%
Period from 12/29/2011^ to 10/31/2012	$10.00	$(0.06)	$1.05	$0.99	$—	$—	$—	$—	$10.99	9.90	%**	$3.4	4.34%‡*	4.20	%‡*	2.95	%‡*	2.81	%‡*	(0.69	)%‡*	93	%**	56	%**
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Voluntary Contributions from Management	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Long Short Credit Fund
Institutional Class
Period from 6/29/2015^ to 10/31/2015	$10.00	$0.02	$(0.23)	$(0.21)	$(0.04)	$—	$(0.04)	$—	$9.75	(2.06	)%**	$22.8	3.50	%‡*	3.45	%‡*	1.21	%‡*	1.15	%‡*	0.64	%‡*	32	%**	18	%**
Class A
Period from 6/29/ 2015^ to 10/31/2015	$10.00	$0.01	$(0.23)	$(0.22)	$(0.03)	$—	$(0.03)	$—	$9.75	(2.17	)%**	$1.3	4.28	%‡*	4.23	%‡*	1.55	%‡*	1.50	%‡*	0.28	%‡*	32	%**	18	%**
Class C
Period from 6/29/2015^ to 10/31/2015	$10.00	$(0.01)	$(0.23)	$(0.24)	$(0.01)	$—	$(0.01)	$—	$9.75	(2.41	)%**	$1.0	5.04	%‡*	4.98	%‡*	2.26	%‡*	2.20	%‡*	(0.43	)%‡*	32	%**	18	%**
Class R6
Period from 6/29/ 2015^ to 10/31/2015	$10.00	$0.02	$(0.22)	$(0.20)	$(0.05)	$—	$(0.05)	$—	$9.75	(2.03	)%**	$4.9	3.49	%‡*	3.44	%‡*	1.14	%‡*	1.08	%‡*	0.69	%‡*	32	%**	18	%**
Multi-Asset Income Fund
Institutional Class
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$(0.23)	$—	$9.43	(3.43	)%**	$10.6	3.66	%‡*	3.66	%Ø‡*	0.43	%‡*	0.43	%Ø‡*	3.87	%‡*	33	%**	33	%Ø**
Class A
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.20	$(0.56)	$(0.36)	$(0.21)	$—	$(0.21)	$—	$9.43	(3.64	)%**	$0.5	4.55	%‡*	4.55	%Ø‡*	0.79	%‡*	0.79	%Ø‡*	3.50	%‡*	33	%**	33	%Ø**
Class C
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.16	$(0.56)	$(0.40)	$(0.17)	$—	$(0.17)	$—	$9.43	(4.07	)%**	$0.5	5.29	%‡*	5.29	%Ø‡*	1.53	%‡*	1.53	%Ø‡*	2.76	%‡*	33	%**	33	%Ø**
Class R6
Period from 3/27/2015^ to 10/31/2015	$10.00	$0.23	$(0.57)	$(0.34)	$(0.23)	$—	$(0.23)	$—	$9.43	(3.39	)%**	$3.8	3.63	%‡*	3.63	%Ø‡*	0.36	%‡*	0.36	%Ø‡*	3.93	%‡*	33	%**	33	%Ø**

See Notes to Financial Highlights

Notes to Financial Highlights

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

@  Calculated based on the average number of shares outstanding during each fiscal period.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Including Dividend and Interest Expense Relating to Short Sales	Excluding Dividend and Interest Expense Relating to Short Sales
	Year Ended October 31, 2013
Long Short Fund Institutional Class	1.69%	1.54%
Long Short Fund Class A	2.06%	1.92%
Long Short Fund Class C	2.81%	2.66%

*  Annualized.

**  Not annualized.

^^  As of June 22, 2011, Global Allocation's Institutional Class, Class A and Class C contractual expense limitations exclude dividend expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

Ø  Flexible Select, Inflation Managed and Multi-Asset Income did not engage in short sales.

§§  Effective February 28, 2015, Neuberger Berman Inflation Navigator Fund changed its name to Neuberger Berman Inflation Managed Fund.

a  The portfolio turnover rates not including mortgage dollar roll transactions, including and excluding securities sold short, were 195% and 185%, respectively, for the year ended October 31, 2015, for Global Allocation.

b  The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended October 31, 2014.

c  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2015 for Inflation Managed.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of
Neuberger Berman Alternative Funds and
Shareholders of:
Neuberger Berman Inflation Managed Fund
(formerly Inflation Navigator Fund)
Neuberger Berman Flexible Select Fund
Neuberger Berman Global Allocation Fund
Neuberger Berman Long Short Credit Fund
Neuberger Berman Multi-Asset Income Fund

We have audited the accompanying statements of assets and liabilities of Neuberger Berman Inflation Managed Fund (formerly, Neuberger Berman Inflation Navigator Fund), Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Credit Fund and Neuberger Berman Multi-Asset Income Fund, five of the series constituting the Neuberger Berman Alternative Funds (the "Funds") including the schedules of investments, as of October 31, 2015, and the related statements of operations for the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Inflation Managed Fund, Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Long Short Credit Fund and Neuberger Berman Multi-Asset Income Fund, at October 31, 2015, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 23, 2015

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Neuberger Berman Alternative Funds

We have audited the accompanying statement of assets and liabilities of the Neuberger Berman Long Short Fund, a series of the Neuberger Berman Alternative Funds (the "Trust"), including the schedule of investments, as of October 31, 2015, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period December 29, 2011 (commencement of operations) to October 31, 2012. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Neuberger Berman Long Short Fund, as of October 31, 2015, and the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period December 29, 2011 (commencement of operations) to October 31, 2012, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
December 23, 2015

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Trustee and Officer Information

The following tables set forth information concerning the Trustees and Officers of each of the Funds. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management, NBFI and/or Neuberger. Each Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	59

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	59

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

			59

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) Time Served(2)	Principal Occupation(s)(3) and Length of
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since inception

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Name, (Year of Birth), and Address(1)	Position(s) Time Served(2)	Principal Occupation(s)(3) and Length of
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge upon request, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the sub-advisory agreement between Management and Neuberger Berman LLC ("Neuberger") for Neuberger Berman Flexible Select Fund and Neuberger Berman Long Short Fund (each, a "Fund") and between Management and Neuberger Berman Fixed Income LLC ("NBFI") for Neuberger Berman Global Allocation Fund, Neuberger Berman Inflation Managed Fund (formerly Neuberger Berman Inflation Navigator Fund)(each, a "Fund") (each a "Sub-Advisory Agreement," and collectively with the Management Agreement, the "Agreements"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management, Neuberger and NBFI have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, Neuberger, NBFI and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management, Neuberger, and NBFI.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger or NBFI, as applicable; (2) the investment performance of each Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with each Fund; (4) the extent to which economies of scale have been or might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of each Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management, Neuberger, and NBFI, and the qualifications, experience and, capabilities of and the resources available to, the portfolio management personnel of Management, Neuberger or NBFI, as applicable, who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's, Neuberger's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management, Neuberger, or NBFI used brokers to execute Fund transactions that provide research and other services to Management, Neuberger, or NBFI and the types of benefits potentially derived from such services by Management, Neuberger, NBFI, the Funds and other clients of Management, Neuberger and NBFI. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management, Neuberger, and NBFI, as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Funds.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management, Neuberger and NBFI in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management, Neuberger and NBFI in this context.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. For most of the Funds, the Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of the Funds' performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In the case of those Funds that had significantly underperformed their benchmark market indices and/or peer groups, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with each Fund. With respect to Neuberger Berman Flexible Select Fund and Neuberger Berman Inflation Managed Fund, the Board considered that each Fund invests in affiliated underlying funds pursuant to exemptive relief obtained from the Securities and Exchange Commission. The Board further considered, for any assets that Neuberger Berman Flexible Select Fund and Neuberger Berman Inflation Navigator Fund invest in an affiliated underlying fund, Management's undertaking to waive a portion of each Fund's advisory fee equal to the advisory fee it receives from such affiliated underlying fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds, and year-over-year changes in each of Management's reported expense categories. The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the size of the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund. The Board noted that Management incurred a loss on certain of the Funds during the review period.

With regard to the investment performance of each Fund and the costs of the services provided to each Fund, the Board considered the following information. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below and the Board looked at the Institutional Class fees as a proxy for all of the Fund's classes:

•  Neuberger Berman Flexible Select Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee net of fees waived by Management were both lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period. The Fund was launched in 2013 and therefore does not have intermediate- and long-term performance.

•  Neuberger Berman Global Allocation Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee net of fees waived by Management were both lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period and higher than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1- and 3-year periods. On January 2, 2015, the Fund began comparing its performance to a different benchmark to better reflect its investment universe. The Fund was launched in December 2010 and therefore does not have long-term performance.

•  Neuberger Berman Inflation Managed Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee net of fees waived by Management were both lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period. The Fund was launched in December 2012 and therefore does not have intermediate- and long-term performance.

•  Neuberger Berman Long Short Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median but its actual management fee was higher than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period and higher than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1- and 3-year periods. The Fund was launched in December 2011 and therefore does not have long-term performance.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the comparable Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a comparable Fund and any such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's reported level of profitability on each Fund was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger or NBFI, as applicable, could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of significantly underperforming Funds, that it retained confidence in Management's, Neuberger's and NBFI's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Notice to Shareholders

In early 2016 you will receive information to be used in filing your 2015 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2015. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Under most state tax laws, mutual fund dividends which are derived from direct investments in U.S. Government obligations are not taxable, as long as a Fund meets certain requirements. Some states require that a Fund must provide shareholders with a written notice, within 60 days of the close of a Fund's taxable year, designating the portion of the dividends which represents interest which those states consider to have been earned on U.S. Government obligations. The chart below shows the percentage of income derived from such investments for the twelve months ended October 31, 2015. This information should not be used to complete your tax returns.

	U.S. Treasury Obligations	Other Direct U.S. Government Obligations	Other Indirect U.S. Government Obligations	Repurchase Agreements
Flexible Select	0.0%	0.0%	0.0%	0.0%
Global Allocation	2.6	0.2	0.0	0.0
Inflation Managed	2.2	0.0	0.0	0.0
Long Short	0.0	0.0	0.0	0.0
Long Short Credit	0.0	0.0	0.0	0.0
Multi-Asset Income	4.2	0.8	0.0	0.0

For the fiscal year ended October 31, 2015, each Fund makes the following designation, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending upon an individual's tax bracket. Complete information regarding each Funds distributions during the calendar year 2015 will be reported in conjunction with Form 1099-DIV.

Fund	Qualified Dividend Income
Flexible Select	$1,602,402
Global Allocation	352,724
Inflation Managed	281,846
Long Short	35,950,075
Long Short Credit	4,050
Multi-Asset Income	330,669

Neuberger Berman Global Allocation Fund and Neuberger Berman Long Short Fund hereby designate $113,576 and $12,784,739, respectively, as a capital gain distribution. Neuberger Berman Global Allocation Fund designates $10 as a 1250 gain distributio

Investment manager: Neuberger Berman Management LLC

Sub-advisers: Neuberger Berman Fixed Income LLC
Neuberger Berman LLC

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

L0265 12/15

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Global Long Short Fund

Annual Report

October 31, 2015

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	7
SCHEDULE OF INVESTMENTS	9
POSITIONS BY INDUSTRY	12
FINANCIAL STATEMENTS	18
FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	37
Report of Independent Registered Public Accounting Firm	40
Directory	41
Trustees and Officers	42
Proxy Voting Policies and Procedures	51
Quarterly Portfolio Schedule	51
Board Consideration of the Management and Sub-Advisory Agreements	51
Notice to Shareholders	53

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present the annual report for Neuberger Berman Global Long Short Fund, which was launched on November 12, 2014. This report includes a portfolio commentary, a listing of the Fund's investments and its audited financial statements for the reporting period.

The Fund seeks long-term capital appreciation while attempting to protect capital in equity down markets. The investment team combines top-down theme generation with fundamental bottom-up stock analysis in an effort to add value through both stock selection and asset allocation, primarily within the equity asset class. The investment team seeks to identify what they believe are the best equity investment opportunities, both long and short, around the world. Long stock positions consist of what we judge to be good businesses benefiting from thematic tailwinds, and short stock positions consist of what we think are challenged businesses that fall victim to thematic headwinds. The intended result is a differentiated, repeatable and scalable process that is diversified across investment themes, stock positions, sectors and countries.

The period spanning November 2014 through October 2015 can be categorized by significant volatility in equity markets due to ongoing uncertainty relating to central bank monetary policy and economic/corporate-related fundamentals, particularly in the U.S., Europe, China and Japan. Investor expectations regarding those same policies and fundamentals continued shifting, compounding market volatility. Equity markets were also categorized periodically by crowded positioning and then rapid position unwinding, which further contributed to volatility.

Nonetheless, since the Fund's inception, the investment team has maintained a relatively constructive view of global equity markets, with a great deal of interest in capturing fundamental and policy related-opportunities, particularly in Europe and Japan.

Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Global Long Short Fund Commentary (Unaudited)

We are pleased to provide the first annual report for Neuberger Berman Global Long Short Fund. During the period since the Fund's inception on November 12, 2014 through October 31, 2015, its Institutional Class produced a -0.90% total return but underperformed the -0.59% return of its primary benchmark, the HFRX Equity Hedge Index. (Performance for all share classes is provided in the table immediately following this letter.)

In our view, among the most notable developments during the period were the European Central Bank's launch of its long-awaited quantitative easing program in March 2015, followed by a continuation of monetary easing and reform initiatives in Asia, in particular China and Japan. In Europe, the summer was marked by concerns regarding Greece's ability to remain within the eurozone. The period leading up to a positive resolution of that situation was marked by brutal shifts in outcome expectations, which had a significant impact on the direction of equity markets globally.

In the U.S., the economy remained on a steady path even though economic data was mixed, in particular regarding labor, inflation and GDP growth. At the same time, the U.S. was undergoing its own policy transition, having recently exited a quantitative easing program and entering into a period of uncertainty regarding the path of future U.S. Federal Reserve (Fed) interest rate increases. Despite the delays in U.S. rate hikes, we saw the dollar gain strength while the euro weakened. Another notable global trend has been weakness across a number of commodities, especially energy and base metals, where supply, demand and inventory have yet to find equilibrium. Frequent adjustments to investor expectations relating to the direction of foreign exchange rates, commodity prices, global and regional growth, corporate profits and, importantly, market valuations made for uncertain markets conditions.

In the period preceding the Fed's rebasing of rate expectations, we increased our long exposure to Europe, prompted by positive economic momentum and supportive monetary policies. We invested in European businesses we believe have growth potential and that could be reflation beneficiaries, in addition to investing in Japanese businesses that appear to us to be benefiting from increased tourism, primarily from China. We shorted stocks we believed were exposed to a slowdown in the resources capital expenditure cycle and hedged some of our currency exposures. Our positioning was more defensive in the U.S., where one of our important themes was to invest in companies that cater to the aging demographic, particularly businesses that improve the efficiency of the delivery of health care products and services. We have sought exposure to companies that we think can benefit from resilient consumer trends as well as more defensive revenue streams in areas such as defense and health care, and companies that we believe can benefit from the potential liftoff of U.S. interest rates. Our focus on the short side in the U.S. was on what appeared to be challenged business models, such as those suffering from changes in consumer preferences.

The Fund's aggregate use of futures, forwards, options and swaps had an overall negative impact on the Fund's performance.

We have a generally constructive outlook on global equity markets, but recognize that equity valuations around the globe have risen and that we are in the midst of one of the longest U.S. bull markets in history. We believe that while we anticipate continued accommodative monetary policies around the world, save for the U.S., uncertainty regarding economic and corporate fundamentals could continue to foster volatility and market rotations. Finally, one cannot lose sight of potential risks that could result from geopolitical events. Still, we believe there is a supportive global backdrop for our unique investment approach. By combining top-down research with bottom-up stock analysis within an unconstrained global long-short strategy, we are confident we can identify attractive investment themes globally, both long and short, while also seeking to minimize downside risk and striving to deliver uncorrelated returns.

Sincerely,

DANIEL GEBER
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

2

Global Long Short Fund (Unaudited)

TICKER SYMBOLS

Institutional Class	NGBIX
Class A	NGBAX
Class C	NGBCX

PERFORMANCE HIGHLIGHTS

	Inception Date	Cumulative Total Return Ended 10/31/2015 Life of Fund
At NAV
Institutional Class	11/12/2014	-0.90%
Class A	11/12/2014	-1.20%
Class C	11/12/2014	-2.00%
With Sales Charge
Class A		-6.88%
Class C		-2.98%
Index
HFRX Equity Hedge Index[1,2]		-0.59%
MSCI All Country World Index[1,2]		0.20%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2015 are 2.71%, 3.07% and 3.82% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated total annual operating expense ratios are 2.52%, 2.88% and 3.63% for Institutional Class, Class A and Class C, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the period from November 12, 2014 through October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Global Long Short Fund (Unaudited)

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

4

Endnotes

1  Please see "Glossary of Indices" on page 6 for a description of indices. Please note that individuals cannot invest directly in any index. The HFRX Equity Hedge Index takes into account fees and expenses of investing since it is based on the underlying hedge funds' net returns. The other indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC* ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The date used to calculate Life of Fund performance for the index is November 12, 2014, the inception date for the Fund.

*  On or about January 1, 2016, it is anticipated that Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (NB LLC) will transfer to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provide to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI will be renamed Neuberger Berman Investment Advisers LLC (NBIA). In addition, on the date of the transfer, the services previously provided by NB Alternative Investment Management LLC (NBAIM) will be provided by NBIA.

NBM currently serves as the Fund's investment manager and administrator and each of NB LLC, NBFI and NBAIM currently serve as certain Funds' adviser or sub-adviser. Following the consolidation, the investment professionals of NBM, NB LLC, NBFI and NBAIM who currently provide services to the Fund under the Agreements will continue to provide the same services, except that they will provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation will not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

5

Glossary of Indices

HFRX Equity Hedge Index:

The index comprises equity hedge strategies. Equity hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested, in equities, both long and short. Constituent funds are selected from an eligible pool of the more than 7,500 funds worldwide that report to the Hedge Fund Research (HFR) Database. Constituent funds must meet all of the following criteria: report monthly; report performance net of all fees; be U.S. dollar-denominated; be active and accepting new investments; have a minimum 24 months track record; and the fund's manager must have at least $50 million in assets under management. The index is rebalanced quarterly.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

7

Expense Information as of 10/31/15 (Unaudited)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio
Global Long Short
Institutional Class	$1,000.00	$964.00	$13.61	2.75%	$1,000.00	$1,011.34	$13.94	2.75%
Class A	$1,000.00	$963.00	$15.39	3.11%	$1,000.00	$1,009.53	$15.75	3.11%
Class C	$1,000.00	$958.90	$19.16	3.88%	$1,000.00	$1,005.65	$19.61	3.88%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

8

Schedule of Investments Neuberger Berman Global Long Short Fund 10/31/15

	Number of Shares	Value†
Long Positions (108.6%)
Common Stocks (73.9%)
Belgium (3.2%)
Ackermans & van Haaren NV	1,076	$163,876	Ø
Anheuser-Busch InBev SA	1,450	173,321	Ø
Ion Beam Applications	10,741	383,278	Ø
		720,475
France (9.9%)
Ingenico Group SA	2,859	337,655	Ø
Klepierre	5,958	282,870	Ø
Legrand SA	2,424	133,118	Ø
Orpea	4,752	381,464	Ø
SCOR SE	4,012	149,428	Ø
Thales SA	8,930	647,424	Ø
Unibail- Rodamco SE	999	279,142	Ø
		2,211,101
Germany (10.1%)
Bayer AG	634	84,602	Ø
Daimler AG	3,202	278,060	Ø
Deutsche Wohnen AG	18,494	521,744	Ø
Fresenius SE & Co. KGaA	3,136	230,188	Ø
KUKA AG	2,298	194,301	Ø
ProSiebenSat.1 Media SE	8,178	442,362	Ø
Vonovia SE	15,046	501,985	Ø
		2,253,242
Israel (0.3%)
Teva Pharmaceutical Industries Ltd. ADR	994	58,835	Ø
Italy (2.7%)
Brembo SpA	2,235	98,530	Ø
Buzzi Unicem SpA	4,291	72,619	Ø
Ferrari NV	3,027	152,651	*Ø
Intesa Sanpaolo SpA	44,432	154,787	Ø
Mediobanca SpA	12,438	125,149	Ø
		603,736
Japan (12.2%)
Chiyoda Corp.	28,700	218,289	Ø
Daicel Corp.	12,201	161,229	Ø
Don Quijote Holdings Co. Ltd.	1,058	38,865	Ø
East Japan Railway Co.	1,100	104,583	Ø
	Number of Shares	Value†
Fuji Heavy Industries Ltd.	7,048	$272,572	Ø
Japan Airlines Co. Ltd.	4,400	165,762	Ø
JTEKT Corp.	13,000	224,079	Ø
Kirin Holdings Co. Ltd.	5,793	82,048	Ø
Komehyo Co. Ltd.	3,000	58,356	Ø
Nomura Holdings, Inc.	9,096	57,217	Ø
Nomura Research Institute Ltd.	4,070	166,343	Ø
NTT Data Corp.	1,012	50,362	Ø
NTT DOCOMO, Inc.	4,527	88,165	Ø
Seibu Holdings, Inc.	5,800	117,385	Ø
SMC Corp.	400	102,897	Ø
Sumitomo Mitsui Trust Holdings, Inc.	32,000	122,834	Ø
Taisei Corp.	14,184	92,175	Ø
The Hiroshima Bank Ltd.	15,000	83,303	Ø
Toyota Motor Corp.	4,470	273,852	Ø
West Japan Railway Co.	1,700	119,437	Ø
Yaskawa Electric Corp.	9,300	110,316	Ø
		2,710,069
Netherlands (0.9%)
ASML Holding NV	442	41,124	Ø
NXP Semiconductors NV	2,119	166,024	*Ø
Royal Dutch Shell PLC Class A ADR	44	2,308	Ø
		209,456
South Africa (0.4%)
Brait SE	8,123	93,222	*Ø
Sweden (1.0%)
Assa Abloy AB Class B	6,236	124,084	Ø
Autoliv, Inc. SDR	915	109,776	Ø
		233,860
Switzerland (1.6%)
Cie Financiere Richemont SA	2,614	224,257	Ø
Novartis AG	809	73,538	Ø
UBS Group AG	3,476	69,559	Ø
		367,354
	Number of Shares	Value†
Taiwan (1.0%)
Hermes Microvision, Inc.	3,225	$123,629	Ø
Largan Precision Co. Ltd.	1,077	83,692	Ø
		207,321
United Kingdom (0.2%)
Dialog Semiconductor PLC	963	35,634	*Ø
United States (30.4%)
Accenture PLC Class A	1,807	193,710	Ø
Allegion PLC	1,985	129,363	Ø
Amazon.com, Inc.	187	117,043	*Ø
Apple, Inc.	4,332	517,674	£b
Bank of America Corp.	16,139	270,812	£b
Booz Allen Hamilton Holding Corp.	11,465	337,759	Ø
Bristol-Myers Squibb Co.	1,420	93,649	Ø
Citigroup, Inc.	3,035	161,371	Ø
CVS Health Corp.	1,319	130,291	£b
Delta Air Lines, Inc.	1,702	86,530	@b
Eli Lilly & Co.	1,577	128,636	Ø
Facebook, Inc. Class A	1,323	134,906	*£b
Fiserv, Inc.	2,935	283,257	*Ø
JPMorgan Chase & Co.	2,013	129,335	£b
Lockheed Martin Corp.	1,465	322,051	£b
NIKE, Inc. Class B	3,018	395,449	@b
Northrop Grumman Corp.	669	125,605	£b
Raytheon Co.	2,795	328,133	Ø
Reinsurance Group of America, Inc.	1,426	128,682	Ø
salesforce.com, Inc.	2,355	183,007	*Ø
SBA Communications Corp. Class A	667	79,386	*Ø
Service Corp. International	9,690	273,839	Ø
The Charles Schwab Corp.	8,985	274,222	Ø
The Goldman Sachs Group, Inc.	545	102,187	Ø
The Home Depot, Inc.	1,560	192,878	@b
The Sherwin- Williams Co.	224	59,770	Ø
The Walt Disney Co.	3,540	402,640	£b

See Notes to Schedule of Investments

9

Schedule of Investments Neuberger Berman Global Long Short Fund (cont'd)

	Number of Shares	Value†
Time Warner, Inc.	1,733	$130,564	£b
T-Mobile US, Inc.	11,203	424,482	*Ø
United Continental Holdings, Inc.	1,365	82,323	*Ø
UnitedHealth Group, Inc.	596	70,197	Ø
Valero Energy Corp.	2,266	149,375	Ø
Visa, Inc. Class A	1,456	112,956	Ø
Wabtec Corp.	1,276	105,742	£b
Wells Fargo & Co.	1,704	92,255	Ø
		6,750,079
Total Common Stocks (Cost $16,101,100)		16,454,384
Exchange Traded Funds (3.0%)
SPDR S&P Regional Banking ETF (Cost $676,114)	15,512	664,379	Ø
Participatory Notes (0.4%)
India (0.4%)
Glenmark Pharmaceuticals Ltd. (issuer J.P. Morgan Structured Products), Expiration Date 9/23/2016 (Cost $74,658)	6,000	90,943	*ñ
	Number of Contracts
Purchased Options (0.2%)
Call Options (0.1%)
Apple, Inc., Apr 2016 @ 125	17	9,690
Apple, Inc., Apr 2016 @ 130	16	6,432
Apple, Inc., Apr 2016 @ 135	15	4,155
		20,277
Put Options (0.1%)
S&P 500 Index, Nov 2015 @ 2025	10	13,900
Total Purchased Options (Cost $46,987)		34,177
	Number of Shares	Value†
Short-Term Investment (31.1%)
Morgan Stanley Institutional Liquidity Fund Treasury Portfolio Institutional Class, 0.01% (Cost $6,930,433)	6,930,433	$6,930,433	Ø²
Total Long Positions (108.6%) (Cost $23,829,292)		24,174,316	##
Cash, receivables and other assets, less liabilities (33.9%)		7,553,725	±†††Ø
Short Positions (see summary below) ((42.5)%)		(9,468,225)
Total Net Assets (100.0%)		$22,259,816
Short Positions ((42.5)%)£ØØ
Common Stocks Sold Short (42.5%)
Brazil (2.1%)
Banco Bradesco SA ADR	(28,472)	(154,888)
Itau Unibanco Holding SA ADR	(24,324)	(166,619)
Petroleo Brasileiro SA ADR	(33,187)	(161,953	)*
		(483,460)
Canada (0.1%)
Finning International, Inc.	(1,415)	(22,616)
Denmark (0.7%)
Carlsberg A/S Class B	(2,064)	(169,202)
Finland (1.6%)
Metso OYJ	(11,798)	(288,924)
Wartsila OYJ Abp	(1,413)	(60,381)
		(349,305)
France (1.0%)
Remy Cointreau SA	(1,477)	(102,957)
Vallourec SA	(10,122)	(112,420)
		(215,377)
Germany (4.5%)
BASF SE	(2,079)	(170,388)
Bertrandt AG	(1,800)	(211,199)
ElringKlinger AG	(1,943)	(43,512)
	Number of Shares	Value†
Infineon Technologies AG	(17,695)	$(217,836)
Volkswagen AG, Preference Shares	(2,772)	(333,171)
		(976,106)
Italy (1.0%)
Salvatore Ferragamo SpA	(8,523)	(231,496)
Japan (1.4%)
Hitachi Construction Machinery Co. Ltd.	(10,300)	(159,514)
Komatsu Ltd.	(9,800)	(161,087)
		(320,601)
Luxembourg (1.0%)
ArcelorMittal	(38,801)	(216,806)
Spain (1.0%)
Repsol SA	(17,254)	(217,719)
Sweden (5.2%)
Alfa Laval AB	(16,423)	(288,917)
Atlas Copco AB Class A	(11,221)	(292,886)
Sandvik AB	(30,867)	(288,671)
SKF AB Class B	(15,906)	(280,008)
		(1,150,482)
Switzerland (3.2%)
ABB Ltd.	(15,186)	(286,682)*
STMicroelectronics NV	(30,789)	(213,198)
The Swatch Group AG	(562)	(219,979)
		(719,859)
United States (19.7%)
Bed Bath & Beyond, Inc.	(1,720)	(102,564)*
CBS Corp. Class B	(2,709)	(126,023)
Chicago Bridge & Iron Co. NV	(2,788)	(125,098)
Cummins, Inc.	(1,552)	(160,647)
Dover Corp.	(2,851)	(183,690)
Emerson Electric Co.	(3,691)	(174,326)
Fastenal Co.	(4,486)	(175,672)
Flowserve Corp.	(3,976)	(184,327)
Fluor Corp.	(3,767)	(180,100)
Freeport- McMoRan, Inc.	(3,414)	(40,183)
IDEX Corp.	(2,261)	(173,554)
International Business Machines Corp.	(815)	(114,165)

See Notes to Schedule of Investments

10

Schedule of Investments Neuberger Berman Global Long Short Fund (cont'd)

	Number of Shares	Value†
Jacobs Engineering Group, Inc.	(2,884)	$(115,764)*
KBR, Inc.	(6,176)	(113,885)
Kennametal, Inc.	(6,407)	(180,165)
MSC Industrial Direct Co., Inc. Class A	(2,774)	(174,124)
Norfolk Southern Corp.	(661)	(52,900)
Owens-Illinois, Inc.	(2,827)	(60,922)*
Parker-Hannifin Corp.	(1,667)	(174,535)
Pier 1 Imports, Inc.	(17,969)	(133,330)
Praxair, Inc.	(1,121)	(124,532)
Ralph Lauren Corp.	(1,955)	(216,555)
Rockwell Automation, Inc.	(1,599)	(174,547)
SPX FLOW, Inc.	(4,539)	(153,872)*
The Gap, Inc.	(6,282)	(170,996)
Urban Outfitters, Inc.	(2,907)	(83,140)*
Valmont Industries, Inc.	(1,611)	(174,697)
Verifone Systems, Inc.	(4,532)	(136,595)*
Viacom, Inc. Class B	(1,560)	(76,923)
WESCO International, Inc.	(3,500)	(171,255)*
WW Grainger, Inc.	(791)	(166,110)
		(4,395,196)
Total Common Stocks Sold Short (Proceeds $(9,461,340))		(9,468,225)
Total Short Positions (Proceeds $(9,461,340))		(9,468,225)

See Notes to Schedule of Investments

11

LONG POSITIONS BY INDUSTRY GLOBAL LONG SHORT FUND

Industry	Investments at Value†	Percentage of Net Assets
Aerospace & Defense	$1,423,213	6.4%
IT Services	1,144,387	5.1%
Real Estate Management & Development	1,023,729	4.6%
Banks	1,014,697	4.6%
Automobiles	977,135	4.4%
Media	975,566	4.4%
Capital Markets	721,556	3.2%
Health Care Providers & Services	681,849	3.1%
Exchange Traded Fund	664,379	3.0%
Machinery	627,019	2.8%
Textiles, Apparel & Luxury Goods	619,706	2.8%
Wireless Telecommunication Services	592,033	2.7%
Real Estate Investment Trusts	562,012	2.5%
Electronic Equipment, Instruments & Components	531,663	2.4%
Technology Hardware, Storage & Peripherals	517,674	2.3%
Pharmaceuticals	439,260	2.0%
Health Care Equipment & Supplies	383,278	1.7%
Semiconductors & Semiconductor Equipment	366,411	1.7%
Airlines	334,615	1.5%
Construction & Engineering	310,464	1.4%
Insurance	278,110	1.3%
Diversified Consumer Services	273,839	1.2%
Beverages	255,369	1.2%
Building Products	253,447	1.1%
Specialty Retail	251,234	1.1%
Road & Rail	224,020	1.0%
Chemicals	220,999	1.0%
Auto Components	208,306	0.9%
Software	183,007	0.8%
Diversified Financial Services	163,876	0.7%
Oil, Gas & Consumable Fuels	151,683	0.7%
Internet Software & Services	134,906	0.6%
Electrical Equipment	133,118	0.6%
Food & Staples Retailing	130,291	0.6%
Industrial Conglomerates	117,385	0.5%
Internet & Catalog Retail	117,043	0.5%
Construction Materials	72,619	0.3%
Multiline Retail	38,865	0.2%
Short-Term Investments and Other Assets—Net	14,609,278	65.6%
Short Positions (see summary on next page)	(9,468,225)	(42.5)%
	$22,259,816	100.0%

See Notes to Schedule of Investments

12

SHORT POSITIONS BY INDUSTRY GLOBAL LONG SHORT FUND

Industry	Investments at Value†	Percentage of Net Assets
Machinery	$(3,318,295)	(14.9)%
Trading Companies & Distributors	(709,777)	(3.2)%
Textiles, Apparel & Luxury Goods	(668,030)	(3.0)%
Electrical Equipment	(635,555)	(2.9)%
Construction & Engineering	(534,847)	(2.4)%
Specialty Retail	(490,030)	(2.2)%
Semiconductors & Semiconductor Equipment	(431,034)	(1.9)%
Oil, Gas & Consumable Fuels	(379,672)	(1.7)%
Automobiles	(333,171)	(1.5)%
Banks	(321,507)	(1.4)%
Chemicals	(294,920)	(1.3)%
Beverages	(272,159)	(1.2)%
Metals & Mining	(256,989)	(1.2)%
IT Services	(250,760)	(1.1)%
Professional Services	(211,199)	(1.0)%
Media	(202,946)	(0.9)%
Containers & Packaging	(60,922)	(0.3)%
Road & Rail	(52,900)	(0.2)%
Auto Components	(43,512)	(0.2)%
Total Common Stock Sold Short	$(9,468,225)	(42.5)%

See Notes to Schedule of Investments

13

Notes to Schedule of Investments Global Long Short Fund

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Global Long Short Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments (long and short positions) in equity securities, exchange traded funds, exchange traded purchased option contracts and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing services may value the security based on reported market quotations.

The value of financial futures contracts ("financial futures") is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of forward foreign currency contracts ("forward contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of equity swap contracts ("equity swaps") is determined by Management by obtaining valuations from independent pricing services using the underlying security and stated LIBOR rate or Federal Funds floating rate (Level 2 inputs).

The value of participatory notes is determined by Management by obtaining valuations from independent pricing services based on the underlying equity security and applicable exchange rate (Level 1 inputs).

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Financial Statements

14

Notes to Schedule of Investments Global Long Short Fund (cont'd)

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). The Board has also approved the use of Interactive to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the case of both foreign equity and foreign income securities, in the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

15

Notes to Schedule of Investments Global Long Short Fund (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks^
Japan	$—	$2,710,069	$—	$2,710,069
Taiwan	—	207,321	—	207,321
Other Common Stocksß	13,536,994	—	—	13,536,994
Total Common Stocks	13,536,994	2,917,390	—	16,454,384
Exchange Traded Funds	664,379	—	—	664,379
Participatory Notes^	90,943	—	—	90,943
Purchased Options	34,177	—	—	34,177
Short-Term Investments	—	6,930,433	—	6,930,433
Total Long Positions	$14,326,493	$9,847,823	$—	$24,174,316

^  The Schedule of Investments (or Long Positions by Industry and Short Positions by Industry) provides information on the industry categorization for the portfolio.

ß  All Level 1 securities that represent multiple geographic locations and/or industries. Please refer to the Schedule of Investments for additional information.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized appreciation)	$—	$78,908	$—	$78,908
Swap contracts (unrealized appreciation)	—	234,769	—	234,769
Financial futures (unrealized appreciation)	11,573	—	—	11,573
Total	$11,573	$313,677	$—	$325,250

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2015:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks Sold Short^
Japan	$—	$(320,601)	$—	$(320,601)
Other Common Stocks Sold Shortß	(9,147,624)	—	—	(9,147,624)
Total Common Stocks Sold Short	(9,147,624)	(320,601)	—	(9,468,225)
Total Short Positions	$(9,147,624)	$(320,601)	$—	$(9,468,225)

^  The Schedule of Investments (or Long Positions by Industry and Short Positions by Industry) provides information on the industry categorization for the portfolio.

ß  All Level 1 securities that represent multiple geographic locations and/or industries. Please refer to the Schedule of Investments for additional information.

See Notes to Financial Statements

16

Notes to Schedule of Investments Global Long Short Fund (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2015:

Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Forward contracts (unrealized depreciation)	$—	$(5,723)	$—	$(5,723)
Swap contracts (unrealized depreciation)	—	(105,104)	—	(105,104)
Options written	(3,600)	—	—	(3,600)
Total	$(3,600)	$(110,827)	$—	$(114,427)

As of the period ended October 31, 2015, the Fund had no transfers between Levels 1, 2 or 3.

##  At October 31, 2015, the cost of investments for U.S. federal income tax basis was $23,958,065. Gross unrealized appreciation of investments was $679,939 and gross unrealized depreciation of investments was $463,688, resulting in net unrealized appreciation of $216,251 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

±  At October 31, 2015, the Fund had an outstanding put option written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Options
S&P 500 Index, Put	10	$1,900	November 2015	$(3,600)

£  At October 31, 2015, the Fund had pledged securities in the amount of $1,792,174 to cover collateral requirements for borrowing in connection with securities sold short and option contracts written.

@  At October 31, 2015, the Fund had pledged securities in the amount of $517,621 to cover collateral requirements for borrowing in connection with financial futures.

b  All or a portion of this security has been pledged as collateral.

ñ  Securities were purchased or sold short under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2015, these securities amounted to $90,943 of long positions or 0.4% of net assets for the Fund.

Ø  All or a portion of this security and/or cash is segregated in connection with obligations for securities sold short and/or put options written and/or forward contracts and/or swap contracts and/or financial futures.

ØØ  At October 31, 2015, the Fund had deposited $9,025,484 in one or more accounts to satisfy collateral requirements for borrowing in connection with securities sold short.

²  The rate shown is the annualized seven day yield as of October 31, 2015.

†††  See Note A-13 in the Notes to Financial Statements for the Fund's open positions in derivatives at October 31, 2015.

See Notes to Financial Statements

17

Statement of Assets and Liabilities

Neuberger Berman Alternative Funds

GLOBAL LONG SHORT FUND
October 31, 2015
Assets
Investments in securities, at value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$24,174,316
Cash	8,969
Cash collateral segregated for short sales (Note A)	9,025,484
Dividends and interest receivable	27,129
Foreign tax reclaims	11,820
Receivable for securities sold	487,275
Receivable for Fund shares sold	2,000
Receivable from administrator—net (Note B)	55,390
Swap contracts, at value (Note A)	234,769
Receivable for variation margin (Note A)	5,834
Receivable for forward foreign currency contracts (Note A)	78,908
Prepaid expenses and other assets	28,539
Total Assets	34,140,433
Liabilities
Investments sold short, at value** (Note A)	9,468,225
Option contracts written, at value*** (Note A)	3,600
Due to Custodian	538
Dividends and interest payable for short sales	15,957
Swap contracts, at value (Note A)	105,104
Payable to investment manager (Note B)	23,790
Payable for securities purchased	2,167,810
Payable for forward foreign currency contracts (Note A)	5,723
Accrued expenses and other payables	89,870
Total Liabilities	11,880,617
Net Assets	$22,259,816
Net Assets consist of:
Paid-in capital	$22,704,468
Undistributed net investment income (loss)	(223,119)
Accumulated net realized gains (losses) on investments	(774,403)
Net unrealized appreciation (depreciation) in value of investments	552,870
Net Assets	$22,259,816

See Notes to Financial Statements

18

Statement of Assets and Liabilities (cont'd)

Neuberger Berman Alternative Funds (cont'd)

GLOBAL LONG SHORT FUND
October 31, 2015
Net Assets
Institutional Class	$20,945,060
Class A	652,769
Class C	661,987
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	2,113,292
Class A	66,092
Class C	67,519
Net Asset Value, offering and redemption price per share
Institutional Class	$9.91
Net Asset Value and redemption price per share
Class A	$9.88
Offering Price per share
Class A‡	$10.48
Net Asset Value and offering price per share
Class C^	$9.80
*Cost of Investments:
Unaffiliated issuers	$23,829,292
Total cost of foreign currency	$(1,195)
**Proceeds from investments sold short	$9,461,340
***Premium received from option contracts written	$4,585

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

19

Statement of Operations

Neuberger Berman Alternative Funds

GLOBAL LONG SHORT FUND
For the Period from November 12, 2014 (Commencement of Operations) to October 31, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$262,615
Interest income—unaffiliated issuers	1,164
Foreign taxes withheld (Note A)	(22,327)
Total income	$241,452
Expenses:
Investment management fees (Note B)	224,563
Administration fees (Note B)	10,779
Administration fees (Note B):
Institutional Class	15,166
Class A	1,138
Class C	1,091
Distribution fees (Note B):
Class A	1,423
Class C	5,455
Shareholder servicing agent fees:
Institutional Class	2,455
Class A	1,807
Class C	1,672
Organization expense (Note A)	334,314
Audit fees	28,501
Custodian and accounting fees (Note A)	109,023
Legal fees	113,451
Registration and filing fees	71,895
Shareholder reports	20,001
Trustees' fees and expenses	33,332
Short sales expense (Note A)	30,147
Dividend expense on securities sold short (Note A)	103,437
Interest expense	222
Miscellaneous	7,492
Total expenses	1,117,364
Expenses reimbursed by Management (Note B)	(649,602)
Total net expenses	467,762
Net investment income (loss)	$(226,310)

See Notes to Financial Statements

20

Statement of Operations (cont'd)

Neuberger Berman Alternative Funds (cont'd)

GLOBAL LONG SHORT FUND
For the Period from November 12, 2014 (Commencement of Operations) to October 31, 2015
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	$(915,637)
Sales of investment securities of unaffiliated issuers sold short	652,653
Forward foreign currency contracts	98,903
Foreign currency	(112,989)
Financial futures contracts	(503,015)
Option contracts written	42,377
Swap contracts	(41,623)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	345,024
Unaffiliated investment securities sold short	(6,885)
Forward foreign currency contracts	73,185
Foreign currency	(677)
Financial futures contracts	11,573
Option contracts written	985
Swap contracts	129,665
Net gain (loss) on investments	(226,461)
Net increase (decrease) in net assets resulting from operations	$(452,771)

See Notes to Financial Statements

21

Statement of Changes in Net Assets

Neuberger Berman Alternative Funds

GLOBAL LONG SHORT FUND
Period from November 12, 2014 (Commencement of Operations) to October 31, 2015
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(226,310)
Net realized gain (loss) on investments	(779,331)
Change in net unrealized appreciation (depreciation) of investments	552,870
Net increase (decrease) in net assets resulting from operations	(452,771)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	21,539,461
Class A	718,448
Class C	677,160
Payments for shares redeemed:
Institutional Class	(170,191)
Class A	(52,291)
Net increase (decrease) from Fund share transactions	22,712,587
Net Increase (Decrease) in Net Assets	22,259,816
Net Assets:
Beginning of period	—
End of period	$22,259,816
Undistributed net investment income (loss) at end of period	(223,119)

See Notes to Financial Statements

22

Notes to Financial Statements Global Long Short Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). Global Long Short (the "Fund") is a separate operating series of the Trust, and is diversified. The Fund had no operations until November 12, 2014, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to that Fund, and the liabilities of the Fund are borne solely by that Fund and no other.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Fund's Schedule of Investments.

3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, and accretion of discount on short-term investments, if any, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5  Income tax information: The Fund is treated as a separate entity for U.S. federal income tax purposes. It is the intention of the Fund to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The

23

Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statement of Operations. As of October 31, 2015, the Fund did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at period end. Such differences are attributed to the tax treatment of: income recognized on swap transactions, non-deductible stock issuance costs, the tax treatment of foreign currency gains and losses, payments in lieu of dividends on short sales and gains from passive foreign investment companies. These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the period ended October 31, 2015, the Fund recorded the following permanent reclassifications.

Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(8,119)	$3,191	$4,928

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$169,736	$—	$60,475	$(481,326)	$(193,537)	$(444,652)

The differences between book basis and tax basis distributable earnings are primarily due to: wash sale loss deferrals, amortization of organizational costs, mark-to-market on certain swap contract transactions, mark-to-market adjustments on foreign currency contracts, straddle loss deferrals and mark-to-market adjustments on foreign investment companies.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, if any, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforwards rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined on October 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains as follows:

Long-Term	Short-Term
$241,904	$239,422

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. At October 31, 2015, there were no outstanding balances of accrued capital gains taxes for the Fund.

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December). Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

24

8  Organization expenses: Costs incurred by the Fund in connection with its organization, which amounted to $334,314, and are reflected in "Organization expense" in the Statement of Operations, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Securities sold short: The Fund may engage in short sales, which are sales of securities which have been borrowed from a third party on the expectation that the market price will decline. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets, to the lender as collateral. Proceeds received from short sales may be maintained by the lender as collateral or may be released to the Fund and used to purchase additional securities or for any other purpose. Proceeds maintained by the lender are included in "Cash collateral segregated for short sales" on the Statement of Assets and Liabilities. The Fund is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in an amount at least equal to the current market value of the securities sold short (less any additional collateral held by the lender). The Fund is contractually responsible to the lender for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund and are excluded from the contractual expense limitation. At October 31, 2015, the Fund had pledged cash in the amount of $9,025,484 to Bank of America N.A., as collateral for short sales. At October 31, 2015, the Fund had pledged securities in the amount of $2,309,795 to cover collateral requirements for borrowing in connection with securities sold short.

12  Investment company securities and exchange-traded funds: The Fund may invest in shares of other registered investment companies, including exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have actively-managed investment objectives. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will increase expenses and decrease returns.

25

13  Derivative instruments: During the period ended October 31, 2015, the Fund's use of derivatives, as described below, was limited to financial futures, equity swaps, forward contracts, and purchased and written option transactions. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Financial futures contracts: During the period ended October 31, 2015, the Fund used financial futures to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the financial futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin" to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

At October 31, 2015, open positions in financial futures for the Fund were as follows:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
December 2015	26 Mini MSCI Emerging Markets Index	Short	$11,573

During the period ended October 31, 2015, the average notional value of financial futures was $252,785 for long positions and $(2,964,826) for short positions.

Equity swap contracts: During the period ended October 31, 2015, the Fund used equity swaps to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk.

26

Equity swaps are two-party contracts in which counterparties exchange the return on a specified reference security, basket of securities, security index or index component for the return based on a fixed or floating interest rate during the period of the swap. Equity swaps are marked to market daily based on the value of the underlying reference entity and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile. To the extent that future market trends, the values of assets or economic factors are not accurately analyzed and predicted, the Fund may suffer a loss, which may exceed the related amounts shown in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

At October 31, 2015, the outstanding equity swaps* for the Fund were as follows:

Counterparty	Description	Expiration Date(s)	Value
Bank of America N.A.	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	5/16–5/17	$116,997

*  The following table represents the individual long and short positions and related values of the equity swaps as of October 31, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
France
Cap Gemini SA	1,199	$107,324	$(488)
Ireland
CRH PLC	9,410	254,781	3,579
Shire PLC	1,131	88,727	(2,858)
			721
Japan
Don Quijote Holdings Co. Ltd.	3,132	125,781	(9,632)
NTT Data Corp.	2,964	128,036	20,569
			10,937
Sweden
Assa Abloy AB	2,148	41,389	1,352
United Kingdom
British American Tobacco PLC	4,475	257,095	9,159
Croda International PLC	3,874	167,827	5,246
Derwent London PLC	3,157	164,697	24,136
Imperial Tobacco Group PLC	5,841	305,446	9,621
ITV PLC	71,147	288,256	(11,423)
Land Securities Group PLC	4,143	79,929	5,591
			42,330

27

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
United States
Facebook, Inc.	2,005	$176,919	$27,530
Total Long Positions of Portfolio Equity Swaps			82,382
Short Positions
Australia
BHP Billiton PLC	(14,350)	(224,797)	(5,382)
Chile
Antofagasta PLC	(21,014)	(169,067)	(1,493)
Switzerland
Glencore PLC	(66,840)	(112,935)	(2,986)
United Kingdom
Anglo American PLC	(20,717)	(169,084)	(5,485)
GKN PLC	(15,010)	(71,039)	4,583
Pearson PLC	(11,578)	(201,094)	47,328
Rio Tinto PLC	(4,705)	(169,498)	(1,569)
			44,857
Total Short Positions of Equity Swaps			34,996
Total Long and Short Positions of Equity Swaps			117,378
Financing Costs and Other Receivables (Payables)			(381)
Bank of America N.A. Equity Swaps, at value			$116,997
Counterparty	Description	Expiration Date(s)	Value
Morgan Stanley	The Fund receives the total return on long positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions. The Fund pays the total return on short positions and receives a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions.	12/16/15–5/3/17	$12,668

*  The following table represents the individual long and short positions and related values of the equity swaps as of October 31, 2015.

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
Long Positions
Germany
Rheinmetall AG	5,123	$319,632	$2,943
United Kingdom
Barclays PLC	24,920	104,065	(14,938)
Croda International PLC	1,448	59,816	4,874
SABMiller PLC	4,142	232,422	22,671
			12,607

28

Reference Entity	Shares	Notional Value(a)(b)	Net Unrealized Appreciation (Depreciation)
United States
KBW Bank Index	5,951	$444,240	$(12,316	)(f)
Newell Rubbermaid, Inc.	3,485	153,133	(5,264)
Visa, Inc.	2,914	200,429	25,639
			8,059
Total Long Positions of Portfolio Equity Swaps			23,609
Short Positions
Brazil
Ibovespa Index	(65)	(800,697)	19,948
United Kingdom
ARM Holdings PLC	(14,273)	(224,482)	(1,052)
Ashtead Group PLC	(5,429)	(78,297)	(5,397)
GKN PLC	(29,343)	(115,950)	(13,965)
			(20,414)
Total Short Positions of Equity Swaps			(466)
Total Long and Short Positions of Equity Swaps			23,143
Financing Costs and Other Receivables (Payables)			(10,475)
Morgan Stanley Equity Swaps, at value			$12,668
Total Equity Swaps, at value			$129,665

(a)  Notional value represents the value (including any fees or commissions) of the long and short positions when they were established.

(b)  For the period ended October 31, 2015, the average notional value of equity swaps was $2,521,576 for long positions and $(1,444,695) for short positions, respectively.

(f)  Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

Forward foreign currency contracts: During the period ended October 31, 2015, the Fund used forward contracts to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk.

A forward contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward contract fluctuates with changes in forward currency exchange rates. Forward contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain or loss. At the consummation of a forward contract to purchase or sell currency, the Fund may either exchange the currencies specified at the maturity of the forward contract or enter into a closing transaction involving the purchase or sale of an offsetting forward contract. Closing transactions with respect to forward contracts are usually performed with the counterparty to the original forward contract. The gain or loss arising from the difference between the U.S. dollar cost of the original forward contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain (loss) on forward foreign currency contracts" in the Statement of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar.

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At October 31, 2015, open forward contracts for the Fund were as follows:

Sell	Counterparty	Contracts to Deliver	In Exchange For	Settlement Date	Net Unrealized Appreciation (Depreciation)
Euro	Bank of America N.A.	850,000	$966,597	11/24/15	$31,653
Euro	Bank of America N.A.	1,675,000	1,875,749	11/24/15	33,358
Euro	Bank of America N.A.	508,000	567,056	11/24/15	8,289
Japanese Yen	Bank of America N.A.	50,500,000	424,181	11/24/15	5,608
Japanese Yen	Bank of America N.A.	171,500,000	1,415,769	11/24/15	(5,723)
Total					$73,185

For the period ended October 31, 2015, the Fund's investments in forward contracts had an average notional value of $3,109,612.

Options: Premiums received by the Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium.

Written option transactions were used to enhance returns, to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk for the Fund for the period ended October 31, 2015. Written option transactions for the Fund for the period ended October 31, 2015 were as follows:

	Number of Contracts	Premium Received
Outstanding 11/12/14*	—	$—
Options written	347	115,216
Options closed	(337)	(110,631)
Options exercised	—	—
Options expired	—	—
Outstanding 10/31/15	10	$4,585

*  The Fund commenced operations on November 12, 2014.

Premiums paid by the Fund upon purchasing a call or put option are recorded in the Assets section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expires, the Fund realizes a gain or loss and the asset is eliminated.

For purchased call options, the Fund's loss is limited to the amount of the option premium paid.

Purchased option transactions were used to manage or adjust the risk profile of the Fund or individual positions, to replace more traditional direct investments, to obtain investment exposure to certain markets, to establish net short or net long positions for individual markets, currencies or securities and to hedge risk for the period ended October 31, 2015.

For the period ended October 31, 2015, the Fund had an average market value of $28,559 in purchased options and $(10,304) in written options.

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At October 31, 2015 the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

Derivative Type	Statement of Assets and Liabilities Location	Currency Risk	Equity Risk	Total
Equity swaps	Swap contacts, at value	$—	$234,769	$234,769
Financial futures	Receivable/Payable for variation margin(1)	—	11,573	11,573
Forward contracts	Receivable for forward foreign currency contracts	78,908	—	78,908
Option contracts purchased	Investments in securities, at value	—	34,177	34,177
Total Value—Assets		$78,908	$280,519	$359,427

Liability Derivatives

Equity swaps	Swap contacts, at value	$—	$(105,104)	$(105,104)
Forward contracts	Payable for forward foreign currency contracts	(5,723)	—	(5,723)
Option contracts written	Option contracts written, at value	—	(3,600)	(3,600)
Total Value—Liabilities		$(5,723)	$(108,704)	$(114,427)

(1)  "Financial futures" reflects the cumulative appreciation (depreciation) of financial futures as of October 31, 2015, which is reflected in the Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2015, if any, is reflected in the Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin."

The impact of the use of these derivative instruments on the Statement of Operations during the period ended October 31, 2015, was as follows:

Realized Gain (Loss)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Net realized gain (loss) on: Forward foreign currency contracts	$98,903	$—	$98,903
Financial futures	Net realized gain (loss) on: Financial futures contracts	—	(503,015)	(503,015)
Option contracts written	Net realized gain (loss) on: Option contracts written	—	42,377	42,377
Option contracts purchased	Net realized gain (loss) on: Sales of investment securities of unaffiliated issuers	—	(83,462)	(83,462)
Swap contracts	Net realized gain (loss) on: Swap contracts	—	(41,623)	(41,623)
Total Realized Gain (Loss)		$98,903	$(585,723)	$(486,820)

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Change in Appreciation (Depreciation)

Derivative Type	Statement of Operations Location	Currency Risk	Equity Risk	Total
Forward contracts	Change in net unrealized appreciation (depreciation) in value of: Forward foreign currency contracts	$73,185	$—	$73,185
Financial futures	Change in net unrealized appreciation (depreciation) in value of: Financial futures	—	11,573	11,573 contracts
Option contracts written	Change in net unrealized appreciation (depreciation) in value of: Option contracts written	—	985	985
Option contracts purchased	Change in net unrealized appreciation (depreciation) in value of: Unaffiliated investment securities	—	(12,810)	(12,810)
Swap contracts	Change in net unrealized appreciation (depreciation) in value of: Swap contracts	—	129,665	129,665
Total Change in Appreciation (Depreciation)		$73,185	$129,413	$202,598

While the Fund may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815.

The Fund discloses both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. The Fund's derivative assets and liabilities at fair value by type are reported gross in the Statement of Assets and Liabilities. The following tables present the Fund's derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets and pledged by the Fund for liabilities as of October 31, 2015.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Equity swaps	$234,769	$—	$234,769
Forward Contracts	78,908	—	78,908
Total	$313,677	$—	$313,677

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Net Amount(b)
Bank of America N.A.	$237,602	$(47,420)	$—	$190,182
Morgan Stanley	76,075	(63,407)	—	12,668
Total	$313,677	$(110,827)	$—	$202,850

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Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Equity swaps	$(105,104)	$—	$(105,104)
Forward Contracts	(5,723)	—	(5,723)
Total	$(110,827)	$—	$(110,827)

Gross Amounts Not Offset in the Statements of Assets and Liabilities

Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged(a)	Net Amount(c)
Bank of America N.A.	$(47,420)	$47,420	$—	$—
Morgan Stanley	(63,407)	63,407	—	—
Total	$(110,827)	$110,827	$—	$—

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net amount represents amounts subject to loss as of October 31, 2015, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized by the Fund to each counterparty as of October 31, 2015.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under an Investment Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 1.250% of the first $250 million of the Fund's average daily net assets, 1.225% of the next $250 million, 1.200% of the next $250 million, 1.175% of the next $250 million, 1.150% of the next $500 million, 1.125% of the next $2.5 billion, and 1.100% of average daily net assets in excess of $4 billion. Accordingly, for the period ended October 31, 2015, the Investment Management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class A and Class C pay Management an administration fee at the annual rate of 0.20% of its daily net assets under this agreement. Additionally, Management retains J.P. Morgan Chase Bank, N.A. ("JPM") as its sub-administrator under a Sub-Administration Agreement. Management pays JPM a fee for all services received under this agreement.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses (excluding interest, taxes, brokerage

33

commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses, and extraordinary expenses, if any; consequently, net expenses may exceed the contractual expense limitation) ("Operating Expenses") which exceed the expense limitation as detailed in the following table. The Fund has agreed to repay Management for fees and expenses waived and/or its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation in place at the time the fees and expenses were waived or reimbursed, and the repayment is made within three years after the year in which Management incurred the expense.

During the period ended October 31, 2015, there was no repayment to Management under its contractual expense limitation.

At October 31, 2015, the Fund's contingent liabilities to Management under its contractual expense limitation were as follows:

			Expenses Reimbursed in Fiscal Period Ending, October 31,
			2015
			Subject to Repayment until October 31,
	Contractual Expense Limitation(1)	Expiration	2018
Institutional Class	1.80%	10/31/18	$605,316 (2)
Class A	2.16%	10/31/18	22,654 (2)
Class C	2.91%	10/31/18	21,632 (2)

(1)  Expense limitation per annum of the respective class' average daily net assets.

(2)  Period from November 12, 2014 (Commencement of Operations) to October 31, 2015.

Neuberger Berman, LLC ("Neuberger"), as the sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations, research information and related services without added cost to the Fund. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these respective classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of the Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of the Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

34

For the period ended October 31, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$—	$—	$—	$—
Class C	—	300	—	—

Note C—Securities Transactions:

During the period ended October 31, 2015, there were purchase and sale transactions of long-term securities (excluding equity swaps, forward contracts, financial futures and option contracts) as follows:

Purchases	Securities Sold Short	Sales	Covers on Securities Sold Short
$45,680,689	$32,071,172	$27,979,382	$21,957,170

During the period ended October 31, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the period ended October 31, 2015 was as follows:

	For the Period Ended October 31, 2015
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Institutional Class(1)	2,130,186	—	(16,894)	2,113,292
Class A(1)	71,325	—	(5,233)	66,092
Class C(1)	67,519	—	—	67,519

(1)  Period from November 12, 2014 (Commencement of Operations) to October 31, 2015.

Other: At October 31, 2015, there was an affiliated investor owning 66.8% of the Fund's outstanding shares.

For the period ended October 31, 2015, the Fund recorded a capital contribution from Management in the amount of $2,494. This amount was paid in connection with a loss incurred in the execution of a trade.

Note E—Line of Credit:

At October 31, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any

35

part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through October 31, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, prior to the commencement of the Credit Facility, and on January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended October 31, 2015, the Fund did not utilize either line of credit with State Street.

36

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that round to [$0.00 to less than $0.01] per share or [$(0.01) to less than $0.00] per share are presented as $0.00 or $(0.00), respectively. Ratios that round to [0.00% to less than 0.01%] or [(0.01)% to less than 0.00%] are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Gross Expenses to Average Net Assets (excluding dividend and Interest expense relating to short sales)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Expenses to Average Net Assets (excluding dividend and interest expense relating to short sales)		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate (including securities sold short)		Portfolio Turnover Rate (excluding securities sold short)
Institutional Class
Period from 11/12/14^ to 10/31/2015	$10.00	$(0.12)	$0.03	$(0.09)	$—	$—	$—	$—	$9.91	(0.90	)%**	$20.9	6.09	%*‡	5.35	%*‡	2.56	%*‡	1.82	%*‡	(1.21	)%*‡	300	%**	187	%**
Class A
Period from 11/12/14^ to 10/31/2015	$10.00	$(0.15)	$0.03	$(0.12)	$—	$—	$—	$—	$9.88	(1.20	)%**	$0.7	6.83	%*‡	6.10	%*‡	2.91	%*‡	2.18	%*‡	(1.54	)%*‡	300	%**	187	%**
Class C
Period from 11/12/14^ to 10/31/2015	$10.00	$(0.23)	$0.03	$(0.20)	$—	$—	$—	$—	$9.80	(2.00	)%**	$0.7	7.57	%*‡	6.83	%*‡	3.66	%*‡	2.92	%*‡	(2.35	)%*‡	300	%**	187	%**

See Notes to Financial Highlights

37

38

Notes to Financial Highlights

@  Calculated based on the average number of shares outstanding during the fiscal period.

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during the fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

^  The date investment operations commenced.

**  Not annualized.

*  Annualized.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Neuberger Berman Alternative Funds and Shareholders of
Neuberger Berman Global Long Short Fund

We have audited the accompanying statement of assets and liabilities of Neuberger Berman Global Long Short Fund (the "Fund"), one of the series constituting the Neuberger Berman Alternative Funds, including the schedules of investments, as of October 31, 2015, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from November 12, 2014 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Neuberger Berman Global Long Short Fund at October 31, 2015, the results of its operations, the changes in its net assets and the financial highlights for the period from November 12, 2014 (commencement of operations) to October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 23, 2015

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Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent

J.P. Morgan Chase Bank, N.A.
One Beacon Street
Boston, MA 02108

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

41

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and/or NBAIM. The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	59

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	59

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin — Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business — Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

59

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

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Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

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Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since inception

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

49

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years

50

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements
(Global Long Short Fund)

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management (the "Management Agreement") and the separate sub-advisory agreement between Management and Neuberger Berman LLC ("Neuberger") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") for Neuberger Berman Global Long Short Fund (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and Neuberger have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management, Neuberger and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and Neuberger.

51

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and Neuberger; (2) the investment performance of the Fund compared to an appropriate market index; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the Board's initial approval of the Agreement and with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, as each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger, and the qualifications, experience and, capabilities of, and the resources available to, the portfolio management personnel of Management and Neuberger who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management or Neuberger, and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and Neuberger, as no significant compliance problems were reported to the Board with respect to any of the firms. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various nonroutine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and Neuberger in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and Neuberger in this context.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management, Neuberger, or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund and year-over-year changes in each of Management's reported expense categories. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of the peer group. The Board considered whether specific portfolio management or administration needs contributed to the size of the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of the Fund.

With respect to investment performance, the Board considered information regarding the Fund's performance both on an absolute basis and relative to an appropriate market index (or benchmark). The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Fund was launched in 2014 and while the Board noted that its performance was higher than its benchmark, the Board recognizes

52

the limitations of relying on very short-term performance. With regard to the costs of services to the Fund, the Board considered that, as compared to its peer group, for the Fund's Institutional Class shares, the Fund's contractual management fee and overall ratio were higher than the median. The Board looked at the Institutional Class fees as a proxy for all of the Fund's classes.

The Board noted that there were no other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the fee structure was reasonable in part based on the nature of the Fund, and in part based on existing expense caps. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's reported level of profitability was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that it retained confidence in Management's and Neuberger's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Notice to Shareholders

In early 2016 you will receive information to be used in filing your 2015 tax returns, which will include a notice of the exact tax status of all distributions paid to you by a Fund during calendar year 2015. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

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Investment manager: Neuberger Berman Management LLC

Sub-adviser: Neuberger Berman LLC

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

Q0315 12/15

Neuberger Berman
Alternative and Multi-Asset Class Funds

Institutional Class Shares
Class A Shares
Class C Shares

Risk Balanced Commodity Strategy Fund

Annual Report

October 31, 2015

Contents

PRESIDENT'S LETTER	1
PORTFOLIO COMMENTARY	2
FUND EXPENSE INFORMATION	7
CONSOLIDATED SCHEDULE OF INVESTMENTS	9
CONSOLIDATED FINANCIAL STATEMENTS	16
CONSOLIDATED FINANCIAL HIGHLIGHTS (ALL CLASSES)/ PER SHARE DATA	29
Report of Independent Registered Public Accounting Firm	32
Directory	33
Trustees and Officers	34
Proxy Voting Policies and Procedures	42
Quarterly Portfolio Schedule	42
Board Consideration of the Management and Sub-Advisory Agreements	43
Notice to Shareholders	45

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund name in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this annual shareholder report for Neuberger Berman Risk Balanced Commodity Strategy Fund. The report includes a portfolio commentary, a listing of the Fund's investments and its audited financial statements for the 12 months ended October 31, 2015. The Fund seeks to generate returns that are not highly correlated with other major asset classes and that may improve the overall risk-reward profile of an investment portfolio.

The overall commodity market fell sharply during the 12-month reporting period and is on track for a fifth consecutive calendar year of generating a negative return. There was no escaping the downdraft, as all six segments of the commodity market in which the Fund invests—energy, agriculture, precious metals, industrial metals, softs and livestock—produced poor performance. All but the precious metals sector (–3%) experienced double-digit declines for the period, as measured by the Bloomberg Commodity Index. The worst performer was the energy sector, as it plunged nearly 50% given a supply glut and falling demand. Slower growth in China negatively impacted several commodities, particularly industrial metals. Other headwinds included the strength of the U.S. dollar, which hurt certain energy prices, and the weakening Brazilian real, which pushed coffee and sugar prices sharply lower.

Despite the prolonged downturn, we see some signs of a potential bottom for certain commodities. The challenging supply/demand dynamics may become more balanced in the coming year as we already see a host of production cuts by exploration and production companies. Higher interest rates in the U.S. could also temper borrowing and production across a variety of industries. Elsewhere, growth in China has moderated as it transitions from a manufacturing-driven to a service-driven economy. The latter could lead to stronger demand for commodities that are needed for consumer products, such as automobiles, laptops and cell phones.

To be sure, it is not possible to predict when the commodity cycle will turn. In addition, given continued uncertainties around the globe, we are likely to experience periods of elevated volatility. However, in our view this can lead to opportunities for an actively managed commodities strategy such as ours. Finally, we maintain our belief that commodities are an important long-term investment opportunity and a way for investors to more thoroughly diversify their portfolios.

Thank you for your continued support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

1

Risk Balanced Commodity Strategy Fund Commentary (Unaudited)

Neuberger Berman Risk Balanced Commodity Strategy Fund1 Institutional Class generated a total return of –26.09% for the 12 months ended October 31, 2015 and underperformed its benchmark, the Bloomberg Commodity Index, which posted a –25.72% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall commodity market generated poor results during the 12-month period. Weakness in the commodity complex was broad based, as all six sectors within the Bloomberg Commodity Index generated negative results. The weakest return came from the energy sector amid challenging supply/demand trends. The industrial metals sector was also hard hit given concerns over moderating growth in China and falling demand. The precious metals sector produced a more modest decline as it fell 3% over the period. In particular, the price of gold was fairly resilient.

The Fund's Dynamic Core strategy selects weights by focusing on risk, liquidity and yield. The Fund's underperformance relative to the benchmark was largely due to its positioning in the agriculture and precious metals sectors. In agriculture, underweights to soybeans, wheat and corn were not rewarded given these sectors' outperformance versus the benchmark. In the precious metals sector, an underweight to gold was a headwind for results. Relative contributors to performance included the Fund's positioning in the energy, livestock, softs and industrial metals sectors. Within the energy sector, the Fund's underweight to natural gas was beneficial given its sharp decline. In the livestock sector, an overweight to feeder cattle was rewarded as it declined less than the benchmark. Within the softs sectors, an out-of-index allocation to cocoa was additive to results as it posted a double-digit gain during the period. In the industrial metals sector, the benefit of having an out-of-index allocation to lead and an underweight to aluminum offset losses from an overweight to nickel.

The Fund's Tactical Strategy actively manages the Dynamic Core exposures by seeking to take advantage of short- to medium-term opportunities based on factors including macroeconomics, supply/demand, the pricing relationships between commodities and the shape of the futures curve (The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments). The Fund's use of derivatives modestly detracted from performance during the reporting period. The losses were in part due to tilts that originated as a result of macroeconomic indicators suggesting that growth would continue to expand albeit at a moderate rate, and despite these conditions unfolding for the most part, defensive commodities rallied.

Looking ahead, we anticipate seeing periods of heightened volatility in the commodity market. This could be driven by a number of factors, including mixed global economic data, shifting monetary policy and geopolitical factors. On the upside, we believe certain commodity prices could be getting closer to stabilizing as supply and demand trends become more balanced. From a portfolio positioning perspective, we have taken a somewhat more defensive stance. In particular, we have reduced our exposures to the energy and industrial metals sectors. Conversely, we have increased our allocation to precious metals and certain commodities in the agriculture and softs sectors that have historically been less volatile.

Sincerely,

WAI LEE, HAKAN KAYA AND THOMAS SONTAG
PORTFOLIO MANAGERS

1  Much of the Fund's investment exposure is accomplished through the use of derivatives which may not require the Fund to deposit the full notional amount of the investment with its counterparties, such as a futures commission merchant. The Fund's resulting cash balances are invested in a variety of conservative fixed income securities.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

2

Risk Balanced Commodity Strategy Fund

TICKER SYMBOLS

Institutional Class	NRBIX
Class A	NRBAX
Class C	NRBCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Investments*)
Asset-Backed Securities	19.7%
Certificates of Deposit	2.7
Corporate Debt Securities	45.7
U.S. Treasury Securities	11.4
Short-Term Investments	15.6
Cash, receivables and other assets, less liabilities	4.9
Total	100.0%

*  Derivatives are excluded from this chart.

PORTFOLIO BY INVESTMENT

EXPOSURE TO COMMODITY

DERIVATIVES

(as a % of Total Notional Value)
Commodity Futures:
Agriculture	17.4%
Energy	29.1
Industrial Metals	17.3
Livestock	9.0
Precious Metals	20.2
Softs	7.0
Total	100.0%

PERFORMANCE HIGHLIGHTS2

	Inception	Average Annual Total Return Ended 10/31/2015
	Date	1 Year	Life of Fund
At NAV
Institutional Class	08/27/2012	–26.09%	–13.95%
Class A	08/27/2012	–26.43%	–14.30%
Class C	08/27/2012	–26.98%	–14.92%
With Sales Charge
Class A		–30.68%	–15.88%
Class C		–27.71%	–14.92%
Index
Bloomberg Commodity Index[1,3]		–25.72%	–14.73%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.63%, 1.99% and 2.85% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.10%, 1.46% and 2.21% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the annual period ending October 31, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

3

Risk Balanced Commodity Strategy Fund

COMPARISON OF A $1,000,000 INVESTMENT

(000's omitted)

This graph shows the change in value of a hypothetical $1,000,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception if it has not operated for 10 years. The graph is based on the Institutional Class shares only; the performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses (see Performance Highlights chart on previous page). The result is compared with benchmarks, which include a broad-based market index and may include a more narrowly based index. Market indices have not been reduced to reflect any of the fees and costs of investing. The results shown in the graph reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Results represent past performance and do not indicate future results.

4

Endnotes

1  Please see "Description of Index" on page 6 for a description of the index. Please note that individuals cannot invest directly in any index. The index described in this report does not take into account any fees, expenses or tax consequences of investing in the individual securities that it tracks. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC* and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  During the period from August 2012 through January 2013, the Fund was relatively small, which could have impacted Fund performance. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

3  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

For more complete information on any of the Neuberger Berman Alternative and Multi-Asset Class Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

*  On or about January 1, 2016, it is anticipated that Neuberger Berman Management LLC (NBM) and Neuberger Berman LLC (NB LLC) will transfer to Neuberger Berman Fixed Income LLC (NBFI) their rights and obligations pertaining to all services they provide to any Fund under any investment management, investment sub-advisory, and/or administration agreement, as applicable (the "Agreements"). Following such transfer, NBFI will be renamed Neuberger Berman Investment Advisers LLC (NBIA). In addition, on the date of the transfer, the services previously provided by NB Alternative Investment Management LLC (NBAIM) will be provided by NBIA.

  NBM currently serves as the Fund's investment manager and administrator and each of NB LLC, NBFI and NBAIM currently serve as certain Funds' adviser or sub-adviser. Following the consolidation, the investment professionals of NBM, NB LLC, NBFI and NBAIM who currently provide services to the Fund under the Agreements will continue to provide the same services, except that they will provide those services in their new capacities as investment professionals of NBIA. Further, the consolidation will not result in any change in the investment processes currently employed by the Fund, the nature or level of services provided to the Fund, or the fees the Fund pays under its Agreements.

5

Description of Index

Bloomberg Commodity Index:

The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in Treasury Bills.

6

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended October 31, 2015 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

7

Expense Information as of 10/31/15 (Unaudited)

Neuberger Berman Alternative and Multi-Asset Class Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(2)
	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio	Beginning Account Value 5/1/15	Ending Account Value 10/31/15	Expenses Paid During the Period(1) 5/1/15 - 10/31/15	Expense Ratio
Risk Balanced Commodity Strategy Fund
Institutional Class	$1,000.00	$845.80	$5.12	1.10%	$1,000.00	$1,019.66	$5.60	1.10%
Class A	$1,000.00	$843.00	$6.78	1.46%	$1,000.00	$1,017.85	$7.43	1.46%
Class C	$1,000.00	$841.10	$10.26	2.21%	$1,000.00	$1,014.06	$11.22	2.21%

(1) For each class, expenses are equal to the annualized expense ratio for the class, including expenses of the Fund's subsidiary (See Note A in the Notes to Consolidated Financial Statements), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(2) Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 184/365 (to reflect the one-half year period shown).

8

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund 10/31/15

PRINCIPAL AMOUNT		VALUE†
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (11.4%)
$5,500,000	U.S. Treasury Notes, 0.25%, due 11/30/15 & 2/29/16	$5,500,993
2,500,000	U.S. Treasury Notes, 0.38%, due 1/15/16	2,501,172
	Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $8,003,364)	8,002,165
Asset-Backed Securities (19.7%)
42,083	Ally Auto Receivables Trust, Ser. 2013-1, Class A3, 0.63%, due 5/15/17	42,077
700,009	Ally Auto Receivables Trust, Ser. 2012-4, Class A4, 0.80%, due 10/16/17	699,772
525,000	Ally Auto Receivables Trust, Ser. 2015-1, Class A2, 0.92%, due 2/15/18	525,102
375,000	Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.47%, due 9/16/19	374,400	µ
990,000	Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.28%, due 12/16/19	985,577	µ
180,705	CarMax Auto Owner Trust, Ser. 2012-3, Class A3, 0.52%, due 7/17/17	180,614
486,048	CarMax Auto Owner Trust, Ser. 2013-1, Class A3, 0.60%, due 10/16/17	485,704
1,300,000	Chase Issuance Trust, Ser. 2014-A4, Class A4, 0.45%, due 4/16/18	1,299,424	µ
1,000,000	Citibank Credit Card Issuance Trust, Ser. 2005-A9, Class A9, 5.10%, due 11/20/17	1,002,390
172,056	Ford Credit Auto Owner Trust, Ser. 2013-B, Class A3, 0.57%, due 10/15/17	172,019
270,612	Ford Credit Auto Owner Trust, Ser. 2013-C, Class A3, 0.82%, due 12/15/17	270,632
630,339	Honda Auto Receivables Owner Trust, Ser. 2014-3, Class A2, 0.48%, due 12/15/16	630,175
530,000	Huntington Auto Trust, Ser. 2015-1, Class A2, 0.76%, due 10/16/17	529,517
466,490	Hyundai Auto Receivables Trust, Ser. 2015-A, Class A2, 0.68%, due 10/16/17	466,432
438,458	Navient Student Loan Trust, Ser. 2014-8, Class A1, 0.48%, due 8/25/20	436,266	µ
94,267	Nelnet Student Loan Trust, Ser. 2006-1, Class A4, 0.42%, due 11/23/22	93,842	µ
44,678	Nissan Auto Receivables Owner Trust, Ser. 2013-A, Class A3, 0.50%, due 5/15/17	44,671
1,445,000	Nissan Auto Receivables Owner Trust, Ser. 2015-A, Class A2, 0.67%, due 9/15/17	1,444,765
467,854	Nissan Auto Receivables Owner Trust, Ser. 2013-B, Class A3, 0.84%, due 11/15/17	467,971
590,000	Penarth Master Issuer PLC, Ser. 2015-2A, Class A1, 0.60%, due 5/18/19	588,042	ñµ
287,030	SLM Student Loan Trust, Ser. 2014-2, Class A1, 0.45%, due 7/25/19	286,408	µ
624,245	SLM Student Loan Trust, Ser. 2005-9, Class A5, 0.44%, due 1/27/25	621,886	µ
352,027	Toyota Auto Receivables Owner Trust, Ser. 2014-B, Class A2, 0.40%, due 12/15/16	351,922
755,000	Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A2, 0.71%, due 7/17/17	755,005
1,155,000	USAA Auto Owner Trust, Ser. 2015-1, Class A2, 0.82%, due 3/15/18	1,157,164
	Total Asset-Backed Securities (Cost $14,004,671)	13,911,777
Corporate Debt Securities (45.7%)
Aerospace & Defense (1.1%)
805,000	Rockwell Collins, Inc., Senior Unsecured Notes, 0.69%, due 12/15/16	803,936	µ
Agriculture (1.5%)
1,035,000	BAT Int'l PLC, Guaranteed Notes, 0.85%, due 6/15/18	1,034,141	ñµ
Auto Manufacturers (5.1%)
965,000	American Honda Finance Corp., Senior Unsecured Notes, 0.82%, due 10/7/16	967,692	µ
1,100,000	Daimler Finance N.A. LLC, Guaranteed Notes, 0.67%, due 8/1/17	1,090,154	ñµ
1,120,000	Toyota Motor Credit Corp., Senior Unsecured Medium-Term Notes, 0.43%, due 9/23/16	1,119,158	µ
445,000	Toyota Motor Credit Corp., Senior Unsecured Notes, 0.61%, due 5/17/16	445,489	µ
		3,622,493

See Notes to Consolidated Schedule of Investments

9

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
Banks (13.2%)
$710,000	Bank of America N.A., Senior Unsecured Notes, 0.78%, due 11/14/16	$709,910	µ
490,000	Bank of Montreal, Senior Unsecured Medium-Term Notes, 0.84%, due 7/15/16	491,033	µ
1,000,000	Bank of New York Mellon Corp., Senior Unsecured Medium-Term Notes, 0.56%, due 3/4/16	1,000,503	µ
965,000	HSBC USA, Inc., Senior Unsecured Notes, 0.63%, due 6/23/17	959,794	µ
1,605,000	JPMorgan Chase & Co., Senior Unsecured Notes, 0.84%, due 2/15/17	1,604,332	µ
530,000	Mizuho Bank Ltd., Guaranteed Notes, 0.75%, due 4/16/17	528,067	ñµ
875,000	Morgan Stanley, Senior Unsecured Notes, 1.58%, due 2/25/16	877,322	µ
395,000	National Australia Bank Ltd., Senior Unsecured Notes, 0.87%, due 7/25/16	395,939	µ
450,000	Svenska Handelsbanken AB, Senior Unsecured Notes, 0.80%, due 9/23/16	450,902	µ
920,000	U.S. Bank N.A., Senior Unsecured Bank Notes, 0.55%, due 1/30/17	919,573	µ
1,340,000	Wells Fargo & Co., Senior Unsecured Medium-Term Notes, 0.59%, due 9/8/17	1,334,481	µ
		9,271,856
Commercial Services (0.8%)
575,000	ERAC USA Finance LLC, Guaranteed Notes, 5.90%, due 11/15/15	575,916	ñb
Computers (0.6%)
390,000	Apple, Inc., Senior Unsecured Notes, 0.37%, due 5/5/17	389,823	µ
Diversified Financial Services (2.3%)
1,639,000	GE Capital Int'l Funding Co., Guaranteed Notes, 0.96%, due 4/15/16	1,638,677	ñ
Electric (0.6%)
460,000	Electricite de France, Senior Unsecured Notes, 0.78%, due 1/20/17	459,765	ñµ
Healthcare—Products (2.1%)
1,470,000	Medtronic, Inc., Guaranteed Notes, 0.42%, due 2/27/17	1,464,146	µ
Healthcare—Services (0.5%)
370,000	UnitedHealth Group, Inc., Senior Unsecured Notes, 0.77%, due 1/17/17	370,412	µ
Insurance (1.4%)
210,000	Berkshire Hathaway Finance Corp., Guaranteed Notes, 0.47%, due 1/10/17	209,941	µ
270,000	Metropolitan Life Global Funding I, Secured Notes, 0.85%, due 7/15/16	270,682	ñµ
495,000	Principal Life Global Funding II, Senior Secured Notes, 0.70%, due 5/27/16	495,647	ñµ
		976,270
Machinery—Construction & Mining (1.1%)
800,000	Caterpillar Financial Services Corp., Senior Unsecured Global Medium-Term Notes,	797,290	µ
	0.51%, due 6/9/17
Machinery Diversified (0.3%)
210,000	John Deere Capital Corp., Senior Unsecured Notes, 0.61%, due 10/11/16	210,224	µ

See Notes to Consolidated Schedule of Investments

10

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

PRINCIPAL AMOUNT		VALUE†
Media (1.1%)
$770,000	NBCUniversal Enterprise, Inc., Guaranteed Notes, 0.86%, due 4/15/16	$770,867	ñµ
Mining (1.0%)
690,000	BHP Billiton Finance USA Ltd., Guaranteed Notes, 0.58%, due 9/30/16	688,859	µ
Oil & Gas (4.5%)
535,000	BP Capital Markets PLC, Guaranteed Notes, 0.73%, due 11/7/16	534,728	µ
1,350,000	Chevron Corp., Senior Unsecured Notes, 0.50%, due 3/2/18	1,343,076	µ
400,000	Devon Energy Corp., Senior Unsecured Notes, 0.79%, due 12/15/15	400,023	µ
910,000	EOG Resources, Inc., Senior Unsecured Notes, 2.50%, due 2/1/16	913,104
		3,190,931
Pharmaceuticals (1.6%)
335,000	Bayer US Finance LLC, Guaranteed Notes, 0.57%, due 10/7/16	334,602	ñµ
500,000	Merck & Co., Inc., Senior Unsecured Notes, 2.25%, due 1/15/16	501,965
290,000	Merck & Co., Inc., Senior Unsecured Notes, 0.51%, due 5/18/16	290,214	µ
		1,126,781
Pipelines (1.7%)
1,165,000	TransCanada PipeLines Ltd., Senior Unsecured Notes, 1.01%, due 6/30/16	1,164,357	µ
Software (1.2%)
825,000	Oracle Corp., Senior Unsecured Notes, 0.52%, due 7/7/17	824,856	µ
Telecommunications (2.9%)
1,450,000	Cisco Systems, Inc., Senior Unsecured Notes, 0.61%, due 3/3/17	1,450,654	µ
600,000	Verizon Communications, Inc., Senior Unsecured Notes, 0.70%, due 11/2/15	600,000
		2,050,654
Transportation (1.1%)
770,000	Canadian National Railway Co., Senior Unsecured Notes, 0.50%, due 11/6/15	769,995	µ
	Total Corporate Debt Securities (Cost $32,250,018)	32,202,249
Certificates of Deposit (2.7%)
480,000	Credit Suisse New York, Yankee CD, 0.74%, due 12/7/15	480,000	µ
950,000	Nordea Bank Finland PLC, Yankee CD1, 0.41%, due 6/13/16	950,014	µ
450,000	Sumitomo Mitsui Banking Corp., Yankee CD, 0.56%, due 3/3/16	449,939	µ
	Total Certificates of Deposit (Cost $1,880,000)	1,879,953

See Notes to Consolidated Schedule of Investments

11

Consolidated Schedule of Investments Risk Balanced Commodity Strategy Fund (cont'd)

NUMBER OF SHARES		VALUE†
Short-Term Investments (15.6%)
10,956,557	State Street Institutional Government Money Market Fund Premier Class, 0.00% (Cost $10,956,557)	$10,956,557	††ØØc
	Total Investments (95.1%) (Cost $67,094,610)	66,952,701	##
	Cash, receivables and other assets, less liabilities (4.9%)	3,453,238	±
	Total Net Assets (100.0%)	$70,405,939

See Notes to Consolidated Schedule of Investments

12

Notes to Consolidated Schedule of Investments

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by Neuberger Berman Risk Balanced Commodity Strategy Fund (the "Fund") are carried at the value that Neuberger Berman Management LLC ("Management") believes the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Fund's investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Fund's investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by the independent pricing services to value certain types of debt securities held by the Fund:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available ("Other Market Information").

Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

The value of commodity futures contracts ("commodity futures") is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in non-exchange traded investment companies are valued using the fund's daily calculated net asset value per share (Level 2 inputs).

See Notes to Consolidated Financial Statements

13

Notes to Consolidated Schedule of Investments (cont'd)

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount the Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Alternative Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Fund's investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to evaluate the prices of foreign income securities as of the close of the NYSE. Interactive utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the close of the NYSE (Level 2 inputs) to assist in determining prices for certain foreign income securities. In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices evaluated in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

The following is a summary, categorized by Level, of inputs used to value the Fund's investments as of October 31, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government	$—	$8,002,165	$—	$8,002,165
Asset-Backed Securities	—	13,911,777	—	13,911,777
Corporate Debt Securities^	—	32,202,249	—	32,202,249
Certificates of Deposit	—	1,879,953	—	1,879,953
Short-Term Investments	—	10,956,557	—	10,956,557
Total Investments	$—	$66,952,701	$—	$66,952,701

^  The Consolidated Schedule of Investments provides information on the industry categorization for the portfolio.

As of the year ended October 31, 2015, no securities were transferred from one level (as of October 31, 2014) to another.

See Notes to Consolidated Financial Statements

14

Notes to Consolidated Schedule of Investments (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of October 31, 2015:

Asset Valuation Inputs
	Level 1	Level 2	Level 3	Total
Commodity Futures (unrealized appreciation)	$2,887,337	$—	$—	$2,887,337
Liability Valuation Inputs
	Level 1	Level 2	Level 3	Total
Commodity Futures (unrealized depreciation)	$(2,227,947)	$—	$—	$(2,227,947)

##  At October 31, 2015, the cost of investments for U.S. federal income tax purposes was $67,094,610. Gross unrealized appreciation of investments was $7,406 and gross unrealized depreciation of investments was $149,315, resulting in net unrealized depreciation of $141,909 based on cost for U.S. federal income tax purposes.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are otherwise restricted and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At October 31, 2015, these securities amounted to $7,786,560 or 11.1% of net assets.

ØØ  All or a portion of this security is segregated in connection with obligations for commodity futures.

††  A portion of this security is held by Neuberger Berman Cayman Commodity Fund I Ltd. (the "Subsidiary"), a wholly-owned subsidiary of the Fund. See Note A in the Notes to Consolidated Financial Statements.

b  Step Bond: Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a rating change made by a rating agency.

c  The rate shown is the annualized seven day yield at year-end.

µ  Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of October 31, 2015, and their final maturities.

±  See Note A in the Notes to Consolidated Financial Statements for the Fund's or Subsidiary's open positions in derivatives at October 31, 2015.

See Notes to Consolidated Financial Statements

15

Consolidated Statement of Assets and Liabilities*

Neuberger Berman Alternative Funds

RISK BALANCED COMMODITY STRATEGY FUND
October 31, 2015
Assets
Investments in securities, at value ** (Notes A)—see Schedule of Investments:
Unaffiliated issuers	$66,952,701
Cash	1,238
Cash collateral segregated for commodity futures contracts (Note A)	5,044,672
Interest receivable	89,139
Receivable for securities sold	751,703
Receivable for Fund shares sold	297,349
Receivable for variation margin on commodity futures contracts (Note A)	208,404
Prepaid expenses and other assets	23,940
Total Assets	73,369,146
Liabilities
Payable for securities purchased	2,502,262
Payable for Fund shares redeemed	217,569
Payable to investment manager—net (Note B)	49,464
Payable to trustees	2,189
Payable to administrator—net (Note B)	32,626
Accrued expenses and other payables	159,097
Total Liabilities	2,963,207
Net Assets	$70,405,939
Net Assets consist of:
Paid-in capital	$70,457,772
Undistributed net investment income (loss)	(566,077)
Accumulated net realized gains (losses) on investments	(3,237)
Net unrealized appreciation (depreciation) in value of investments	517,481
Net Assets	$70,405,939
Net Assets
Institutional Class	$31,761,085
Class A	35,510,311
Class C	3,134,543
Shares Outstanding ($.001 par value; unlimited shares authorized)
Institutional Class	5,125,662
Class A	5,798,920
Class C	524,425
Net Asset Value, offering and redemption price per share
Institutional Class	$6.20
Net Asset Value and redemption price per share
Class A	$6.12
Offering Price per share
Class A‡	$6.49
Net Asset Value and offering price per share
Class C^	$5.98
** Cost of Investments	$67,094,610

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*  See Note A of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements

16

Consolidated Statement of Operations*

Neuberger Berman Alternative Funds

RISK BALANCED COMMODITY STRATEGY FUND
For the Year Ended October 31, 2015
Investment Income:
Income (Note A):
Interest income—unaffiliated issuers	$355,137
Expenses:
Investment management fees (Note B)	595,524
Administration fees (Note B)	51,045
Administration fees (Note B):
Institutional Class	22,923
Class A	112,030
Class C	7,180
Distribution fees (Note B):
Class A	140,037
Class C	35,901
Shareholder servicing agent fees:
Institutional Class	2,112
Class A	15,366
Class C	4,772
Subsidiary administration fees (Note B)	50,000
Audit fees	81,100
Custodian and accounting fees	78,957
Insurance expense	2,574
Legal fees	118,739
Registration and filing fees	63,213
Shareholder reports	49,262
Trustees' fees and expenses	34,041
Miscellaneous	35,116
Total expenses	1,499,892
Expenses reimbursed by Management (Note B)	(322,513)
Total net expenses	1,177,379
Net investment loss	$(822,242)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(3,237)
Commodity futures contracts	(27,878,955)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(105,800)
Commodity futures contracts	4,785,259
Net gain (loss) on investments	(23,202,733)
Net increase (decrease) in net assets resulting from operations	$(24,024,975)

*  See Note A of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements

17

Consolidated Statements of Changes in Net Assets*

Neuberger Berman Alternative Funds

	RISK BALANCED COMMODITY STRATEGY FUND
	Year Ended October 31, 2015	Year Ended October 31, 2014
Increase (Decrease) in Net Assets:
From Operations (Note A):
Net investment income (loss)	$(822,242)	$(734,530)
Net realized gain (loss) on investments	(27,882,192)	(3,800,407)
Change in net unrealized appreciation (depreciation) of investments	4,679,459	(3,938,974)
Net increase (decrease) in net assets resulting from operations	(24,024,975)	(8,473,911)
Distributions to Shareholders From (Note A):
Net realized gain on investments:
Institutional Class	(1,696)	—
Class A	(5,449)	—
Class C	(284)	—
Total distributions to shareholders	(7,429)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Institutional Class	26,233,700	13,347,175
Class A	43,996,395	50,351,242
Class C	1,946,364	1,518,489
Proceeds from reinvestment of dividends and distributions:
Institutional Class	1,696	—
Class A	5,433	—
Class C	276	—
Payments for shares redeemed:
Institutional Class	(7,817,274)	(911,849)
Class A	(59,467,426)	(12,022,096)
Class C	(1,942,796)	(507,868)
Net increase (decrease) from Fund share transactions	2,956,368	51,775,093
Net Increase (Decrease) in Net Assets	(21,076,036)	43,301,182
Net Assets:
Beginning of year	91,481,975	48,180,793
End of year	$70,405,939	$91,481,975
Undistributed net investment income (loss) at end of year	$(566,077)	$(531,223)

*  See Note A of the Notes to Consolidated Financial Statements.

See Notes to Consolidated Financial Statements

18

Notes to Consolidated Financial Statements Risk Balanced Commodity Strategy Fund

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Alternative Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund is a separate operating series of the Trust and is non-diversified. The Fund had no operations until August 27, 2012, other than matters relating to its organization and registration of shares under the 1933 Act. The Fund offers Institutional Class shares, Class A shares and Class C shares. The Board may establish additional series or classes of shares without the approval of shareholders.

The assets of the Fund belong only to the Fund, and the liabilities of the Fund are borne solely by the Fund and no other.

The Fund invests in commodity-related instruments through the Subsidiary, which is organized under the laws of the Cayman Islands. Subscription agreements were entered into between the Fund and the Subsidiary with the intent that the Fund will remain the sole shareholder of the Subsidiary. The Subsidiary is governed by its own Board of Directors.

As of October 31, 2015, the value of the Fund's investment in the Subsidiary was as follows:

Investment in Subsidiary	Percentage of Net Assets
$12,759,556	18.1%

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Consolidation: The accompanying financial statements of the Fund present the consolidated accounts of the Fund and the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

3  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

4  Foreign currency translation: The accounting records of the Fund and Subsidiary are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the New York Stock Exchange on business days, usually 4:00 p.m. Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Consolidated Statement of Operations.

5  Securities transactions and investment income: Securities transactions are recorded on the trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded

19

at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Consolidated Statement of Operations.

6  Income tax information: It is the policy of the Fund to continue to qualify for treatment as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent the Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Fund has adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Consolidated Statement of Operations. The Fund is subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2015, the Fund did not have any unrecognized tax positions.

The Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, the Fund will include in its taxable income its share of the Subsidiary's current earnings and profits (including net realized gains). Any deficit generated by the Subsidiary will be disregarded for purposes of computing the Fund's taxable income in the current period and also disregarded for all future periods.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends-paid deduction for income tax purposes.

As determined on October 31, 2015, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating losses, return of capital distributions, Subsidiary income and gain (loss). These reclassifications had no effect on net income, net asset value ("NAV") or NAV per share of the Fund. For the year ended October 31, 2015, the Fund recorded the following permanent reclassifications:

Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
$(28,672,734)	$787,388	$27,885,346

The tax character of distributions paid during the years ended October 31, 2015 and October 31, 2014, was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2015	2014	2015	2014	2015	2014
$5,572	$—	$1,857	$—	$7,429	$—

As of October 31, 2015, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
$—	$—	$(141,909)	$(568,695)	$658,771	$(51,833)

20

The difference between book basis and tax basis distributable earnings is primarily due to organizational expenses.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. For taxable years beginning after December 22, 2010, the capital loss carryforward rules allow for regulated investment companies to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2015, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains as follows.

Long-Term	Short-Term
$—	$3,237

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Regulated Investment Company Modernization Act of 2010, the Fund may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended October 31, 2015, the Fund elected to defer the following late-year ordinary losses and post October capital losses:

Late-Year Ordinary Loss Deferral
$565,458

7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date.

8  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to the Fund are charged to the Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., the Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

21

11  Derivative instruments: During the year ended October 31, 2015, the Fund's use of derivatives was limited to commodity futures. The Fund has adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Consolidated Statement of Operations, they do not qualify for hedge accounting. Accordingly, even though the Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Commodity futures contracts: During the year ended October 31, 2015, the Fund used commodity futures (through investments in the Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund.

At the time the Fund or Subsidiary enters into a commodity futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the commodity futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis or as needed as the market price of the commodity futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or Subsidiary as unrealized gains or losses.

Although some commodity futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching commodity futures. When the contracts are closed, the Fund or Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to the Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, the Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund or Subsidiary may cause the Fund or Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or Subsidiary. Also, the Fund's or Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's or Subsidiary's taxable income.

At October 31, 2015, open positions in commodity futures(1) were:

Expiration	Open Contracts	Position	Unrealized Appreciation (Depreciation)
November 2015	63 Lead	Long	$(26,750)
November 2015	47 Nickel	Long	(249,511)
November 2015	41 Premium High Grade Aluminum	Long	(182,258)
November 2015	74 Zinc	Long	(431,600)
December 2015	70 Lead	Long	(51,432)
December 2015	49 Nickel	Long	88,029
December 2015	37 Premium High Grade Aluminum	Long	(118,067)
December 2015	73 Zinc	Long	(181,842)
January 2016	17 Feeder Cattle	Long	113,955
January 2016	73 Lead	Long	28,539

22

Unrealized Appreciation Expiration	Open Contracts	Position	(Depreciation)
January 2016	49 Nickel	Long	$(59,757)
January 2016	87 Platinum	Long	(59,509)
January 2016	29 Premium High Grade Aluminum	Long	(81,160)
January 2016	71 Zinc	Long	21,484
February 2016	59 Gold 100 Oz.	Long	153,990
February 2016	64 Lead	Long	(92,622)
February 2016	103 Lean Hogs	Long	(270,311)
February 2016	39 Live Cattle	Long	140,895
February 2016	92 Low Sulphur Gasoil	Long	154,351
February 2016	60 Natural Gas	Long	(24,318)
February 2016	56 New York Harbor ULSD	Long	166,937
February 2016	45 Nickel	Long	(125,842)
February 2016	33 Premium High Grade Aluminum	Long	(8,840)
February 2016	65 RBOB Gasoline	Long	224,941
February 2016	73 WTI Crude Oil	Long	254,433
February 2016	56 Zinc	Long	(50,595)
March 2016	73 Brent Crude Oil	Long	207,209
March 2016	47 Cocoa	Long	53,855
March 2016	17 Coffee 'C'	Long	539
March 2016	54 Copper	Long	2,253
March 2016	216 Corn	Long	(88,454)
March 2016	51 Cotton No. 2	Long	46,950
March 2016	63 Hard Red Winter Wheat	Long	792
March 2016	42 Silver	Long	214,299
March 2016	36 Soybean	Long	(5,426)
March 2016	66 Soybean Meal	Long	5,591
March 2016	63 Soybean Oil	Long	13,572
March 2016	61 Sugar 11	Long	140,548
March 2016	69 Wheat	Long	46,888
November 2015	63 Lead	Short	46,636
November 2015	47 Nickel	Short	(84,764)
November 2015	41 Premium High Grade Aluminum	Short	132,338
November 2015	74 Zinc	Short	195,379
December 2015	70 Lead	Short	(23,541)
December 2015	49 Nickel	Short	54,646
December 2015	37 Premium High Grade Aluminum	Short	101,508
December 2015	73 Zinc	Short	(11,348)
January 2016	73 Lead	Short	91,508
January 2016	49 Nickel	Short	121,809
January 2016	29 Premium High Grade Aluminum	Short	6,405
January 2016	71 Zinc	Short	57,058
			$659,390

23

(1)  Commodity futures are held by the Subsidiary. See Note A in the Notes to Consolidated Financial Statements.

For the year ended October 31, 2015, the average notional value of commodity futures was $123,813,654 for long positions and $(38,746,287) for short positions.

At October 31, 2015, the notional value of commodity futures was $101,375,538 for long positions and $(30,632,943) for short positions.

At October 31, 2015, the Fund had deposited $5,044,672 in a segregated account to cover margin requirements on open commodity futures.

At October 31, 2015, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
		Receivable/Payable for
Commodity Futures	$2,887,337	variation margin on
Total Value	$2,887,337	commodity futures contracts(1)

Liability Derivatives

	Commodity Risk	Consolidated Statement of Assets and Liabilities Location
		Receivable/Payable for
Commodity Futures	$(2,227,947)	variation margin on
Total Value	$(2,227,947)	commodity futures contracts(1)

(1)  "Commodity Futures" reflects the cumulative appreciation (depreciation) of commodity futures contracts as of October 31, 2015, which is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Net unrealized appreciation (depreciation) in value of investments." The outstanding variation margin as of October 31, 2015, if any, is reflected in the Consolidated Statement of Assets and Liabilities under the caption "Receivable/Payable for variation margin on futures contracts."

The impact of the use of these derivative instruments on the Consolidated Statement of Operations during the year ended October 31, 2015, was as follows:

Realized Gain (Loss)

	Commodity Risk	Consolidated Statement of Operations Location
		Net realized gain
Commodity Futures	$(27,878,955)	(loss) on: commodity
Total Realized Gain (Loss)	$(27,878,955)	futures contracts

Change in Appreciation (Depreciation)

	Commodity Risk
		Change in net
Commodity Futures	$4,785,259	unrealized appreciation (depreciation) in value of:
Total Change in Appreciation (Depreciation)	$4,785,259	commodity futures contracts

24

12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

The Fund retains Management as its investment manager under an Investment Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.70% of the first $250 million of the Fund's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion, less the net asset value of the Subsidiary. Accordingly, for the year ended October 31, 2015, the management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.70% of the Fund's average daily net assets.

Management also serves as investment adviser to the Subsidiary. For such investment management services, the Subsidiary pays Management a fee at the annual rate of 0.70% of the first $250 million of the Subsidiary's average daily net assets, 0.675% of the next $250 million, 0.65% of the next $250 million, 0.625% of the next $250 million, 0.60% of the next $500 million, 0.575% of the next $2.5 billion and 0.55% of average daily net assets in excess of $4 billion. Accordingly, for the year ended October 31, 2015, the management fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 0.70% of the Subsidiary's average daily net assets.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, the Fund's Institutional Class pays Management an administration fee at the annual rate of 0.09% of its average daily net assets under this agreement and the Fund's Class A and Class C pays Management an administration fee at the annual rate of 0.20% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement. The Subsidiary also retains Management as its administrator, and State Street as its sub-administrator.

Management has contractually agreed to waive fees and/or reimburse certain expenses of the Institutional Class, Class A and Class C of the Fund so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to the Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any; consequently, net expenses may exceed the contractual expense limitations. The Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class' annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense. The expenses of the Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the Subsidiary. For the year ended October 31, 2015, these Subsidiary expenses amounted to $189,921.

During the year ended October 31, 2015, there was no repayment to Management under this agreement.

25

At October 31, 2015, contingent liabilities to Management under the agreement were as follows:

			Expenses Reimbursed in Fiscal Period Ending October 31,
			2013	2014	2015
			Subject to Repayment Until October 31,
	Contractual Expense Limitation(1)	Expiration	2016	2017	2018
Institutional Class	1.10%	10/31/18	$190,694	$79,267	$94,559
Class A	1.46%	10/31/18	236,827	260,968	210,384
Class C	2.21%	10/31/18	29,935	27,833	17,570

(1)  Expense limitation per annum of the respective class's average daily net assets.

Neuberger Berman Fixed Income LLC ("NBFI"), as the sub-adviser to the Fund and the Subsidiary, is retained by Management to provide day-to-day investment management services and receives a monthly fee paid by Management. As investment manager, Management is responsible for overseeing the investment activities of NBFI. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBFI and/or Management.

The Fund also has a distribution agreement with Management with respect to each class of shares. Management acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below for Class A and Class C shares, and bears advertising and promotion expenses.

However, Management receives fees from Class A and Class C under their distribution plans (each a "Plan", collectively the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.25% of Class A's and 1.00% of Class C's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the year ended October 31, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charges	CDSC	Net Initial Sales Charges	CDSC
Class A	$35	$—	$—	$—
Class C	—	158	—	—

26

Note C—Securities Transactions:

During the year ended October 31, 2015, there were purchase and sale transactions of long-term securities (excluding commodity futures) of $17,543,852 and $25,372,427, respectively.

Note D—Fund Share Transactions:

Share activity for the years ended October 31, 2015 and October 31, 2014 was as follows:

	For the Year Ended October 31, 2015				For the Year Ended October 31, 2014
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Redeemed	Total
Institutional Class	3,786,310	224	(1,104,024)	2,682,510	1,480,892	(99,657)	1,381,235
Class A	6,256,219	724	(8,482,580)	(2,225,637)	5,460,429	(1,343,785)	4,116,644
Class C	278,804	37	(267,615)	11,226	169,965	(59,796)	110,169

Other: At October 31, 2015, Neuberger Berman Global Allocation Fund and Neuberger Berman Inflation Managed Fund (formerly, Neuberger Berman Inflation Navigator Fund), which are also managed by Management, held 0.9% and 2.1% of the outstanding shares of the Fund, respectively.

Note E—Lines of Credit:

At October 31, 2015, the Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms except that some do not have access to the full amount of the Credit Facility. Under the terms of the Credit Facility, the Fund has agreed to pay its share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable and the level of its access to the Credit Facility, and interest charged on any borrowing made by the Fund and other costs incurred by the Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that the Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at October 31, 2015. During the period from January 9, 2015 (the commencement date of the Credit Facility) through October 31, 2015, the Fund did not utilize this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, from November 1, 2014 through January 9, 2015, the Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended October 31, 2015, the Fund did not utilize either line of credit with State Street.

27

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28

Consolidated Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that round to [$0.00 to less than $0.01] per share or [$(0.01) to less than $0.00] per share are presented as $0.00 or $(0.00), respectively. Ratios that round to [0.00% to less than 0.01%] or [(0.01)% to less than 0.00%] are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions	Net Asset Value, End of Year	Total Return††		Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Risk Balanced Commodity Strategy Fund
Institutional Class
10/31/2015	$8.39	$(0.05)	$(2.14)	$(2.19)	$—	$(0.00)	$(0.00)	$6.20	(26.09)%		$31.8	1.47%	1.10%	(0.67)%		35%
10/31/2014	$9.01	$(0.07)	$(0.55)	$(0.62)	$—	$—	$—	$8.39	(6.88)%		$20.5	1.62%	1.10%	(0.73)%		21%
10/31/2013	$9.84	$(0.09)	$(0.74)	$(0.83)	$—	$—	$—	$9.01	(8.43)%		$9.6	3.69%	1.10%	(0.94)%		5%
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.02)	$(0.14)	$(0.16)	$—	$—	$—	$9.84	(1.60	)%**	$5.0	25.60%*‡	1.10%*‡	(0.99	)%*‡	0%**
Class A
10/31/2015	$8.32	$(0.07)	$(2.13)	$(2.20)	$—	$(0.00)	$(0.00)	$6.12	(26.43)%		$35.5	1.84%	1.46%	(1.05)%		35%
10/31/2014	$8.97	$(0.10)	$(0.55)	$(0.65)	$—	$—	$—	$8.32	(7.25)%		$66.8	1.98%	1.46%	(1.09)%		21%
10/31/2013	$9.84	$(0.12)	$(0.75)	$(0.87)	$—	$—	$—	$8.97	(8.84)%		$35.0	3.81%	1.46%	(1.27)%		5%
Period from 8/27/2012^ to10/31/2012	$10.00	$(0.03)	$(0.13)	$(0.16)	$—	$—	$—	$9.84	(1.60	)%**	$0.1	33.04%*‡	1.46%*‡	(1.36	)%*‡	0%**
Class C
10/31/2015	$8.19	$(0.12)	$(2.09)	$(2.21)	$—	$(0.00)	$(0.00)	$5.98	(26.98)%		$3.1	2.70%	2.21%	(1.79)%		35%
10/31/2014	$8.88	$(0.16)	$(0.53)	$(0.69)	$—	$—	$—	$8.19	(7.77)%		$4.2	2.84%	2.21%	(1.84)%		21%
10/31/2013	$9.83	$(0.18)	$(0.77)	$(0.95)	$—	$—	$—	$8.88	(9.66)%		$3.6	4.69%	2.21%	(2.03)%		5%
Period from 8/27/2012^ to 10/31/2012	$10.00	$(0.04)	$(0.13)	$(0.17)	$—	$—	$—	$9.83	(1.70	)%**	$0.1	35.12%*‡	2.21%*‡	(2.11	)%*‡	0%**

See Notes to Consolidated Financial Highlights

29

30

Notes to Consolidated Financial Highlights

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of the Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

@  Calculated based on the average number of shares outstanding during each fiscal period.

^  The date investment operations commenced.

‡  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

*  Annualized.

**  Not annualized.

31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees Neuberger Berman Alternative Funds
and Shareholders of Neuberger Berman Risk Balance Commodity Strategy Fund

We have audited the accompanying consolidated statement of assets and liabilities of Neuberger Berman Risk Balance Commodity Strategy Fund (the "Fund"), one of the series constituting the Neuberger Berman Alternative Funds, including the consolidated schedule of investments, as of October 31, 2015, and the related consolidated statement of operations for the year then ended, the consolidated statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of Neuberger Berman Risk Balance Commodity Strategy Fund, a series of Neuberger Berman Alternative Funds, at October 31, 2015, and the consolidated results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 21, 2015

32

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Fixed Income LLC
190 South LaSalle Street
Chicago, IL 60603

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

For Class A and Class C Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

33

Trustees and Officers

The following tables set forth information concerning the Trustees and Officers of the Fund. All persons named as Trustees and Officers also serve in similar capacities for other funds administered or managed by Management and NBFI The Fund's Statement of Additional Information includes additional information about the Trustees as of the time of the Fund's most recent public offering and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Independent Trustees
Faith Colish (1935)	Trustee since inception	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; formerly, Attorney-at-Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	59	Formerly, Director, 1997 to 2003, and Advisory Director, 2003 to 2006, ABA Retirement Funds (formerly, American Bar Retirement Association) (not-for-profit membership corporation).
Michael J. Cosgrove (1949)	Trustee since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1982 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, and President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007.	59

Director, The Gabelli Go Anywhere Trust, since 2015; Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; Director, Skin Cancer Foundation (not-for-profit), since 2006; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; Trustee, GE Institutional Funds, 1997 to 2014; Director, GE Asset Management, 1988 to 2014; Director, Elfun Trusts, 1988 to 2014.

34

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Marc Gary (1952)	Trustee since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	59

Trustee, Jewish Theological Seminary, since 2015; Director, Counsel on Call (privately held for-profit company), since 2012; Director, Lawyers Committee for Civil Rights Under Law (not-for-profit), since 2005; formerly, Director, Equal Justice Works (not-for-profit), 2005 to 2014; Director, Corporate Counsel Institute, Georgetown University Law Center, 2007 to 2012; Director, Greater Boston Legal Services (not-for-profit), 2007 to 2012.

Martha C. Goss (1949)	Trustee since 2007	President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006.	59

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women's Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire's Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

35

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Michael M. Knetter (1960)	Trustee since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin—Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business—Dartmouth College, 1998 to 2002.	59

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Howard A. Mileaf (1937)	Trustee since inception	Retired; formerly, Vice President and General Counsel, WHX Corporation (holding company), 1993 to 2001.	59

Formerly, Director, Webfinancial Corporation (holding company), 2002 to 2008; formerly, Director, WHX Corporation (holding company), 2002 to 2005; formerly, Director, State Theatre of New Jersey (not-for-profit theatre), 2000 to 2005.

George W. Morriss (1947)	Trustee since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People's Bank, Connecticut (a financial services company), 1991 to 2001.	59

Director and Treasurer, National Association of Corporate Directors, Connecticut Chapter, since 2011; Trustee, Steben Alternative Investment Funds, Steben Select Multi-Strategy Fund, and Steben Select Multi-Strategy Master Fund, since 2013; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers' Affairs Committee, 1995 to 2003.

36

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Tom D. Seip (1950)	Trustee since inception; Chairman of the Board since 2008; formerly Lead Independent Trustee from 2006 to 2008	General Partner, Ridgefield Farm LLC (a private investment vehicle); formerly, President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	59

Director, H&R Block, Inc. (financial services company), since May 2001; Chairman, Governance and Nominating Committee, H&R Block, Inc., since 2011; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Candace L. Straight (1947)	Trustee since inception	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	59

Public Member, Board of Governors and Board of Trustees, Rutgers University, since 2011; Director, Montpelier Re Holdings Ltd. (reinsurance company), since 2006; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Peter P. Trapp (1944)	Trustee since inception	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	59	None.

37

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Trustees who are "Interested Persons"
Joseph V. Amato* (1962)	Trustee since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and Managing Director, Management, since 2009; Managing Director, Neuberger Berman Fixed Income LLC ("NBFI"), since 2007; Board member of NBFI since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.'s ("LBHI") Investment Management Division, 2006 to 2009; formerly, member of LBHI's Investment Management Division's Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. ("LBI"), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI's Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005.

59

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

38

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Fund Trustee	Other Directorships Held Outside Fund Complex by Fund Trustee(3)
Robert Conti* (1956)	Chief Executive Officer, President and Trustee since 2008; prior thereto, Executive Vice President in 2008 and Vice President from inception to 2008	Managing Director, Neuberger, since 2007; Managing Director, NBFI, since 2009; formerly, Senior Vice President, Neuberger, 2003 to 2006; formerly, Vice President, Neuberger, 1999 to 2003; President and Chief Executive Officer, Management, since 2008; formerly, Senior Vice President, Management, 2000 to 2008.	59	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the Trust's Trust Instrument, each of these Trustees shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

*  Indicates a Trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Amato and Mr. Conti are interested persons of the Trust by virtue of the fact that each is an officer of Management, Neuberger and/or their affiliates.

39

Information about the Officers of the Trust

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Andrew B. Allard (1961)	Chief Legal Officer since 2013 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002) and Anti-Money Laundering Compliance Officer since inception

General Counsel and Senior Vice President, Management, since 2013; Senior Vice President, Neuberger, since 2006 and Employee since 1999; Deputy General Counsel, Neuberger, since 2004; formerly, Vice President, Neuberger, 2000 to 2005; formerly, Employee, Management, 1994 to 1999; Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013); Anti-Money Laundering Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since inception

Senior Vice President, Neuberger, since 2007 and Employee since 1999; Senior Vice President, Management, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger, 2002 to 2006; formerly, Vice President-Mutual Fund Board Relations, Management, 2000 to 2008; formerly, Vice President, Management, 1986 to 1999 and Employee 1984 to 1999; Executive Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013); Secretary, ten registered investment companies for which Management acts as investment manager and administrator (three since 1985, three since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger, since 2012; Employee, Management, since 1996; formerly, Vice President, Neuberger, 2007 to 2012; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2013).

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger, since 2014; Employee, Management, since 2003; formerly, Vice President, Neuberger, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2011 and one since 2013).

Sheila R. James (1965)	Assistant Secretary since inception

Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Assistant Vice President, Neuberger, 2007; formerly, Employee, Management, 1991 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (six since 2002, one since 2003, one since 2005, one since 2006 and one since 2013).

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger, since 2014; Vice President, Management, since 2008 and Employee since 1991; formerly, Senior Vice President, Neuberger, 2006 to 2014; Chief Operating Officer, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015); Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

40

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)
Kevin Lyons (1955)	Assistant Secretary since inception

Assistant Vice President, Neuberger, since 2008 and Employee since 1999; formerly, Employee, Management, 1993 to 1999; Assistant Secretary, ten registered investment companies for which Management acts as investment manager and administrator (seven since 2003, one since 2005, one since 2006 and one since 2013).

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger, since 2014 and Employee since 2000; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (ten since 2015).

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger, since 2006; Employee, Management, since 1992; Vice President, ten registered investment companies for which Management acts as investment manager and administrator (nine since 2008 and one since 2013).

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since inception

Senior Vice President, Neuberger, since 2007; Employee, Management, since 1993; Treasurer and Principal Financial and Accounting Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Vice President, Neuberger, 2004 to 2006; formerly, Assistant Treasurer, eight registered investment companies for which Management acts as investment manager and administrator, 2002 to 2005.

Frank Rosato (1971)	Assistant Treasurer since inception

Vice President, Neuberger, since 2006; Employee, Management, since 1995; Assistant Treasurer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013).

Chamaine Williams (1971)	Chief Compliance Officer since inception

Senior Vice President, Neuberger, since 2007; Chief Compliance Officer, Management, since 2006; Chief Compliance Officer, ten registered investment companies for which Management acts as investment manager and administrator (eight since 2005, one since 2006 and one since 2013); formerly, Senior Vice President, LBI, 2007 to 2008; formerly, Vice President, LBI, 2003 to 2006; formerly, Chief Compliance Officer, Lehman Brothers Asset Management Inc., 2003 to 2007; formerly, Chief Compliance Officer, Lehman Brothers Alternative Investment Management LLC, 2003 to 2007.

(1)  The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)  Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)  Except as otherwise indicated, each individual has held the positions shown for at least the last five years

41

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of the fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

42

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Alternative Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") (including its affiliates) or the Trust ("Independent Fund Trustees"), considers whether to continue the management agreement with Management ("the Management Agreement") and the sub-advisory agreement between Management and Neuberger Berman Fixed Income LLC ("NBFI") (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") for Neuberger Berman Risk Balanced Commodity Strategy Fund (the "Fund"). Throughout the process, the Independent Fund Trustees are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on September 8, 2015, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for the Fund.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Trustees and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund. The annual contract review extends over at least two regular meetings of the Board to ensure that Management and NBFI have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for the Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; compliance; and shareholder and other services provided by Management and NBFI and their affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management and NBFI.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and NBFI; (2) the investment performance of the Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided and the profit or loss realized by Management and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been or might be realized as the Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders. The Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors. The Board focused on the overall costs and benefits of the Agreements to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management and NBFI, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management and NBFI who perform services for the Fund. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and NBFI's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management had

43

provided. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board noted the positive compliance history of Management and NBFI, as no significant compliance problems were reported to the Board with respect to either firm. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Fund.

As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management and NBFI in response to recent market conditions, including actions taken in response to regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management and NBFI in this context.

With respect to investment performance, the Board considered information regarding the Fund's short-term performance both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. The Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of the Fund's performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. The Board discussed with Management the Fund's performance and steps that Management had taken, or intended to take, to improve performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding the Fund's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management or NBFI or their affiliates from their relationship with the Fund. The Board also considered the profitability of Management and its affiliates from their association with the Fund, and year-over-year changes in each of Management's reported expense categories. The Board reviewed a comparison of the Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in the Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. In addition, the Board considered the contractual limit on expenses of certain classes of the Fund.

The Board considered that, as compared to its peer group, for the Fund's Institutional Class shares, the Fund's contractual management fee and actual management fee net of fees waived by Management were both lower than the median. The Board considered that, as compared to its peer group, the Fund's performance for Institutional Class shares was lower than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance for Institutional Class shares was lower for the 1-year period, but higher for the period since inception. The Fund was launched in 2013 and therefore does not have intermediate- and long-term performance.

The Board noted that there were no other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of the Fund. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to the Fund. The Board noted that the Fund's fee structure does not provide for a reduction of payments through breakpoints, considered whether the fee was set at an appropriate level, and compared the fee structure to that of the peer group. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund, the Board reviewed specific data as to Management's profit or loss on the Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Fund and, based on its review, concluded that Management's reported level of profitability on the Fund was reasonable.

44

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the continuation of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and NBFI could be expected to provide a high level of service to the Fund; regarding the Fund's underperformance, that it retained confidence in Management's and NBFI's capabilities to manage the Fund; that the Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to the Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Notice to Shareholders

In early 2016 you will receive information to be used in filing your 2015 tax returns, which will include a notice of the exact tax status of all distributions paid to you by the Fund during calendar year 2015. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

Neuberger Berman Risk Balanced Commodity Strategy Fund hereby designates $1,857 as a capital gain distribution.

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Investment manager: Neuberger Berman Management LLC

Sub-adviser: Neuberger Berman Fixed Income LLC

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Fund. This report is prepared for the general information of shareholders and is not an offer of shares of the Fund. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

M0258 12/15

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Alternative Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is filed with this annual report on Form N-CSR.  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).
Item 3.  Audit Committee Financial Expert.

The Board has determined that the Registrant has two audit committee financial experts serving on its audit committee.  The Registrant’s audit committee financial experts are Candace L. Straight and George W. Morriss. Ms. Straight and Mr. Morriss are independent trustees as defined by Form N-CSR.
Item 4.  Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as independent registered public accounting firm to Neuberger Berman Absolute Return Multi-Manager Fund, Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Global Long Short Fund, Neuberger Berman Inflation Managed Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Long Short Multi-Manager Fund, Neuberger Berman Multi-Asset Income Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund.  Absolute Return Multi-Manager Fund, Neuberger Berman Flexible Select Fund, Neuberger Berman Global Allocation Fund, Neuberger Berman Global Long Short Fund, Neuberger Berman Inflation Managed Fund, Neuberger Berman Long Short Credit Fund, Neuberger Berman Long Short Multi-Manager Fund, Neuberger Berman Multi-Asset Income Fund and Neuberger Berman Risk Balanced Commodity Strategy Fund commenced operations on May 15, 2013, May 31, 2013, December 29, 2010, November 12, 2014, December 19, 2012, June 29, 2015, December 19, 2013, March 27, 2015 and August 27, 2012, respectively.

Tait, Weller & Baker LLP (“Tait Weller”) serves as independent registered public accounting firm to Neuberger Berman Long Short Fund.  Neuberger Berman Long Short Fund commenced operations on December 29, 2011.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $300,000 and $394,200 for the fiscal years ended 2014 and 2015, respectively.

The aggregate fees billed for professional services rendered by Tait Weller for the audit of the annual financial statements or services that are normally provided by Tait Weller in connection with statutory and regulatory filings or engagements were $27,200 and $28,050 for the fiscal years ended 2014 and 2015, respectively.

(b) Audit-Related Fees

The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for assurance and related services by Tait Weller that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for assurance and related services by Tait Weller that are reasonably related to the performance of the audit that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $78,500 and $121,300 for the fiscal years ended 2014 and 2015, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of Passive Foreign Investment Companies ("PFICs"), assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning were $5,600 and $5,750 for the fiscal years ended 2014 and 2015, respectively. The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to guidance with the identification of PFICs, assistance with determination of various foreign withholding taxes, and assistance with Internal Revenue Code and tax regulation requirements for fund investments. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by Tait Weller for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.  The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees

The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The aggregate fees billed to the Registrant for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
The fees billed to other entities in the investment company complex for products and services provided by Tait Weller, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively. The Audit Committee approved 0% and 0% of these services provided by Tait Weller for the fiscal years ended 2014 and 2015, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.
(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Hours Attributed to Other Persons
Not applicable.
(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $78,500 and $121,300 for the fiscal years ended 2014 and 2015, respectively.
Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.

Non-audit fees billed by Tait Weller for services rendered to the Registrant were $5,600 and $5,750 for the fiscal years ended 2014 and 2015, respectively.
Non-audit fees billed by Tait Weller for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2014 and 2015, respectively.
(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s and Tait Weller’s independence.
Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s applicable annual report included as Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)	A copy of the Code of Ethics is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Alternative Funds

By: /s/Robert Conti
Robert Conti
Chief Executive Officer and President

Date: January 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/Robert Conti
Robert Conti
Chief Executive Officer and President

Date: January 5, 2016

By: /s/John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: January 5, 2016